UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

AEON Biopharma, Inc.

(Name of Registrant as Specified in its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 21, 2026

Dear Fellow Stockholders.:

On behalf of our Board of Directors (the “Board of Directors”) and management, I am pleased to invite you to the Special Meeting of Stockholders (the “Special Meeting”) of AEON Biopharma, Inc. (“AEON,” “we,” or the “Company”), which will be held on January 21, 2026, at 8:00 a.m. Pacific Time. The Special Meeting will be held at our offices at 5 Park Plaza, Suite 1750, Irvine, California 92614.

We are holding the Special Meeting in connection with a private placement transaction and the proposed exchange of our outstanding senior secured convertible notes. The transactions are crucial steps to fund the development and potential commercialization of ABP-450 as a biosimilar to BOTOX®. Therefore, your vote on the proposals at the Special Meeting is very important.

The Special Meeting will be held for the following purposes:

1.

to approve, for purposes of complying with the NYSE American Company Guide, and for all other purposes, (i) the issuance and sale of 4,616,924 shares (the “Shares”) of Class A common stock, par value $0.0001 per share (the “Common Stock”), or pre-funded warrants to purchase Common Stock in lieu of the Shares, (ii) warrants to purchase an aggregate of 6,581,829 shares of Common Stock and (iii) shares issuable upon exercise of True-Up Warrants (as defined below) (the “PIPE Financing Proposal”);

2.

to approve, for purposes of complying with the NYSE American Company Guide, and for all other purposes, the exchange of the outstanding senior secured convertible notes of the Company held by Daewoong Pharmaceutical Co, Ltd. (“Daewoong”) pursuant to an exchange agreement, dated December 15, 2025, by and between the Company and Daewoong for (i) shares of Common Stock or pre-funded warrants in lieu of shares of Common Stock (the “Exchange Shares”), (ii) a new senior secured convertible note in a principal amount of $1,500,000 and (iii) a warrant to purchase 8,000,000 shares of Common Stock (the “Exchange Proposal”);

3.	to approve the Amended and Restated 2023 Incentive Award Plan, to, among other things, increase the number of shares of Common Stock authorized for issuance thereunder (the “Equity Plan Proposal”);
4.

to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the PIPE Financing Proposal, the Exchange Proposal or the Equity Plan Proposal (the “Adjournment Proposal”); and

5.	to consider and transact such other business as may properly come before the Special Meeting.

The Second Closing (as defined below) and the Exchange (as defined below) will be consummated only if both the PIPE Financing Proposal and the Exchange Proposal are approved by our stockholders. The PIPE Financing Proposal and the Exchange Proposal are each conditioned on approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other Proposal. Each of these Proposals is more fully described in the Proxy Statement, which each stockholder is encouraged to read carefully and in its entirety.

The Company’s Board of Directors recommends that the stockholders vote “FOR” each of the Proposals.

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Only stockholders of record at the close of business on December 15, 2025, are entitled to notice of, and to vote at, the Special Meeting and any postponement or adjournment thereof. It is important that your shares be represented and voted at the Special Meeting. Please promptly cast your vote by telephone or electronically via the Internet or by completing and returning your signed proxy card in the enclosed postage-paid envelope or to the address indicated on your proxy card or voting instruction form. Voting electronically, by telephone or by returning your proxy card does not deprive you of the right to attend the Special Meeting in person and vote your shares during the Special Meeting for the business matters acted upon. Additional attendance, participation and voting information is included in the Proxy Statement and with your proxy materials.

On or about December 29, 2025, we will begin to mail to certain stockholders this Proxy Statement, and instructions on how to vote online. The Proxy Statement is available on our Investor Relations website at https://investors.aeonbiopharma.com/overview.

Irvine, California	By Order of the Board of Directors,

December 29, 2025	Robert Bancroft President, Chief Executive Officer and Director

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on January 21, 2026.

The Proxy Statement for the Special Meeting is available on our Investor Relations website at https://investors.aeonbiopharma.com/overview.

Your vote is very important. You may vote at the virtual meeting or by proxy. Whether or not you plan to virtually attend the Special Meeting, we encourage you to review the proxy materials and submit your proxy or voting instructions as soon as possible. You may vote your proxy by telephone or Internet (instructions are on your proxy card, and voter instruction form, as applicable) or by completing, signing, and mailing the enclosed proxy card in the enclosed envelope.

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APPENDIX A-1 – AEON BIOPHARMA, INC. AUDITED CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023 (AS INCLUDED IN THE COMPANY’S ANNUAL REPORT ON FORM 10-K FILED MARCH 24, 2025)

APPENDIX A-2 – MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023 (AS INCLUDED IN THE COMPANY’S ANNUAL REPORT ON FORM 10-K FILED MARCH 24, 2025)

APPENDIX B-1 – AEON BIOPHARMA, INC. UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025 (AS INCLUDED IN THE COMPANY’S QUARTERLY REPORT ON FORM 10-Q FILED NOVEMBER 14, 2025)

APPENDIX B-2 – MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025 (AS INCLUDED IN THE COMPANY’S QUARTERLY REPORT ON FORM 10-Q FILED NOVEMBER 14, 2025)

APPENDIX C – AEON BIOPHARMA AMENDED AND RESTATED 2023 INCENTIVE PLAN

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FORWARD-LOOKING STATEMENTS

This Proxy Statement contains various forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact included in this Proxy Statement regarding our business strategy, plans, goal, and objectives are forward-looking statements, including without limitation statements regarding the Company’s ability to consummate the Second Closing (as defined below) and the Exchange (as defined below) and its intent or ability to regain compliance with any applicable continued listing standards of the NYSE American Company Guide. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “intend,” “budget,” “target,” “aim,” “strategy,” “estimate,” “plan,” “guidance,” “outlook,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements reflect the Company and management’s beliefs and expectations based on current estimates and projections. While the Company believes these expectations, and the estimates and projections on which they are based, are reasonable and were made in good faith, these statements are subject to numerous risks and uncertainties, any of which could cause the Company’s actual results, performance, or achievements, or industry results, to differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties, which include, but are not limited to, the risks described in this Proxy Statement under the heading “Background for the Special Meeting and the Proposals,” the risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, under the heading “Risk Factors,” and in other documents filed by the Company with the Securities and Exchange Commission (the “SEC”).

These forward-looking statements speak only as of the date hereof, and except as required by law, the Company undertakes no obligation to correct, update, or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. You are advised, however, to consult any additional disclosures we make in our reports to the SEC. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in such disclosures and in our reports to the SEC.

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PROXY STATEMENT SUMMARY

This summary contains highlights about our upcoming Special Meeting of Stockholders. This summary does not contain all of the information that you may wish to consider in advance of the meeting, and we encourage you to read the entire Proxy Statement before voting.

Special Meeting of Stockholders

Date and Time:	January 21, 2026, at 8:00 a.m. Pacific Time

Location:	5 Park Plaza, Suite 1750, Irvine, California 92614

Record Date:	December 15, 2025

Voting Matters and Board Recommendations

Proposal	Matter	Board Recommendation
1

Approval, for purposes of complying with the NYSE American Company Guide, and for all other purposes, (i) the issuance and sale of 4,616,924 shares (the “Shares”) of Common Stock or pre-funded warrants to purchase Common Stock in lieu of the Shares, (ii) warrants to purchase an aggregate of 6,581,829 shares of Common Stock and (iii) shares issuable upon exercise of True-Up Warrants (as defined below) (the “PIPE Financing Proposal”)

FOR
2

Approval, for purposes of complying with the NYSE American Company Guide, and for all other purposes, of the exchange of the outstanding senior secured convertible note of the Company held by Daewoong Pharmaceutical Co, Ltd. (“Daewoong”) pursuant to an exchange agreement, dated December 15, 2025, by and between the Company and Daewoong for (i) shares of Common Stock or pre-funded warrants in lieu of shares of Common Stock (the “Exchange Shares”), (ii) a new senior secured convertible note in a principal amount of $1,500,000 and (iii) a warrant to purchase 8,000,000 shares of Common Stock (the “Exchange Proposal”)

FOR
3	Approval of the Amended and Restated 2023 Incentive Award Plan, to, among other things, increase the number of shares of Common Stock authorized for issuance thereunder (the “Equity Plan Proposal”)	FOR
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Approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the PIPE Financing Proposal, the Exchange Proposal or the Equity Plan Proposal (the “Adjournment Proposal”)

FOR

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PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

JANUARY 21, 2026

This Proxy Statement is being furnished to the stockholders of AEON Biopharma, Inc. (the “Company” or “AEON”) in connection with the solicitation of proxies for the Company’s Special Meeting of Stockholders (the “Special Meeting”) to be held on January 21, 2026, at 8:00 a.m. Pacific Time, or at any adjournment or postponement thereof, for the purposes set forth herein. The Special Meeting will be held at 5 Park Plaza, Suite 1750, Irvine, California 92614. This solicitation is being made by the board of directors of the Company (the “Board of Directors” or the “Board”).

THE INFORMATION PROVIDED IN THE “QUESTIONS AND ANSWERS” FORMAT BELOW IS FOR YOUR CONVENIENCE AND INCLUDES ONLY A SUMMARY OF CERTAIN INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

QUESTIONS AND ANSWERS

Why am I receiving these materials?

We are distributing our proxy materials because our Board is soliciting your proxy to vote at the Special Meeting. This Proxy Statement summarizes the information you need to vote at the Special Meeting. You do not need to attend the Special Meeting to vote your shares.

As discussed in greater detail below, we are calling a Special Meeting of our stockholders to approve the PIPE Financing Proposal, the Exchange Proposal, the Equity Plan Proposal and, if necessary, the Adjournment Proposal. The Second Closing and the Exchange cannot be consummated unless our stockholders approve the PIPE Financing Proposal and the Exchange Proposal.

How can I attend the Special Meeting?

If you plan to attend the Special Meeting and wish to vote in person, you will be given a ballot at the Special Meeting. Please note, however, that if your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the Special Meeting, you must bring to the Special Meeting a legal proxy from the record holder of the shares, which is the broker or other nominee, authorizing you to vote at the Special Meeting.

What proposals will be voted on at the Special Meeting?

Stockholders will vote on four (4) proposals at the Special Meeting:

1.	The PIPE Financing Proposal;
2.	The Exchange Proposal;
3.	The Equity Plan Proposal; and
4.	The Adjournment Proposal;

We will also consider other business, if any, that properly comes before the Special Meeting.

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Are the proposals conditioned on one another?

The PIPE Financing Proposal and the Exchange Proposal are conditioned on the approval and adoption of each other. The Equity Plan Proposal and the Adjournment Proposal are not conditioned upon the approval of any other proposal.

What happens if other business not discussed in this Proxy Statement comes before the meeting?

The Company does not know of any business to be presented at the Special Meeting other than the proposals discussed in this Proxy Statement. If other business properly comes before the meeting under our Third Amended and Restated Certificate of Incorporation (the “Charter”), Amended and Restated Bylaws (the “Bylaws”), and rules established by the SEC, the proxies will use their discretion in casting all the votes that they are entitled to cast.

How does the Board recommend that stockholders vote on the proposals?

Our Board recommends that stockholders vote:

●	“FOR” the approval of the PIPE Financing Proposal;
●	“FOR” the approval of the Exchange Proposal;
●	“FOR” the approval of the Equity Plan Proposal; and
●	“FOR” the Adjournment Proposal.

Who is entitled to vote?

As of the Record Date, 12,105,902 shares of Common Stock were outstanding. Only holders of record of our Common Stock as of the Record Date will be entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each stockholder is entitled to one vote for each share of our Common Stock held by such stockholder on the Record Date. No cumulative voting rights are authorized.

How do I vote in advance of the Special Meeting?

If you are a holder of record of shares of Common Stock of the Company, you may direct your vote without attending the Special Meeting by following the instructions on the proxy card to vote by Internet or by telephone, or by signing, dating, and mailing a proxy card.

If you hold your shares in street name via a broker, bank, or other nominee, you may direct your vote without attending the Special Meeting by signing, dating, and mailing your voting instruction card. Internet or telephonic voting may also be available. Please see your voting instruction card provided by your broker, bank, or other nominee for further details.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time before it is voted at the Special Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:

●	delivering to the attention of the Secretary at the address on the first page of this Proxy Statement a written notice of revocation of your proxy;
●	delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or
●	attending the Special Meeting and voting electronically, as indicated above under “How do I vote during the Special Meeting?”, but note that attendance at the Special Meeting will not, by itself, revoke a proxy.

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If your shares are held in the name of a bank, broker, or other nominee, you may change your vote by submitting new voting instructions to your bank, broker, or other nominee. Please note that if your shares are held of record by a bank, broker, or other nominee and you decide to attend and vote at the Special Meeting, your vote at the Special Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker, or other nominee).

What is a broker non-vote?

Brokers, banks, or other nominees holding shares on behalf of a beneficial owner may vote those shares in their discretion on certain “routine” matters even if they do not receive timely voting instructions from the beneficial owner. With respect to “non-routine” matters, the broker, bank, or other nominee is not permitted to vote shares for a beneficial owner without timely received voting instructions. Each Proposal to be voted on at the Special Meeting is a non-routine matter. Therefore, if you hold your shares in “street name,” you must instruct your broker how to vote for the proposals in order for your shares to be voted at the Special Meeting.

A broker non-vote occurs when a broker, bank, or other nominee does not vote on a non-routine matter because the beneficial owner of such shares has not provided voting instructions with regard to such matter. The effect of broker non-votes on each of the proposals is described below.

What constitutes a quorum?

The presence at the Special Meeting, either in person or by proxy, of holders of 33.34% in voting power of the shares of the Company entitled to vote at the Special Meeting shall constitute a quorum for the transaction of business. Abstentions will be counted as present for the purpose of determining whether there is a quorum at the Special Meeting. Your shares are counted as being present if you participate at the Special Meeting, or if you vote by proxy via the Internet, by telephone, or by returning a properly executed and dated proxy card or voting instruction form by mail.

What vote is required to approve each matter to be considered at the Special Meeting?

Proposal	Matter	Vote Required	Effect of Broker Non-votes	Effect of Abstentions
1	The PIPE Financing Proposal	Affirmative Vote of the Holders of a Majority in Voting Power of the Votes Cast (Excluding Abstentions and Broker Non-Votes)	No Effect	No Effect
2	The Exchange Proposal	Affirmative Vote of the Holders of a Majority in Voting Power of the Votes Cast (Excluding Abstentions and Broker Non-Votes)	No Effect	No Effect
3	The Equity Plan Proposal	Affirmative Vote of the Holders of a Majority in Voting Power of the Votes Cast (Excluding Abstentions and Broker Non-Votes)	No Effect	No Effect
4	The Adjournment Proposal	Affirmative Vote of the Holders of a Majority in Voting Power of the Votes Cast (Excluding Abstentions and Broker Non-Votes)	No Effect	No Effect

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What is the deadline for submitting a proxy?

To ensure that proxies are received in time to be counted prior to the Special Meeting, proxies submitted by Internet or by telephone should be received by 11:59 p.m. Eastern time on January 20, 2026, and proxies submitted by mail should be received by the close of business on January 20, 2026.

What does it mean if I receive more than one proxy card?

If you hold your shares in more than one account, you will receive one proxy card for each account (as applicable). To ensure that all of your shares are voted, please complete, sign, date, and return one proxy card for each account or use the proxy card for each account to vote by Internet or by telephone.

How will my shares be voted if I return a blank proxy card?

If you are a holder of record of our Common Stock and you sign and return a proxy card or otherwise submit a proxy without giving specific voting instructions, your shares will be voted:

●	“FOR” the approval of the PIPE Financing Proposal;
●	“FOR” the approval of the Exchange Proposal;
●	“FOR” the approval of the Equity Plan; and
●	“FOR” the approval of the Adjournment Proposal.

If you hold your shares in street name via a broker, bank, or other nominee and do not provide the broker, bank, or other nominee with voting instructions (including by signing and returning a blank voting instruction card), your shares:

●	will not be counted as present for purposes of establishing a quorum; and
●	will not be counted in connection with the other proposals or any other non-routine matters that are properly presented at the Special Meeting. For each of these proposals, your shares will be treated as “broker non-votes.”

Our Board knows of no matter to be presented at the Special Meeting other than the proposals specifically identified in this Proxy Statement. If any other matters properly come before the Special Meeting upon which a vote properly may be taken, shares represented by all proxies received by us will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.

Who is making this solicitation and who will pay the expenses?

This proxy solicitation is being made on behalf of our Board. The Company will pay the cost of soliciting proxies for the Special Meeting. In addition to solicitation by mail, our employees may solicit proxies personally or by telephone or facsimile, but they will not receive additional compensation for these services. Arrangements may be made with brokerage houses, custodians, nominees, and fiduciaries to send proxy materials to their principals, and we may reimburse them for their expenses.

A list of stockholders entitled to vote at the Special Meeting will be available for inspection by stockholders for any purpose germane to the meeting for 10 business days prior to the Special Meeting, at AEON Biopharma, Inc., 5 Park Plaza, Suite 1750, Irvine, CA 92614 between the hours of 9:00 a.m. and 5:00 p.m. Pacific Time. The stockholder list will also be available to stockholders of record for examination during the Special Meeting. You will need the control number included on your proxy card, or voting instruction form, or otherwise provided by your bank, broker, or other nominee.

What is “householding” and how does it affect me?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we send only one set of proxy materials to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to eliminate

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duplicate mailings, conserve natural resources, and reduce our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards.

If your shares are held beneficially and you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, please contact Broadridge Financial Solutions, Inc., by calling (866) 540-7095 or writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and an additional copy of proxy materials will be promptly delivered to you. Similarly, if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may also contact Broadridge at the above telephone number or address. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures.

How can I find out the results of the voting at the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting.

Whom can I contact for further information?

You may request additional copies, without charge, of this Proxy Statement and other proxy materials or ask questions about the Special Meeting, the proposals, or the procedures for voting your shares by writing to our Secretary at 5 Park Plaza, Suite 1750, Irvine, CA 92614.

When are stockholder proposals due for our 2026 Annual Meeting of stockholders?

Rule 14a-8 Shareholder Proposals. Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) must submit the proposal to our executive offices at 5 Park Plaza, Suite 1750, Irvine, CA 92614 in writing not later than December 30, 2025.

Proxy Access. Under our Bylaws, if you wish to nominate a director through proxy access, you must give timely written notice to our Secretary at the principal executive offices of the Company. To be timely, notice must be delivered to the Secretary not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders. For the 2026 Annual Meeting of Stockholders, written notice must be received by the Secretary between the close of business on February 13, 2026, and the close of business on March 13, 2026. In the event that the 2026 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice must be delivered to the Secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which public disclosure of the date of such annual meeting is first made by us. Such notices must comply with the procedural and content requirements of our Bylaws, a copy of which is available upon request to our Secretary.

Proposals or Director Nominees (other than through Proxy Access). Stockholders intending to present a proposal at our 2026 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Chief Legal Officer receive written notice from the registered shareholder of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting of shareholders. Therefore, we must receive notice of such a proposal or nomination for the 2026 Annual Meeting no earlier than February 14, 2026 and no later than March 16, 2026. The notice must contain the information required by our Bylaws. In the event that the date of the 2026 Annual Meeting is more than 30 days before or more than 60 days after June 14, 2026, then our Chief Legal Officer must receive such written notice not later

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than the 90th day prior to the 2026 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us.

SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with the above deadlines and, in certain other cases notwithstanding the stockholder’s compliance with these deadlines.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the additional information required by Rule 14a-19(b) of the Exchange Act.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

In connection with our solicitation of proxies for our 2026 Annual Meeting, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

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BACKGROUND FOR THE SPECIAL MEETING AND THE PROPOSALS

We are sending this Proxy Statement to you in connection with a private placement and the exchange of convertible notes. The transactions are an important step to fund the development and potential commercialization of ABP-450 as a biosimilar to Botox.

The Private Placement

Background

On November 12, 2025, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain investors (the “Investors”) whereby we will issue and sell to the Investors in a private placement (the “Private Placement”): (i) shares of Common Stock (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase shares of Common Stock, (iii) warrants (the “Warrants”) to purchase shares of Common Stock, and (iv) True-Up Warrants (as defined below) to purchase shares of Common Stock.

The first closing of the Private Placement occurred on November 18, 2025 (the “First Closing”). At the First Closing, we issued and sold 1,964,905 Pre-Funded Warrants in lieu of shares of Common Stock for an aggregate purchase price of $1.8 million. The second closing of the Private Placement (the “Second Closing”) is subject to stockholder approval in accordance with the rules of the NYSE American, consummation of the Exchange (defined below), and other customary closing conditions set forth in the Securities Purchase Agreement. At the Second Closing, we expect to issue and sell 4,616,924 Shares (or Pre-Funded Warrants in lieu of shares of Common Stock) for an aggregate purchase price of $4.2 million and 6,581,829 Warrants with an exercise price per share of $1.09392 and a five-year term.

Following the Second Closing and the consummation of the Exchange, we have agreed to issue to each Investor that purchases all securities contemplated to be purchased by it pursuant to the Securities Purchase Agreement, a warrant (the “True-Up Warrant”) to purchase the number of shares of Common Stock necessary for the Investor’s Post-Exchange Investment Percentage (as defined in the Securities Purchase Agreement) following the issuance of the shares issued in the Exchange to be equal to the Investor’s Pre-Exchange Investment Percentage (as defined in the Securities Purchase Agreement) (rounded down to the nearest whole share of Common Stock), provided, however, that in no event shall the number of shares of Common Stock issuable under an Investor’s True-Up Warrant exceed the total number of Shares or Pre-Funded Warrant Shares (as defined below) issued or issuable to an Investor pursuant to the Securities Purchase Agreement.

Subject to the terms and conditions therein, the Securities Purchase Agreement also grants to the Investors, until such time as the earlier of (i) the date that no Warrants remain outstanding and (ii) the 18-month anniversary of the Second Closing, a right to participate in any financing not registered under the Securities Act and involving the issuance by us of Common Stock or Common Stock equivalents for cash.

Terms of the Pre-Funded Warrants, Warrants and True-Up Warrants

The Pre-Funded Warrants may be issued in lieu of any shares of Common Stock issuable under the Securities Purchase Agreement, and each Pre-Funded Warrant is exercisable for one share of Common Stock at an exercise price of $0.0001 per share. The Pre-Funded Warrants are immediately exercisable after issuance and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full.

Each Warrant will be exercisable for the number of shares of Common Stock or Pre-Funded Warrants purchased by each Investor under the Securities Purchase Agreement (but excluding any shares issuable upon the exercise of the True-Up Warrants), at an exercise price of $1.09392 per share and may only be exercised for cash. The Warrants will be immediately exercisable after issuance and will be able to be exercised at any time until the five-year anniversary of the Second Closing.

Each True-Up Warrant will be exercisable for one share of Common Stock at an exercise price of $0.0001 per share. The True-Up Warrants will be immediately exercisable after issuance and will be able to be exercised at any time until all of the True-Up Warrants are exercised in full.

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The exercise prices and the number of shares issuable upon exercise of the Pre-Funded Warrants, Warrants and True-Up Warrants are subject to customary adjustments in the case of stock dividends, stock splits, pro rata distributions, and similar events in respect of the Common Stock. In addition, the number of shares of the Common Stock underlying, and the exercise price of, the Warrants is subject to full ratchet antidilution protection and standard adjustments in the event of a share split, reverse share split, share dividend, share combination recapitalization or other similar transaction involving the Common Stock; provided, however, that in no event will the exercise price of the Warrants equal less than $0.30387 per share of Common Stock.

A holder (together with its affiliates) of the Pre-Funded Warrants, Warrants or True-Up Warrants may not exercise any portion of the Pre-Funded Warrants, Warrants or True-Up Warrants to the extent that the holder would own more than 9.99% of our outstanding Common Stock immediately after exercise, which percentage may be changed at the holder’s election to a lower or higher percentage not in excess of 19.99% upon 61 days’ notice to us subject to the terms of the Pre-Funded Warrants, Warrants or True-Up Warrants.

The Exchange

Background

On March 19, 2024, we entered into a subscription agreement with Daewoong Pharmaceuticals, Co., LTD (“Daewoong”) relating to our sale and issuance of senior secured convertible notes in the principal amount of up to $15,000,000 (the “Outstanding Convertible Notes”), which are convertible into shares of Common Stock, subject to certain conditions and limitations set forth in each Ousttanding Convertible Note.

On November 12, 2025, we entered into a binding term sheet (the “Term Sheet”) with Daewoong relating to an exchange of the Convertible Notes (the “Exchange”).

Exchange Agreement

On December 15, 2025, we and AEON Biopharma Sub, Inc., a Delaware corporation (the “AEON Sub”), entered into an Exchange Agreement (the “Exchange Agreement”) with Daewoong consistent with the terms of the Term Sheet pursuant to which the Outstanding Convertible Notes held by Daewoong would be exchanged for (i) newly issued shares of Common Stock equal to (x) the principal and accrued interest of the Convertible Notes as of the closing of the Exchange (as defined below) less (y) the principal amount of the New Convertible Note (as defined below), multiplied by 1.3 (and rounded down to the nearest whole share of Common Stock) and/or pre-funded warrants to purchase shares of Common Stock (the “Pre-Funded Warrants”) in lieu of any shares of Common Stock that would result in Daewoong’s beneficial ownership of Common Stock exceeding 49.99% (the “Exchange Shares”), (ii) a new senior secured convertible note in the principal amount of $1,500,000 (the “New Convertible Note”), and (iii) a warrant to purchase 8,000,000 shares of Common Stock at an exercise price of $1.09392 per share (the “Daewoong Warrant”). We estimate that the number of Exchange Shares will be approximately 23.1 million, assuming the vote of our stockholders to approve the Exchange occurs on January 21, 2026. At the closing of the Exchange (the “Exchange Closing”), Daewoong agrees that the Outstanding Convertible Note will be immediately and automatically terminated upon the Exchange Closing.

The Exchange Agreement provides that we will nominate one designee of Daewoong to our board of directors to serve as a Class III director at the 2026 annual meeting of stockholders, which director designee is currently Seongsoo Park.

The Exchange Agreement contains customary registration rights, representations, warranties, and agreements by us, AEON Sub, and Daewoong. The representations, warranties, and agreements contained in the Exchange Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

New Convertible Note

If approved, the New Convertible Note will contain customary events of default, accrue interest at an annual rate of 15.79% payable in cash at maturity, and will have a maturity date of April 12, 2030 (the “Maturity

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Date”), unless earlier converted or redeemed in accordance with its terms prior to such date. We may not prepay the New Convertible Note or accrued interest prior to the Maturity Date.

If, prior to the Maturity Date, we consummate a bona-fide third-party financing after the issuance of the New Convertible Note in the form of Common Stock or any securities convertible into, or exchangeable or exercisable for, Common Stock (subject to certain exceptions as described in the New Convertible Note), in one or more transactions or a series of related and substantially similar and simultaneous transactions at the same purchase price from third parties unaffiliated with Daewoong and its affiliates, for aggregate gross cash proceeds to us of at least $30.0 million (a “Qualified Financing”), then, upon written notice thereof to Daewoong by us, on the closing date of such Qualified Financing, the New Convertible Note will automatically convert in whole, without any further action by Daewoong, into a number of shares of Common Stock or Pre-Funded Warrants equal to: (i) one and three tenths (1.3) multiplied by (ii) the quotient of (a) the principal amount of the New Convertible Note and all accrued and unpaid interest to be converted divided by (b) the per share price of the Common Stock sold in the Qualified Financing.

If, prior to the Maturity Date, we provide (i) written notice to Daewoong that we have publicly announced the submission of a Biologics License Application filing for ABP-450 as a biosimilar to BOTOX® (onabotulinumtoxinA) or (ii) a written notice that we have consummated a Change of Control (as defined in the New Convertible Note), Daewoong will have the right for thirty (30) days following receipt of either such notice, at Daewoong’s option (the “Optional Conversion”), to convert all (but not less than all) of the remaining outstanding portion of the New Convertible Note (subject to any limitations under the rules of NYSE American) into an amount of shares of Common Stock or Pre-Funded Warrants equal to: (i) one and three tenths (1.3) multiplied by (ii) the quotient of (a) the principal amount of the New Convertible Note and all accrued and unpaid interest to be converted divided by (b) the volume-weighted average trading per share price of Common Stock over the five (5) trading days prior to our receipt of Daewoong’s written notice of exercise of the Optional Conversion.

The New Convertible Note will include a covenant that will restrict our and AEON Sub’s ability to issue debt securities senior or pari passu to such New Convertible Note without Daewoong’s prior written consent. The New Convertible Note will also include a covenant that restricts our and AEON Sub’s ability to issue debt securities junior to such New Convertible Note except as expressly permitted under a security agreement to be entered into between us, AEON Sub, and Daewoong in connection with the Exchange Closing.

In connection with issuing the New Convertible Note and substantially similar to the Outstanding Convertible Notes, we and AEON Sub will grant a first-priority security interest on substantially all of our respective assets, other than certain permitted liens described in the New Convertible Note. Upon the occurrence and continuation of an event of default, Daewoong will be entitled to, among other things, foreclose on the assets that are the subject of the security interest.

The Pre-Funded Warrants and Daewoong Warrants

Under the Exchange Agreement and the New Convertible Note, Pre-Funded Warrants may be issued in lieu of shares of Common Stock and each Pre-Funded Warrant will be exercisable for one share of Common Stock at an exercise price of $0.0001 per share. The Pre-Funded Warrants will be immediately exercisable after issuance and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full.

The Daewoong Warrant will be substantially identical to the warrants to purchase Common Stock to be issued pursuant to the Securities Purchase Agreement, will be exercisable at an exercise price of $1.09392 per share and may only be exercised for cash. The Daewoong Warrant will be immediately exercisable after issuance and will be able to be exercised at any time until the fifth-year anniversary of issuance.

The exercise prices and the number of shares issuable upon exercise of the Pre-Funded Warrants and the Daewoong Warrant will be subject to customary adjustments in the case of stock dividends, stock splits, pro rata distributions, and similar events in respect of the Common Stock. In addition, the number of shares of the Common Stock underlying, and the exercise price of, the Daewoong Warrant will be subject to full ratchet antidilution protection and standard adjustments in the event of a share split, reverse share split, share dividend, share combination recapitalization, or other similar transaction involving the Common

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Stock; provided, however, that in no event will the exercise price of the Daewoong Warrant equal less than $0.30387 per share of Common Stock.

Daewoong will not be able to exercise any portion of the Pre-Funded Warrants or the Daewoong Warrant to the extent that it would own more than 49.99% of our outstanding Common Stock immediately after exercise, which percentage may be changed at Daewoong’s election upon 61 days’ notice to us subject to the terms of the Pre-Funded Warrants and Daewoong Warrants.

Proposed Increase to Authorized Shares Under Equity Plan

We are seeking approval from our stockholders to increase the number of shares authorized under the AEON Biopharma, Inc. Amended and Restated 2023 Incentive Award Plan (the “Equity Plan”) by 17,288,059 shares of our Common Stock. See “Proposal Three – The Equity Plan Proposal”.

Effect on Existing Stockholders

If the Second Closing and the Exchange are implemented, Daewoong and certain Investors in the Private Placement will hold the largest number of our outstanding shares. The following table outlines our capital structure based on share information as of December 15, 2025 and (i) assuming the PIPE Financing Proposal and the Exchange Proposal are approved, (ii) assuming that the Exchange is consummated on January 21, 2026 and (iii) assuming immediate exercise of all Pre-Funded Warrants and True-Up Warrants without regard to ownership limitations in such Pre-Funded Warrants or True-Up Warrants.

	Number of Shares	Percentage
Issued and outstanding (as of December 15, 2025)*	12,105,902	26.1%
To be issued to the Investors in the Second Closing^	11,198,753	24.1%
To be issued to Daewoong in the Exchange	23,155,012	49.8%

Total	46,459,667	100.0%

* Includes approximately 2,253,500 shares held by the Investors that were acquired by the Investors prior to their entry into the Securities Purchase Agreement.

^ Includes 6,581,829 shares to be acquired by the Investors upon exercise of True-Up Warrants based on the assumed number of shares to be issued in the Exchange.

The share figures above exclude:

●	up to 3,932,249 shares of Common Stock issuable under warrants outstanding as of December 15, 2025;
●	up to 1,962,905 shares of Common Stock issuable under pre-funded warrants issued to the Investors in the Initial Close;
●	up to 14,581,829 shares of Common Stock to be initially issuable under Warrants and Daewoong Warrant to be issued in connection with the Second Closing and the Exchange Closing;
●	up to 208,657 shares of Common Stock issuable as contingent consideration;
●	up to 40,398 shares of Common Stock reserved for issuance under the 2023 Incentive Award Plan as of December 15, 2025;
●	up to 65,231 shares of Common Stock reserved for issuance under outstanding equity awards;
●	15,833,334 shares of Common Stock to be reserved for issuance under the 2023 Incentive Award Plan if the Equity Plan Proposal is approved; and
●	an indeterminate number of shares of Common Stock issuable upon conversion of the New Convertible Note.

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Pursuant to our Charter, holders of shares of our Common Stock are entitled to one vote for each share held by such holder. Subject to the rights of holders of any series of outstanding preferred stock, holders of shares of our Common Stock have equal rights of participation in the dividends and other distributions in cash, stock or property of the Company when, as and if declared thereon by our Board from time to time out of assets or funds legally available therefor and have equal rights to receive the assets and funds of the Company available for distribution to stockholders in the event of any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary.

Our Board of Directors unanimously recommends that you vote “FOR” each of the FOUR Proposals. YOUR VOTE IS IMPORTANT.

We believe that completing the Second Closing and the Exchange will allow us to fund the development and potential commercialization of ABP-450 as a biosimilar to Botox.

The foregoing description of the Securities Purchase Agreement, the Exchange Agreement, the Warrants, the Second Closing, the Exchange and the other transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the full text of the documents as filed in our current reports on Form 8-K filed with the SEC on November 13, 2025 and December 15, 2025.

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MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

PROPOSAL ONE — THE PIPE FINANCING PROPOSAL

to approve, for purposes of complying with the NYSE American Company Guide, and for all other purposes, (i) the issuance and sale of 4,616,924 shares of Common Stock or pre-funded warrants to purchase shares of Common Stock of the Company, (II) WARRANTS TO PURCHASE an aggregate of 6,581,829 shares of COMMON STOCK and (iii) shares issuable upon exercise of True-Up Warrants

Pursuant to the Securities Purchase Agreement, on November 18, 2025, we issued 1,964,905 Pre-Funded Warrants in the Initial Closing. As part of the Second Closing, subject to our stockholders approving this Proposal, the consummation of the Exchange and other customary closing conditions, we will (i) issue and sell an additional 4,616,924 Shares (or Pre-Funded Warrants in lieu of Shares) for $0.9116 per Share (or $0.9115 per Pre-Funded Warrant in lieu of Shares), (ii) issue Warrants to purchase an aggregate of 6,581,829 shares of Common Stock, which will have a five-year term and exercise price of $1.09392 per share, and (iii) issue True-Up Warrant to purchase for $0.0001 per share the number of shares of Common Stock necessary for the Investor’s Post-Exchange Investment Percentage (as defined in the Securities Purchase Agreement) following the issuance of the Exchange Shares to be equal to the Investor’s Pre-Exchange Investment Percentage (as defined in the Securities Purchase Agreement) (rounded down to the nearest whole share of Common Stock), provided, however, that in no event shall the number of shares of Common Stock issuable under an Investor’s True-Up Warrant exceed 6,581,829. If approved, the Second Closing will raise approximately $11.4 million, assuming the exercise of the Warrants. Please see the section titled “Background for the Special Meeting and the Proposals – The Private Placement” for more detail.

If this Proposal No. 1 and the Exchange Proposal are approved by our stockholders and each of the other conditions in the Securities Purchase Agreement and Exchange Agreement are either satisfied or waived as provided for therein, the transactions contemplated by the Securities Purchase Agreement and the Exchange Agreement will occur.

Our Common Stock is listed on NYSE American, and, as such, we are subject to the NYSE American Company Guide, including Section 713(a). NYSE American Company Guide Section 713(a) requires stockholder approval when shares will be issued in connection with a transaction, other than a public offering, involving the sale, issuance, or potential issuance of common stock (or securities convertible into common stock) equal to 20% or more of the issuer’s outstanding stock for less than the Minimum Price (as defined therein). Based upon NYSE American Company Guide Section 713(a), we cannot consummate the Second Closing unless we obtain stockholder approval.

No Preemptive Rights

Our stockholders do not have a preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

Consequences of Not Approving this Proposal No. 1

If this Proposal No. 1 is not approved, we may not be able to fund the development and potential commercialization of ABP-450, our lead and sole asset, as a biosimilar to Botox. If this Proposal No. 1 and the Exchange Proposal are approved by our stockholders and each of the other conditions in the Securities Purchase Agreement and Exchange Agreement are either satisfied or waived as provided for therein, the transactions contemplated by the Securities Purchase Agreement and the Exchange Agreement will occur.

Required Vote

Approval of this Proposal No. 1 requires the affirmative vote of the holders of a majority in voting power of the votes cast. Abstentions will have no effect on this Proposal No. 1. Brokers are not permitted to vote

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your shares on this Proposal No. 1 without your specific instructions. Please provide your broker with voting instructions so that your vote can be counted.

Recommendation of our Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF PROPOSAL NO. 1 – THE PIPE FINANCING PROPOSAL

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PROPOSAL TWO — THE EXCHANGE PROPOSAL

to approve, for purposes of complying with the NYSE American Company Guide, and for all other purposes, the issuance and sale of the Common Stock and pre-funded warrants issuable to Daewoong Pharmaceuticals Co., LTD upon the exchange of outstanding convertible notes for (i) a new convertible note IN A PRINCIPAL AMOUNT OF $1,500,000, (ii) a warrant to purchase 8,000,000 shares of Common Stock, and (iii) shares of Common Stock and/or pre-funded warrants to purchase common stock

Pursuant to the Exchange Agreement, subject to our stockholders approving this Proposal No. 2 and other customary closing conditions, we will issue (i) the New Convertible Note in a principal amount of $1,500,000, (ii) a warrant to purchase 8,000,000 shares of Common Stock at an exercise price of $1.09392, and (iii) newly issued shares of Common Stock or pre-funded warrants to purchase shares of Common Stock. The exercise of the Daewoong Warrant would raise approximately $8.8 million. Seongsoo Park, a member of our Board, is affiliated with Daewoong. Please see the section titled “Background for the Special Meeting and the Proposals – The Exchange” for more detail.

If this Proposal No. 2 and the PIPE Financing Proposal are approved by our stockholders and each of the other conditions in the Securities Purchase Agreement and Exchange Agreement are either satisfied or waived as provided for therein, the transactions contemplated by the Securities Purchase Agreement and the Exchange Agreement will occur.

Our Common Stock is listed on NYSE American, and, as such, we are subject to the NYSE American Company Guide, including Section 713(a) and Section 713(b). NYSE American Company Guide Section 713(a) requires stockholder approval when shares will be issued in connection with a transaction, other than a public offering, involving the sale, issuance, or potential issuance of common stock (or securities convertible into common stock) equal to 20% or more of the issuer’s outstanding stock for less than the Minimum Price (as defined therein). Based upon NYSE American Company Guide Section 713(a), we cannot consummate the Exchange unless we obtain stockholder approval.

In addition, NYSE American Company Guide Section 713(b) requires stockholder approval prior to an issuance of securities that will result in a “change of control” of the company. Although NYSE American has not adopted any rule as to what constitutes a “change of control,” a change of control may be deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. Stockholders should note that a “change of control” as described under Section 713(b) applies only with respect to the application of such rule, and does not necessarily constitute a “change of control” for purposes of Delaware law or our organizational documents.

Because the conversion ratio for a conversion of the New Convertible Note occurring in connection with a Qualified Financing depends on the per share price of the Committee Stock sold in the Qualified Financing, we are unable to estimate the number of shares issuable upon such conversion. Similarly, because the conversion ratio for an Optional Conversion depends on the volume-weighted average trading per share price of Common Stock over the five (5) trading days prior to our receipt of Daewoong’s written notice of exercise of the Optional Conversion, we are unable to estimate the number of shares issuable upon an Optional Conversion.

No Preemptive Rights

Our stockholders do not have a preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

Consequences of Not Approving this Proposal No. 2

If this Proposal No. 2 is not approved, we may not be able to fund the development and potential commercialization of ABP-450, our lead and sole asset, as a biosimilar to Botox. If this Proposal No. 2 and the PIPE Financing Proposal are approved by our stockholders and each of the other conditions in the

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Securities Purchase Agreement and Exchange Agreement are either satisfied or waived as provided for therein, the transactions contemplated by the Securities Purchase Agreement and the Exchange Agreement will occur.

Required Vote

Approval of this Proposal No. 2 requires the affirmative vote of the holders of a majority in voting power of the votes cast. Abstentions will have no effect on this Proposal No. 2. Brokers are not permitted to vote your shares on this Proposal No. 2 without your specific instructions. Please provide your broker with voting instructions so that your vote can be counted.

Recommendation of our Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF PROPOSAL NO. 2 – THE EXCHANGE PROPOSAL

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PROPOSAL THREE — THE EQUITY PLAN PROPOSAL

TO APPROVE THE AEON BIOPHARMA, INC. AMENDED AND RESTATED 2023 INCENTIVE AWARD PLAN

Introduction

On December 2, 2025, our Board adopted the AEON Biopharma, Inc. Amended and Restated 2023 Incentive Award Plan (the “A&R Plan”), which amends and restates our 2023 Incentive Award Plan (the “Original Plan”). The A&R Plan makes the following material amendments to the Original Plan:

•	Increases the aggregate number of shares reserved for issuance under the A&R Plan by 17,288,059 shares;
•	Increases the annual increase in the number of shares that may be issued pursuant to awards under the A&R Plan on the first day of each calendar year beginning on January 1, 2027 and ending on and including January 1, 2033 to the lesser of (i) a number of shares equal to 5% (increased from 4%) of the number of fully-diluted shares (as calculated below) on the final day of the immediately preceding calendar year and (ii) such smaller number of shares as is determined by the Board;
•	Increases the aggregate number of shares which may be granted as incentive stock options (“ISOs”) by 15,833,334 shares to 20,000,000 shares;
•	Adds a requirement that prohibits the repricing or other exchange of underwater stock options and stock appreciation rights for new awards or cash without prior shareholder approval;
•	Provides that awards outstanding under the A&R Plan that vest based on the satisfaction of performance goals will accelerate and vest at the target level of performance upon a change in control of the Company if the surviving entity does not assume or replace such outstanding awards with economically equivalent awards; and
•	Extends the right to grant incentive stock options (“ISOs”) under the A&R Plan through December 2, 2035 and the right to grant awards under the A&R Plan through the 10th anniversary of the date of the Special Meeting.

The A&R Plan is subject to shareholder approval. If approved by our shareholders, the A&R Plan will become effective as of the date of the Special Meeting (the “A&R Plan Effective Date”). The Board recommends that you vote “FOR” the approval of the A&R Plan. References in this proposal to our “shares” or “common stock” refers to shares of our Class A common stock.

Why Shareholders Should Vote to Approve the A&R Plan

The Original Plan became effective on July 21, 2023, and was approved by our shareholders at our special meeting of shareholders held on June 6, 2023 in connection with business combination with Priveterra Acquisition Corporation.

We are asking our shareholders to approve the A&R Plan because we believe the availability of an adequate reserve of shares under the A&R Plan is an integral part of our compensation program, as well as our continued growth and success. If the A&R Plan is not approved, we believe the foregoing goals will be adversely affected.

•	Equity Incentive Awards Are an Important Part of Our Compensation Philosophy. We believe our future success depends on our ability to attract, motivate, and retain high quality talent, and that the ability to continue to provide equity-based incentives is critical to achieving this success as we compete for talent in an industry in which equity compensation is market practice and is expected by many existing personnel and prospective candidates. The A&R

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Plan was structured to provide the Company with the necessary flexibility to design long-term incentive programs for our employees that align with our compensation philosophy, and more effectively support the strategic priorities of our organization. By maintaining a long-term incentive plan such as the A&R Plan, our Compensation Committee will be able to design and implement compensation programs that retain our key employees, compensate those employees based on the performance of the Company and other individual performance factors, align the goals and objectives of our employees with the interests of our shareholders and promote a focus on long-term value creation.
•	The Existing Plan No Longer Has Adequate Shares Available for Grant. The shares available for future grant under the Original Plan were inadequate to meet our equity needs for 2025 and, accordingly, will be inadequate to meet our equity needs for 2026, and we will not be able to continue to issue equity to our current employees, consultants and non-employee directors unless our shareholders approve the A&R Plan. Due to the low number of shares remaining available for grant under the Original Plan, we granted cash-settled RSU awards in 2025 in an effort to conserve shares and to meet our equity needs for that year. In order for the Company to continue to grant equity compensation with a value consistent with historic grant practices, additional shares are required. As such, in determining to approve the A&R Plan, the Board was primarily motivated by a desire to ensure the Company has an available pool of shares from which to grant long-term equity incentive awards in future years.
•	Increased Cash Compensation Would Affect Our Operations. While the Company could increase cash compensation if it is unable to grant equity compensation, the Company anticipates that it will have difficulty attracting, retaining and motivating its employees, consultants and directors if it is unable to grant equity awards to them. In addition, any significant increase in cash compensation in lieu of equity awards, including cash-settling the RSUs granted in 2025, would reduce the cash otherwise available for operations and investment in our business.
•	We Manage Our Equity Incentive Award Use Carefully. We manage our long-term shareholder dilution and share usage by limiting the number of equity awards granted annually. Our Compensation Committee carefully monitors our equity share usage to ensure that we maximize shareholder value by granting only the appropriate number of equity awards necessary to attract, reward and retain employees, non-employee directors and consultants.

Information on Equity Compensation Plans as of December 10, 2025

The information included in this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024 is updated by the following information regarding all existing equity compensation plans as of December 10, 2025, which includes the Original Plan, our Amended and Restated 2019 Incentive Award Plan (the “2019 Plan”) and our 2025 Employment Inducement Incentive Award Plan (the “Inducement Plan”). Awards granted under our Inducement Plan may only be made to new employees as an inducement for them to join our company, and may not be granted to our existing employees, non-employee directors or consultants. We also maintain a tax-qualified employee stock purchase plan, the 2023 Employee Stock Purchase Plan (the “ESPP”). The following table excludes the 19,419 shares available for grant under our ESPP as of December 10, 2025.

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Number of Shares

Original Plan
Options Outstanding	51,016
Weighted Average Exercise Price of Outstanding Options	$242.14
Weighted Average Remaining Term of Outstanding Options	0.6 years
Shares Subject to Restricted Stock Units Outstanding(1)	5,302,274
Total Number of Shares Available for Grant	40,398

2019 Plan
Options Outstanding	47,955
Weighted Average Exercise Price of Outstanding Options	$720.00
Weighted Average Remaining Term of Outstanding Options	0.06 years
Shares Subject to Restricted Stock Units Outstanding(2)	11,341
Total Number of Shares Available for Grant	—
Inducement Plan
Options Outstanding	59,034
Weighted Average Exercise Price of Outstanding Options	$0.41
Weighted Average Remaining Term of Outstanding Options	3.4 years
Shares Subject to Restricted Stock Units Outstanding	279,983
Total Number of Shares Available for Grant(3)	660,983

Total Number of Shares of Common Stock Outstanding	12,105,902
Total Number of Shares of Common Stock Outstanding (Including Outstanding Warrants)	14,070,807
Total Number of Shares of Common Stock Outstanding (Following Approval of the Second Closing and the Exchange)(4)	46,459,667

(1)

Includes 5,288,059 time-based restricted stock units (“RSUs”) that provide for cash-settlement and for which we intend to settle in shares of common stock if the A&R Plan is approved by our shareholders.

(2)	Includes RSUs and performance-based RSUs (“PSUs”). The number of shares reported includes PSUs outstanding assuming achievement of the applicable milestone performance goals.
(3)

Shares available for grant under the Inducement Plan may only be issued to new employees as an inducement for them to join our company, and may not be issued to our existing employees, non-employee directors or consultants.

(4)	See "Background for the Special Meeting and the Proposals -- Effect on Existing Stockholders" for additional information.

Background of Determination of Shares Under the A&R Plan

As mentioned above, in its determination to approve the A&R Plan, the Board was primarily motivated by a desire to ensure the Company has an available pool of shares from which to grant long-term equity-based incentive awards, which the Board believes is an incentive and retention mechanism for our employees, consultants and non-employee directors. The Board considered key factors in making its determination including our historical grant rates, the shares remaining available for issuance under the Original Plan, and the potential dilution associated with the Original Plan.

This review included a consideration of the following key metrics, factors and philosophies:

•	In fiscal year 2025, we granted equity awards covering 5,627,076 shares of our common stock, of which 5,288,059 consisted of RSUs that provide for cash-settlement (which we intend to settle in shares of common stock if the A&R Plan is approved by our shareholders). On average,

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over the fiscal 2023-2024 period, which covers the period since we became a public company, we granted 41,355 shares annually (which include PSUs based on the achievement of “target” performance goals).
•	Our cumulative average annual share pool usage over the most recently completed two-year period (or “burn rate”) was approximately 7.7%, as shown in the following table.

			Cumulative
	2023(1)	2024	Average
Stock Options Granted	4,611	47,634	26,123
RSUs Granted	9,769	14,215	11,992
PSUs Granted (at “Target”)	6,481	—	3,241
Total Incentive Awards Granted(2)	20,861	61,849	41,355

PSUs Vested(3)	—	—	—
Weighted Average Shares Outstanding (Basic)	516,404	540,360	528,382
Burn Rate(4)	4.0%	11.4%	7.7%

(1)	Reflects amounts commencing in fiscal year 2023, which is the year we became a public company.

(2)

Includes the aggregate number of options, RSUs and PSUs granted in the applicable year. PSUs assume achievement of the applicable milestone performance goals. Includes RSUs granted under the Original Plan that provide for cash-settlement and for which we intend to settle in shares of common stock if the A&R Plan is approved by our shareholders.

(3)	Reflects PSU awards vested in the applicable year based on actual achievement of the applicable milestone performance goals. No PSU awards were forfeited in 2023 or 2024.

(4)	Burn Rate reflects the Total Incentive Awards Granted divided by Weighted Average Shares Outstanding (Basic) in the applicable year.
•	An additional metric that we use to measure the cumulative dilutive impact of our equity-based awards program is fully diluted overhang, which is the sum of (1) the number of shares subject to equity awards outstanding, but not exercised or settled and (2) the number of shares available to be granted under our equity compensation plans, divided by the sum of (A) the total number of common stock outstanding, (B) the number of shares subject to equity awards outstanding but not exercised or settled, and (C) the number of shares available to be granted under our equity compensation plans. Our approximate fully-diluted overhang as of December 10, 2025, was 47.8%. If the A&R Plan had been approved as of such date, our approximate potential overhang, on a fully-diluted basis, would increase by 31.1% to 78.9% and then would decline over time.
•	Our Board also analyzed a projection of our equity needs over the upcoming three years, the target period that the additional number of shares to be reserved under the A&R Plan is intended to cover, as well as recent share reserve increases requested by other peer companies.

If approved by our shareholders, the A&R Plan would increase the aggregate number of shares available for grant by 17,288,059 shares of common stock, of which the Company anticipates that 5,288,059 shares would be used to stock settle the RSU grants that are currently designated as cash-settled RSUs.

If we exhaust the share reserve under the Original Plan without approval of the A&R Plan, we would lose an important element of our compensation program that is essential to attract, motivate and retain highly qualified talent, and that aligns the interests of our employees with our shareholders. Additionally, we would be required to cash-settle the cash-settled RSUs granted in 2025 to retain employees, which would divert important program funds away from the Company’s biosimilar program.

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In light of the factors described above, the Board believes that the size of the share reserve proposed by the A&R Plan is reasonable and appropriate at this time.

The A&R Plan Combines Compensation and Governance Best Practices

The A&R Plan includes certain provisions that are designed to protect our shareholders’ interests and to reflect corporate governance best practices including:

•	No discount stock options or stock appreciation rights. All stock options and stock appreciation rights will have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.
•	Repricing and cash buyouts are not allowed. The A&R Plan prohibits the repricing or other exchange of underwater stock options and stock appreciation rights for new awards or cash without prior shareholder approval.
•	Limitations on dividend payments on unvested awards. Dividends and dividend equivalents may not be paid on awards subject to vesting conditions unless and until such conditions are met. In addition, dividend equivalents may not be granted on options or stock appreciation rights.
•	Clawback. The A&R Plan provides that all awards will be subject to the Company’s clawback policy.
•	No tax gross-ups. The A&R Plan does not provide for any tax gross-ups.
•	Annual Director Limit. The A&R Plan provides that the sum of any cash compensation and the aggregate grant date fair value (determined as of the date of the grant) of all awards granted to a non-employee director as compensation for services as a non-employee director with respect to any fiscal year, or director limit, may not exceed the amount equal to $600,000 (increased to $750,000 in the calendar year of a non-employee director’s initial service or any calendar year during which a non-employee director serves as chairman or lead independent director).

Shareholder Approval

If this A&R Plan is approved, then as of the A&R Plan Effective Date, the sum of (i) the number of new shares of common stock to be added to the A&R Plan (17,288,059 shares), plus (ii) the current number of shares of common stock reserved for issuance under the Original Plan (53,332 shares), plus (iii) any shares of common stock that have been added to the plan pursuant to the evergreen on January 1, 2024 (23,357 shares) and January 1, 2025 (27,198 shares), and any shares that are added on January 1, 2026, will be reserved for issuance pursuant to the A&R Plan. Additionally, if this A&R Plan is approved, the aggregate number of shares of common stock which may be granted as ISOs pursuant to Section 422 of the Code will be increased by 15,833,334 shares to 20,000,000 shares.

Further, the number of shares of common stock available for issuance under the A&R Plan will be annually increased on January 1 of each calendar year beginning January 1, 2027 and ending January 1, 2033 by an amount equal to the lesser of (i) 5% (increased from 4%) of the number of fully-diluted number of shares outstanding (as calculated below) on the final day of the immediately preceding calendar year or (ii) such other number of shares as is determined by the Board. Any shares issued pursuant to A&R Plan may consist, in whole or in part, of authorized and unissued common stock, treasury common stock or common stock purchased on the open market.

Approval of the A&R Plan will constitute approval pursuant to the NYSE American shareholder approval requirements applicable to equity compensation plans and approval pursuant to the shareholder approval requirements of Section 422 of the Code relating to ISOs (to the extent required by the Code).

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If our shareholders do not approve the A&R Plan pursuant to this Proposal No. 3, the additional shares proposed by the A&R Plan will not become available for issuance and the Original Plan (not as amended and restated) will continue in full force and effect, without giving effect to the A&R Plan, and we may continue to grant equity-based awards under the Original Plan subject to shares remaining available for grant under the Original Plan.

Material Terms of the A&R Plan

Summary of the A&R Plan

This section summarizes certain principal features of the A&R Plan. The summary is qualified in its entirety by reference to the complete text of the A&R Plan, which is attached as Appendix C to this Proxy Statement.

Purpose

The purpose of the A&R Plan is to enhance our ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Our Board believes that equity awards are necessary to remain competitive in our industry and are essential to recruiting and retaining the highly qualified employees who help us meet our goals. The A&R Plan is designed to comply with the requirements of applicable federal and state securities laws, and the Code.

Eligibility and Administration

Employees, consultants and directors of the Company and its subsidiaries will be eligible to receive awards under the A&R Plan. As of December 10, 2025, approximately 8 employees, 5 non-employee directors and 5 consultants will be eligible to receive awards under the A&R Plan.

The A&R Plan is administered by the Board, which may delegate its duties and responsibilities to one or more committees of directors and/or officers (referred to collectively as the plan administrator), subject to the limitations imposed under the A&R Plan, Section 16 of the Exchange Act, stock exchange rules and other applicable laws. The plan administrator has the authority to take all actions and make all determinations under the A&R Plan, to interpret the A&R Plan and award agreements and to adopt, amend and repeal rules for the administration of the A&R Plan as it deems advisable. The plan administrator also has the authority to determine which eligible service providers receive awards, grant awards and set the terms and conditions of all awards under the A&R Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the A&R Plan.

Shares Subject to the A&R Plan

If this Proposal No. 3 is approved, then an additional 17,288,059 shares of our common stock will be reserved for issuance under the A&R Plan in addition to the sum of (i) the current number of shares of common stock reserved for issuance under the Original Plan (53,332 shares), plus (ii) any shares of common stock that have been added to the plan pursuant to the evergreen on January 1, 2024 (23,357 shares) and January 1, 2025 (27,198 shares), and any shares that are added on January 1, 2026.

In addition, the A&R Plan will contain an “evergreen provision” that allows for an annual increase in the number of shares reserved for issuance under the A&R Plan on January 1 of each calendar year beginning January 1, 2027 and ending January 1, 2033, equal to the lesser of: (i) a number of shares of common stock such that the aggregate number of shares available for grant under the A&R Plan immediately following such increase will be equal to 5% (increased from 4%) of the number of fully-diluted shares (as calculated below) on the final day of the immediately preceding calendar year and (ii) such smaller number of shares as is determined by the Board.

For purposes of the A&R Plan, the calculation of “fully-diluted shares” will include (i) outstanding shares of preferred stock and common stock, (ii) shares subject to outstanding compensatory equity awards (with stock options calculated on a “net exercise” basis, and performance-based awards calculated at the “target” level of achievement) and (iii) shares subject to other outstanding equity securities and the conversion of all convertible securities into shares of common stock.

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If this A&R Plan is approved, the aggregate number of shares of common stock which may be granted as ISOs pursuant to Section 422 of the Code will be 20,000,000 shares (increased from 4,166,666 shares).

If an award under the A&R Plan (or, as applicable, an award outstanding under the 2019 Plan, a “Prior Plan Award”) expires, lapses or is terminated, exchanged for or settled in cash, any shares subject to such award (or portion thereof) may, to the extent of such expiration, lapse, termination or cash settlement, be used again for new grants under the A&R Plan. Shares tendered or withheld to satisfy the exercise price or tax withholding obligation for any award (including any Prior Plan Award) will not reduce the shares available for grant under the A&R Plan. Further, the payment of dividend equivalents in cash in conjunction with any awards under the A&R Plan (or, as applicable, a Prior Plan Award) will not reduce the shares available for grant under the A&R Plan. However, the following shares may not be used again for grant under the A&R Plan: (i) shares subject to SARs that are not issued in connection with the stock settlement of the SAR on exercise, and (ii) shares purchased on the open market with the cash proceeds from the exercise of options. Any shares issued pursuant to A&R Plan may consist, in whole or in part, of authorized and unissued common stock, treasury common stock or common stock purchased on the open market.

Awards granted under the A&R Plan upon the assumption of, or in substitution for, awards authorized or outstanding under a qualifying equity plan maintained by an entity with which we enter into a merger or similar corporate transaction will not reduce the shares available for grant under the A&R Plan but will count against the maximum number of shares that may be issued upon the exercise of ISOs.

The A&R Plan provides that the sum of any cash compensation and the aggregate grant date fair value (determined as of the date of the grant under Financial Accounting Standards Board Accounting Standards (“FASBAS”) Codification Topic 718, or any successor thereto) of all awards granted to a non-employee director as compensation for services as a non-employee director during any fiscal year, or director limit, may not exceed the amount equal to $600,000 (increased to $750,000 in the calendar year of a non-employee director’s initial service or any calendar year during which a non-employee director serves as chairman or lead independent director), which limits shall not apply to the compensation for any non-employee director who serves in any capacity in addition to that of a non-employee director for which he or she receives additional compensation or any compensation paid to any non-employee director prior to the calendar year following the calendar year in which the A&R Plan’s effective date occurs. The plan administrator may make exceptions to the director limit in extraordinary circumstances pursuant to the terms of the A&R Plan.

Types of Awards

The A&R Plan provides for the grant of stock options, including ISOs and nonqualified stock options (“NSOs”), SARs, restricted stock, RSUs, dividend equivalents and other stock or cash based awards. Certain awards under the A&R Plan may constitute or provide for payment of “nonqualified deferred compensation” under Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards. All awards under the A&R Plan will be evidenced by award agreements, which will detail the terms and conditions of awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash awards generally will be settled in shares of our common stock, but the applicable award agreement may provide for cash settlement of any award. A brief description of each award type follows.

•	Stock Options and SARs. Stock options provide for the purchase of shares of common stock in the future at an exercise price set on the grant date. ISOs, in contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. SARs entitle their holder, upon exercise, to receive from the Company an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. Unless otherwise determined by the Board, the exercise price of a stock option or SAR may not be less than 100% of the fair market value of the underlying share on the grant date (or 110% in the case of ISOs granted to certain significant shareholders), except with respect to certain substitute awards granted in connection with a corporate transaction. The term of a stock option or SAR

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may not be longer than ten years (or five years in the case of ISOs granted to certain significant shareholders).
•	Restricted Stock. Restricted stock is an award of nontransferable shares of common stock that is subject to certain vesting conditions and other restrictions.
•	RSUs. RSUs are contractual promises to deliver shares of common stock in the future, which may also remain forfeitable unless and until specified conditions are met and may be accompanied by the right to receive the equivalent value of dividends paid on shares of common stock prior to the delivery of the underlying shares (i.e., dividend equivalent rights). The plan administrator may provide that the delivery of the shares underlying RSUs will be deferred on a mandatory basis or at the election of the participant. The terms and conditions applicable to RSUs will be determined by the plan administrator, subject to the conditions and limitations contained in the A&R Plan.
•	Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of common stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are credited as of the dividend record dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed or expires, as determined by the plan administrator. Dividend equivalents payable with respect to an award prior to the vesting of such award instead will be paid out to the participant only to the extent that the vesting conditions are subsequently satisfied and the award vests.
•	Other Stock or Cash Based Awards. Other stock or cash based awards are awards of cash, fully vested shares of common stock and other awards valued wholly or partially by referring to, or otherwise based on, shares of common stock. Other stock or cash based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of compensation to which a participant is otherwise entitled.

Certain Transactions

The plan administrator has broad discretion to take action under the A&R Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our shareholders known as “equity restructurings,” the plan administrator will make equitable adjustments to the A&R Plan and outstanding awards. In the event of a change in control (as defined in the A&R Plan), to the extent that the surviving entity declines to continue, convert, assume or replace outstanding awards, then all such awards will become fully vested (and for performance-based awards, vested at the target level of performance, unless provided otherwise in an individual agreement) and, if applicable, exercisable in connection with the transaction.

No Repricing or Cash Buyouts

Except in connection with certain changes in our capital structure, shareholder approval is required for any amendment that reduces the exercise price of any stock option or SAR, or cancels any stock option or SAR in exchange for cash, other awards or stock options or SARs with an exercise price per share that is less than the exercise price per share of the original stock options or SARs.

Plan Amendment and Termination

The Board may amend or terminate the A&R Plan at any time; however, no amendment, other than an amendment that increases the number of shares available under the A&R Plan, may materially and adversely affect an award outstanding under the A&R Plan without the consent of the affected participant, and shareholder approval will be obtained for any amendment to the extent necessary to comply with applicable laws. The A&R Plan will remain in effect until the tenth anniversary of the date our shareholders

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approve the A&R Plan, unless earlier terminated, but an ISO may not be granted after December 2, 2035. No awards may be granted under A&R Plan after its termination.

Foreign Participants, Claw-Back Provisions, Transferability and Participant Payments

The plan administrator may modify award terms, establish subplans and/or adjust other terms and conditions of awards, subject to the share limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside of the United States. All awards will be subject to any Company clawback policy as set forth in such clawback policy or the applicable award agreement. Awards under the A&R Plan are generally non-transferrable, except by will or the laws of descent and distribution, or, subject to the plan administrator’s consent, pursuant to a domestic relations order, and are generally exercisable only by the participant. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the A&R Plan, the plan administrator may, in its discretion, accept cash or check, shares of common stock that meet specified conditions, a “market sell order” or such other consideration as it deems suitable.

Material U.S. Federal Income Tax Consequences

The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the A&R Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

•	Non-Qualified Stock Options. If an optionee is granted an NSO under the A&R Plan, the optionee should not have taxable income on the grant of the option. Generally, the optionee should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The optionee’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the optionee exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.
•	Incentive Stock Options. A participant receiving ISOs should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of our common stock received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. We or our subsidiaries or affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.
•	Other Awards. The current federal income tax consequences of other awards authorized under the A&R Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable restricted stock subject to a

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substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); RSUs, performance awards, dividend equivalents and other stock-based awards are generally subject to tax at the time of payment. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.

Section 409A of the Code

Certain types of awards under the A&R Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the A&R Plan and awards granted under the A&R Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the A&R Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

New Plan Benefits

Other than certain cash-settled RSUs described below, benefits or amounts that may be received or allocated to directors, officers and employees under the A&R Plan will be determined at the discretion of the plan administrator and are not currently determinable. Therefore, it is not possible to determine the future benefits or amounts that will be received by participants in the A&R Plan. With respect to certain RSUs outstanding under the Original Plan that provide for cash-settlement, we intend to settle such RSUs in shares of our common stock if the A&R Plan is approved by our shareholders. Such RSUs are set forth in the “Plan Benefits” table below.

Plan Benefits

The table below sets forth summary information concerning the number of shares of our common stock subject to equity awards granted to certain persons under the A&R Plan as of December 10, 2025. The closing per share market value of our stock on December 10, 2025 was $0.77.

Name and Position	Options (#)	RSUs (#)(1)
Marc Forth, Former President and Chief Executive Officer	20,397	376,908
Chad Oh, Chief Medical Officer	8,326	1,319,541
Alex Wilson, EVP, Chief Legal Officer & Secretary	7,806	1,319,374
All Current Executive Officers as a Group	18,252	931,347
All Current Non-Executive Directors as a Group	30,034	1,613,476
Current Director Nominees	—	—
Each Associate of any such Directors or Executive Officers	—	—
Each Other Person who Received or are to Receive 5% of Such Options or Rights	—	—
All Employees, Including all Current Officers who are not Executive Officers, as a Group	781	123,707

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(1)

Includes RSUs granted under the Original Plan that provide for cash-settlement and for which we intend to settle in shares of common stock if the A&R Plan is approved by our shareholders. The maximum number of shares that may be issued pursuant to these RSU awards is 5,288,059.

Required Vote

Approval of this Proposal No. 3 requires the affirmative vote of the holders of a majority in voting power of the votes cast. Abstentions will have no effect on this Proposal No. 3. Brokers are not permitted to vote your shares on this Proposal No. 3 without your specific instructions. Please provide your broker with voting instructions so that your vote can be counted.

Recommendation of our Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF PROPOSAL NO. 3 – THE EQUITY PLAN PROPOSAL.

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EXECUTIVE AND DIRECTOR COMPENSATION

Overview

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2024, our “named executive officers” and their positions were as follows:

●Marc Forth, our former President and Chief Executive Officer;

●Chad Oh, our Chief Medical Officer; and

●Alex Wilson, our Executive Vice President, Chief Legal Officer and Corporate Secretary.

On March 24, 2025, Marc Forth resigned as the Company’s President and Chief Executive Officer, effective as of April 4, 2025. On April 3, 2025, Jost Fischer, the Chairman of the Board, was appointed to serve as Interim President, Chief Executive Officer and principal executive officer, effective as of April 4, 2025. Effective as of April 29, 2025, Robert Bancroft was appointed as our President and Chief Executive Officer.

The number of shares subject to stock options and restricted stock units (“RSUs”) covering our Common Stock, and with respect to stock options, the per share exercise prices of each, reported in this section reflect the number of shares and exercise prices of such equity awards on a post-split basis by reflecting adjustments that occurred in connection with the reverse-stock-split effective February 26, 2025 at a ratio of 1-for-72 that was approved at a Special Shareholder Meeting on February 24, 2025.

We are an “emerging growth company,” as that term is used in the JOBS Act, and have elected to comply with the reduced compensation disclosure requirements available to emerging growth companies under the JOBS Act.

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2023 and December 31, 2024.

				Stock	Option
Name and Principal Position	Year	Salary	Bonus (1)	Awards (2)	Awards (2)	Total
Marc Forth	2024	$550,000	$-	$392,557	$4,102,042	$5,044,599
Former President and Chief Executive Officer	2023	$550,000	$398,750	$3,033,628	$-	$3,982,378

Chad Oh	2024	$425,000	$42,500	$160,226	$1,674,287	$2,302,013
Chief Medical Officer	2023	$425,000	$136,000	$1,088,640	$-	$1,649,640

Alex Wilson	2024	$400,000	$24,000	$150,212	$1,569,644	$2,143,856
Chief Legal Officer	2023	$366,301	$151,096	$882,680	$-	$1,400,077

(1)	Amounts reflect annual bonuses earned by the named executive officers in 2024 further described below in “— Bonuses.”

(2)

Amounts reflect the full grant date fair value of restricted stock units (“RSUs”) and stock options granted during 2024 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of such awards in Note 10 Share based Compensation Stock Incentive Plans to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

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Narrative to Summary Compensation Table

2024 Salaries

The named executive officers receive base salaries to compensate them for services rendered to the Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.

The annual base salaries in 2024 for Mr. Forth, Dr. Oh and Mr. Wilson were $550,000, $425,000 and $400,000, respectively. The actual base salaries earned by our named executive officers for services in 2024 are set forth above in the Summary Compensation Table in the column titled “Salary.”

2024 Bonuses

In 2024, each named executive officer participated in our annual discretionary incentive plan under which cash incentive payments were awarded based on the achievement of key performance indicators as determined by our board of directors. For 2024, Mr. Forth was eligible to receive a bonus of up to 100% of his base salary and Dr. Oh and Mr. Wilson were each eligible to receive a bonus of up to 40% of their respective base salaries, in each case, pursuant to the terms of their employment agreements described below under “— Executive Compensation Arrangements.”

Annual bonuses for our named executive officers were awarded at the discretion of our board of directors, and were based on our board of directors’ general assessment of each executive’s individual performance and individual contributions to the achievement of specified pre-established performance criteria, including one or more of the following: (i) corporate development milestones; (ii) corporate operational milestones; (iii) milestones related to an initial public offering or qualified financing; (iv) key financial budget metrics for 2024; and (v) achievement of product development milestones.

The actual annual cash bonuses earned by Mr. Forth, Dr. Oh and Mr. Wilson under the bonus program for 2024 performance are set forth above in the Summary Compensation Table in the column titled “Bonus.” Mr. Forth resigned as the Company’s President and Chief Executive Officer, effective April 4, 2025, and did not receive an annual bonus with respect to 2024.

Equity Compensation

2024 Annual Equity Grants

In March 2024, the Company awarded stock options to each of our named executive officers under the 2023 Incentive Award Plan (the “2023 Plan”), as set forth in the table below.

Named Executive Officer	Options (1)
Marc Forth	2,951
Chad Oh	1,205
Alex Wilson	1,130

(1)

The stock options vest as to 25% of the total number of shares underlying the options on each anniversary of the grant date over a four-year period, subject to the employee’s continued service through the applicable vesting date.

2024 Retention Equity Grants

Additionally, in August 2024, the Company awarded one-time RSUs and stock options to each of our named executive officers under the 2023 Plan to promote retention, as set forth in the table below. Other than the annual stock options set forth above and the one-time retention awards, we did not grant any other equity-based awards to our named executive officers in 2024.

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Named Executive Officer	RSUs (1)	Options (2)
Marc Forth	6,538	17,446
Chad Oh	2,669	7,121
Alex Wilson	2,502	6,676

(1)	The RSUs vest as to 100% of the total number of shares underlying the RSUs on the second anniversary of the grant date, subject to the employee’s continued service through the applicable vesting date.

(2)	The stock options vest in equal monthly installments over the 18 months following the grant date, subject to the employee’s continued service through the applicable vesting date.

All of the incentive equity awards held by our named executive officers as of December 31, 2024 are further described below in the section titled “— Outstanding Equity Awards at Fiscal Year-End.”

Clawback Policy

We have adopted a Clawback Policy that requires the recovery of certain erroneously paid incentive compensation received by our Section 16 officers on or after October 2, 2023, as required by new SEC rules and NYSE American rules implemented pursuant to the Dodd-Frank Act, and which can be recovered from time-vesting or performance-vesting equity compensation (in addition to other forms of compensation), as further described above in the section titled “Corporate Governance.”

Employee Benefits and Perquisites

Retirement Plans — 401(k) Plan

We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code of 1986, as amended, and the regulations issued thereunder (the “IR Code”) allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies. We do not make matching contributions under our 401(k) plan.

Health/Welfare Plans.

All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:

medical, dental and vision benefits;
●	short-term and long-term disability insurance; and
●	life insurance.

No Tax Gross-Ups

We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by our company.

We believe the perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

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Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of our Common Stock, and the exercise price per share, as applicable, underlying outstanding equity incentive plan awards for certain of our named executive officers in effect as of December 31, 2024. Each stock option and RSU listed in the following table granted prior to 2024 was granted pursuant to the ABP Sub Inc. 2019 Incentive Award Plan (the “ABP 2019 Plan”), and each stock option and RSU listed in the following table granted in 2024 was granted pursuant to the 2023 Plan. In connection with the Subsidiary Merger, which was completed prior to the completion of the Business Combination, the outstanding equity awards granted by ABP Sub Inc. were converted into stock options or RSUs, as applicable, covering Old AEON common stock. In connection with the Business Combination, each outstanding option to purchase, and RSU covering, shares of Old AEON common stock, including the options and RSUs previously granted under the ABP 2019 Plan, held by service providers of Old AEON, were converted into an option or RSU, as applicable, to purchase shares of our Common Stock. Additionally, the awards below reflect the reverse-stock-split effective February 26, 2025 at a ratio of 1-for-72 that was approved at a Special Shareholder Meeting on February 24, 2025.

		Option Awards							Stock Awards
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Options Exercise Price		Options Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Units of Stock That Have Not Vested (1)
Marc Forth	11/20/2019	6/11/2019	13,481	-	(2)	$720.00	(3)	11/19/2029	-		-
	8/5/2020	7/1/2020	4,501	-	(2)	$720.00	(3)	8/4/2030	-		-
	9/9/2021	3/5/2021	3,035	1,012	(2)	$720.00	(3)	9/8/2031	-		-
	3/9/2022	3/9/2022	2,649	2,650	(2)	$720.00	(3)	3/8/2032	-		-
	3/9/2022	3/9/2022	1,348	1,349	(2)	$720.00	(3)	3/8/2032	-		-
	4/26/2023	4/26/2023	-	-		-			2,916	(6)	$113,374
	3/19/2024	3/19/2024	-	2,951	(2)	$1,036.80	(4)	3/18/2034	-		-
	8/31/2024	8/31/2024	3,876	13,570	(5)	$59.76	(4)	8/30/2034	-		-
	8/31/2024	8/31/2024	-	-		-			6,538	(7)	254,197
Chad Oh	8/23/2021	5/31/2021	1,517	506	(2)	$720.00	(3)	8/23/2031	-		-
	3/9/2022	3/9/2021	800	800	(2)	$720.00	(3)	3/8/2032	-		-
	4/26/2023	4/26/2023	-	-		-			1,047	(6)	$40,707
	3/19/2024	3/19/2024	-	1,205	(2)	$1,036.80	(4)	3/18/2034	-		-
	8/31/2024	8/31/2024	1,582	5,539	(5)	$59.76	(4)	8/30/2034	-		-
	8/31/2024	8/31/2024	-	-		-			2,669	(7)	103,771
Alex Wilson	8/23/2021	8/9/2021	809	270	(2)	$720.00	(3)	8/23/2031	-		-
	10/20/2021	10/20/2021	132	44	(2)	$720.00	(3)	10/19/2031	-		-
	3/9/2022	3/9/2022	740	741	(2)	$720.00	(3)	3/8/2032	-		-
	4/26/2023	4/26/2023	-	-		-			849	(6)	$33,009
	3/19/2024	3/19/2024	-	1,130	(2)	$1,036.80	(4)	3/18/2034	-		-
	8/31/2024	8/31/2024	1,483	5,193	(5)	$59.76	(4)	8/30/2034	-		-
	8/31/2024	8/31/2024	-	-		-			2,502	(7)	97,278

(1)

Amounts are calculated based on multiplying the number of shares shown in the table by the per share closing price of our Common Stock on December 31, 2024, the last trading day of 2024, which was $38.88.

(2)

The stock option vests as to 25% of the shares underlying the option on each of the first four anniversaries of the vesting commencement date, subject to the executive’s continued service through the applicable vesting date.

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(3)

The exercise price per share is equal to the fair market value of our Common Stock on the date of the Subsidiary Merger pursuant to the repricing of the stock options in connection with the Subsidiary Merger, and as converted in connection with the Business Combination. In addition, the exercise price has been adjusted to reflect the Company's reverse stock split at a ratio of 72 to 1 that was effective on February 26, 2025.

(4)

The exercise price per share is equal to the fair market value of our Common Stock on the grant date, and as adjusted to reflect the Company's reverse stock split at a ratio of 72 to 1 that was effective on February 26, 2025.

(5)	The stock option vests in equal monthly installments over the 18 months following the vesting commencement date, subject to the executive’s continued service through the applicable vesting date.

(6)

The RSUs vest, as applicable, as to 25% of the shares underlying the RSUs on each of the first four anniversaries of the vesting commencement date, subject to the executive’s continued service through the applicable vesting date.

(7)

The RSUs vest, as applicable, as to 100% of the shares underlying the RSUs on the second anniversary of the vesting commencement date, subject to the executive’s continued service through the applicable vesting date.

Executive Compensation Arrangements

We have entered into offers of employment letters or employment agreements (collectively, the “employment agreements”) with each of our named executive officers. The material terms of these agreements are described below.

Marc Forth

Effective upon the consummation of the Business Combination, we entered into an amended and restated employment agreement with Mr. Forth, our former President and Chief Executive Officer, which was in effect prior to his resignation in April 2025.

Pursuant to his amended employment agreement, Mr. Forth was entitled to receive a base salary of $550,000 per year and he was eligible to participate in our annual discretionary incentive plan with the opportunity to earn an annual cash bonus targeted at an amount equal to 100% of Mr. Forth’s annual base salary, determined based on the achievement of applicable corporate and individual performance goals.

Under his amended employment agreement, if Mr. Forth was terminated without “cause” or he resigned for “good reason” (each, as defined in the amended employment agreement), then, subject to his timely execution and non-revocation of a general release of claims and his continued compliance with restrictive covenants, he would have been eligible to receive (i) 12 months of continued payments of his annual base salary over the 12-month period after the date of termination, (ii) a pro-rated annual bonus for the calendar year in which Mr. Forth’s employment was terminated based on the target level of achievement of any applicable performance goals or objectives and (iii) 12 months of company-paid continued coverage under our group health plans.

Mr. Forth’s employment agreement included a “best pay” provision under Section 280G of the IR Code, pursuant to which any “parachute payments” that become payable to him either would have been paid in full or reduced so that such payments are not subject to the excise tax under Section 4999 of the IR Code, whichever results in the better after-tax treatment to Mr. Forth. The employment agreement was also contingent upon the execution of our standard employee proprietary information and inventions agreement, which includes a two-year post-termination non-solicitation provision and customary confidentiality provisions.

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Chad Oh

Effective upon the consummation of the Business Combination, we entered into an employment agreement with Chad Oh, our Chief Medical Officer, which agreement became effective upon the consummation of the Business Combination.

The employment agreement for Dr. Oh provides for an annual base salary of $425,000 per year and he is eligible to participate in our annual discretionary incentive plan with the opportunity to earn an annual cash bonus targeted at an amount equal to 40% of Dr. Oh’s annual base salary, determined based on the achievement of applicable corporate and individual performance goals.

Under the employment agreement, if Dr. Oh’s employment is terminated for any reason other than “cause” or as the result of death or “disability”, or if Dr. Oh terminates employment for “good reason” (each, as defined in his employment agreement), then, subject to his timely execution and non-revocation of a general release of claims and his continued compliance with restrictive covenants, he will be eligible to receive (i) six months of continued payments of his annual base salary over the 6-month period after the date of termination, (ii) 50% of the target annual bonus he would have received in the calendar year in which such termination occurs, and (iii) six months of company-paid continued coverage under our group health plans.

If Dr. Oh’s employment is terminated for any reason other than “cause” or as the result of death or “disability,” or if Dr. Oh terminates employment for “good reason” within two months prior to or within 12 months after a Change in Control (as such term is defined in the 2023 Plan), then, subject to his timely execution and non-revocation of a general release of claims and his continued compliance with restrictive covenants, he will be eligible to receive (i) 12 months of continued payments of his annual base salary over the 12-month period after the date of termination; provided, that if the termination date occurs on or within 12 months after a change in control, the severance shall be paid in a single lump sum within 60 days following the termination date, (ii) 100% of the target annual bonus he would have received in the calendar year in which such termination occurs, and (iii) 12 months of company-paid continued coverage under our group health plans.

The employment agreement also includes a “best pay” provision under Section 280G of the IR Code, pursuant to which any “parachute payments” that become payable to the executive will either be paid in full or reduced so that such payments are not subject to the excise tax under Section 4999 of the IR Code, whichever results in the better after-tax treatment to the executive. The employment agreement is also contingent upon the execution of our standard employee proprietary information and inventions agreement, which includes a two-year post-termination non-solicitation provision and customary confidentiality provisions.

Alex Wilson

Effective upon the consummation of the Business Combination, we entered into an employment agreement with Alex Wilson, our Executive Vice President, Chief Legal Officer and Corporate Secretary, which agreement became effective upon the consummation of the Business Combination.

The employment agreement for Mr. Wilson provides for an annual base salary of $400,000 per year and he is eligible to participate in our annual discretionary incentive plan with the opportunity to earn an annual cash bonus targeted at an amount equal to 40% of Mr. Wilson’s annual base salary, determined based on the achievement of applicable corporate and individual performance goals.

Under the employment agreement, if Mr. Wilson’s employment is terminated for any reason other than “cause” or as the result of death or “disability”, or if Mr. Wilson terminates employment for “good reason” (each, as defined in his employment agreement), then, subject to his timely execution and non-revocation of a general release of claims and his continued compliance with restrictive covenants, he will be eligible to receive (i) six months of continued payments of his annual base salary over the 6-month period after the date of termination, (ii) 50% of the target annual bonus he would have received in the calendar year in which such termination occurs, and (iii) six months of company-paid continued coverage under our group health plans.

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If Mr. Wilson’s employment is terminated for any reason other than “cause” or as the result of death or “disability,” or if Mr. Wilson terminates employment for “good reason” within two months prior to or within 12 months after a Change in Control (as such term is defined in the 2023 Plan), then, subject to his timely execution and non-revocation of a general release of claims and his continued compliance with restrictive covenants, he will be eligible to receive (i) 12 months of continued payments of his annual base salary over the 12-month period after the date of termination; provided, that if the termination date occurs on or within 12 months after a change in control, the severance shall be paid in a single lump sum within 60 days following the termination date, (ii) 100% of the target annual bonus he would have received in the calendar year in which such termination occurs, and (iii) 12 months of company-paid continued coverage under our group health plans.

The employment agreement also includes a “best pay” provision under Section 280G of the IR Code, pursuant to which any “parachute payments” that become payable to the executive will either be paid in full or reduced so that such payments are not subject to the excise tax under Section 4999 of the IR Code, whichever results in the better after-tax treatment to the executive. The employment agreement is also contingent upon the execution of our standard employee proprietary information and inventions agreement, which includes a two-year post-termination non-solicitation provision and customary confidentiality provisions.

Equity Award Timing Policies and Practices

Equity awards to employees, including the named executive officers, are typically granted in connection with the annual award process in the first quarter of each year, as well as to new hires in connection with their commencement of employment. We do not grant equity awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation. In the event material nonpublic information becomes known to the Compensation Committee before granting an equity award, the Compensation Committee will consider such information and use its business judgment to determine whether to delay the grant of equity to avoid any appearance of impropriety. For all stock option awards, the exercise price is the closing price of our common stock on the NYSE American on the date of the grant (or if the grant date is not a trading day, then on the immediately preceding trading day).

The following table sets forth information regarding stock option grants made to the named executive officers during fiscal year 2024 within the period commencing four business days prior to or the one business day following the filing by the Company of a Form 10-K, 10-Q or a Form 8-K that discloses material non-public information as required under Item 4.02(x) of Regulation S-K.

					Percentage Change in the Closing
					Market Price of the Securities
					Underlying the Award Between the
					Trading Day Ending Immediately
		Number of	Exercise	Grant Date	Prior to the Disclosure of MNPI and
		Securities	Price of	Fair Value	the Trading Day Beginning
		Underlying	the Award	of the	Immediately Following the
Name	Grant Date	the Award (1)	($/Sh)	Award (2)	Disclosure of MNPI
Marc Forth	3/19/2024	2,951	$1,036.80	$1,601,994	-22.70%
Chad Oh	3/19/2024	1,205	$1,036.80	$653,869	-22.70%
Alex Wilson	3/19/2024	1,130	$1,036.80	$613,002	-22.70%

(1)

Represents stock options that vest as to 25% of the shares underlying the option on each of the first four anniversaries of the vesting commencement date, subject to the executive’s continued service through the applicable vesting date.

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(2)

Represents the grant date fair value of stock options granted on March 19, 2024 computed in accordance with ASC Topic 718. For a discussion of valuation assumptions for the stock option grants, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of such awards in Note 10 Share based Compensation Stock Incentive Plans to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Director Compensation

Our Board has approved and implemented a compensation program for our non-employee directors, or the Director Compensation Program, which governed their compensation for 2024. The Director Compensation Program provides for annual retainer fees and long-term equity awards for our non-employee directors, who we refer to as eligible directors.

Compensation under the program is subject to the annual limits on non-employee director compensation set forth in the 2023 Plan.

The Director Compensation Program consists of the following components:

Cash Compensation

●	Annual Retainer: $45,000
●	Annual Chairman Retainer: $25,000
●	Annual Committee Chair Retainer:
●	Audit: $15,000
●	Compensation: $10,000
●	Nominating and Corporate Governance: $7,500
●	Annual Committee Member (Non-Chair) Retainer:
●	Audit: $7,500
●	Compensation: $5,000
●	Nominating and Corporate Governance: $2,500

Annual cash retainers are paid in quarterly installments in arrears and are pro-rated for any partial calendar quarter of service.

Equity Compensation

●	Initial Grant: Upon initial appointment or election to the Board, each new eligible director automatically will be granted, on the date on which such eligible director is appointed or elected to serve on our Board, a stock option with a grant-date fair value of approximately $180,000. These initial grants will vest in substantially equal installments on each of the first three anniversaries of the grant date, subject to the director’s continued service through the applicable vesting date.
●	Annual Grant: An eligible director who is serving on our Board as of the date of the annual meeting of AEON’s stockholders each calendar year will be granted, on such annual meeting date, a stock option with a grant-date fair value of approximately $150,000. Each annual grant will vest in full on the earlier to occur of (A) the first anniversary of the applicable grant date and (B) the date of the next annual meeting following the grant date, subject to such eligible director’s continued service through the applicable vesting date.

Awards to our non-employee directors will also vest in the event of a change in control (as defined in the 2023 Plan).

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The following table sets forth information for the year ended December 31, 2024 regarding the compensation awarded to, earned by or paid to our directors who served on AEON’s board of directors during 2024. Marc Forth, our only employee director during 2024, received no compensation for his service as a member of the board. Mr. Forth’s compensation is described under “Executive Compensation” above. Ms. Thunen and Messrs. Carter, Fischer, Palmisano and Park each served as a non-employee director on the AEON’s board of directors during 2024. Each RSU and option award granted in 2024 was granted pursuant to the 2023 Plan.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (1)	Total
Eric Carter	$57,500	$30,042	$431,070	$518,612
Jost Fischer	$87,500	$30,042	$313,998	$431,540
Robert Palmisano	$57,500	$30,042	$313,998	$401,540
Shelley Thunen	$62,500	$30,042	$313,998	$406,540
Shawn Park (2)	$-	$-	$-	$-

(1)

Amounts reflect the full grant date fair value of RSUs and stock options granted during 2024 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of such awards made to our directors in Note 10 Share based Compensation Stock Incentive Plans to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

(2)	Mr. Park, who was appointed as a director of the AEON board effective April 12, 2024, is affiliated with Daewoong and did not receive compensation for his services as a director during 2024.

As of December 31, 2024, the following outstanding stock options (exercisable and unexercisable) and unvested RSUs were held by members of the AEON board:

		Options Outstanding at Fiscal Year End
Name	RSUs Unvested at Fiscal Year End	ABP 2019 Plan	2023 Plan
Eric Carter	501	290	2,494
Jost Fischer	990	876	2,381
Robert Palmisano	501	-	2,381
Shelley Thunen	501	-	2,381
Shawn Park	-	-	-

2024 Equity Awards

In March 2024, the AEON board approved the grant of stock options to purchase 226 shares of our Common Stock to each non-employee member of our board, except for Mr. Park, intended to represent the annual grants under the Director Compensation Program, pursuant to the 2023 Plan. Notwithstanding anything to the contrary in the Director Compensation Program, such stock options vest in substantially equal monthly installments over the one year following the grant date (and which will automatically vest and become exercisable in full upon a “change in control” (as defined in the 2023 Plan)), subject to continued service through the applicable vesting date.

Also in August 2024, in addition to the annual stock option grants pursuant to the Director Compensation Program, the AEON board approved the one-time grant of stock options to purchase 1,337 shares of our Common Stock to each non-employee member of our board, except for Mr. Park, pursuant to the 2023 Plan. Such stock options were granted to promote retention and vest in equal monthly installments over the eighteen months following the grant date, subject to continued service through the applicable vesting date.

Additionally, in August 2024 the AEON board approved the one-time grant of 501 RSUs to each non-employee member of our board, except for Mr. Park, pursuant to the 2023 Plan. Such RSUs were granted

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to promote retention and vest as to 100% of the shares underlying the RSUs on the second anniversary of the grant date, subject to continued service through the applicable vesting date.

Eric Carter Consulting Agreement

We had entered into a consulting agreement with Mr. Carter effective as of January 30, 2020 and amended as of January 30, 2020 and September 9, 2020, for his services related to our clinical programs. Pursuant to the agreement, in 2024, the AEON board approved the grant of stock options to Dr. Carter to purchase 113 shares of our Common Stock, which vest as to 25% on each of the first four anniversaries of the grant date.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2024, with respect to the shares of the Company’s Common Stock that may be issued under the Company’s existing compensation plans.

Plan Category	Number of securities to be issued Upon Exercise of Outstanding Options, Warrants and rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders (2)	124,584	(3)	$473.68	25,819	(4)
Equity compensation plans not approved by security holders	-		-	-
Totals	124,584			25,819

(1)

The weighted average exercise price is calculated based solely on the exercise prices of the outstanding options and does not reflect the shares that will be issued upon the vesting of outstanding RSUs, which have no exercise price.

(2)	Consists of the ABP 2019 Plan, the 2023 Plan and the 2023 Employee Stock Purchase Plan (“ESPP”).
(3)

Includes shares subject to outstanding awards granted under the ABP 2019 Plan and 2023 Plan, of which 47,955 shares were subject to outstanding options and 11,398 shares were subject to outstanding RSU awards under the ABP 2019 Plan, and 51,016 shares were subject to outstanding options and 14,215 shares were subject to outstanding RSU awards under the 2023 Plan.

(4)

Includes 13,199 shares available for future issuance under the 2023 Plan and 12,619 shares available for future issuance under the ESPP. We are no longer permitted to grant awards under the ABP 2019 Plan; however shares forfeited under the ABP 2019 Plan will be added to the 2023 Plan. Our ESPP became effective in July 2023 in connection with the Business Combination, however, our ESPP has not yet been implemented and no offering periods were in effect as of December 31, 2024. The number of shares available for issuance under our 2023 Plan increases automatically on the first day of each calendar year of the Company beginning January 1, 2024 and ending on and including January 1, 2033, in an amount equal to the lesser of (i) 4% of the number of fully-diluted shares outstanding on the final day of the immediately preceding calendar year and (ii) such other number of shares determined by our Board. The number of shares available for issuance under our ESPP increases automatically on January 1 of each calendar year of the Company beginning in 2024 and ending in 2033, in an amount equal to the lesser of (i) 1% of the number of fully-diluted shares outstanding on the final day of the immediately preceding calendar year and (ii) such other number of shares determined by our Board.

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PROPOSAL FOUR – THE ADJOURNMENT PROPOSAL

TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF THE PIPE FINANCING PROPOSAL, THE EXCHANGE PROPOSAL, OR THE EQUITY PLANPROPOSAL

The Proposal

The Board believes that, if the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve the PIPE Financing Proposal, the Exchange Proposal or the Equity Plan Proposal, it is in the best interests of the Company and its stockholders to enable the Company to continue to seek to obtain a sufficient number of additional votes to approve such proposals, as applicable.

The Company is requesting that our stockholders authorize the holder of any proxy solicited by our Board to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Special Meeting to another time and place, if necessary, to solicit additional proxies in the event there are not sufficient votes to approve the PIPE Financing Proposal, the Exchange or the Equity Plan Proposal. If our stockholders approve this Proposal No. 4, we could adjourn the Special Meeting, and any adjourned or postponed session of the Special Meeting, to use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted.

Recommendation of our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” APPROVAL OF PROPOSAL NO. 4 – THE ADJOURNMENT PROPOSAL.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of the Company’s Common Stock as of December 15, 2025, by each person, or group of affiliated persons, known to the Company to own beneficially more than 5% of the Company’s outstanding Common Stock, each director, each named executive officer, and all the executive officers and directors of the Company as a group. Unless otherwise indicated in the footnotes to the table, the address of each such person is care of the Company, 5 Park Plaza, Suite 1750, Irvine, CA 92614.

Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of December 15, 2025, are deemed outstanding for purposes of computing the percentage beneficially owned by such holder but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable, and that there are no other affiliations among the stockholders listed in the table. The percentage for each beneficial owner is calculated based on (i) the aggregate number of shares reported to be owned by such group or individual and (ii) the aggregate number of shares of Common Stock outstanding as of December 15, 2025 (12,105,902 shares).

Name and Address of Beneficial Owner	Shares of Common Stock Owned	Right to Acquire Beneficial Ownership in Number of Common Stock(1)	Total Common Stock Beneficially Owned	Percent of Outstanding Common Stock(1)
5% Holders
Entities affiliated with Jorey Chernett (2)	1,128,500	80,879	1,209,379	9.9%
Entities affiliated with Dauntless Investment Group, LLC (3)	1,125,000	84,379	1,209,379	9.9%
Directors and Named Executive Officers:
Jost Fischer (4)	610	2,758	3,368	*
Eric Carter (5)	-	2,200	2,200	*
Robert Palmisano (6)	31,459	1,882	33,341	*
Shelley Thunen (7)	-	1,882	1,882	*
Shawn Park	-	-	-	-
Marc Forth (8)	-	46,210	46,210	*
Chad Oh (9)	349	10,598	10,947	*
Alex Wilson (10)	283	9,235	9,518	*
Jennifer Sy (11)	-	1,327	1,327	*
Robert Bancroft	-	-	-	-
All directors and executive officers as a group (ten persons):	32,701	76,092	108,793	*
*	Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock.
(1)	Includes Common Stock that may be acquired through the exercise of stock options that are currently exercisable or will be exercisable within 60 days of December 15, 2025.
(2)	Based on a Schedule 13G filed on May 30, 2025 by Jorey Chernett. The amount includes (i) 1,128,500 shares of Common Stock held by the individual and (ii) 80,879 shares of common stock subject to the exercise of Pre-Funded Warrants. The reported beneficial ownership excludes an additional 901,574

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shares of Common Stock that are issuable upon exercise of the Pre-Funded Warrant but are not presently issuable due to a beneficial ownership limitation. The business address of the reporting person is 6222 Indianwood Trail, Bloomfield Hills, MI 48301.
(3)	Based on information provided by the holder to the Company. The amount includes (i) 1,125,000 shares of Common Stock held entities controlled by Dauntless Investment Group, LLC and (ii) 84,379 shares of Common Stock subject to the exercise of Pre-Funded Warrants. The reported beneficial ownership excludes an additional 898,074 shares of Common Stock that are issuable upon exercise of the Pre-Funded Warrant but are not presently issuable due to a beneficial ownership limitation. The business address of the reporting person is 8567 Hummingbird, Commerce Township, MI 48382.
(4)	Consists of (i) 610 shares of Common Stock held of record by Mr. Fischer and (ii) 2,758 shares of Common Stock that would be issuable upon exercise of options exercisable as of or within 60 days of December 15, 2025.
(5)	Consists of 2,200 shares of Common Stock that would be issuable upon exercise of options held by Mr. Carter and exercisable as of or within 60 days of December 15, 2025.
(6)	Consists of (i) 31,459 shares of Common Stock held of record by Mr. Palmisano and (ii) 1,882 shares of Common Stock that would be issuable upon exercise of options exercisable as of or within 60 days of December 15, 2025. The business address for Mr. Palmisano is 300 SE 2nd Street, Suite 600, Fort Lauderdale, FL 33301.
(7)	Consists of 1,882 shares of Common Stock that would be issuable upon exercise of options held by Ms. Thunen and exercisable as of or within 60 days of December 15, 2025 .
(8)	Consists of (i) 972 shares of Common Stock related to restricted stock units held of record by Mr. Forth that will be vested as of or within 60 days of December 15, 2025 and (ii) 45,238 shares of Common Stock that would be issuable upon exercise of options held by Mr. Forth and exercisable as of or within 60 days of December 15, 2025.
(9)	Consists of (i) 349 shares of Common Stock held of record by Dr. Oh, (ii) 349 shares of Common Stock related to restricted stock units held of record by Dr. Oh that will be vested as of or within 60 days of December 15, 2025 and (iii) 10,249 shares of Common Stock that would be issuable upon exercise of options held by Dr. Oh and exercisable as of or within 60 days of December 15, 2025.
(10)	Consists of (i) 283 shares of Common Stock held of record by Mr. Wilson, (ii) 283 shares of Common Stock related to restricted stock units held of record by Mr. Wilson that will be vested as of or within 60 days of December 15, 2025 and (iii) 8,952 shares of Common Stock that would be issuable upon exercise of options held by Mr. Wilson and exercisable as of or within 60 days of December 15, 2025.
(11)	Consists of 1,327 shares of Common Stock that would be issuable upon exercise of options held by Ms. Sy and exercisable as of or within 60 days of December 15, 2025.

The following table sets forth certain illustrative information with respect to beneficial ownership of the Company’s Common Stock as of December 15, 2025, by each person, or group of affiliated persons, known to the Company to own beneficially more than 5% of the Company’s outstanding Common Stock, each director, each named executive officer, and all the executive officers and directors of the Company as a group, following approval of the PIPE Financing Proposal and the Exchange Proposal.

Subject to the paragraph above, percentage ownership of outstanding shares is based on the Company’s shares outstanding as of December 15, 2025 and the assumed consummation of the Second Closing and Exchange on January 21, 2026 and that all Common Stock consideration issued in the Second Closing and the Exchange are issued in the form of Pre-Funded Warrants. Using those assumptions and further assuming no additional issuances of shares, there will be approximately 12,105,902 shares of Common Stock outstanding upon the consummation of the Second Closing and the Exchange.

45

Name	Shares of Common Stock Owned	Right to Acquire Beneficial Ownership in Number of Common Stock(1)	Total Common Stock Beneficially Owned	Percent of Outstanding Common Stock(1)
5% Holders:
Daewoong Pharmaceutical Co, Ltd.(2)	91,357	5,949,488	6,040,845	49.9%
Entities affiliated with Jorey Chernett(3)	1,128,500	80,879	1,209,379	9.9%
Entities affiliated with Dauntless Investment Group, LLC(4)	1,125,000	84,379	1,209,379	9.9%
Directors and Named Executive Officers:
Jost Fischer(5)	610	2,758	3,368	*
Eric Carter(6)	-	2,200	2,200	*
Robert Palmisano(7)	31,459	1,882	33,341	*
Shelley Thunen(8)	-	1,882	1,882	*
Shawn Park	-	-	-	-
Marc Forth(9)	-	46,210	46,210	*
Chad Oh(10)	349	10,598	10,947	*
Alex Wilson(11)	283	9,235	9,518	*
Jennifer Sy(12)	-	1,327	1,327	*
Robert Bancroft	-	-	-	-
All directors and executive officers as a group (ten persons):	32,701	76,092	108,793	*

*	Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock.
(1)	Includes Common Stock that may be acquired through the exercise of stock options that are currently exercisable or will be exercisable within 60 days of December 15, 2025.
(2)	Based on information provided by the holder to the Company. The amount includes (i) 91,357 shares of Common Stock and (ii) 5,949,488 shares of Common Stock subject to the exercise of Pre-Funded Warrants. The reported beneficial ownership excludes an (i) 17,205,524 shares of Common Stock that are issuable upon exercise Pre-Funded Warrants and (ii) 8,000,000 shares of Common Stock issuable upon the exercise of the Daewoong Warrant that will not be issuable due to a beneficial ownership limitation. The address of each of the entities listed above is 644, Bongeunsa-ro, Gangnam-gu, Seoul, Republic of Korea, 06170.
(3)	Based on a Schedule 13G filed on May 30, 2025 by Jorey Chernett. The amount includes (i) 1,128,500 shares of Common Stock and (ii) 80,879 shares of Common Stock subject to the exercise of Pre-Funded Warrants. The reported beneficial ownership excludes (i) 3,210,036 shares of Common Stock that are issuable upon exercise of the Pre-Funded Warrant, (ii) 3,290,915 shares of Common Stock issuable upon the exercise of the Warrants, and (iii) 3,290,915 shares of Common Stock issuable upon the exercise of the True-Up Warrants that will not be issuable due to a beneficial ownership limitation. The business address of the reporting person is 6222 Indianwood Trail, Bloomfield Hills, MI 48301
(4)	Based on information provided by the holder to the Company. The amount includes (i) 1,125,000 shares of Common Stock held by entities controlled by Dauntless Investment Group, LLC and (ii) 84,379 shares of Common Stock subject to the exercise of Pre-Funded Warrants. The reported beneficial ownership excludes (i) 3,206,535 shares of Common Stock that are issuable upon exercise of the Pre-Funded Warrant, (ii) 3,290,914 shares of Common Stock issuable upon the exercise of the Warrants, and (iii) 3,290,914 shares of Common Stock issuable upon the exercise of the True-Up

46

Warrants that will not be issuable due to a beneficial ownership limitation. The business address of the reporting person is 8567 Hummingbird, Commerce Township, MI 48382.
(5)	Consists of (i) 610 shares of Common Stock held of record by Mr. Fischer and (ii) 2,758 shares of Common Stock that would be issuable upon exercise of options exercisable as of or within 60 days of December 15, 2025.
(6)	Consists of 2,200 shares of Common Stock that would be issuable upon exercise of options held by Mr. Carter and exercisable as of or within 60 days of December 15, 2025.
(7)	Consists of (i) 31,459 shares of Common Stock held of record by Mr. Palmisano and (ii) 1,882 shares of Common Stock that would be issuable upon exercise of options exercisable as of or within 60 days of December 15, 2025. The business address for Mr. Palmisano is 300 SE 2nd Street, Suite 600, Fort Lauderdale, FL 33301.
(8)	Consists of 1,882 shares of Common Stock that would be issuable upon exercise of options held by Ms. Thunen and exercisable as of or within 60 days of December 15, 2025.
(9)	Consists of (i) 972 shares of Common Stock related to restricted stock units held of record by Mr. Forth that will be vested as of or within 60 days of December 15, 2025 and (ii) 45,238 shares of Common Stock that would be issuable upon exercise of options held by Mr. Forth and exercisable as of or within 60 days of December 15, 2025.
(10)	Consists of (i) 349 shares of Common Stock held of record by Dr. Oh, (ii) 349 shares of Common Stock related to restricted stock units held of record by Dr. Oh that will be vested as of or within 60 days of December 15, 2025 and (iii) 10,249 shares of Common Stock that would be issuable upon exercise of options held by Dr. Oh and exercisable as of or within 60 days of December 15, 2025.
(11)	Consists of (i) 283 shares of Common Stock held of record by Mr. Wilson, (ii) 283 shares of Common Stock related to restricted stock units held of record by Mr. Wilson that will be vested as of or within 60 days of December 15, 2025 and (iii) 8,952 shares of Common Stock that would be issuable upon exercise of options held by Mr. Wilson and exercisable as of or within 60 days of December 15, 2025.
(12)	Consists of 1,327 shares of Common Stock that would be issuable upon exercise of options held by Ms. Sy and exercisable as of or within 60 days of December 15, 2025.

47

Additional Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can review our electronically filed reports, proxy and information statements on the SEC’s website at http://www.sec.gov or on our website at https://aeonbiopharma.com. Information included on our website is not a part of this proxy statement.

Information Regarding Company’s Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”) has served as our independent registered public accounting firm since September 28, 2023. Representatives of KPMG are expected to be present at the Special Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders at the Special Meeting.

As previously disclosed, the Company dismissed Ernst & Young LLP (“EY”) as its independent registered public accounting firm effective September 28, 2023. The decision to dismiss EY was made by the Audit Committee of the Board. EY’s audit report on the Company’s consolidated financial statements for the fiscal years ended December 31, 2022, and December 31, 2021 did not contain any adverse opinions or disclaimers of opinion; nor did it modify its opinion as to uncertainty, audit scope or accounting principles, there were no (i) “disagreements,” with EY, as such term is described in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act (“Regulation S-K”), on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) or reportable event(s), if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreement(s) or reportable event(s) in connection with its report on the Company’s consolidated financial statements for such years.

Financial Information

Certain financial information is attached hereto as Appendix A-1, A-2, B-1 and B-2 and is a part of, and should be considered together with, the other information set forth in this Proxy Statement.

Your vote is important. Please promptly vote your shares by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

Irvine, California	By Order of the Board of Directors,

December 29, 2025	Robert Bancroft President, Chief Executive Officer and Director

48

APPENDIX A-1

AEON BIOPHARMA, INC. AUDITED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

(AS INCLUDED IN THE COMPANY’S ANNUAL REPORT

ON FORM 10-K FILED MARCH 24, 2025)

Item 8. Financial Statements and Supplementary Data

Index to Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm (PCAOB ID Number 185)	2

Consolidated Balance Sheets as of December 31, 2024 (Successor) and December 31, 2023 (Successor)	3

Consolidated Statements of Operations and Comprehensive Income (Loss) for the year ended December 31, 2024 (Successor) and the periods from January 1, 2023 to July 21, 2023 (Predecessor) and July 22, 2023 to December 31, 2023 (Successor)	4

Consolidated Statements of Convertible Preferred Stock and Stockholders’ Deficit for the year ended December 31, 2024 (Successor) and the periods from January 1, 2023 to July 21, 2023 (Predecessor) and July 22, 2023 to December 31, 2023 (Successor)	5

Consolidated Statements of Cash Flows for the year ended December 31, 2024 (Successor) and the periods from January 1, 2023 to July 21, 2023 (Predecessor) and July 22, 2023 to December 31, 2023 (Successor)	6

Notes to Consolidated Financial Statements	7

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of AEON Biopharma, Inc.:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of AEON Biopharma, Inc. and subsidiary (the Company) as of December 31, 2024 and 2023 (Successor), the related consolidated statements of operations and comprehensive income (loss), convertible preferred stock and stockholders’ deficit, and cash flows for the year ended December 31, 2024 (Successor) and for the periods from January 1, 2023 through July 21, 2023 (Predecessor), and July 22, 2023 through December 31, 2023 (Successor), and the related notes (collectively, the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023 (Successor), and the results of its operations and its cash flows for the year ended December 31, 2024 (Successor) and for the periods from January 1, 2023 through July 21, 2023 (Predecessor), and July 22, 2023 through December 31, 2023 (Successor), in conformity with U.S. generally accepted accounting principles.

Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has experienced recurring losses from operations and has a net capital deficiency and negative cash flows from operations that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Company’s auditor since 2023.

San Diego, California

March 24, 2025

AEON BIOPHARMA, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share data and par value amounts)

	December 31,	December 31,
	2024	2023

ASSETS
Current assets:
Cash and cash equivalents	$13	$5,158
Prepaid expenses and other current assets	1,577	1,064
Total current assets	1,590	6,222
Property and equipment, net	235	332
Operating lease right-of-use asset	1,288	262
Other assets	29	29
Total assets	$3,142	$6,845
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$5,910	$3,388
Accrued clinical trials expenses	3,571	5,128
Accrued compensation	1,068	943
Other accrued expenses	3,600	3,590
Total current liabilities	14,149	13,049
Convertible notes at fair value, including related party amount of $11,689 and $0, at December 31, 2024 and December 31, 2023, respectively	11,689	—
Operating lease liability	1,145	—
Warrant liability	1,187	1,447
Contingent consideration liability	3,541	104,350
Embedded forward purchase agreements and derivative liabilities	—	41,043
Total liabilities	31,711	159,889
Commitments and contingencies
Stockholders’ Deficit:
Class A common stock, $0.0001 par value; 500,000,000 shares authorized at December 31, 2024 and December 31, 2023, and 555,511 and 516,404 shares issued and outstanding at December 31, 2024 and December 31, 2023, respectively	4	4
Additional paid-in capital	403,024	381,264
Subscription receivables	—	(60,710)
Accumulated deficit	(431,597)	(473,602)
Total stockholders' deficit	(28,569)	(153,044)
Total liabilities and stockholders' deficit	$3,142	$6,845

See accompanying notes to the consolidated financial statements

AEON BIOPHARMA, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(in thousands, except share and per share data)

	Year Ended
	December 31,
	2024	2023	2023
	Successor	Successor July 22 to December 31	Predecessor January 1 to July 21
Operating expenses:
Selling, general and administrative	$13,643	$9,949	$9,841
Research and development	14,181	13,243	19,803
Acquired in-process research and development	—	348,000	—
Change in fair value of contingent consideration	(100,809)	(52,750)	—
Total operating costs and expenses	(72,985)	318,442	29,644
Income (loss) from operations	72,985	(318,442)	(29,644)
Other income (loss):
Change in fair value of convertible notes	3,311	—	(19,359)
Change in fair value of warrants	(14,719)	2,318	—
Loss on embedded forward purchase agreements and derivative liabilities, net	(19,667)	(8,366)	(11,789)
Other income, net	95	536	114
Total other loss, net	(30,980)	(5,512)	(31,034)
Income (loss) before taxes	42,005	(323,954)	(60,678)
Income taxes	—	—	—
Net income (loss)	$42,005	$(323,954)	$(60,678)
Basic net income (loss) per share	$77.74	$(627.33)	$(0.44)
Diluted net income (loss) per share	$72.93	$(627.33)	$(0.44)
Weighted average shares of common stock outstanding used to compute basic net income (loss) per share	540,360	516,404	138,848,177
Weighted average shares of common stock outstanding used to compute diluted net income (loss) per share	575,945	516,404	138,848,177

See accompanying notes to the consolidated financial statements

AEON BIOPHARMA, INC.

CONSOLIDATED STATEMENTS OF CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT

(in thousands, except share data)

	Convertible				Additional					Non-	Total
	Preferred Stock		Common Stock		Paid-in	Subscription	Accumulated	Treasury Stock		controlling	Stockholders'
	Shares	Amount	Shares	Amount	Capital	Receivables	Deficit	Shares	Amount	Interest	Deficit
Balance as of January 1, 2024 (Successor)	—	$—	516,404	$4	$381,264	$(60,710)	$(473,602)	—	$—	$—	$(153,044)
Net income	—	—	—	—	—	—	42,005	—	—	—	42,005
Termination of Forward Purchase Agreements	—	—	—	—	—	60,710	—	—	—	—	60,710
Issuance of shares and reclassification of liability related to cashless warrant exercises	—	—	27,310	—	14,979	—	—	—	—	—	14,979
Issuance of shares related to at-the-market offering, net	—	—	2,241	—	147	—	—	—	—	—	147
Issuance of common stock	—	—	5,556	—	384	—	—	—	—	—	384
Stock-based compensation expense	—	—	4,000	—	6,250	—	—	—	—	—	6,250
Balance as of December 31, 2024 (Successor)	—	$—	555,511	$4	$403,024	$—	$(431,597)	—	$—	$ =	$(28,569)

Balance as of July 22, 2023 (Successor)	—	$—	516,404	$4	$377,498	$(60,710)	$(149,648)	—	$—	$—	$167,144
Net loss	—	—	—	—	—	—	(323,954)	—	—	—	(323,954)
Stock-based compensation expense	—	—	—	—	3,766	—	—	—	—	—	3,766
Balance as of December 31, 2023 (Successor)	—	$—	516,404	$4	$381,264	$(60,710)	$(473,602)	—	$—	$—	$(153,044)

Balance as of January 1, 2023 (Predecessor)	21,257,708	$137,949	138,848,177	$14	$187,348	$—	$(474,839)	(22,821)	$(23)	$17,087	$(270,413)
Net loss	—	—	—	—	—	—	(60,678)	—	—	—	(60,678)
Stock-based compensation expense	—	—	—	—	—	—	—	—	—	3,235	3,235
Debt extinguishment due to warrant modification	—	—	—	—	17,036	—	—	—	—	—	17,036
Balance as of July 21, 2023 (Predecessor)	21,257,708	$137,949	138,848,177	$14	$204,384	$—	$(535,517)	(22,821)	$(23)	$20,322	$(310,820)

See accompanying notes to the consolidated financial statements

AEON BIOPHARMA, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, except per share data)

	Year Ended
	December 31,
	2024	2023
	Successor	Successor July 22 to December 31	Predecessor January 1 to July 21
Cash flows from operating activities:
Net income (loss)	$42,005	$(323,954)	$(60,678)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	97	45	54
Stock-based compensation expense	6,250	3,766	3,235
Non-cash issuance of common stock	384	—	—
Write-off of acquired in-process research and development	—	348,000	—
Change in fair value of convertible notes	(3,311)	—	19,359
Change in fair value of warrants	14,719	(2,318)	—
Change in fair value of embedded forward purchase agreements and derivative liabilities	19,667	8,366	11,789
Change in fair value of contingent consideration	(100,809)	(52,750)	—
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	(513)	(693)	36
Accounts payable	2,522	(4,342)	(248)
Accrued expenses and other liabilities	(1,423)	(2,204)	4,736
Other assets and liabilities	120	4	(28)
Net cash used in operating activities	(20,292)	(26,080)	(21,745)
Net cash used in investing activities	—	—	—
Cash flows from financing activities:
Proceeds from issuance of convertible notes	15,000	—	14,000
Proceeds from issuance of at-the-market shares	147	—	—
Net cash provided by financing activities	15,147	—	14,000
Net decrease in cash	(5,145)	(26,080)	(7,745)
Cash and cash equivalents at beginning of period	5,158	31,238	9,746
Cash and cash equivalents at end of period	$13	$5,158	$2,001

See accompanying notes to the consolidated financial statements

AEON BIOPHARMA, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1.    Organization

Description of Business

AEON Biopharma, Inc. (formerly known as Priveterra Acquisition Corp.; “AEON” or the “Company”) is a biopharmaceutical company focused on developing its proprietary botulinum toxin complex, ABP-450 (prabotulinumtoxinA) injection (“ABP-450”), for debilitating medical conditions. The Company is headquartered in Irvine, California.

On July 21, 2023 (the “Closing Date”), the Company completed the acquisition of AEON Biopharma Sub, Inc. (formerly known as AEON Biopharma, Inc.) (“Old AEON”) pursuant to the definitive agreement dated December 12, 2022 (the “Business Combination Agreement”), as amended April 27, 2023, by and among Priveterra Acquisition Corp. (“Priveterra”), Priveterra’s wholly-owned subsidiary, Priveterra Merger Sub, Inc., and Old AEON. Old AEON was incorporated in Delaware in February 2012 under the name Alphaeon Corporation as a wholly-owned subsidiary of Strathspey Crown Holdings Group, LLC (“SCH”). On December 18, 2019, the Company changed its name to “AEON Biopharma, Inc.” On the Closing Date, Old AEON merged with Priveterra Merger Sub, Inc., with Old AEON surviving the merger as a wholly-owned subsidiary of the Company. Also on the Closing Date, the Company changed its name from “Priveterra Acquisition Corp.” to “AEON Biopharma, Inc.” and is referred to herein as “AEON,” or the “Company.” Unless the context otherwise requires, references to “Priveterra” herein refer to the Company prior to the Closing Date.

Under the Business Combination Agreement, the Company agreed to acquire all outstanding equity interests of Old AEON for approximately 229,167 shares of Class A common stock, par value $0.0001 per share (“common stock”), which Old AEON’s stockholders received in the form of shares of common stock of the Company (the consummation of the Merger and the other transactions contemplated by the Business Combination Agreement, collectively, the “Merger”). In addition, following the closing of the Merger (the “Closing”), certain AEON stockholders will be issued up to 222,653 additional shares of common stock to the extent certain milestones are achieved.

Prior to the Closing, Priveterra shares were listed on Nasdaq as “PMGM.” The post-Merger Company common stock and warrants commenced trading on the NYSE American under the symbols “AEON” and “AEON WS,” respectively, on July 24, 2023. See Note 3 Forward Merger for additional details. The outstanding public warrants were fully redeemed in April 2024, and as such, there are no public warrants outstanding as of December 31, 2024. Refer to Note 6 for additional information.

Liquidity and Going Concern

The accompanying consolidated financial statements have been prepared on a basis that assumes the Company will continue as a going concern. The Company has experienced recurring losses from operations and has a net capital deficiency and negative cash flows from operations since its inception. As of December 31, 2024, the Company reported cash of $13 thousand and an accumulated deficit of $431.6 million. The Company expects to incur losses and use cash in its operations for the foreseeable future.

On May 3, 2024, the Company announced preliminary top-line results from its planned interim analysis of the Phase 2 trial with ABP-450 in the preventative treatment of chronic migraine, which did not meet the primary or secondary endpoints. The Company originally intended to pursue submission of an Original BLA seeking one or more potential therapeutic indications for ABP-450. However, in May 2024, the Company announced the discontinuation of its Phase 2 clinical trials for episodic and chronic migraine in order to implement certain cash preservation measures. On July 9, 2024, the Company announced a strategic reprioritization to pursue a Section 351(k) biosimilar regulatory pathway for ABP-450, using AbbVie Inc.’s product Botox as a proposed reference product. The Company held an initial meeting with the FDA in the third quarter of 2024 during which it aligned with the FDA on next steps to develop a Botox biosimilar. The Company commenced analytical studies in the fourth quarter of 2024 to prepare for a potential Biosimilar Biological Product Development (“BPD”) Type 2a meeting with the FDA to review the results from the studies in the second half of 2025.

On August 14, 2024, the Company entered into an “at-the-market” sales agreement with Leerink Partners LLC (“Leerink Partners”) relating to an at-the-market offering program (the “ATM”), pursuant to which the Company may offer and sell, from time to time at its sole discretion, shares of common stock, registered pursuant to a shelf registration statement on Form S-3 that the Securities and Exchange Commission (the “SEC”) declared effective on August 21, 2024, having aggregate gross proceeds of up to $50.0 million through Leerink Partners as sales agent. As of December 31, 2024, the Company issued 2,241 shares under the ATM for net proceeds of $0.2 million and approximately $49.8 million of common stock remained available to be sold under the ATM. See Note 8 Common Stock for additional information.

The commencement of studies, preparation for the potential BPD meeting and any further development of ABP-450 would require additional funding in the form of equity financings or debt. There can be no assurance that such efforts will be successful or that, in the event that they are successful, the terms and conditions of such financing will be commercially acceptable. Furthermore, the use of equity as a source of financing would dilute existing shareholders. The Company is actively attempting to secure additional capital to fund its operations. However, there can be no assurance that the Company will be able to raise additional capital on commercially reasonable terms or at all. As a result of these conditions, management has concluded that there is substantial doubt about the Company’s ability to continue as a going concern and to meet its obligations as they become due within one year after the date that these consolidated financial statements are issued.

The preparation of these consolidated financial statements does not include any adjustments that may result from the outcome of this uncertainty. This basis of accounting contemplates the recovery of the Company’s assets and the satisfaction of the Company’s liabilities and commitments in the normal course of business and does not include any adjustments to reflect the possible future effects of the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

The Company’s future operations are highly dependent on a combination of factors, including (1) the success of its research and development programs; (2) the timely and successful completion of any additional financing; (3) the development of competitive therapies by other biotechnology and pharmaceutical companies; (4) the Company’s ability to manage growth of the organization; (5) the Company’s ability to protect its technology and products; and, ultimately (6) regulatory approval and successful commercialization and market acceptance of its product candidates.

Note 2.    Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The consolidated financial statements include the accounts of the Company and its controlled subsidiaries.

On July 21, 2023, AEON completed the Merger with Old AEON, with Old AEON surviving the merger as a wholly-owned subsidiary of the Company, the accounting acquirer. The transaction was accounted for as a forward merger asset acquisition.

Unless the context otherwise requires, the “Company,” for periods prior to the Closing, refers to Old AEON, AEON Biopharma Sub, Inc. (“Predecessor”), and for the periods after the Closing, refers to AEON Biopharma, Inc., including AEON Biopharma Sub, Inc. (“Successor”). As a result of the Merger, the results of operations, financial position and cash flows of the Predecessor and Successor are not directly comparable. AEON Biopharma Sub, Inc. was deemed to be the predecessor entity. Accordingly, the historical financial statements of AEON Biopharma Sub, Inc. became the historical financial statements of the combined Company, upon the consummation of the Merger. As a result, the financial statements included in this report reflect (i) the historical operating results of AEON Biopharma Sub, Inc. prior to the Merger and (ii) the combined results of the Company, including AEON Biopharma Sub, Inc., following the Closing. The accompanying financial statements include a Predecessor period, which includes the period through July 21, 2023 concurrent with the Merger, and a Successor period from July 22, 2023 through December 31, 2023. A black line between the Successor and Predecessor periods has been placed in the consolidated financial statements and in the tables to the notes to the consolidated financial statements to highlight the lack of comparability between these two periods.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes. The Company’s most significant estimates relate to the research and development accruals, valuation of common stock and related stock-based compensation, and the fair values of contingent consideration, forward purchase agreements, in-process research and development, warrant liabilities, convertible notes, among others. Although the Company bases estimates on historical experience, knowledge of current events and actions it may undertake in the future, and on various other assumptions that are believed to be reasonable, the results of which form the basis for making judgments over the carrying values of assets and liabilities, this process may result in actual results differing materially from those estimated amounts used in the preparation of the financial statements.

Segment Reporting

The Company determined that it operates and manages its business as one operating segment, focused on the research and development of ABP-450. The Company’s chief operating decision maker (“CODM”) is the Company’s Chief Executive Officer, who reviews its consolidated operating results for the purpose of assessing liquidity needs, allocating resources and evaluating financial performance. Asset information, including monitoring of its cash and cash equivalents, provided to the CODM is consistent with those reported on the consolidated balance sheets. The key measure of the Company’s single segment profit and loss that the CODM uses to allocate resources and assess performance is the Company’s operating income (loss) as reported on the consolidated statement of operations and comprehensive income (loss).

The table below shows a reconciliation of the Company’s net income (loss), including the significant expense categories regularly provided to and reviewed by the CODM, as computed under US GAAP to the Company’s total consolidated net income (loss) as reported in the consolidated statement of operations:

	Year Ended
	December 31,
	2024	2023	2023
	Successor	Successor July 22 to December 31	Predecessor January 1 to July 21

Segment operating expenses:
Compensation and benefits	$9,153	$5,377	$5,548
Professional and legal fees	6,233	5,499	5,641
Office and travel	1,533	886	470
Research and development	10,905	11,430	17,985
Total selling, general and administrative, and research and development	27,824	23,192	29,644
Acquired in-process research and development	—	348,000	—
Change in fair value of contingent consideration	(100,809)	(52,750)	—
Total operating costs and expenses	(72,985)	318,442	29,644
Income (loss) from operations	72,985	(318,442)	(29,644)
Other segment items:
Change in fair value of convertible notes	3,311	—	(19,359)
Change in fair value of warrants	(14,719)	2,318	—
Loss on embedded forward purchase agreements and derivative liabilities, net	(19,667)	(8,366)	(11,789)
Other income, net	95	536	114
Total other segment items, net	(30,980)	(5,512)	(31,034)
Income (loss) before taxes	42,005	(323,954)	(60,678)
Income taxes	—	—	—
Segment net income (loss)	$42,005	$(323,954)	$(60,678)

Risk and Uncertainties

The Company is subject to risks common to early-stage companies in the pharmaceutical industry including, but not limited to, dependency on the clinical and commercial success of its current and any future product candidates, ability to obtain regulatory approval of its current and any future product candidates, the need for substantial additional financing to achieve its goals, uncertainty of broad adoption of its approved products, if any, by physicians and patients and significant competition.

The Company relies on Daewoong Pharmaceutical Co., Ltd. (“Daewoong”), a South Korean pharmaceutical manufacturer, as an exclusive and sole supplier to manufacture the Company’s source material for product candidates. Any termination or loss of significant rights, including exclusivity, under the Company’s license and supply agreement with Daewoong (the “Daewoong Agreement”) would materially and adversely affect the Company’s commercialization of its products. See Note 7 Commitments and Contingencies for a discussion of the Daewoong Agreement.

Property and Equipment

Property and equipment are carried at cost less accumulated depreciation and amortization. The cost of property and equipment is depreciated over the estimated useful lives of the respective assets. The Company’s furniture and fixtures are depreciated on a straight-line basis over a period of seven years. Equipment is depreciated over a useful life of five years. Leasehold improvements are amortized over the lesser of the estimated useful life of the asset or the related lease term. Property and equipment, net, as of December 31, 2024 and December 31, 2023 are as follows (in thousands):

	December 31,
	2024	2023

Furniture and fixtures	$199	$199
Equipment	237	237
Leasehold improvements	66	66
Property and equipment	502	502
Accumulated depreciation	(267)	(170)
Property and equipment, net	$235	$332

Other Accrued Expenses

Other accrued expenses were as follows (in thousands):

	December 31,
	2024	2023
Legal expenses	$2,455	$1,867
Excise tax liability	569	569
Operating lease liability - short term portion	121	278
Daewoong vial usage	—	33
Remaining other accrued expenses	455	843
Total other accrued expenses	$3,600	$3,590

Convertible Notes

The Company elected to account for its convertible promissory notes at fair value at inception and at each subsequent reporting date. Subsequent changes in fair value are recorded as a component of non-operating income (loss) in the consolidated statements of operations or as a component of other comprehensive income (loss) for changes related to instrument-specific credit risk. As a result of electing the fair value option, direct costs and fees related to the convertible promissory notes are expensed as incurred. The Predecessor convertible promissory notes were converted into shares of the Company’s common stock at the Closing.

Contingent Consideration (Successor)

The Company accounts for its contingent consideration as either equity-classified or liability-classified instruments based on an assessment of the Contingent Consideration specific terms (as further defined in Note 6) and applicable authoritative guidance in ASC 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). Based on the appropriate guidance, the Company determined that the Contingent Consideration would be classified as a liability on the Successor’s consolidated balance sheets and remeasured at each reporting period with changes to fair value recorded to the Successor’s consolidated statements of operations and comprehensive income (loss).

Forward Purchase Agreements (Successor)

Based on the applicable guidance in ASC 480, ASC 815, Equity (“ASC 505”) and Staff Accounting Bulletin Topic 4.E, Receivables from Sale of Stock (“SAB 4E”), the Company had determined that each of its forward purchase agreements entered in connection with the Merger was a freestanding hybrid financial instrument comprising a subscription receivable and embedded features, which were bifurcated and accounted for separately as derivative instruments. The Company recorded the derivatives as liabilities and measured them at fair value each reporting period. For more information, see Note 3 Forward Merger. Subsequent changes in the bifurcated derivatives were recorded in the Successor’s consolidated statements of operations and comprehensive income (loss). The forward purchase agreements were terminated in March 2024, and the loss related to the termination was recorded to the consolidated statement of operations and comprehensive income (loss).

Warrants (Successor)

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in ASC 480 and ASC 815. The assessment considers whether the warrants are freestanding financial instruments and meet all of the requirements for equity classification, including whether the warrants are indexed to the Company’s own shares of common stock, among other conditions for equity classification. This assessment is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding. For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter until settlement. Changes in the estimated fair value of the warrants are recognized in the Successor’s consolidated statements of operations and comprehensive income (loss).

Convertible Preferred Stock (Predecessor)

The Company recorded its Predecessor convertible preferred stock at their respective issuance price, less issuance costs on the dates of issuance. As part of the Merger, each share of Old AEON common stock issued with respect to the Old AEON convertible preferred stock was converted into approximately 0.0323 shares of common stock and the right to receive a pro-rata portion of the contingent consideration.

Fair Value of Financial Instruments

Fair value is defined as the exchange price that would be received for an asset or an exit price paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs.

Fair value measurements are based on a three-tiered valuation hierarchy, which is classified and disclosed by the Company in one of the three categories as follows:

•	Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
•

Level 2 — Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities in active markets; quoted prices in markets that are not active; or other inputs that are observable, either directly or indirectly, or can be corroborated by observable market data for substantially the full term of the asset or liability; and

•	Level 3 — Prices or valuation techniques that require unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The categorization of a financial instrument within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Leases

The Company determines whether a contract is, or contains, a lease at inception. Right-of-use (“ROU”) assets represent the Company’s right to use an underlying asset during the lease term, and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. ROU assets and lease liabilities are recognized at lease commencement based upon the estimated present value of unpaid lease payments over the lease term using the Company’s incremental borrowing rate applicable to the underlying asset unless the implicit rate is readily determinable. The Company determines the lease term as the noncancellable period of the lease, and may include options to extend or terminate the lease when it is reasonably certain that the Company will exercise that option. Leases with a term of 12 months or less are not recognized on the balance sheets.

Research and Development Expenses

Research and development costs are expensed as incurred. Research and development expenses consist primarily of costs associated with clinical studies including clinical trial design, clinical site reimbursement, data management, travel expenses and the cost of products used for clinical trials and internal and external costs associated with the Company’s regulatory compliance and quality assurance functions, including the costs of outside consultants and contractors that assist in the process of submitting and maintaining regulatory filings, and overhead costs. Additionally, research and development expenses include employee compensation, including stock-based compensation, supplies, consulting, prototyping, testing, materials, travel expenses and an allocation of facility overhead expenses. Costs incurred in obtaining technology licenses are charged to acquired in-process research and development (“IPR&D”) if the technology licensed has not reached technological feasibility and has no alternative future use. The acquired IPR&D at the Closing was written off to the Successor’s consolidated income statement for the period ended December 31, 2023.

The Company accrues the expenses for its clinical trial activities performed by third parties, including clinical research organizations and other service providers, based upon estimates of the work completed over the life of the individual study in accordance with associated agreements. The Company determines these estimates through discussion with internal personnel and outside service providers as to progress or stage of completion of trials or services pursuant to contracts with clinical research organizations and other service providers and the agreed-upon fee to be paid for such services. Payments made to outside service providers in advance of the performance of the related services are recorded as prepaid expenses and other current assets until the services are rendered. There have been no material adjustments to the Company’s estimates for clinical trial expenses through December 31, 2024 (Successor) and December 31, 2023 (Successor).

Stock-Based Compensation

The Company recognizes compensation expense for all share-based awards. The Company accounts for stock-based compensation as measured at grant date, based on the fair value of the award. The Company measures the fair value of awards granted using the Black-Scholes option pricing model, which requires the input of subjective assumptions, including the estimated fair value of common stock, the expected volatility of the Company’s common stock, expected risk-free interest rate, and the option’s expected life. The Company also evaluates the impact of modifications made to the original terms of equity awards when they occur.

The fair value of equity awards that are expected to vest is amortized on a straight-line basis over the requisite service period. Stock-based compensation expense is recognized net of actual forfeitures when they occur, as an increase to additional paid-in capital in the consolidated balance sheets and in selling, general and administrative or research and development expenses in the consolidated statements of operations and comprehensive income (loss). All stock-based compensation costs are recorded in the consolidated statements of operations and comprehensive income (loss) based upon the underlying employee’s role within the Company.

Income Taxes

The Company accounts for income taxes under the asset and liability method, which requires, among other things, that deferred income taxes be provided for temporary differences between the tax basis of the Company’s assets and liabilities and their financial statement reported amounts. In addition, deferred tax assets are recorded for the future benefit of utilizing net operating losses and research and development credit carryforwards and are measured using the enacted tax rates and laws that will be in effect when such items are expected to reverse. A valuation allowance is provided against deferred tax assets unless it is more likely than not that they will be realized.

The Company records uncertain tax positions on the basis of a two-step process whereby (i) it determines whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (ii) for those tax positions that meet the more-likely-than-not recognition threshold, it recognizes the largest amount of tax benefit that is more than 50 percent likely to be realized upon ultimate settlement with the related tax authority.

The Company recognizes interest and penalties related to unrecognized tax benefits within the income tax expense line in the accompanying consolidated statements of operations and comprehensive income (loss). Any accrued interest and penalties related to uncertain tax positions will be reflected as a liability in the consolidated balance sheets.

Net Income (Loss) Per Share Attributable to Common Stockholders

Prior to the Merger, the Predecessor calculated basic and diluted net loss per share to common stockholders in conformity with the two-class method required for companies with participating securities. The Company considered all series of convertible preferred stock to be participating securities as they participate in any dividends declared by the Company. Under the two-class method, undistributed earnings allocated to these participating stockholders were subtracted from net income in determining net income attributable to common stockholders. Net loss attributable to common stockholders was not allocated to convertible preferred stock as the holders of convertible preferred stock did not have a contractual obligation to share in losses.

Subsequent to the Merger, the Company only has one class of shares. Basic net income (loss) per share is computed by dividing the net income (loss) by the weighted average number of shares of common stock outstanding during the period, without consideration for potentially dilutive shares of common stock. Diluted net income (loss) per share is computed by dividing the net income (loss) attributable to common stockholders by the weighted-average shares of common stock and potentially dilutive securities outstanding during the period using the treasury stock and if-converted methods, unless their inclusion would have been anti-dilutive. For purposes of the diluted net loss per share calculation, convertible preferred stock, warrants, convertible notes and common stock options were considered as potentially dilutive securities.

For the year ended December 31, 2024 (Successor), dilutive stock options of 24,245 and restricted stock units of 11,339 were included in the calculation of diluted net income per share. Since the Company was in a loss position for the periods from January 1, 2023 to July 21, 2023 (Predecessor) and July 22, 2023 to December 31, 2023 (Successor), basic net loss per share is the same as diluted net loss per share as the inclusion of all potentially dilutive shares of common stock was anti-dilutive.

Basic and diluted net income per share for the year ended December 31, 2024 was calculated as follows (in thousands, except share and per share amounts):

Year ended December 31, 2024 (Successor)
Net income	$42,005
Weighted average shares of common stock outstanding, basic	540,360
Net income per share, basic	$77.74
Weighted average shares of common stock outstanding, diluted	575,945
Net income per share, diluted	$72.93

Basic and diluted net loss per share for the periods from January 1, 2023 to July 21, 2023 (Predecessor) and July 22, 2023 to December 31, 2023 (Successor) were calculated as follows (in thousands, except share and per share amounts):

Period from January 1, 2023 to July 21, 2023 (Predecessor)
Net loss	$(60,678)
Weighted average shares of common stock outstanding, basic and diluted	138,848,177
Net loss per share, basic and diluted	$(0.44)

Period from July 22, 2023 to December 31, 2023 (Successor)
Net loss	$(323,954)
Weighted average shares of common stock outstanding, basic and diluted	516,404
Net loss per share, basic and diluted	$(627.33)

The following potentially dilutive securities outstanding have been excluded from the computation of diluted weighted average shares outstanding because such securities have an anti-dilutive impact:

	December 31,
	2024	2023
	Successor	Successor July 22 to December 31	Predecessor January 1 to July 21
Warrants	55,403	201,112	14,479,999
Common stock options and restricted stock units	88,999	67,927	4,888,537
Convertible notes	399,128	—	—
	543,530	269,039	19,368,536

Contingencies

The Company may be, from time to time, a party to various disputes and claims arising from normal business activities. The Company continually assesses litigation to determine if an unfavorable outcome would lead to a probable loss or reasonably possible loss which could be estimated. The Company accrues for all contingencies at the earliest date at which the Company deems it probable that a liability has been incurred and the amount of such liability can be reasonably estimated. If the estimate of a probable loss is a range and no amount within the range is more likely than another, the Company accrues the minimum of the range. In the cases where the Company believes that a reasonably possible loss exists, the Company discloses the facts and circumstances of the litigation, including an estimable range, if possible.

Recent Accounting Pronouncements

Recently Adopted Accounting Pronouncements

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280), Improvements to Reportable Segment Disclosures. This update requires public entities to disclose information about their reportable segments’ significant expenses that are regularly provided to the CODM and other segment items on an interim and annual basis. Public entities with a single reportable segment are required to apply the disclosure requirements in ASU 2023-07, as well as all existing segment disclosures and reconciliation requirements in ASC 280, on an interim and annual basis. ASU 2023-07 is effective for fiscal years beginning after December 31, 2023, and for interim periods beginning after December 15, 2024, with early adoption permitted. The Company adopted this standard during its fiscal year ended December 31, 2024. For the purpose of the adoption of ASU 2023-07, the Company performed an evaluation of financial information regularly reviewed by the Company’s CODM for purposes of assessing liquidity needs, allocating resources and evaluating performance. See Note 2 Summary of Significant Accounting Policies - Segment Reporting for more information.

Accounting Pronouncements Not Yet Adopted

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740), Improvements to Income Tax Disclosures. This update requires disaggregated information about a reporting entity’s effective tax rate reconciliation as well as information on income taxes paid. ASU 2023-09 is effective for public entities with annual periods beginning after December 15, 2024, with early adoption permitted. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In November 2024, the FASB issued ASU 2024-03, Disaggregation of Income Statement Expenses, which is intended to improve financial reporting by requiring disaggregated disclosure of certain costs and expenses. ASU 2024-03 is effective for fiscal years beginning after December 15, 2026 and for interim periods within fiscal years beginning after December 15, 2027, with early adoption permitted, and may be applied on either a prospective or retrospective basis. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

Other recent accounting pronouncements issued by the FASB, the American Institute of Certified Public Accountants, and the Securities and Exchange Commission (the “SEC”) did not, or are not believed by management to, have a material impact on the Company’s financial position, results of operations or cash flows.

Note 3.     Forward Merger

On December 12, 2022, Old AEON and Priveterra entered into a Business Combination Agreement. On July 21, 2023, the parties consummated the Merger. In connection with the Closing, Priveterra changed its name from Priveterra Acquisition Corp. to AEON Biopharma, Inc.

At the effective time of the Merger (the “Effective Time”), each outstanding share of Old AEON common stock (on an as-converted basis after taking into effect the conversion of the outstanding warrants of Old AEON exercisable for shares of Old AEON preferred stock, the conversion of the shares of Old AEON preferred stock into Old AEON common stock in accordance with the governing documents of Old AEON as of the Effective Time, the conversion of the outstanding convertible notes of Old AEON into Old AEON common stock in accordance with the terms of such convertible notes and after giving effect to the issuance of Old AEON common stock in connection with the merger of ABP Sub, Inc. with and into Old AEON) issued and outstanding immediately prior to the Effective Time converted into the right to receive approximately 0.0323 shares of the Company’s common stock and the right to receive a pro-rata portion of the contingent consideration. In addition, each share of Priveterra Class B common stock (“Founder Shares”), par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time converted into one share of common stock totaling 95,842 common shares (of which 47,921 Founder Shares are subject to certain vesting and forfeiture conditions).

In connection with the Merger, on January 6, 2023, Priveterra and Old AEON entered into separate subscription agreements for convertible notes with each of Alphaeon 1 LLC (“A1”) and Daewoong Pharmaceuticals Co., Ltd. (“Daewoong”) (collectively, the “Original Committed Financing Agreements”), pursuant to which A1 and Daewoong agreed to purchase, and Priveterra and Old AEON agreed to sell to each of them, up to $15 million and $5 million, respectively, aggregate of principal of interim convertible notes or equity. Further, on June 8, 2023, Old AEON and Priveterra entered into a committed financing agreement with A1 (the “Additional Committed Financing Agreement”), pursuant to which A1 agreed to purchase, and Priveterra and Old AEON agreed to sell to A1, up to an additional $20 million aggregate principal of interim convertible notes or equity. Pursuant to such agreement, Old AEON issued $14 million of interim convertible notes to A1 in the first and second quarters of 2023. The notes were subsequently measured at fair value under a fair value option election, with changes in fair value reported in earnings of the Predecessor (Old AEON). Conversion of the notes was contingent and automatically convertible on the Merger, and 30,920 shares of Priveterra Class A common stock were issued on the Closing Date in settlement of their conversion. The proceeds from the interim convertible notes were used to fund Old AEON’s operations through the consummation of the Merger. Additionally, approximately $25 million was received on the Closing Date in exchange for an aggregate of 49,604 shares of Priveterra Class A common stock at $504.00 per share that were issued under the Original Committed Financing Agreements and Additional Committed Financing Agreements, and was reflected “on the line” in the Successor’s opening accumulated deficit.

On April 27, 2023, Priveterra and AEON amended the Business Combination Agreement. Concurrently with the amendment to the Business Combination Agreement, Priveterra amended the Sponsor Support Agreement to include restriction and forfeiture provisions related to the Founder Shares. See Note 6 Fair Value Measurements for additional information. The fair value of the contingent consideration at the Closing was valued to be $125.7 million, and is included in the purchase price. Additionally, the Successor assumed the Predecessor’s 2019 Incentive Award Plan, and as such, the fair value of the replacement awards of $13.3 million were included in purchase consideration, $11.5 million related to stock options and $1.8 million related to restricted stock units. See Note 10 Share-Based Compensation for additional information.

Asset Acquisition Method of Accounting

The Merger was accounted for using the asset acquisition method in accordance with U.S. GAAP. Under this method of accounting, Priveterra was considered to be the accounting acquirer based on the terms of the Merger. Upon consummation of the Merger, the cash on hand resulted in the equity at risk being considered insufficient for Old AEON to finance its activities without additional subordinated financial support. Therefore, Old AEON was considered a Variable Interest Entity (“VIE”) and the primary beneficiary of Old AEON was treated as the accounting acquirer. Priveterra held a variable interest in Old AEON and owned 100% of Old AEON’s equity. Priveterra was considered the primary beneficiary as it has the decision-making rights that gives it the power to direct the most significant activities. Also, Priveterra retained the obligation to absorb the losses and/or receive the benefits of Old AEON that could have potentially been significant to Old AEON. The Merger was accounted for as an asset acquisition as substantially all of the fair value was concentrated in IPR&D, an intangible asset. Old AEON’s assets (except for cash) and liabilities were measured at fair value as of the transaction date. Consistent with authoritative guidance on the consolidation of a VIE that is not considered a business, differences in the total purchase price and fair value of assets and liabilities are recorded as a gain or loss to the consolidated statement of operations. The loss on the consolidation of the VIE is reflected “on the line” in the Successor’s opening accumulated deficit.

Costs incurred in obtaining technology licenses are charged to research and development expense as IPR&D if the technology licensed has not reached technological feasibility and has no alternative future use. The IPR&D recorded at the Closing of $348.0 million was written off in the Successor’s consolidated statement of operations and comprehensive income (loss). To estimate the value of the acquired IPR&D, the Company used a Multi-Period Excess Earnings Method under the Income Approach. The determination of the fair value requires management to make significant estimates including, but not limited to, the discount rate used, the total addressable market for each potential drug, market penetration assumptions, and the estimated timing of commercialization of the drugs. Changes in these assumptions could have a significant impact on the fair value of the IPR&D. The significant assumptions used in determining IPR&D was the discount rate of 25%, implied internal rate of return of 24.8% and long-term growth rate of 4%.

The following is a summary of the purchase price calculation (in thousands except share and per share data).

Number of shares issued as consideration in the Merger	229,167
Shares issued for interim convertible notes related to Committed Financing	30,920
Total number of shares of common stock of the combined company	260,087
Multiplied by the Priveterra share price, as of the Closing	$780.48
Total	$202,992
Fair value of contingent consideration	125,699
Replacement of share-based payment awards	13,331
Assumed liabilities	125
Total purchase price	$342,147

The allocation of the purchase price was as follows (in thousands).

Cash and cash equivalents	$2,001
Net working capital (excluding cash and cash equivalents)	(16,182)
Other assets and liabilities	775
Acquired in-process research and development	348,000
Net assets acquired	334,594
Loss on consolidation of VIE	7,553
Total purchase price	$342,147

In connection with the Merger, the transactions that occurred concurrently with the closing date of the Merger were reflected “on the line”. “On the line” describes those transactions triggered by the consummation of the Merger that are not recognized in the consolidated financial statements of the Predecessor nor the Successor as they are not directly attributable to either period but instead were contingent on the Merger. The opening cash balance in the Successor’s consolidated statement of cash flow of $31.2 million consists of cash from Priveterra of $29.2 million and Old AEON $2.0 million. The number of shares of common stock issued and amounts recorded on the line within stockholders’ deficit are reflected below to arrive at the opening consolidated balance sheet of the Successor.

		Shares of common stock	Common stock amount	Subscription Receivable	APIC	Accumulated Deficit

Priveterra closing equity as of July 21, 2023		7,739	$—	$—	$5,937	$(12,897)
Shares issued as Consideration in the Merger	Note 1	229,167	2	—	192,189	—
Merger Consideration - Shares issued for Interim Convertible Notes related to Committed Financing	Note 5	30,920	—	—	24,132	—
Stock-Compensation for Class B Founder Shares	Note 3	95,842	1	—	68,972	(68,972)
Forward Purchase Agreements	Note 6	87,154	1	(60,710)	66,714	(38,255)
Issuance of Make-Whole derivative	Note 6	—	—	—	—	(427)
Shares issued in New Money PIPE Subscription Agreements	Note 6	13,910	—	—	10,844	(6,433)
Shares issued for Committed Financing	Note 6	49,604	—	—	38,714	(13,714)
Contingent Founder Shares	Note 6	—	—	—	(31,401)	—
Loss on Consolidation of VIE	Note 3	—	—	—	—	(7,553)
Other Miscellaneous		2,068	—	—	1,397	(1,397)
Total		516,404	$4	$(60,710)	$377,498	$(149,648)

The Sponsor, in connection with Priveterra’s IPO, purchased 95,842 shares of Class B common stock (the “Founder Shares”) for $25,000 (approximately $0.288 per share). These shares had no value until Priveterra effected the Merger. Upon the Merger, the Founder Shares automatically converted to shares of common stock. This conversion was solely contingent upon the completion of the Merger, a performance condition, and did not include any future service requirements. As such, the grant date fair value of the 95,842 shares was expensed in the amount of $69.0 million and is presented “on the line.” Pursuant to the terms of the Sponsor Support Agreement, as amended, effective at the Closing, 50% of the Founder Shares (i.e., 47,921 Founder Shares) (the “Contingent Founder Shares”) were unvested and subject to the restrictions and forfeiture provisions set forth in this Sponsor Support Agreement. As such, the fair value at Closing of the remaining 47,921 shares with vesting conditions in the amount of $31.4 million was reclassified from additional paid-in capital to contingent consideration liability on the accompanying Successor’s consolidated balance sheet.

Note 4.    Related Party Transactions (Predecessor)

2019 Debt Financings

In June 2019, the Predecessor entered into a senior unsecured note purchase agreement (the “Original 2019 Note Purchase Agreement”), with Dental Innovations, pursuant to which the Predecessor issued Dental Innovations a promissory note (the “Original 2019 Note”) with a principal amount of $5.0 million. Pursuant to the terms of the Original 2019 Note, the Predecessor was required to repay a total of $8.75 million, representing all principal and interest owed, upon the earliest to occur of (i) June 19, 2022, (ii) Dental Innovations’ demand for repayment following the Predecessor’s completion of an initial public offering and (iii) the Predecessor’s election to repay the Original 2019 Note in full.

Under the Original 2019 Note Purchase Agreement, Dental Innovations committed to purchase from the Predecessor an additional promissory note with a principal amount of $5.0 million, subject to the Predecessor issuing and selling an additional promissory note with a principal amount of $5.0 million to a lender not affiliated with Dental Innovations. Any such additional promissory notes were to have the same payment terms as the Original 2019 Notes.

In December 2019, the Predecessor entered into an amendment to the Original 2019 Note Purchase Agreement that provided for the exchange of the Original 2019 Note for a convertible promissory note with a principal amount of $5.0 million. In addition, Dental Innovations was no longer committed to purchase from the Predecessor an additional promissory note with a principal amount of $5.0 million subject to the Predecessor issuing and selling an additional promissory note with a principal amount of $5.0 million to a lender not affiliated with Dental Innovations. In December 2019, the Predecessor issued and sold five additional convertible promissory notes, each with a principal amount of $1.0 million, including one to SCH and one to a member of the Predecessor’s board of directors (all such convertible promissory notes, the “2019 Convertible Notes”).

The Predecessor’s payment and performance under the 2019 Convertible Notes were guaranteed by ABP Sub Inc., the Predecessor’s wholly owned subsidiary prior to the Merger. Pursuant to the terms of the 2019 Convertible Notes, the Predecessor was required to repay 175% of the principal amount to the holders on the third anniversary of the issuance of the 2019 Convertible Notes. In the event of an underwritten public offering of the Predecessor’s common stock, the 2019 Convertible Notes would have automatically converted into a number of shares of the Predecessor’s common stock equal to 175% of the principal amount of the 2019 Convertible Notes, divided by the per share price at which shares were offered to the public in such offering.

Due to certain embedded features within the 2019 Convertible Notes, the Predecessor elected to account for the 2019 Convertible Notes and all their embedded features at fair value at inception. Subsequent changes in fair value were recorded as a component of other income (loss) in the Predecessor’s consolidated statements of operations and comprehensive income (loss) or as a component of other comprehensive income (loss) for changes to instrument-specific credit risk. As a result of electing the fair value option, direct costs and fees related to the 2019 Convertible Notes were expensed as incurred.

In January 2020, in connection with the distribution of the units of A1 to the Predecessor’s stockholders, each of the holders of the Predecessor’s 2019 Convertible Notes were granted contingent warrants by A1 to purchase shares of Evolus, Inc. (“Evolus”) from A1. The contingent warrants were exercisable at the option of the holders only prior to the Predecessor’s first underwritten public offering of common stock under the Securities Act of 1933, as amended (the “Securities Act”), or upon an event of default under the 2019 Convertible Notes. The 2019 Convertible Notes were concurrently amended to provide the noteholders the option, prior to the notes’ conversion, to cancel a portion of the indebtedness represented by such noteholder’s 2019 Convertible Note and receive a number of shares of Evolus from A1 having a market value equal to the value of such cancelled indebtedness, in lieu of automatic conversion of all of the noteholder’s 2019 Convertible Note into shares of the Predecessor’s common stock. The amount of cancelled indebtedness that could be so applied in exercise of the contingent warrant was capped as the ratio that the value of Evolus shares held by A1 bore to the combined value of (i) the Evolus shares held by A1 and (ii) the Predecessor immediately prior to consummation of the Predecessor’s first underwritten public offering of common stock under the Securities Act.

In September 2020, in connection with the distribution of the units of Alphaeon Credit Holdco LLC (“AC HoldCo”) and Zelegent HoldCo LLC (“Z HoldCo”) to the Predecessor’s stockholders, each of the holders of the Predecessor’s 2019 Convertible Notes were granted contingent warrants by AC HoldCo and Z HoldCo to purchase shares of Alphaeon Credit, Inc. (“Alphaeon Credit”) and Zelegent from AC HoldCo and Z HoldCo. The contingent warrants were exercisable at the option of the holders only prior to the Predecessor’s first underwritten public offering of common stock under the Securities Act, or upon an event of default under the 2019 Convertible Notes. The 2019 Convertible Notes were concurrently amended to provide the noteholders the option, prior to the notes’ conversion, to cancel a portion of the indebtedness represented by such noteholder’s 2019 Convertible Note and receive a number of shares of Alphaeon Credit and/or Zelegent from AC HoldCo and Z HoldCo having a market value equal to the value of such cancelled indebtedness, in lieu of automatic conversion of all of the applicable noteholder’s 2019 Convertible Note into shares of the Predecessor’s common stock. The amount of cancelled indebtedness that can be so applied in exercise of the contingent warrant was capped as the ratio of aggregate indebtedness held by the convertible note holder as a proportion of the value of Alphaeon Credit or Zelegent to the value of the Predecessor.

Additionally, on July 22, 2022, the 2019 debt was amended. The Dental Innovations note’s maturity date was extended from June 19, 2022 to December 29, 2023. The original note had a principal of $5.0 million. Upon the original maturity date, the total due was 175% of principal, which equals $8.7 million (which such amount included an additional amount of $3.7 million). Interest was increased from 0.0% to 15.79% on the total payable of $8.7 million from the original maturity date of June 19, 2022 to the new maturity date of December 29, 2023.

On July 22, 2022, the maturity dates for four of the $1.0 million convertible promissory notes were extended from November 1, 2022, December 12, 2022, December 12, 2022 and December 18, 2022, respectively, to December 29, 2023. Each of the four notes had a principal of $1.0 million. Upon the original maturity date, the total due on each of the four notes was 175% of principal, which equals $1.7 million (which such amount included an additional amount of $0.7 million). At the original maturity dates, the principal sum of $1.0 million was paid back to each of the note holders. The remaining $0.7 million was to be due at the extended maturity date of December 29, 2023. The interest rate was increased from 0.0% to 10.0% interest on the remaining $0.7 million from the original maturity date to the new maturity date.

The 2019 SCH Note’s maturity date was extended from December 18, 2022 to December 29, 2023. The original Note had a principal of $1.0 million. Upon the original maturity date, the total due was 175% of principal, which equals $1.7 million. The interest rate was increased from 0.0% to 15.79% on the total of $1.7 million from the original maturity date to the new maturity date.

In April 2023, the contingent warrants were amended to include the merger between AEON and Old AEON as a qualifying listing under the warrant agreement, which stated that the holders of the contingent warrants would exercise the warrants, and that the holders would receive 85% of the shares the holders would have been entitled to receive via the previous warrant agreement. The contingent warrants were exercised into Evolus shares held by A1 and Alphaeon Credit at the same time the convertible notes were converted to shares of the Company’s stock. The Company determined that the contingent warrants amendment modified the settlement provision in the 2019 Convertible Notes. The Company determined that the amendment should be accounted for as a debt extinguishment. Since the noteholders were both shareholders of Old AEON, Evolus and Alphaeon Credit, the debt extinguishment was accounted for as a capital transaction on the April 2023 modification date. As such, due to the warrant modification, the Predecessor recognized a $17.0 million reduction to the underlying fair value of the convertible notes and a corresponding increase of $17.0 million to additional paid in capital during the period from January 1, 2023 to July 21, 2023 (Predecessor), of which $5.2 million was attributable to 2019 Debt Financing contingent warrants.

During the period from January 1, 2023 to July 21, 2023 (Predecessor), the Predecessor recognized $1.6 million of expense related to the increase in the fair value of the 2019 Convertible Notes. As of December 31, 2022 (Predecessor), the principal amount outstanding under the 2019 Convertible Notes was $6.0 million, with an estimated fair value of $16.2 million. The 2019 Convertible Notes were converted into shares of the Successor’s common stock at the Closing and were recorded “on the line” as part of the shares issued as consideration in the Merger (see Note 3 Forward Merger).

SCH Convertible Note

The Predecessor issued a convertible promissory note to SCH (the “SCH Convertible Note”). Prior to the Merger, the Predecessor’s payment and performance under the SCH Convertible Note were guaranteed by ABP Sub Inc. Pursuant to the terms of the SCH Convertible Note, the Predecessor was required to repay 175% of the principal amount to SCH on the third anniversary of its issuance. In the event of an underwritten public offering of the Predecessor’s common stock, the SCH Convertible Note would have automatically converted into a number of shares of the Predecessor’s common stock equal to 175% of the principal amount of the SCH Convertible Note, divided by the per share price at which shares were offered to the public in such offering.

Due to certain embedded features within the SCH Convertible Note, the Predecessor elected to account for the SCH Convertible Note and the embedded features at fair value at inception. Subsequent changes in fair value were recorded as a component of other income (loss) in the Predecessor’s consolidated statements of operations and comprehensive income (loss) or as a component of other comprehensive income (loss) for changes to instrument-specific credit risk. As a result of electing the fair value option, any direct costs and fees related to the SCH Convertible Note were expensed as incurred.

Additionally, the 2020 Strathspey Crown note’s maturity date was extended from January 2, 2023 to December 29, 2023. The original note had a principal of $17.5 million. Upon the original maturity date, the total due was $30.6 million. The interest rate was increased from 0.0% to 15.79% on the total of $30.6 million from the original maturity date to the new maturity date.

During the period from January 1, 2023 to July 21, 2023 (Predecessor), the Predecessor recognized $4.2 million of expense related to the increase in the fair value of the SCH Convertible Note. As of December 31, 2022, the principal amount outstanding under the SCH Convertible Note was $17.5 million, with an estimated fair value of $25.1 million.

In April 2023, the contingent warrants were amended to include the merger between AEON and Old AEON as a qualifying listing under the warrant agreement, which stated that the holders of the contingent warrants would exercise the warrants, and that the holders would receive 85% of the shares the holders would have been entitled to receive via the previous warrant agreement. The Company determined that the contingent warrants amendment modified the settlement provision in the 2019 Convertible Notes. The Company determined that the amendment should be accounted for as a debt extinguishment. Since Evolus and Alphaeon Credit are related parties of AEON, the debt extinguishment was accounted for as a capital transaction on the April 2023 modification date. As such, due to the warrant modification, the Predecessor recognized a $17.0 million reduction to the underlying fair value of the convertible notes and a corresponding increase of $17.0 million to additional paid in capital during the period from January 1, 2023 to July 21, 2023 (Predecessor), of which $11.8 million was attributable to SCH contingent warrants.

The SCH Convertible Note was converted into shares of the Successor’s common stock at the Closing and was recorded “on the line” as part of the shares issued as consideration in the Merger (see Note 3 Forward Merger).

A1 Convertible Notes

In December 2021, the Predecessor entered into an agreement with A1 (the “A1 Purchase Agreement”), pursuant to which the Predecessor could issue subordinated convertible promissory notes to A1 with an aggregate principal amount of up to $25.0 million. On December 8 and 15, 2021, the Predecessor issued two convertible notes (collectively, the “2021 A1 Convertible Notes”), each with a principal amount of $5.0 million, and totaling $10.0 million, that matured on the third anniversary of their issuance. The A1 Convertible Notes were unsecured and subordinated to the Predecessor’s other convertible notes.

The 2021 A1 Convertible Notes bore interest, compounded daily, at the lesser of 10% per annum or the maximum rate permissible by law. Interest was paid in-kind by adding the accrued amount thereof to the principal amount on a monthly basis on the last day of each calendar month for so long as any principal amount was outstanding (such paid in-kind interest, in the aggregate at any time, the “PIK Principal”).

Immediately prior to an initial public offering, all of the then outstanding principal amount and accrued and unpaid interest under the 2021 A1 Convertible Notes was to automatically convert into shares of the Predecessor’s common stock. The number of shares of common stock issuable upon conversion of the 2021 A1 Convertible Notes would have been equal to (i) the outstanding loan amount (including the PIK Interest) divided by (ii) the product of (a) the price per share of such common stock issued to the public in the initial public offering multiplied by (b) the applicable discount rate. The discount rate was to be determined for each note based on the number of days elapsed between the date the applicable note was executed and the date on which a conversion event was formally announced and was to be equal to (x) 10% if between zero and 90 days, (y) 15% if between 91 and 180 days, or (z) 20% if greater than 180 days.

Due to certain embedded features within the 2021 A1 Convertible Notes, the Predecessor elected to account for the 2021 A1 Convertible Notes and the embedded features at fair value at inception. Subsequent changes in fair value were recorded as a component of other income (loss) in the accompanying Predecessor’s consolidated statements of operations and comprehensive income (loss) or as a component of other comprehensive income (loss) for changes to instrument-specific credit risk.

During the period from January 1, 2023 to July 21, 2023 (Predecessor), the Predecessor recognized $3.0 million of expense related to the increase in the fair value of the 2021 A1 Convertible Notes. As of December 31, 2022, the principal amount outstanding under the 2021 A1 Convertible Notes was $10 million, with an estimated fair value of $8.7 million. The 2021 A1 Convertible Notes were converted into shares of the Successor’s common stock at the Closing.

During the year ended December 31, 2022, the Predecessor issued five additional tranches of subordinated convertible promissory notes to A1 on February 18, 2022, March 9, 2022, April 14, 2022, June 3, 2022 and July 1, 2022 (collectively, the “2022 A1 Convertible Notes”), the first four with a principal amount of $3.0 million each and the fifth issued July 1, 2022, for a principal amount of $2.5 million and totaling $14.5 million. The terms of the 2022 A1 Convertible Notes were similar to those of the 2021 A1 Convertible Notes. During the period from January 1, 2023 to July 21, 2023 (Predecessor), the Predecessor recognized $4.2 million of expense related to the increase in the fair value of the 2022 A1 Convertible Notes. As of December 31, 2022, the principal balance was $14.5 million, with an estimated fair value of $12.2 million. The 2022 A1 Convertible Notes were converted into shares of the Successor’s common stock at the Closing.

Additionally, on March 30, 2022, the Predecessor amended the 2021 A1 Convertible Notes and the convertible notes issued on February 18, 2022 and March 9, 2022 to remove the discount rate associated with the automatic conversion of any outstanding convertible notes into shares of common stock in connection with an initial public offering.

On March 6, 2023, the Predecessor entered into an agreement with A1, pursuant to which the Predecessor issued subordinated convertible promissory notes to A1 with an aggregate principal amount of $6.0 million (“March 2023 A1 Convertible Notes”) that matured on the earlier of (x) the date of the consummation of the Merger and (y) December 29, 2023. The March 2023 A1 Convertible Notes bore interest at 15.79%, based on simple interest daily, unless issued at least five days prior to maturity date. The March 2023 A1 Convertible Notes had similar terms to the 2021 A1 Convertible Notes and 2022 A1 Convertible Notes and were unsecured and subordinated to the Predecessor’s other convertible notes. During the period from January 1, 2023 to July 21, 2023 (Predecessor), the Predecessor recognized $10.1 million of expense related to the increase in the fair value of the March 2023 A1 Convertible Notes. The

March 2023 A1 Convertible Notes were converted into shares of the Successor’s common stock at the Closing and was recorded “on the line” as part of the shares issued as consideration in the Merger (see Note 3 Forward Merger).

Note 5.    Daewoong Convertible Notes

Daewoong Convertible Notes (Predecessor)

In August 2020, the Predecessor entered into a Convertible Promissory Note Purchase Agreement with Daewoong (the “Daewoong Purchase Agreement”), pursuant to which the Predecessor issued Daewoong two subordinated convertible promissory notes (collectively, the “2020 Daewoong Convertible Notes”) with an aggregate principal amount of $25.0 million. The 2020 Daewoong Convertible Notes had similar terms, of which one was issued on August 27, 2020 with a principal amount of $10.0 million and the other was issued on September 18, 2020 with a principal amount of $15.0 million. The 2020 Daewoong Convertible Notes were unsecured and subordinated to the Predecessor’s 2019 Convertible Notes. The Predecessor’s payment and performance under the 2020 Daewoong Convertible Notes was guaranteed by ABP Sub Inc., the Predecessor’s wholly owned subsidiary prior to the Merger.

The 2020 Daewoong Convertible Notes bore interest daily at 3% per annum with semiannual compounding. Interest is paid in-kind by adding the accrued amount thereof to the principal amount on a semi-annual basis on June 30th and December 31st of each calendar year for so long as any principal amount remained outstanding (such paid in-kind interest, in the aggregate at any time, the “PIK Principal”). The 2020 Daewoong Convertible Notes had a maturity date of September 18, 2025.

Pursuant to the 2020 Daewoong Convertible Notes’ terms, Daewoong could have elected to convert all of the then outstanding principal amount and all accrued and unpaid interest into the Predecessor’s common stock at any time following the date that was 12 months after September 18, 2020, provided, that such election must have been made at the same time with respect to all notes issued to Daewoong. The number of shares issuable upon any conversion would have been equal to (i) the outstanding principal amount (excluding PIK Principal) divided by $25.0 million and (ii) multiplied by 9.99% of the aggregate of all of the shares of the Predecessor’s common stock then outstanding, the Predecessor’s common stock issuable upon conversion or exercise of all of the outstanding convertible or exercisable securities, all outstanding vested or unvested options or warrants to purchase the Predecessor’s capital stock, but excluding all out-of-the-money options, and all shares of common stock issuable upon conversion of any convertible debt (whether or not such debt would have been convertible at such time).

Immediately prior to an initial public offering (“IPO”), all of the then outstanding principal amount and accrued and unpaid interest under the 2020 Daewoong Convertible Notes would have automatically converted into shares of the Predecessor’s common stock. The number of shares of common stock issuable upon conversion of the 2020 Daewoong Convertible Notes was equal to (i) the outstanding principal amount (excluding PIK Principal) divided by $25.0 million and (ii) multiplied by the greater of (A) 9.99% of the pre-IPO shares of the Predecessor, and (B) that number of shares having an aggregate value of $20.0 million immediately prior to the IPO based upon a price per share of such common stock issued to the public in the IPO; provided, however, that in no event was Daewoong’s ownership to exceed 15% of the pre-IPO shares of the Predecessor after taking into account conversion of the 2020 Daewoong Convertible Notes. In the event, and only in the event, that shares of the Predecessor were sold in the IPO whereby the pre-money valuation of the Predecessor was $200.0 million or greater, within five business days of the conversion of the 2020 Daewoong Convertible Notes, the Predecessor would have been required pay to Daewoong the PIK Principal plus all accrued and unpaid interest either in cash or by the issuance of additional shares of common stock at the price per share in the IPO, which payment method would have been be at the Predecessor’s sole election.

In May 2021, the Daewoong Purchase Agreement was amended to provide for the issuance of an additional subordinated convertible promissory note by the Predecessor to Daewoong at an initial principal amount of $5.0 million. The subordinated convertible promissory note was issued with terms similar to the two subordinated convertible promissory notes issued in 2020 and had a maturity date of May 12, 2026 (all such convertible promissory notes, the “Daewoong Convertible Notes”).

Pursuant to the terms of the amended Daewoong Purchase Agreement, Daewoong could have elected to convert all of the then outstanding principal amount and all accrued and unpaid interest into the Predecessor’s common stock at any time following the date that was 12 months after September 18, 2020, provided, that such election must have been made at the same time with respect to all notes issued to Daewoong. The number of shares of common stock issuable upon conversion would have been equal to (i) the outstanding principal amount (excluding PIK Principal) divided by $30.0 million and (ii) multiplied by 11.99% of the aggregate of all of the shares of the Predecessor’s common stock then outstanding, the Predecessor’s common stock issuable upon conversion or exercise of all of the outstanding convertible or exercisable securities, all outstanding vested or unvested options or warrants to purchase the Predecessor’s capital stock, but excluding all out-of-the-money options, and all shares of common stock issuable upon conversion of any convertible debt (whether or not such debt would have been convertible at such time).

In addition, immediately prior to an initial public offering, all of the then outstanding principal amount and accrued and unpaid interest under the convertible notes would have automatically converted into shares of the Predecessor’s common stock. The number of shares of common stock issuable upon conversion of the convertible notes was equal to (i) the outstanding principal amount (excluding PIK Principal) divided by $30.0 million and (ii) multiplied by the greater of (A) 11.99% of the pre-IPO shares of the Predecessor, and (B) that number of shares having an aggregate value of $24.0 million immediately prior to the IPO based upon a price per share of such common stock issued to the public in the IPO; provided, however, that in no event was Daewoong’s ownership to exceed 18% of the pre-IPO shares of the Predecessor after taking into account conversion of the Daewoong Convertible Notes.

Due to certain embedded features within the Daewoong Convertible Notes, the Predecessor elected to account for the Daewoong Convertible Notes, including the paid-in-kind principal and interest, and the embedded features at fair value at inception. Subsequent changes in fair value were recorded as a component of other income (loss) in the Predecessor’s consolidated statements of operations and comprehensive income (loss) or as a component of other comprehensive income (loss) for changes to instrument-specific credit risk. As a result of electing the fair value option, any direct costs and fees related to the Daewoong Convertible Notes were expensed as incurred.

On July 29, 2022, the Predecessor entered into a Convertible Promissory Note Purchase Agreement (the “Agreement”) between the Predecessor and Daewoong Co., LTD. and received $30 million. The related note had a stated interest rate of 15.79% per annum. Such note was scheduled to mature on December 29, 2023 and had similar conversion terms to the Daewoong Convertible Notes. Such note could have been prepaid, in whole, without premium or penalty at any time prior to the maturity date.

During the period from January 1, 2023 to July 21, 2023, the Predecessor recognized $3.7 million of income related to the decrease in the fair value of the Daewoong Convertible Notes. As of December 31, 2022, the principal amount outstanding (excluding the PIK Principal) under the Daewoong Convertible Notes was $60 million, with an estimated fair value of $53.5 million. The Daewoong Convertible Notes were converted into shares of the Successor’s common stock at the Closing.

Daewoong Convertible Notes (Successor)

On March 19, 2024, the Company entered into a subscription agreement with Daewoong (the “Subscription Agreement”) relating to the sale and issuance by the Company of senior secured convertible notes (each, a “2024 Convertible Note” and together, the “2024 Convertible Notes”) in the principal amount of up to $15.0 million, which are convertible into shares of the Company’s common stock, subject to certain conditions and limitations set forth in each Convertible Note. Each Convertible Note contains customary events of default, accrues interest at an annual rate of 15.79% and has a maturity date that is three years from the funding date, unless earlier repurchased, converted or redeemed in accordance with its terms prior to such date. The Company will use the net proceeds from each Convertible Note to support the late-stage clinical development of its lead product candidate ABP-450 and for general working capital purposes. Pursuant to the terms of the Subscription Agreement, on March 24, 2024, the Company issued and sold to Daewoong one Convertible Note in the principal amount of $5.0 million, and on April 12, 2024, the Company issued and sold to Daewoong one Convertible Note in the principal amount of $10.0 million.

On March 19, 2024, the Company entered into a Fourth Amendment to the License Agreement (the “License Agreement Amendment”) with Daewoong, which amends that certain License and Supply Agreement, by and between the Company and Daewoong, dated December 20, 2019, as previously amended on July 29, 2022, January 8, 2023 and April 24, 2023 (the “License Agreement”). Pursuant to the terms of the License Agreement Amendment, the License Agreement will terminate if, over any six month period, (a) the Company ceases to commercialize ABP-450 in certain territories specified in the License Agreement and (b) the Company ceases to advance any clinical studies of ABP-450 in such territories. The License Agreement Amendment also provides that, in the event that the License Agreement is terminated for the foregoing reasons, Daewoong will have the right to purchase all Know-How (as defined in the License Agreement) related to ABP-450 for a price of $1.00 (the “Termination Purchase Right”). The Termination Purchase Right will terminate and expire upon Daewoong’s sale of 50% of its common stock, including common stock held by its affiliates and common stock that would be issued upon an Automatic Conversion or Optional Conversion (as defined in the Convertible Notes).

During the year ended December 31, 2024 (Successor), the Company recognized $3.3 million of income related to the decrease in the fair value of the 2024 Daewoong Convertible Note. As of December 31, 2024, the principal amount outstanding under the 2024 Daewoong Convertible Note was $15.0 million, with an estimated fair value of $11.7 million.

Note 6.    Fair Value Measurements

The Company measures fair value based on the prices that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The carrying value of cash, accounts payable and accrued liabilities approximate fair value because of the short-term nature of those instruments. The following are other financial assets and liabilities that are measured at fair value on a recurring basis.

Convertible Notes at Fair Value

Due to certain embedded features within the convertible notes, the Company elected the fair value option to account for its convertible notes, including any paid-in-kind principal and interest, and the embedded features.

During the year ended December 31, 2024 (Successor) and the periods from January 1, 2023 to July 21, 2023 (Predecessor) and July 22, 2023 to December 31, 2023 (Successor), the Company recognized $3.3 million, $(19.4) million and $0 of income (expense) related to the decrease (increase) in fair value of the convertible notes. As of December 31, 2024, the principal amount outstanding under the convertible notes was $15.0 million, with an estimated fair value of $11.7 million. The Predecessor convertible notes were converted into shares of the Successor’s common stock at the Closing. See Note 4 Related Party Transactions (Predecessor) and Note 5 Daewoong Convertible Notes for more information on those convertible notes.

The fair value of the convertible notes was determined based on Level 3 inputs using a scenario-based analysis that estimated the fair value of the convertible notes based on the probability-weighted present value of expected future investment returns, considering each of the possible outcomes available to the noteholders, including various qualified financings, corporate transaction and dissolution scenarios. The significant unobservable input assumptions that can significantly change the fair value included (i) the discount rates, (ii) the timing of payments, and (iii) the probability of certain settlement scenarios.

During the year ended December 31, 2024 (Successor) and the period from January 1, 2023 to July 21, 2023 (Predecessor), the Company utilized discount rates ranging from 15% to 60%, reflecting changes in the Successor’s and Predecessor’s risk profile, time-to-maturity probability, and key terms to the convertible notes. As of the Closing, the fair value of the Predecessor convertible notes immediately prior to their conversion was based on the fair value of the Company's shares to be received by the holders using the market price of the shares at Closing.

Forward Purchase Agreements (Successor)

On June 29, 2023, Priveterra and Old AEON entered into the Forward Purchase Agreements with each of (i) ACM ARRT J LLC (“ACM”) and (ii) Polar Multi-Strategy Fund (“Polar”) (each of ACM and Polar, individually, a “Seller”, and together, the “Sellers”) for OTC Equity Prepaid Forward Transactions. As described below, the Forward Purchase Agreements were terminated on March 18, 2024.

Pursuant to the terms of the Forward Purchase Agreements, the Sellers intended, but were not obligated, to purchase up to 104,167 shares of Priveterra Class A Common Stock in the aggregate concurrently with the Closing pursuant to each Seller’s respective FPA Funding Amount PIPE Subscription Agreement.

Each Forward Purchase Agreement provided that a Seller would be paid directly the Prepayment Amount which was equal to an aggregate of $66.7 million based on the product of (i) 87,154 shares of Priveterra Class A Common Stock (the “Additional Shares”) and (ii) the redemption price per share of $765.36.

On July 21, 2023, the Company was obligated to pay each Seller separately the Prepayment Amount required under its respective Forward Purchase Agreement, except that since the Prepayment Amount payable to a Seller was to be paid from the purchase of the Additional Shares by such Seller pursuant to the terms of its respective FPA Funding Amount PIPE Subscription Agreement, such amount was netted against such proceeds, with such Seller being able to reduce the purchase price for the Additional Shares by the Prepayment Amount. For the avoidance of doubt, any Additional Shares purchased by a Seller were to be included in the Number of Shares for its respective Forward Purchase Agreement for all purposes, including for determining the Prepayment Amount. Therefore, the aggregate Prepayment Amount of $66.7 million was netted against the proceeds paid from the purchase of the Additional Shares in the aggregate by the Sellers pursuant to the FPA Funding Amount PIPE Subscription Agreements. The Company did not have access to the Prepayment Amount immediately following the Closing and, pursuant to the termination of the Forward Purchase Agreements as described below related to the FPA termination, the Sellers will retain the Prepayment Amount in full, which may adversely affect our liquidity and capital needs. The Prepayment Amount of $66.7 million was recorded at its present value of $60.7 million as

Subscription Receivables, which reduced stockholders’ deficit on the Successor’s consolidated balance sheet at December 31, 2023. The $6 million difference between the subscription receivables and the present value of the subscription receivables at Closing was recorded as a loss “on the line” in the Successor’s opening accumulated deficit (see Note 3 Forward Merger).

For the period from July 22, 2023 to December 31, 2023 (Successor), the Company recorded expense of $8.4 million related to the increase in fair value of the derivatives to the Successor’s consolidated statement of operations and comprehensive income (loss). The Company utilized the Monte-Carlo valuation model using expected volatility of 52.0% and risk-free rate of 4.48% and expected life of 1.56 years. As of December 31, 2023 (Successor), the fair value of the FPA was $40.3 million, which was included within embedded forward purchase agreements and derivative liabilities on the consolidated balance sheet. As further discussed below, the FPA was terminated in March 2024.

Prior to the termination of the Forward Purchase Agreements, the redemption price per share in the Forward Purchase Agreements was subject to a reset price (the "Reset Price"). The Reset Price was initially the redemption price per share of $765.36 per share. Beginning 90 days after the Closing, the Reset Price became subject to monthly resets, to be the lowest of (a) the then-current Reset Price, (b) $765.36 and (c) the 30-day volume-weighted average price of the Company’s Common Stock immediately preceding such monthly reset. The monthly resets of the Reset Price were subject to a floor of $504.00 per share (the “Reset Price Floor”); however, if during the term of the Forward Purchase Agreements, the Company were to sell or issue any shares of Common Stock or securities convertible or exercisable for shares of Common Stock at an effective price of less than the Reset Price (a “Dilutive Offering”), then the Reset Price would have immediately reset to the effective price of such offering and the Reset Price Floor would be eliminated. Additionally, in the event of a Dilutive Offering, the maximum number of shares available under the Forward Purchase Agreements could have been increased if the Dilutive Offering occurred at a price below $720.00 per shares. The maximum number of shares would have been reset to equal 104,167 divided by a number equal to the offering price in the Dilutive Offering divided by $720.00.

Pursuant to the terms of the Forward Purchase Agreements, the “Valuation Date” would have been the earlier to occur of (a) the date that is two years after the Closing Date pursuant to the Business Combination Agreement; (b) the date specified by Seller in a written notice to be delivered to AEON at such Seller’s discretion (which Valuation Date would not be earlier than the day such notice is effective) after the occurrence of any of (w) a VWAP Trigger Event, (x) a Delisting Event, or (y) a Registration Failure (defined terms in each of clauses (b)(w) through (b)(y), as described in further detail below) and (c) 90 days after delivery by AEON of a written notice in the event that for any 20 trading days during a 30 consecutive trading day-period that occurred at least 6 months after the Closing Date, the VWAP Price was less than the current Reset Price Floor of $504.00 per share; provided, however, that the Reset Price would have been reduced immediately to any lower price at which the Company would have sold, issued or granted any shares or securities convertible or exchangeable into shares (other than, among other things, grants or issuances under the Company’s equity compensation plans, any securities issued in connection with the Merger or any securities issued in connection with the FPA Funding Amount PIPE Subscription Agreements), subject to certain exceptions, in which case the Reset Price Floor would be eliminated.

On the Cash Settlement Payment Date, which would have been the tenth local business day following the last day of the valuation period commencing on the Valuation Date, a Seller was obligated to pay the Company a cash amount equal to (1) (A) a maximum of up to 104,167 shares of common stock (the “Number of Shares”) as of the Valuation Date less the number of Unregistered Shares, multiplied by (B) the volume-weighted daily VWAP Price over the Valuation Period less (2) if the Settlement Amount Adjustment was less than the cash amount to be paid, the Settlement Amount Adjustment. The Settlement Amount Adjustment was equal to (1) the Number of Shares as of the Valuation Date multiplied by (2) $144.00 per share, and the Settlement Amount Adjustment will be automatically netted from the Settlement Amount.

Based on the applicable guidance in ASC 480, ASC 815, ASC 505 and SAB 4E, the Company has determined that each of its Forward Purchase Agreements entered in connection with the Merger was a freestanding hybrid financial instrument comprising a subscription receivable and embedded features, which have been bifurcated and accounted for separately as derivative instruments. The Company recorded the derivatives as liabilities and measured them at fair value with the initial value of the derivative of $32.3 million and the loss on issuance of $6.0 million recorded as a loss “on the line” in the Successor’s opening accumulated deficit (see Note 3 Forward Merger). Subsequent changes in the bifurcated derivatives are recorded in the Successor’s consolidated statements of operations and comprehensive income (loss). For the period from July 22, 2023 to December 31, 2023 (Successor), the Company recorded a loss related to the change in fair value of derivatives of $8.4 million. The Company utilized the Monte-Carlo valuation model to value the forward purchase agreements at Closing date and as of December 31, 2023.

The following table summarizes the significant inputs as of the valuation dates:

	December 31,	July 21,
	2023	2023

Stock Price	$518.40	$780.48
Expected volatility	52.00%	55.00%
Risk-free interest rate	4.48%	4.82%
Expected life (in years)	1.56	2.00
Expected dividend yield	—	—

Termination of Forward Purchase Agreements

On March 18, 2024, the Company and ACM ARRT J LLC (“ACM”) entered into a termination agreement (the “ACM Termination Agreement”) terminating that certain Forward Purchase Agreement, dated June 29, 2023, by and among the Company and ACM (the “ACM FPA”). The ACM Termination Agreement provides that ACM will retain 43,056 previously issued shares of common stock held by ACM pursuant to the ACM FPA and its respective subscription agreement (the “ACM Retained Shares”). ACM did not pay any cash to the Company for the ACM Retained Shares and retained all portions of the Prepayment Amount associated with the ACM Retained Shares.

On March 18, 2024, the Company and Polar entered into a termination agreement (the “Polar Termination Agreement”) terminating that certain Forward Purchase Agreement, dated June 29, 2023, by and among the Company and Polar (the “Polar FPA”). The Polar Termination Agreement provides that Polar will retain 44,098 previously issued shares of common stock held by Polar pursuant to the Polar FPA and its respective subscription agreement (the “Polar Retained Shares”). Polar did not pay any cash to the Company for the Polar Retained Shares and retained all portions of the Prepayment Amount associated with the Polar Retained Shares.

As a result of the ACM Termination Agreement and Polar Termination Agreement, the Company recorded a charge to the consolidated statement of operations of $20.3 million during the year ended December 31, 2024 to reverse the related subscription receivable and derivative liability on the accompanying consolidated balance sheet.

In connection with the negotiation of the Forward Purchase Agreements (and FPA Termination Agreements) and related subscription agreements, J.V.B. Financial Group, LLC, acting through its Cohen & Company Capital Markets division (“CCM”), provided certain consulting services, initially to Priveterra and subsequently to AEON, pursuant to an engagement letter, by and between the Company and CCM, dated July 27, 2023 and amended July 1, 2024 (the “CCM Engagement Letter”). On July 5, 2024, pursuant to the CCM Engagement Letter, the Company issued 5,556 shares of the Company’s common stock to CCM.

New Money PIPE Subscription Agreements

On June 29, 2023, Priveterra entered into separate subscription agreements (the “New Money PIPE Subscription Agreements”) with each of ACM ASOF VIII Secondary-C LP (“ACM Investor”), the Polar Affiliate and certain other investors (collectively, the “New Money PIPE Investors”). Pursuant to the New Money PIPE Subscription Agreements, the New Money PIPE Investors subscribed for and purchased, and Priveterra issued and sold to the New Money PIPE Investors, on the Closing Date, an aggregate of 13,910 shares of Priveterra Class A Common Stock for a purchase price of $504.00 per share, for aggregate gross proceeds of $7.0 million (the “New Money PIPE Investment”). Certain affiliates of ACM Investor purchased 3,282 shares from third parties through a broker in the open market prior to the Closing, for which all redemption rights were irrevocably waived. Such redeemed shares were freely tradeable shares prior to the Closing, and the proceeds to the Company provided by such redeemed shares were netted against the $3.5 million that ACM Investor was otherwise obligated to pay the Company under its New Money PIPE Subscription Agreement. Accordingly, Priveterra received $3.5 million from Polar and $0.9 million from ACM Investor (net of redeemed shares and fees) in connection with the New Money PIPE Subscription Agreements for the issuance of 13,910 shares. The Company recorded a loss of $6.4 million on the line in the Successor’s opening accumulated deficit related to issuance of common shares underlying the New Money PIPE Subscription Agreement equal to the market price of the stock on the Closing Date less the purchase price of $504.00 per share.

Committed Financing

In connection with the Merger, on January 6, 2023, Priveterra and Old AEON entered into separate subscription agreements for convertible notes with each of Alphaeon 1 LLC (“A1”) and Daewoong Pharmaceuticals Co., Ltd. (“Daewoong”) (collectively, the “Original Committed Financing Agreements”), pursuant to which A1 and Daewoong agreed to purchase, and Priveterra and Old AEON agreed to sell to each of them, up to $15 million and $5 million, respectively, aggregate of principal of interim convertible notes. Further, on June 8, 2023, Old AEON and Priveterra entered into a committed financing agreement with A1 (the “Additional Committed Financing Agreement”), pursuant to which A1 agreed to purchase, and Priveterra and Old AEON agreed to sell to A1, up to an additional $20 million aggregate principal of interim convertible notes. Pursuant to such agreement, the Company issued $14 million of interim convertible notes to A1 in the first and second quarters of 2023. The notes were subsequently measured at fair value under a fair value option election, with changes in fair value reported in earnings of the Predecessor (Old AEON). Conversion of the notes was contingent and automatically convertible on the Merger, and 30,920 shares of Priveterra Class A common stock were issued on the Closing Date in settlement of their conversion. The proceeds from the interim convertible notes were used to fund Old AEON’s operations through the consummation of the Merger. Additionally, approximately $25 million was received on the Closing Date in exchange for an aggregate of 49,604 shares of Priveterra Class A common stock at $504.00 per share that were issued under a committed financing agreement between Priveterra, Old AEON, and each of two investors, A1 and Daewoong.

The Company recorded a loss of $13.7 million on the line in the Successor’s opening accumulated deficit related to issuance of common shares underlying the Committed Financing Agreements equal to the market price of the stock on the Closing Date less the purchase price of $504.00 per share.

Contingent Consideration and Contingent Founder Shares (Successor)

As part of the Merger, certain Founder Shares and Participating Stockholders shares (together, “Contingent Consideration Shares”), as further discussed below, contain certain contingent provisions.

On April 27, 2023, Priveterra and Old AEON amended the Business Combination Agreement. Concurrently with the amendment to the Business Combination Agreement, Priveterra amended the Sponsor Support Agreement to include restriction and forfeiture provisions related to the Founder Shares. In addition following the Closing, certain AEON stockholders will be issued up to 222,653 additional shares of common stock.

Pursuant to the terms of the Sponsor Support Agreement, as amended, effective immediately after the Closing, 50% of the Founder Shares (i.e., 47,921 Founder Shares) (the “Contingent Founder Shares”) were unvested and subject to the restrictions and forfeiture provisions set forth in this Sponsor Support Agreement. The remaining 50% of the Founder Shares and 100% of the Private Placement Warrants are not subject to such restrictions and forfeiture provisions. The Contingent Founder Shares shall vest, and shall become free of the provisions as follows:

●	13,890 of the Contingent Founder Shares (the “Migraine Phase 3 Contingent Founder Shares”) shall vest upon the achievement of the conditions for the issuance of the Migraine Phase 3 Contingent Consideration Shares on or prior to the Migraine Phase 3 Outside Date;
●	13,890 of the Contingent Founder Shares (the “CD BLA Contingent Founder Shares”) shall vest upon the achievement of the conditions for the issuance of the CD BLA Contingent Consideration Shares on or prior to the CD BLA Outside Date; and
●	20,141 of the Contingent Founder Shares (the “Episodic/Chronic Migraine Contingent Founder Shares”) shall vest upon the earlier of (x) the achievement of the conditions for the issuance of the Episodic Migraine Contingent Consideration Shares on or before the Episodic Migraine Outside Date and (y) the achievement of the conditions for the issuance of the Chronic Migraine Contingent Consideration Shares on or before the Chronic Migraine Outside Date.

The Sponsor has agreed not to vote the Contingent Founder Shares during any period of time that such Contingent Founder Shares are subject to vesting.

Following the Closing, in addition to the consideration received at the Closing and as part of the overall consideration paid in connection with the Merger, certain holders of common stock in Old AEON (the “Participating AEON Stockholders”) will be issued a portion of up to 222,653 additional shares of common stock, as follows:

●	13,996 shares of common stock, in the aggregate, if, on or before June 30, 2025 (as it may be extended, the “Migraine Phase 3 Outside Date”), the Company shall have commenced a Phase 3 clinical study for the treatment of chronic migraine or episodic migraine, which Phase 3 clinical study will have been deemed to commence upon the first subject having received a dose of any product candidate that is being researched, tested, developed or manufactured by or on behalf of the Company or any of its subsidiaries (any such product candidate, a “Company Product”) in connection with such Phase 3 clinical study (such 13,996 shares of common stock, the “Migraine Phase 3 Contingent Consideration Shares”); and
●	55,659 shares of common stock, in the aggregate, if, on or before November 30, 2026 (as it may be extended, the “CD BLA Outside Date”), the Company shall have received from the FDA acceptance for review of the BLA submitted by the Company for the treatment of cervical dystonia (such 55,659 shares of common stock, the “CD BLA Contingent Consideration Shares”);
●	55,659 shares of common stock, in the aggregate, if, on or before June 30, 2029 (as it may be extended, the “Episodic Migraine Outside Date”), the Company shall have received from the FDA acceptance for review of the BLA submitted by the Company for the treatment of episodic migraine (such 55,659 shares of common stock, the “Episodic Migraine Contingent Consideration Shares”); provided that in the event the satisfaction of the conditions for the issuance of the Episodic Migraine Contingent Consideration Shares occurs prior to the satisfaction of the conditions for the issuance of the Chronic Migraine Contingent Consideration Shares, then the number of Episodic Migraine Contingent Consideration Shares shall be increased to 152,998 shares of common stock; and
●	97,339 shares of common stock, in the aggregate, if, on or before June 30, 2028 (as it may be extended, the “Chronic Migraine Outside Date”, and together with the Migraine Phase 3 Outside Date, the CD BLA Outside Date and the Episodic Migraine Outside Date, the “Outside Dates”), the Company shall have received from the FDA acceptance for review of the BLA submitted by AEON for the treatment of chronic migraine (such 97,339 shares of common stock, the “Chronic Migraine Contingent Consideration Shares”); provided that in the event that the number of Episodic Migraine Contingent Consideration Shares is increased to 152,998, then the number of Chronic Migraine Contingent Consideration Shares shall be decreased to zero and no Contingent Consideration Shares will be issued in connection with the satisfaction of the conditions to the issuance of the Chronic Migraine Contingent Consideration Shares.
●	In the event that the Company licenses any of its products (except in connection with migraine or cervical dystonia indications) to a third-party licensor for distribution in the U.S. market (a “Qualifying License”) prior to the satisfaction of (x) the conditions for the issuance of the Episodic Migraine Contingent Consideration Shares and (y) the conditions for the issuance of the Chronic Migraine Contingent Consideration Shares, then upon the entry of AEON into such Qualifying License, 27,992 shares of common stock shall become due and payable to Participating Stockholders and the number of Episodic Migraine Contingent Consideration Shares and (A) the number of Episodic Migraine Contingent Consideration Shares shall be reduced by 13,996 or by 27,992 and (B) the number of Chronic Migraine Contingent Consideration Shares shall be reduced by 13,996, but not below zero.

The Company classifies the Contingent Consideration as a liability on the Successor’s consolidated balance sheets and remeasures at each reporting period with changes to fair value recorded to the Successor’s consolidated statements of operations and comprehensive income (loss).

The Company utilized the Probability-Weighted Expected Return Method (PWERM) model to value the contingent consideration based on earnout milestones, probability of forfeiture and success scenarios. For the year ended December 31, 2024 and the successor period July 22, 2023 to December 31, 2023, the Company recognized $100.8 million and $52.8 million, respectively, of income related to the change in fair value of contingent consideration on the Successor’s consolidated statements of operations and comprehensive income (loss), and relates to the change in probabilities of achieving certain scenarios following the clinical results released in the second quarter of 2024 and changes in the Company’s stock price during the period. As of December 31, 2024 (Successor), the contingent consideration liability was $3.5 million.

Warrants (Successor)

Upon the Closing, 201,112 warrants that were initially issued by Priveterra in February 2021, consisting of 127,788 public warrants sold in the IPO and 73,334 warrants issued in a concurrent private placement, were outstanding. The terms of the warrants are governed by a Warrant Agreement dated February 8, 2021 between the Company (then known as Priveterra Acquisition Corp.) and Continental Stock Transfer & Trust Company (the “Warrant Agreement”).

The warrants are accounted for as a liability at the Closing with changes in the fair value through recorded to the Successor’s consolidated statement of operations. The Company utilized the Black-Scholes model (Level 3) to value the warrants at $1.2 million as of December 31, 2024. The Company utilized the publicly reported market price of the public warrants (Level 1) to value the warrant liability at $1.4 million as of December 31, 2023 (Successor). For the year ended December 31, 2024 and the Successor period from July 22, 2023 to December 31, 2023, the (expense) income from the change in fair value of warrants was $(14.7) million and $2.3 million, respectively.

The following table summarizes the significant inputs as of the valuation dates:

	December 31,	December 31,
	2024	2023
	(Level 3)	(Level 1)
Stock Price	$38.88	$518.40
Expected volatility	155.00%	—
Risk-free interest rate	4.23%	—
Expected life (in years)	0.56	—
Expected dividend yield	—	—

Public warrants

Each whole public warrant entitles the holder to purchase one share of the Company’s common stock at a price of $828.00 per share. The public warrants became exercisable 30 days after the completion of the Merger, and will expire at 5:00 p.m., New York City time, on July 21, 2028, the five-year anniversary of the completion of the Merger, or earlier upon redemption or liquidation. Warrant holders may, until such time as there is an effective registration statement and during any period when the Company has failed to maintain an effective registration statement covering the shares of the Company’s common stock issuable upon exercise of the warrants, exercise warrants on a “cashless” basis” in accordance with Section 3(a)(9) of the Securities Act or another exception. When exercised on a cashless basis, the number of shares received per warrant is capped at 1.0.

The Company may call the public warrants for redemption for cash:

●	in whole and not in part;
●	at a price of $0.72 per warrant;
●	upon not less than 30 days’ prior written notice of redemption to each warrant holder (the “30-day redemption period”);
●	if, and only if, there is an effective registration statement under the Securities Act of 1933 covering the issuance of the shares of common stock issuable upon exercise of the warrants, and a current prospectus relating thereto, available through the 30-day redemption period; and
●	if, and only if, the closing price of the Company's common stock equals or exceeds $1,296.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending three business days before the Company sends to the notice of redemption to the warrant holders.

The Company may also call the public warrants for redemption:

●	in whole and not in part;
●	at $7.20 per warrant upon a minimum of 30 days’ prior written notice of redemption provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares to be determined by reference to a table in the Warrant Agreement, based on the redemption date and the “fair market value” (as defined in the Warrant Agreement) of common stock except as otherwise described below; and
●	if, and only if, the closing price of the Company’s common stock equals or exceeds $720.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending three business days before the Company sends to the notice of redemption to the warrant holders.

Private placement warrants

Each private placement warrant was identical to the public warrants initially sold by Priveterra in the IPO, except that the private placement warrants, so long as they are held by the Sponsor or its permitted transferees, (i) will not be redeemable by the Company and (ii) may be exercised by the holders on a cashless basis.

Warrant exercises

On March 29, 2024, the Company delivered notice of redemptions to warrant holders with a redemption date of April 29, 2024 for a cashless redemption of the Company’s outstanding public warrants. The number of shares of common stock that each exercising warrant holder received by virtue of the cashless exercise (instead of paying the $828.00 per Public Warrant cash exercise price) was calculated in accordance with the terms of the Warrant Agreement. Any remaining unexercised public warrants on the redemption date were cancelled and the public warrant holders received the redemption price of $7.20 for each public warrant.

During the year ended December 31, 2024, an aggregate of 142,829 warrants were exercised on a cashless basis for 27,310 shares of common stock, with an impact to additional paid in capital of $15.0 million. Additionally, the Company paid $21 thousand in April 2024 related to the cancellation of the remaining 2,881 public warrants on the redemption date.

A summary of activity of the Company’s issued and outstanding public warrants for the year ended December 31, 2024 (Successor) is as follows:

	Public	Private	Total

Issued and Outstanding, January 1, 2024	127,778	73,334	201,112
Number of warrants exercised	(124,897)	(17,931)	(142,828)
Number of warrants cancelled	(2,881)	-	(2,881)
Issued and Outstanding, December 31, 2024	-	55,403	55,403

Medytox Top-off Right

The Predecessor entered into a settlement agreement with Medytox, Inc. (“Medytox”) (the “Settlement Agreement”), effective as of June 21, 2021, as amended on May 5, 2022. Pursuant to the Settlement Agreement, among other things, the Predecessor agreed to enter into a share issuance agreement with Medytox pursuant to which the Predecessor issued 26,680,511 shares of Old AEON common stock, par value $0.0001 per share, to Medytox. The Settlement Agreement stated that in the event the shares of Old AEON common stock the Predecessor issued to Medytox represent less than 10% of the Predecessor’s total outstanding shares immediately prior to the consummation of the Merger (the “Target Ownership”), the Company will issue additional shares of Old AEON common stock to Medytox sufficient to cause Medytox to achieve the Target Ownership (the “Top-off Right”).

Because the shares of Old AEON common stock due to be issued to Medytox represented less than 10% of the Predecessor’s total outstanding shares immediately prior to consummation of the Merger, the Predecessor issued additional shares of Old AEON common stock (the “Top-off Shares”) to Medytox sufficient to cause Medytox to achieve the Target Ownership immediately prior to the Merger to the Top-off Right.

Based on the terms of the Settlement Agreement, the Top-off Right is a freestanding financial instrument, and is accounted for as a derivative liability pursuant to ASC 815. Accordingly, the Company recognized a loss of $11.8 million in the Predecessor period, reflecting the change in fair value through the Closing Date. At the Closing, the derivative liability was derecognized, and the issuance of the Top-off Shares was recognized as purchase consideration in the Successor’s opening additional paid-in capital (see Note 3 Forward Merger).

Summary of Recurring Fair Value Measurements

The following details the Company’s recurring measurements for assets and liabilities at fair value on the consolidated balance sheets as of December 31, 2024 (in thousands):

Convertible Notes	Warrant Liabilities	Contingent Consideration	Embedded Forward Purchase

				Agreement and Make Whole Derivative
	(Level 3)	(Level 3)	(Level 3)	(Level 3)

Successor
Balance, January 1, 2024	$-	$1,447	$104,350	$41,043
Issuance of convertible notes	15,000	-	-	-
Change in fair value	(3,311)	14,719	(100,809)	(663)
Warrant cashless exercise	-	(14,979)	-	-
Termination of forward purchase agreements	-	-	-	(40,380)
Balance, December 31, 2024	$11,689	$1,187	$3,541	$-

The following details the Company’s recurring measurements for assets and liabilities at fair value on the consolidated balance sheets as of December 31, 2023 (in thousands):

	Convertible Notes	Warrant Liabilities	Contingent Consideration	Embedded Forward Purchase Agreement and Make Whole Derivative
	(Level 3)	(Level 1)	(Level 3)	(Level 3)
Predecessor
Balance, December 31, 2022	$131,292	$-	$-	$-
Issuance of convertible notes	14,000	-	-	-
Change in fair value	19,359	-	-	-
Conversion to common shares	(164,651)	-	-	-
Balance, July 21, 2023	-	-	-	-

Successor
Balance, July 22, 2023	-	3,765	157,100	32,677
Additions	-	-	-	-
Change in fair value	-	(2,318)	(52,750)	8,366
Balance, December 31, 2023	$-	$1,447	$104,350	$41,043

Note 7.    Commitments and Contingencies

Operating Leases

In December 2021, the Predecessor entered into a three-year non-cancellable lease for office space. The lease was extended for an additional five years in March 2024 by the Successor. The lease does not include variable or contingent lease payments. An operating lease asset and liability are recognized based on the present value of the remaining lease payments discounted using the Successor’s incremental borrowing rate. Lease expense is recognized on a straight-line basis over the lease term.

The following table summarizes supplemental balance sheet information related to the operating lease as of December 31, 2024 (in thousands):

Minimum lease payments by fiscal year
2025	$175
2026	297
2027	307
2028	318
2029	329
Thereafter	—
Total future minimum lease payments	1,426
Less: Imputed interest	(160)
Present value of lease payments	1,266
Less: Current portion (included in other accrued expenses)	(121)
Noncurrent operating lease liability	$1,145
Operating lease right-of-use asset	$1,288
Remaining lease term in years	5.0
Discount rate	4.3%

The following table summarizes supplemental disclosures of operating cost and cash flow information related to operating leases for the periods indicated (in thousands):

	Year Ended
	December 31,
	2024	2023
	Successor	Successor July 22 to December 31	Predecessor January 1 to July 22
Cost of operating leases	$260	$153	$122
Cash paid for operating leases	319	180	129

Daewoong License and Supply Agreement

On December 20, 2019, the Predecessor entered the Daewoong Agreement, pursuant to which Daewoong agreed to manufacture and supply ABP-450 and grant the Company an exclusive license for therapeutic indications to import, distribute, promote, market, develop, offer for sale and otherwise commercialize and exploit ABP-450 in the United States, the European Union, the United Kingdom, Canada, Australia, Russia, the Commonwealth of Independent States and South Africa (collectively the “covered territories”).

Daewoong supplies the Company with ABP-450 at an agreed-upon transfer price, with no milestone or royalty payments and no minimum purchase requirements. Daewoong is responsible for all costs related to the manufacturing of ABP-450, including costs related to the operation and upkeep of its manufacturing facility, and the Company is responsible for all costs related to obtaining regulatory approval, including clinical expenses, and commercialization of ABP-450. The Company’s exclusivity is subject to its exercise of commercially reasonable efforts to: (i) achieve all regulatory approvals necessary for ABP-450 to be marketed in the territory for therapeutic indications and (ii) commercialize ABP-450 in the territory for therapeutic indications. During the term of the Daewoong Agreement, the Company cannot purchase, sell or distribute any competing products in a covered territory or sell ABP-450 outside a covered territory.

The initial term of the Daewoong Agreement is from December 20, 2019 to the later of (i) the fifth anniversary of approval from the relevant governmental authority necessary to market and sell ABP-450 or (ii) December 20, 2029, and automatically renews for unlimited additional three-year terms, provided the Daewoong Agreement is not earlier terminated. The Daewoong Agreement will terminate upon written notice by either the Company or Daewoong upon a continuing default that remains uncured within 90 days (or 30 days for a payment default) by the other party, or without notice upon the bankruptcy or insolvency of the Company.

The Company has recorded $0.2 million as a liability in accounts payable on the consolidated balance sheets as of December 31, 2024 (Successor) and accrued a de minimus amount for ABP-450 supplies in accrued expenses on the consolidated balance sheets as of December 31, 2023 (Successor).

Legal Proceedings

The Company, from time to time, is involved in various litigation matters or regulatory encounters arising in the ordinary course of business that could result in unasserted or asserted claims or litigation. Other than as described below, the Company is not subject to any currently pending legal matters or claims that would have a material adverse effect on its accompanying financial position, results of operations or cash flows.

On September 18, 2023, Odeon Capital Group LLC (“Odeon”) filed a lawsuit against the Company in the Supreme Court of the State of New York, alleging that the Company failed to pay Odeon’s deferred underwriting fee of $1.25 million. Odeon claims that it served as the underwriter for Priveterra Acquisition Corp., the special purpose acquisition company with which Old AEON merged with and into in July 2023. Odeon seeks monetary damages for the full amount of its claimed underwriting fee, punitive damages, attorneys’ fees and other amounts. In November 2023, the Company filed a motion to dismiss certain claims included in Odeon’s complaint. In April 2024, the Company successfully obtained a dismissal of Odeon’s non-breach of contract claims, including the tort claims, breach of covenant claim and associated punitive damages claim. Odeon’s breach of contract claim is proceeding, with each party filing a summary judgment motion in March 2025, which the court is expected to decide upon in the coming months.

In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties and provide for general indemnifications. The Company’s exposure under these agreements is unknown because it involves claims that may be made against the Company in the future, but have not yet been made. The Company accrues a liability for such matters when it is probable that future expenditures will be made and such expenditures can be reasonably estimated. See Note 2 Summary of Significant Accounting Policies for additional information.

Note 8.    Income Taxes

The Company’s income (loss) before income taxes for the periods presented in the statement of operations was entirely generated from its U.S. operations. As a result of its continuing taxable losses, the Company had no provision for income taxes for the year ended December 31, 2024 and the periods from January 1, 2023 to July 21, 2023 (Predecessor) and July 22, 2023 to December 31, 2023 (Successor).

As of December 31, 2024 and 2023, the Company had federal net operating loss (“NOL”) carryforwards of $112.1 million and $87.3 million, respectively, which will begin to expire in 2036. The Company had state NOLs of $140.5 million and $116.2 million as of December 31, 2024 and 2023, respectively, which will begin to expire in 2034. As of December 31, 2024 and 2023, the Company has federal research and development (“R&D”) credit carryforwards of $6.9 million and $6.1 million, respectively, which will begin to expire in 2039. As of December 31, 2024 and 2023, the Company also has California R&D credit carryforwards of $5.0 million and $4.4 million, respectively, which have an indefinite carryforward period.

In general, if the Company experiences a greater than 50 percentage point aggregate change in ownership of certain significant stockholders over a three-year period (a “Section 382 ownership change”), utilization of its pre-change NOL carryforwards and the R&D credit carryforwards is subject to an annual limitation under Sections 382 and 383 of the Internal Revenue Code of 1986, as amended, and similar state laws. The annual limitation generally is determined by multiplying the value of the Company’s stock at the time of such ownership change, subject to certain adjustments, by the applicable long-term tax-exempt rate. Such limitations may result in expiration of a portion of the NOL carryforwards and R&D credit carryforwards before utilization and may be material. As of December 31, 2024, the Company has not determined to what extent a potential ownership change will impact the annual limitation that may be placed on the Company’s utilization of its NOL carryovers and R&D credit carryforwards. Due to the existence of the valuation allowance, limitations created by ownership changes, if any, will not impact the Company’s effective tax rate.

The components of deferred tax assets and liabilities were as follows (in thousands):

	December 31,
	2024	2023
Deferred tax assets:
Accrued compensation	$283	$271
Accrued other expense	469	—
Stock compensation	1,941	1,647
Start-up costs and other intangibles	10,834	12,230
Net operating losses	35,966	28,613
Lease liability	378	83
Other deferred assets	24	23
Capitalized Research and Development Expenses	11,090	11,264
	60,985	54,131
Less: valuation allowance	(59,560)	(53,978)
Total deferred tax assets	1,425	153
Deferred tax liabilities:
Depreciation	(53)	(75)
ROU Asset	(384)	(78)
Convertible notes	(988)	—
Total deferred tax liabilities	(1,425)	(153)
Net deferred income taxes	$—	$—

A reconciliation of the difference between the provision (benefit) for income taxes and income taxes at the statutory U.S. federal income tax rate is as follows:

	December 31,
	2024	2023
Income tax at statutory rate	21.0%	21.0%
Convertible notes	—	(1.1)
Contingent consideration	(50.4)	2.9
Forward purchase agreements	9.8	(1.0)
Warrants	7.4	0.1
Stock compensation	1.0	(0.2)
Officers compensation	1.4	(0.5)
Transaction costs	0.5	(0.8)
IPR&D	—	(19.0)
Change in valuation allowance	9.3	(1.4)
Effective tax rate	0.0%	0.0%

A reconciliation of unrecognized tax benefits at the beginning and end of 2024 and 2023 is as follows (in thousands):

	December 31,
	2024	2023
Balance, beginning of year	$14,670	$11,061
Increases due to current year tax positions	1,445	3,609
Decreases due to prior year tax positions	—	—
Balance, end of year	$16,115	$14,670

The Company has considered the amounts and probabilities of the outcomes that can be realized upon ultimate settlement with the tax authorities and determined unrecognized tax benefits should be established of $16.1 million and $14.7 million as of December 31, 2024 and 2023, respectively. The Company’s effective income tax rate would not be impacted if the unrecognized tax benefits are recognized. The Company does not expect its unrecognized tax benefits to change significantly over the next 12 months.

The Company’s policy is to recognize interest expense and penalties related to income tax matters as a component of income tax expense. There were no accrued interest and penalties associated with uncertain tax positions as of December 31, 2024. The Company’s tax returns for all years since inception are open for audit.

The Company measures deferred tax assets and liabilities using enacted tax rates that will apply in the years in which the temporary differences are expected to be recovered or paid.

Note 9.    Common Stock

Predecessor

As of December 31, 2022 (Predecessor), the Predecessor’s certificate of incorporation, as amended and restated, authorized the Predecessor to issue up to 207,450,050 shares of common stock at a par value of $0.0001 per share. As of December 31, 2022 (Predecessor), 138,848,177 shares were issued and 138,825,356 shares were outstanding. The holders of common stock were entitled to receive dividends whenever funds are legally available, when and if declared by the Predecessor’s board of directors, subject to the prior rights of the holders of the Predecessor’s convertible preferred stock. As of December 31, 2022 (Predecessor), no cash dividend had been declared to date. Each share of common stock was entitled to one vote. The number of authorized shares of common stock could be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of shares of preferred stock and common stock, voting together as a single class.

Successor

The Successor’s certificate of incorporation, as amended and restated, authorized the Company to issue up to 500,000,000 shares of common stock at a par value of $0.0001 per share. The holders of common stock are entitled to receive dividends whenever funds are legally available, when and if declared by the Company’s Board of Directors. As of December 31, 2024 (Successor), no cash dividend has been declared to date. Each share of common stock is entitled to one vote. See to Note 3 Forward Merger for more information on the number of shares of common stock outstanding immediately following the Merger.

Common Stock Reserved

The table below summarizes the Company’s reserved common stock for further issuance as of December 31, 2024 (Successor) and December 31, 2023 (Successor):

	December 31,
	2024	2023

Stock options issued and outstanding	98,971	53,455
Restricted stock units (unvested)	25,613	14,075
Shares available for future issuance under the stock incentive plan	25,818	49,118
Warrants	55,403	201,112
Contingent consideration	222,653	222,653
Convertible notes	399,128	—
Total common stock reserved	827,586	540,413

ATM Offering of Common Stock

On August 14, 2024, the Company entered into an “at-the-market” sales agreement with Leerink Partners LLC (“Leerink Partners”) relating to an at-the-market offering program (the “ATM”), pursuant to which the Company may offer and sell, from time to time at its sole discretion, shares of common stock, registered pursuant to a shelf registration statement on Form S-3 that the Securities and Exchange Commission (the “SEC”) declared effective on August 21, 2024, having aggregate gross proceeds of up to $50.0 million through Leerink Partners as sales agent. Under the ATM, Leerink Partners is entitled to commission at a rate equal to 3.0% of the gross proceeds from sales of shares of common stock under the ATM. As of December 31, 2024, the Company issued 2,241 shares under the ATM for net proceeds of $147 thousand and approximately $49.8 million of common stock remained available to be sold under the ATM. The Company may cancel its at-the-market program at any time upon prior notice, pursuant to its terms.

2023 Employee Stock Purchase Plan (“ESPP”)

The 2023 Employee Stock Purchase Plan assists eligible employees in acquiring a stock ownership interest of the Company’s common stock in consideration of the participating employees’ continued services. Eligible employers will be entitled to purchase, by means of payroll deductions, limited amounts of the Company’s common stock at a discount during periodic offering periods. There were 6,780 shares initially reserved for issuance under the 2023 ESPP, which shall automatically increase on January 1 of each calendar year beginning and including January 1, 2024 and ending on and including January 1, 2033, by an amount equal to the lesser of (i) 1.0% of the total number of shares of common stock issued and outstanding on January 1 of the year in which such increase is to occur, or (ii) such smaller number of shares of common stock as may be established by the Board of Directors. As of December 31, 2024, there were 12,619 shares available for issuance. There have been no shares issued under the 2023 ESPP.

Note 10.    Share-based Compensation Stock Incentive Plans

AEON 2013 Stock Incentive Plan (Predecessor)

In 2013, the Predecessor established its 2013 Stock Incentive Plan (the “2013 Stock Incentive Plan”) as amended from time to time, that provides for the granting of nonqualified stock options, restricted stock and stock appreciation rights to employees, members of the board of directors and non-employee consultants. The 2013 Stock Incentive Plan provides for stock options to be granted with exercise prices not less than the estimated fair value of the Predecessor’s common stock, and incentive options to be granted to individuals owning more than 10% of the total combined voting power of all classes of stock of the Predecessor with exercise prices not less than 110% of the estimated fair value of the Predecessor’s common stock on the date of grant. Stock options granted generally expire ten years after their original date of grant and generally vest between three years to four years with 25% vesting on the first anniversary of the date of grant and then monthly vesting after that. Stock options granted to a 10% stockholder are exercisable up to five years from the date of grant. Restricted stock awards granted generally become fully vested between one to three years. Upon the Closing, the 2013 Stock Incentive Plan was terminated and the stock options were cancelled.

The following table summarizes stock option activity under the Predecessor’s 2013 Stock Incentive Plan prior to the Closing:

Weighted
Average
	Number of	Exercise
	Shares	Price
Predecessor
Outstanding, January 1, 2023	9,694,890	$1.53
Options granted	—	—
Options forfeited	—	—
Options cancelled in connection with Merger	(9,694,890)	$1.53
Outstanding, July 21, 2023	—	—
Exercisable, July 21, 2023	—	—

All awards were fully vested prior to 2022. As such during the periods from January 1, 2023 to July 21, 2023 (Predecessor), the Predecessor did not recognize share-based compensation expense related to stock options granted under the 2013 Stock Incentive Plan. As of December 31, 2023, there was no unrecognized compensation expense related to non-vested stock options.

2019 Incentive Award Plan

In June 2019, ABP Sub Inc., the Predecessor’s wholly-owned subsidiary, established its 2019 Incentive Award Plan (the “2019 Incentive Award Plan”), as amended from time to time, that provides for the granting of incentive and nonqualified stock options, restricted stock units (“RSU”), restricted stock and stock appreciation rights to its employees, members of the Board of Directors and non-employee consultants. The 2019 Incentive Award Plan provides for stock options to be granted with exercise prices not less than the estimated fair value of the Predecessor’s common stock, and incentive options to be granted to individuals owning more than 10% of the total combined voting power of all classes of stock of the Predecessor with exercise prices not less than 110% of the estimated fair value of the Predecessor’s common stock on the date of grant. Stock options granted generally expire ten years after their original date of grant and generally vest between three years to four years with 25% vesting on the first anniversary of the date of grant and then monthly vesting after that. Stock options granted to a 10% stockholder are exercisable up to five years from the date of grant. Restricted stock awards granted generally become fully vested between one to three years.

In connection with the Merger, the Successor assumed the 2019 Incentive Award Plan and all options and RSU awards that were outstanding immediately prior to the Merger were converted into substantially similar awards covering shares of the Successor’s common stock based on a conversion ratio of approximately 1.078 to 1 share. Additionally, the exercise price for the awards were repriced to $720.00 for all options. The options and RSU awards have lock-up provisions of one year from the Closing. The fair value of the replacement awards that were vested, based on the value immediately prior to the Merger, of $13.3 million were included as purchase consideration (see Note 3 Forward Merger for additional information). The remaining value of the replacement awards will be recognized in the successor period as compensation expense over the remaining vesting period, which includes stock-based compensation expense of $1.0 million recorded in the successor period for the impact of the stock option repricing.

Prior to the consummation of the Merger, a total of 237,500 shares of ABP Sub Inc. common stock were available for issuance under the 2019 Incentive Award Plan. Following the effective date of the 2023 Plan, in the event that an outstanding award expires or is cancelled for any reason, the shares allocable to the unexercised or cancelled portion of such award from the 2019 Incentive Award Plan will be added back to the shares of common stock available for issuance under the 2023 Incentive Award Plan.

At the Closing, ABP had granted options to purchase a total of 45,130 ABP Sub options which converted into options to purchase 48,844 shares of the Company’s common stock, and a total of 15,059 RSU awards, which converted into RSU awards covering 16,250 shares of the Company’s common stock. Of such RSU awards, 1,778 RSUs accelerated vesting concurrently with the Merger. As such, the Company included an additional $1.8 million in purchase consideration (see Note 3 Forward Merger for additional information). Additionally, of such RSU awards, 6,481 RSU’s contained performance-based vesting criteria based on the achievement of the same milestones as the contingent consideration (see Note 6 Fair Value Measurements for additional information). Upon designation of a probable milestone, the Company expenses the proportionate RSU’s over the vesting term, calculated as the period from the date the milestone was determined to be probable and the expected achievement date of the milestone. For the year ended December 31, 2024 and the period from July 22, 2023 to December 31, 2023 (Successor), the Company has recognized $0.3 million and $0.4 million, respectively, in selling, general and administrative expenses and a de minimus amount in research and development expenses associated with such performance based RSU’s in the Successor’s consolidated statement of operations.

The following table summarizes stock option activity in 2024 under 2019 Incentive Award Plan:

		Weighted
		Average
	Number of	Exercise
	Shares	Price
Successor
Outstanding, January 1, 2024	48,844	$720.00
Options granted	—	—
Options forfeited	(889)	$720.00
Outstanding, December 31, 2024	47,955	$720.00
Exercisable, December 31, 2024	39,302	$720.00

There were no options granted in the 2019 Incentive Plan during 2023, and no options will be granted from this plan after the Closing.

As of December 31, 2024 and December 31, 2023, the weighted average remaining contractual life of options outstanding and options exercisable was 6.0 years and 7.1 years.

During the year ended December 31, 2024 (Successor) and the periods from January 1, 2023 to July 21, 2023 (Predecessor) and July 22, 2023 to December 31, 2023 (Successor), the Company recognized $2.9 million, $2.7 million and $2.4 million, respectively, of share-based compensation expense related to stock options granted.

As of December 31, 2024 and December 31, 2023, total unrecognized compensation expense related to nonvested stock options was $1.8 million and $4.9 million, respectively, which is expected to be recognized over the weighted-average remaining requisite service period of 4 months and 10 months, respectively.

The following table summarizes restricted stock units activity in 2024 under the 2019 Incentive Award Plan:

		Weighted
		Average
	Number of	Grant Date
	Shares	Fair Value
Successor
Outstanding, January 1, 2024	14,075	$780.48
Granted	—	—
Vested	(2,222)	$780.48
Forfeited	(455)	$780.48
Outstanding, December 31, 2024	11,398	$780.48

During the year ended December 31, 2024 (Successor) and the periods from January 1, 2023 to July 21, 2023 (Predecessor) and July 22, 2023 to December 31, 2023 (Successor), the Company recognized $1.3 million, $0.5 million and $0.8 million, respectively, of share-based compensation expense related to restricted stock units granted.

As of December 31, 2024 and December 31, 2023, total unrecognized compensation expense related to nonvested restricted stock units was $7.3 million and $9.6 million, respectively, which is expected to be recognized over the weighted-average remaining requisite service period of 21 months and 31 months, respectively. The unrecognized compensation expense with the earnout criteria will be recognized when the milestones are determined to be probable over the RSUs vesting term, calculated as the period from the date the milestone was determined to be probable and the expected achievement date of the milestone.

AEON Biopharma Inc 2023 Incentive Award Plan

In connection with the Merger, the Company’s Board adopted, and its stockholders approved, the 2023 Plan, which became effective upon the consummation of the Merger, that provides for the granting of nonqualified stock options, restricted stock and stock appreciation rights to employees, members of the Board and non-employee consultants. The 2023 Plan will remain in effect until July 3, 2033, the tenth anniversary of the date the Company’s stockholders approved the 2023 Plan, unless earlier terminated. Stock options granted generally expire ten years after their original date of grant and generally vest between three years to four years with equal installments vesting on each anniversary of the grant date, subject to continued service through the applicable vesting date.

The initial aggregate number of shares of the Company’s common stock available for issuance under the 2023 Plan is equal to (a) 53,332 shares of common stock and (b) any shares which, as of the effective date of the 2023 Plan, are subject to an award outstanding under the ABP 2019 Plan (each, a “Prior Plan Award”), and which, on or following the effective date of the 2023 Plan, become available for issuance under the 2023 Plan as provided in the 2023 Plan. In addition, the number of shares of common stock available for issuance under the 2023 Plan will be annually increased on January 1 of each calendar year beginning in 2024 and ending in 2033 by an amount equal to the lesser of (i) 4% of the number of fully-diluted number of shares outstanding on the final day of the immediately preceding calendar year or (ii) such other number of shares as is determined by the Board. Any shares issued pursuant to the 2023 Plan may consist, in whole or in part, of authorized and unissued common stock, treasury common stock or common stock purchased on the open market. As of December 31, 2024, there were 13,199 shares of common stock available for issuance under the 2023 Plan.

The following table summarizes stock options activity in 2024 under the 2023 Incentive Award Plan:

		Weighted
		Average
	Number of	Exercise
	Shares	Price

Outstanding, January 1, 2024	4,611	$393.84

Options granted	47,634	$242.14
Options forfeited	(1,229)	$811.13
Outstanding, December 31, 2024	51,016	$242.14
Exercisable, December 31, 2024	9,847	$108.16

The weighted average per share fair value of options granted in 2024 and 2023 was $135.50 and $229.29, respectively. The weighted average remaining contractual life of options outstanding and options exercisable as of December 31, 2024 and December 31, 2023 was 9.5 years and 9.6 years, respectively.

During the year ended December 31, 2024 (Successor) and the period from July 22, 2023 to December 31, 2023 (Successor), the Company recognized $1.6 million and $0.1 million, respectively, of share-based compensation expense related to stock options granted. As of December 31, 2024 and December 31, 2023, total unrecognized compensation expense related to nonvested stock options was $5.3 million and $0.9 million, respectively, which is expected to be recognized over the weighted-average remaining requisite service period of 19 months and 35 months, respectively.

The following table summarizes restricted stock units activity in 2024 under the 2023 Incentive Award Plan:

Weighted
Average
	Number of	Grant Date
	Shares	Fair Value

Outstanding, January 1, 2024	—	—
Granted	14,215	$60.05
Vested	—	—
Forfeited	—	—
Outstanding, December 31, 2024	14,215	$60.05

During the year ended December 31, 2024 (Successor), the Company recognized $0.1 million of share-based compensation expense related to restricted stock units granted.

As of December 31, 2024 (Successor), total unrecognized compensation expense related to nonvested restricted stock units was $0.7 million, which is expected to be recognized over the weighted-average remaining requisite service period of 20 months.

Share-based Compensation Expense and Valuation Information

The Company accounts for the measurement and recognition of compensation expense for all share-based awards based on the estimated fair value of the awards. The fair value of share-based awards is amortized on a straight-line basis over the requisite service period. The Company records share-based compensation expense net of actual forfeitures.

During the year ended December 31, 2024 (Successor) and the periods from January 1, 2023 to July 21, 2023 (Predecessor) and July 22, 2023 to December 31, 2023 (Successor), the Company recognized $4.7 million, $2.8 million and $3.1 million, respectively, of share-based compensation expense in selling, general and administrative expenses, respectively, and $1.5 million, $0.4 million and $0.8 million, respectively, in research and development expenses in the accompanying consolidated statements of operations and comprehensive income (loss).

The fair value of stock options under the 2019 Plan and 2023 Plan was estimated using the following assumptions:

Year Ended
December 31,
	2024	2023

Expected volatility	47% – 87%	39% – 58%
Risk-free interest rate	3.7% – 4.3%	4.1% – 4.4%
Expected life (in years)	5.27 – 6.25	3.00 – 6.25
Expected dividend yield	—	—

Fair Value of the Underlying Common Stock.    For the Predecessor period, since the Predecessor’s common stock was not traded in a public stock market exchange, the Board considered numerous factors including new business and economic developments affecting the Predecessor and independent appraisals, when appropriate, to determine the fair value of the Predecessor’s common stock. Independent appraisal reports were prepared using valuation techniques, such as discounted cash flow analyses, from which a discount factor for lack of marketability was applied. This determination of the fair value of the common stock was performed on a contemporaneous basis. The Board determined the Company’s common stock fair value on an as needed basis. For Successor periods, the fair value of the stock price is the closing price for the Company’s common stock as reported on the NYSE American.

Expected Life.    The expected life is calculated using the simplified method as the Company does not have sufficient historical information to provide a basis for the estimate. The simplified method is based on the average of the vesting tranches and the contractual life of each grant.

Expected Volatility.    The expected volatility is estimated based on a study of selected publicly traded peer companies as the Company does not have sufficient trading history for its common stock. The Company selected the peer group based on similarities in industry, stage of development, size and financial leverage with the Company’s principal business operations. For each grant, the Company measured historical volatility over a period equivalent to the expected life.

Risk-free Interest Rate.    The risk-free interest rate is based on the yield available on U.S. Treasury zero-coupon issues whose term is similar in duration to the expected life of the respective stock option.

Expected Dividend Yield.    The Company has not paid and does not anticipate paying any dividends on its common stock in the foreseeable future. Accordingly, the Company has estimated the dividend yield to be zero.

Note 11.    Subsequent Events

The Company has evaluated subsequent events for recognition and remeasurement purposes as of and for the twelve months ended December 31, 2024. After review and evaluation, management has concluded that there were no material subsequent events as of the date that the financial statements were available to be issued, except as discussed below.

Public Offering

On January 6, 2025, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Aegis Capital Corp. (“Aegis” or the “Underwriter”) pursuant to which the Company agreed to sell and issue, in an underwritten public offering (the “Offering”) 555,571 Common Units, each consisting of (i) one (1) share of Common Stock, (ii) one (1) Series A Registered Common Warrant to purchase one (1) share of Common Stock per warrant at an exercise price of $45.00 (the “Series A Warrants”) and (iii) one (1) Series B Registered Common Warrant to purchase one (1) share of Common Stock per warrant at an exercise price of $45.00 (the “Series B Warrants” and together with the Series A Warrants, the “Warrants”). Additionally, the Company granted Aegis a 45-day option to purchase additional shares of Common Stock and/or Warrants of (i) up to 15.0% of the number of shares of Common Stock sold in the offering, (ii) up to 15.0% of the number of Series A Warrants sold in the offering and (iii) up to 15.0% of the number of Series B Warrants sold in the offering. The purchase price per additional share of Common Stock is equal to the public offering price of one Common Unit (less $0.01 allocated to each full Warrant), less the underwriting discount. The purchase price per additional Warrant is $0.01. On January 7, 2025, Aegis exercised its over-allotment option with respect to 83,334 Series A Warrants and 83,334 Series B Warrants.

The closing of the Offering occurred on January 7, 2025. The Company received net proceeds of approximately $18.3 million from the Offering, after deducting the offering expenses payable by the Company, including the Underwriter’s fees and expenses.

Special Meeting of Shareholders

On February 24, 2025, the following proposals were approved at a special meeting of shareholders:

●
An amendment to the Company’s certificate of incorporation to increase the number of authorized shares of our common stock, par value $0.0001 (the “Common Stock”) from 500,000,000 to 1,040,000,000;
●
Discretionary authority granted to the Company’s board of directors to (i) amend the Company’s certificate of incorporation to combine outstanding shares of the Company’s common stock into a lesser number of outstanding shares at a specific ratio within a range of one-for-five (1-for-5) to a maximum of a one-for-one hundred fifty (1-for-150), with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders;
●
Authorized shares of common stock underlying the warrants and certain provisions of the warrants issued in connection with a public offering that was consummated on January 7, 2025.

Reverse Stock Split

On February 24, 2025, following the Special Meeting of Shareholders, the Board approved the filing of a Certificate of Amendment to the Certificate of Incorporation (the “Charter Amendment”) to effect a reverse stock split at a split ratio of 1-for-72 (the “Reverse Stock Split”).

As a result of the Reverse Stock Split, each 72 pre-split shares of Common Stock outstanding will automatically combine into one new share of Common Stock without any action on the part of the holders. The Reverse Stock Split will affect all of the Company’s stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company. No fractional shares will be issued in connection with the Reverse Stock Split. In lieu of fractional shares, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the reclassification and combination following the effective time of the Reverse Stock Split (after taking into account all fractional shares of Common Stock otherwise issuable to such holder) shall instead receive a number of shares rounded up to the nearest whole share. Proportional adjustments will be made to the number of shares of Common Stock issuable upon exercise or conversion of the Company’s outstanding equity awards and warrants, as well as the applicable exercise price, except in cases where the applicable agreement provides otherwise. On February 26, 2025, the effective date of the Reverse Stock Split, the number of outstanding shares of Common Stock was reduced from approximately 79.9 million shares to approximately 1.1 million shares (subject to rounding of fractional shares, which will be rounded up to the nearest whole share). The capital stock accounts, all share data and earnings (loss) per share, restricted stock units and stock options and corresponding exercise price give effect to the reverse stock split, applied retrospectively, to all periods presented for Successor and on-the-line periods. However, share amounts and per share data for the Predecessor have not been adjusted to reflect our 1-for-72 reverse stock split because the capital structure of Predecessor is not comparable to the Successor.

APPENDIX A-2

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

(AS INCLUDED IN THE COMPANY’S ANNUAL REPORT

ON FORM 10-K FILED MARCH 24, 2025)

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion and analysis of financial condition and results of operations should be read together with the consolidated financial statements and the related notes and other financial information included elsewhere in this Report. Some of the information contained in this discussion and analysis contains forward-looking statements that involve risks and uncertainties. As a result of many factors, such as those set forth in the sections of this Report captioned “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements”, actual results may differ materially from those anticipated in these forward-looking statements. Unless the context otherwise requires, references to “we”, “us”, “our” and “the Company” refer to the business and operations of AEON Biopharma, Inc. and its consolidated subsidiaries prior to the Merger (“Old AEON” or the “Predecessor”) and to AEON Biopharma, Inc. (“AEON”) following the consummation of the Merger.

On December 12, 2022, Old AEON and Priveterra Acquisition Corp. (“Priveterra”), a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or other similar business combination with one or more target businesses, entered into a Business Combination and Merger Agreement (the “Business Combination Agreement”). On July 21, 2023, the parties consummated the transactions contemplated by the Business Combination Agreement (collectively referred to as the “Merger”). In connection with the closing of the Merger (the “Closing”), Priveterra changed its name from Priveterra Acquisition Corp. to AEON Biopharma, Inc.

Priveterra was deemed the accounting acquirer in the Merger based on an analysis of the criteria outlined in Accounting Standards Codification 805, Business Combinations. Old AEON was deemed to be the predecessor entity based on an analysis of the criteria outlined in the Accounting Standards Codification 805, Business Combinations. Accordingly, the historical financial statements of Old AEON became the historical financial statements of the combined company upon the consummation of the Merger. As a result, the financial statements included in this report reflect (i) the historical operating results of Old AEON prior to the Merger; and (ii) the combined results of the Company following the Closing. The accompanying financial information includes a predecessor period, which includes the periods through July 21, 2023 concurrent with the Merger, and the successor period starting from July 22, 2023 through the date of this report. A black-line between the Successor and Predecessor periods has been placed in the consolidated financial statements and in the tables to the notes to the statements to highlight the lack of comparability between these two periods and differentiate the cut-off of these periods.

Overview

We are a clinical stage biopharmaceutical company focused on developing our botulinum toxin complex, prabotulinumtoxinA injection (“ABP-450”), for debilitating medical conditions, with an initial focus on the neurosciences market. We plan to develop and seek regulatory approval of ABP-450 as a biosimilar product in the United States through submission of a Biologics License Application, or BLA, under Section 351(k) of the Public Health Service Act, or a Section 351(k) BLA, with the goal of addressing the estimated $3.0 billion global therapeutic botulinum toxin market, which is projected to grow to $4.4 billion in 2027, according to the Decision Resources Group Therapeutic Botulinum Toxin Market Analysis Global as of 2021. ABP-450 is the same botulinum toxin complex that is currently approved as a biosimilar in Mexico and India and, in the U.S. is approved to provide temporary improvement in the appearance of moderate to severe glabellar lines for certain adult patients and marketed by Evolus, Inc. under the name Jeuveau in the United States and Nuceiva in Canada and the European Union. We have exclusive development and distribution rights for certain therapeutic uses of ABP-450 in the United States, Canada, the European Union, the United Kingdom, and certain other international territories. We have built a highly experienced management team with specific experience in biopharmaceutical and botulinum toxin development and commercialization.

We have completed a Phase 2 study of ABP-450 for the treatment of cervical dystonia and completed enrollment and dosing of patients for a Phase 2 double blind study of ABP-450 for the treatment of both chronic and episodic migraine. We originally intended to pursue a submission of a BLA under Section 351(a) of the Public Health Service Act, or an Original BLA, seeking one or more potential therapeutic indications for ABP-450. However, our Phase 2 clinical trials for episodic and chronic migraine did not meet their respective primary endpoints. In May 2024, we announced the discontinuation of our Phase 2 clinical trials for episodic and chronic migraine in order to implement certain cash preservation measures. On July 9, 2024, we announced a strategic reprioritization to pursue a 351(k) biosimilar regulatory pathway for ABP-450, using AbbVie Inc.’s product Botox as a proposed reference product for all of the indications for which Botox is approved, other than the cosmetic uses (for which we do not hold development or commercialization rights).

We held an initial meeting with the FDA in the third quarter of 2024 during which we aligned with the FDA on next steps to develop a Botox biosimilar. We commenced analytical studies in the fourth quarter of 2024 to prepare for a potential Biosimilar Biological Product Development (“BPD”) Type 2a meeting with the FDA in the second half of 2025 to review the results from the studies.

Botulinum toxins have proven to be a highly versatile therapeutic biologic, with over 230 potential therapeutic uses documented in published scientific literature and twelve approved therapeutic indications in the United States. Our initial development programs for ABP-450 were directed at migraine, cervical dystonia and gastroparesis. We selected these initial programs based on a comprehensive product assessment screen designed to identify indications where we believe ABP-450 has the potential to deliver significant value to patients, physicians and payors and where its clinical, regulatory and commercial characteristics suggest viability. We believe that ABP-450 has potential across a broad range of target indications and we plan to continue to explore additional development programs that satisfy our product assessment screens.

The FDA allowed our Investigational New Drug application, or IND, for ABP-450, supporting our clinical trials in the preventative treatment for migraine, to proceed in October 2020, and we began treating patients in our Phase 2 clinical study beginning in March 2021. Prior to commencing this Phase 2 study, no Phase 1 clinical studies of ABP-450 had been performed in regard to migraine by us or any other party. Nevertheless, given the extensive preclinical toxicology and other data developed by our licensing partner, Daewoong, and the aesthetic licensor of ABP-450, Evolus, the FDA permitted us to proceed directly to this Phase 2 clinical trial.

The FDA allowed our IND for ABP-450, which supports our clinical trials in cervical dystonia, to proceed in October 2020, and we began treating patients in our Phase 2 clinical study beginning in April 2021. We enrolled 59 patients in this randomized, double-blind, placebo-controlled study across approximately 20 study sites in the United States. Patients enrolled into the study received one of four different injection cycles, low dose of 150 units, mid-dose of 250 units, high dose of 350 units or placebo, with patients evenly split among the four arms. Topline data from the Phase 2 cervical dystonia study, released in September 2022, showed that ABP-450 met all primary endpoints and a number of other key secondary endpoints, supporting the further development of ABP-450 in reducing signs and symptoms associated with cervical dystonia. We may commence a Phase 3 study in cervical dystonia pending the results of the comparative analytical studies and discussions with the FDA in a Biological Product Development meeting.

We have never been profitable from operations and, as of December 31, 2024, we had an accumulated deficit of $431.6 million. We have never generated revenue from ABP-450. We have concluded that we do not have sufficient cash to fund our operations for 12 months from the date of our financial statements without additional financing, and as a result, there is substantial doubt about our ability to continue as a going concern. As of the date of this Report, we have sufficient cash to fund our operating plan into the fourth quarter of 2025. Any further development of ABP-450 for any indication, including the biosimilar pathway and any additional studies in cervical dystonia, will require additional funding, which may not be available to us on reasonable terms, or at all.

We do not expect to receive any revenue from ABP-450 or any future product candidates that we develop unless and until we obtain regulatory approval and commercialize ABP-450 or any future product candidates. We expect to continue to incur significant expenses and increasing net operating losses for the foreseeable future as we seek regulatory approval, prepare for and, if approved, proceed to commercialization of ABP-450.

Liquidity and Capital Resources and Going Concern

As disclosed further below in the section titled "Liquidity and Capital Resources", we have incurred operating losses and negative cash flows from operating activities since inception and expect to continue to incur significant operating losses for the foreseeable future and may never become profitable. As of December 31, 2024 (Successor), we had reported cash and cash equivalents of $13 thousand and an accumulated deficit of $431.6 million. As a result of these conditions, management has concluded that substantial doubt about our ability to continue as a going concern exists as conditions and events, considered in the aggregate, indicate that it is probable that we will be unable to meet our obligations as they become due within one year after the date that the financial statements included in this Report are issued. Our ability to continue as a going concern is dependent upon our ability to successfully accomplish our business plans and secure sources of financing and ultimately attain profitable operations.

Notice of Noncompliance

On February 3, 2025, the Company received a written notice of non-compliance (the “Notice”) from the NYSE American LLC (the “NYSE American”) stating that the Company is not in compliance with continued listing standards of Section 1003(a)(i) of the NYSE American Company Guide (the “Company Guide”), which requires stockholders’ equity of $2.0 million or more if the listed company has reported losses from continuing operations and/or net losses in two of its three most recent fiscal years (the “Minimum Requirement”), as defined in Section 1003(a)(i) of the Company Guide. Pursuant to the Notice, the Company reported a stockholders’ deficit of $32.1 million at September 30, 2024 and has had losses in the two most recent fiscal years ended December 31, 2023 based on the Company’s Annual Report on Form 10-K/A filed with the U.S. Securities and Exchange Commission on May 14, 2024, and the Company is not currently eligible for any exemption from the stockholders’ equity requirement in Section 1003(a) of the Company Guide, and as such, the NYSE American deems the Company below compliance with the Minimum Requirement.

The Notice has no immediate effect on the listing of the Company’s listing on the NYSE American. The Company has been provided with a compliance period of 18 months to regain compliance with the Minimum Requirement. To regain compliance, the Company must submit a plan by March 5, 2025, with which the Company has complied, advising of actions taken or will be taken to regain compliance with the continued listings standards of the Company Guide by August 3, 2026 (the “Plan”). The Plan will be subject to approval and periodic reviews by the NYSE American to monitor compliance with the Plan. If the Plan is not accepted, or if the Plan is accepted but the Company is not in compliance with the Minimum Requirement by August 3, 2026, or if the Company does not make progress consistent with the Plan, then the NYSE American will initiate delisting proceedings as appropriate. The Company intends to consider available options to resolve the non-compliance with the Minimum Requirement by August 3, 2026. However, there can be no assurance that the Company will be able to regain compliance with the Minimum Requirement.

Convertible Note Subscription

On March 19, 2024, we entered into the Subscription Agreement with Daewoong relating to our sale and issuance of the Convertible Notes in the principal amount of up to $15.0 million, which are convertible into shares of common stock, subject to certain conditions and limitations set forth in each Convertible Note. Each Convertible Note contains customary events of default, accrues interest at an annual rate of 15.79% and has a maturity date that is three years from the funding date (the “Maturity Date”), unless earlier repurchased, converted or redeemed in accordance with its terms prior to such date. We will use the net proceeds from each Convertible Note to support the late-stage clinical development of ABP-450 and for general working capital purposes. Pursuant to the terms of the Subscription Agreement, on March 24, 2024, we issued and sold to Daewoong one Convertible Note in the principal amount of $5.0 million and, on April 12, 2024, we issued and sold to Daewoong an additional Convertible Note in the principal amount of $10.0 million.

On March 19, 2024, we entered into a Fourth Amendment to the License Agreement (the “License Agreement Amendment”) with Daewoong, which amends that certain License and Supply Agreement, by and between us and Daewoong, dated December 20, 2019, as amended on July 29, 2022, January 8, 2023 and April 24, 2023 (the “License Agreement”). Pursuant to the terms of the License Agreement Amendment, the License Agreement will terminate if, over any six-month period, (a) we cease to commercialize ABP-450 in certain territories specified in the License Agreement and (b) we cease to advance any clinical studies of ABP-450 in such territories. The License Agreement Amendment also provides that, in the event that the License Agreement is terminated for the foregoing reasons, Daewoong will have the right to purchase all Know-How (as defined in the License Agreement) related to ABP-450 for a price of $1.00 (the “Termination Purchase Right”). The Termination Purchase Right will terminate and expire upon Daewoong’s sale of 50% of its common stock, including common stock held by its affiliates and common stock that would be issued upon an Automatic Conversion or Optional Conversion (as defined below).

If, prior to the Maturity Date, the Company consummates a bona-fide third-party financing in the form of Common Stock or any securities convertible into, or exchangeable or exercisable for, Common Stock (subject to certain exceptions as described in each Convertible Note), in one or more transactions or a series of related and substantially similar and simultaneous transactions at the same purchase price from third parties unaffiliated with Daewoong and its affiliates, for aggregate gross cash proceeds to the Company of at least $30.0 million (a “Qualified Financing”), then, upon written notice thereof to Daewoong by the Company, on the closing date of such Qualified Financing, each Convertible Note will automatically convert in whole (the “Automatic Conversion”) (subject to any limitations under the rules and regulations of NYSE American), without any further action by Daewoong, into a number of shares equal to: (i) one and three tenths (1.3) multiplied by (ii) the quotient of (a) the principal amount of each Convertible Note and all accrued and unpaid interest to be converted divided by (b) the per share price of the common stock sold in the Qualified Financing, provided that such per share price of common stock is at least $1.00 per share.

If, prior to the Maturity Date, the Company provides (i) written notice to Daewoong that it has publicly announced topline clinical data regarding its Phase 3 clinical study of ABP-450 for the treatment of chronic or episodic migraine, and such data indicates achievement of all primary endpoints or (ii) a written notice that the Company has consummated a Change of Control (as defined in each Convertible Note), Daewoong will have the right for thirty (30) days following receipt of either such notice, at Daewoong’s option (the “Optional Conversion”), to convert all (but not less than all) of the remaining outstanding portion of each Convertible Note (subject to any limitations under the rules of NYSE American) into an amount of shares of common stock equal to: (i) one and three tenths (1.3) multiplied by (ii) the quotient of (a) the principal amount of each Convertible Note and all accrued and unpaid interest to be converted divided by (b) the volume weighted average trading per share price of common stock over the five (5) trading days prior to the Company’s receipt of Daewoong’s written notice of exercise of the Optional Conversion, provided that such per share price of common stock is at least $1.00 per share.

Public Offering

On January 6, 2025, we entered into an underwriting agreement (the “Underwriting Agreement”) with Aegis Capital Corp. (“Aegis” or the “Underwriter”) pursuant to which the Company agreed to sell and issue, in an underwritten public offering (the “Offering”) 555,571 Common Units, each consisting of (i) one (1) share of Common Stock, (ii) one (1) Series A Registered Common Warrant to purchase one (1) share of Common Stock per warrant at an exercise price of $45.00 (the “Series A Warrants”) and (iii) one (1) Series B Registered Common Warrant to purchase one (1) share of Common Stock per warrant at an exercise price of $45.00 (the “Series B Warrants” and together with the Series A Warrants, the “Warrants”). Additionally, the Company granted Aegis a 45-day option to purchase additional shares of Common Stock and/or Warrants of (i) up to 15.0% of the number of shares of Common Stock sold in the offering, (ii) up to 15.0% of the number of Series A Warrants sold in the offering and (iii) up to 15.0% of the number of Series B Warrants sold in the offering. The purchase price per additional share of Common Stock is equal to the public offering price of one Common Unit (less $0.01 allocated to each full Warrant), less the underwriting discount. The purchase price per additional Warrant is $0.01. On January 7, 2025, Aegis exercised its over-allotment option with respect to 83,334 Series A Warrants and 83,334 Series B Warrants.

 The closing of the Offering occurred on January 7, 2025. The Company received net proceeds of approximately $18.3 million from the Offering, after deducting the offering expenses payable by the Company, including the Underwriter’s fees and expenses. The Company intends to use the net proceeds from the Offering for general corporate purposes, including working capital.

As of March 21, 2025, approximately 89.15% of the Series B Warrants, which can be exercised on a cashless three-shares-per-warrant basis, have been exercised.

 As a result of becoming a public company, we will need to engage additional resources and/or hire additional staff and implement processes and procedures to address public company regulatory requirements and customary practices. We expect to incur additional annual expenses for, among other things, directors’ and officers’ liability insurance, director fees and additional internal and external accounting, legal and administrative resources and fees.

Reverse Stock Split

On February 24, 2025, following the Special Meeting of Shareholders, the Board approved the filing of a Certificate of Amendment to the Certificate of Incorporation (the “Charter Amendment”) to effect a reverse stock split at a split ratio of 1-for-72 (the “Reverse Stock Split”). As a result of the Reverse Stock Split, each 72 pre-split shares of Common Stock outstanding will automatically combine into one new share of Common Stock without any action on the part of the holders. The Reverse Stock Split will affect all of the Company’s stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company. No fractional shares will be issued in connection with the Reverse Stock Split. In lieu of fractional shares, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the reclassification and combination following the effective time of the Reverse Stock Split (after taking into account all fractional shares of Common Stock otherwise issuable to such holder) shall instead receive a number of shares rounded up to the nearest whole share. Proportional adjustments will be made to the number of shares of Common Stock issuable upon exercise or conversion of the Company’s outstanding equity awards and warrants, as well as the applicable exercise price, except in cases where the applicable agreement provides otherwise.

On February 26, 2025, the effective date of the Reverse Stock Split, the number of outstanding shares of Common Stock was reduced from approximately 79.9 million shares to approximately 1.1 million shares (subject to rounding of fractional shares, which will be rounded up to the nearest whole share). The capital stock accounts, all share data and earnings (loss) per share, restricted stock units and stock options and corresponding exercise price give effect to the reverse stock split, applied retrospectively, to all periods presented for Successor and on-the-line periods. However, share amounts and per share data for the Predecessor have not been adjusted to reflect our 1-for-72 reverse stock split because the capital structure of Predecessor is not comparable to the Successor.

Components of Our Results of Operations

Revenue

We have generated no revenue from the sale of products and do not anticipate deriving any product revenue unless and until we receive regulatory approval for, and are able to successfully commercialize, ABP-450.

Operating Expenses

Selling, General and Administrative Expenses

Selling, general and administrative expenses (“SG&A”) expenses, consist primarily of compensation for personnel, including stock-based compensation, management, finance, legal, and regulatory functions. Other SG&A expenses include travel expenses, market research and analysis, conferences and trade shows, professional services fees, including legal, audit and tax fees, insurance costs, general corporate expenses, and allocated facilities-related expenses. We anticipate that our SG&A expenses will increase in the future to support our continued research and development (“R&D”), activities. Additionally, we anticipate increased costs associated with being a public company, including expenses related to services associated with maintaining compliance with the requirements of the NYSE American and the SEC, insurance, and investor relations costs. We expect to incur increased costs associated with establishing sales, marketing, and commercialization functions in advance of potential future regulatory approvals and commercialization of our product candidates. If ABP-450 obtains United States regulatory approval for any indication, we expect that we would incur significantly increased expenses associated with building a sales and marketing team and funding commercial activities.

Research and Development Expenses

Our R&D expenses are primarily attributed to the development of ABP-450 for migraine, cervical dystonia and gastroparesis. Due to the stage of our development and our ability to use resources across all of our programs, most of our R&D costs are not recorded on a program-specific basis. We expect our R&D expenses to continue to increase as we, subject to raising additional capital, develop and seek regulatory approval of ABP-450 as a biosimilar product in the United States through a Section 351(k) BLA, using AbbVie Inc.’s product Botox as a proposed reference product for all of the indications for which Botox is approved, other than the cosmetic uses (for which we do not hold development or commercialization rights), which may include initiating a Phase 3 study of ABP-450 in cervical dystonia. R&D expenses associated with these activities may include third-party costs such as expenses incurred under agreements with CROs, the cost of consultants who assist with the development of ABP-450 on a program-specific basis, investigator grants, sponsored research, product costs in connection with acquiring ABP-450 from Daewoong and Botox for use in conducting preclinical and clinical studies, and other third-party expenses attributable to the development of our product candidates.

R&D activities will be critical to achieving our business strategy. The biosimilar pathway will require greater costs in the beginning stages in order to procure the necessary toxin for the analytical studies. Any clinical studies, such as Phase 3 for cervical dystonia, we will generally incur greater development costs than those programs incurred in the earlier stages of clinical development, primarily due to the increased size and duration of later-stage clinical studies. We expect our R&D expenses to be significant over the next years as we pursue the development of ABP-450 as a biosimilar and seek regulatory approval using Botox as the reference product. As a result, we are unable to determine the duration and completion costs of our programs or when and to what extent we will generate revenue from commercialization and sale of any of our product candidates. Our R&D activities may be subject to change from time to time as we evaluate our priorities and available resources.

Acquired in-Process Research and Development

The Company records costs incurred in obtaining technology licenses to research and development expense as acquired in-process research and development (“IPR&D”) if the technology licensed has not reached technological feasibility and has no alternative future use. The acquired IPR&D recorded at the Closing was written off to the Successor’s consolidated statement of operations for the period ended December 31, 2023.

Change in Fair Value of Contingent Consideration

The Company determined that the Contingent Consideration would be classified as a liability on the Successor’s consolidated balance sheets and remeasured at each reporting period with changes to fair value recorded to the Successor’s consolidated statements of operations and comprehensive income (loss).

Other Income (Loss), Net

Other loss, net primarily consists of gains and losses resulting from the remeasurement of the fair value of our convertible notes, forward purchase agreements, warrant liabilities, each described below, at each balance sheet date.

Change in fair value of convertible notes – The Company elected the fair value option to account for its convertible notes, with the subsequent changes in fair value recorded in the consolidated statement of operations and comprehensive income (loss).

Loss on embedded forward purchase agreement and make whole derivative - the Company has determined that each of its forward purchase agreements entered in connection with the Merger is a freestanding hybrid financial instrument comprising a subscription receivable and embedded features, which were bifurcated and accounted for separately as derivative instruments. The Company recorded the derivatives as liabilities and measured them at fair value with the initial value of the derivative recorded as a loss “on the line” in the Successor’s opening accumulated deficit. On the line describes those transactions triggered by the consummation of the Merger that are not recognized in the consolidated financial statements of the Predecessor or the Successor as they are not directly attributable to either period but instead were contingent on the Merger. Subsequent changes in the bifurcated derivatives are recorded in the Successor’s consolidated statements of operations and comprehensive income (loss). Upon termination of the forward purchase agreements in the second quarter of fiscal 2024, the Company recorded a charge to the consolidated statement of operations of $20.3 million to reverse the related subscription receivable and derivative liability on the accompanying consolidated balance sheet.

Change in fair value of warrants - Changes in the estimated fair value of our warrant liabilities are recognized as a non-cash gain or loss on the Successor’s consolidated statements of operations and comprehensive income (loss).

Results of Operations

The following table summarizes our results of operations for the periods indicated (in thousands):

	Year Ended
	December 31,
	2024	2023	2023
	Successor	Successor July 22 to December 31	Predecessor January 1 to July 21
Operating expenses:
Selling, general and administrative	$13,643	$9,949	$9,841
Research and development	14,181	13,243	19,803
Acquired in-process research and development	—	348,000	—
Change in fair value of contingent consideration	(100,809)	(52,750)	—
Total operating costs and expenses	(72,985)	318,442	29,644
Income (loss) from operations	72,985	(318,442)	(29,644)
Other income (loss):
Change in fair value of convertible notes	3,311	—	(19,359)
Change in fair value of warrants	(14,719)	2,318	—
Loss on embedded forward purchase agreements and derivative liabilities, net	(19,667)	(8,366)	(11,789)
Other income, net	95	536	114
Total other loss, net	(30,980)	(5,512)	(31,034)
Income (loss) before taxes	42,005	(323,954)	(60,678)
Income taxes	—	—	—
Net income (loss)	$42,005	$(323,954)	$(60,678)
Basic net income (loss) per share	$77.74	$(627.33)	$(0.44)
Diluted net income (loss) per share	$72.93	$(627.33)	$(0.44)
Weighted average shares of common stock outstanding used to compute basic net income (loss) per share	540,360	516,404	138,848,177
Weighted average shares of common stock outstanding used to compute diluted net income (loss) per share	575,945	516,404	138,848,177

Comparison of the year ended December 31, 2024 (Successor) to the periods from January 1, 2023 to July 21, 2023 (Predecessor) and July 22, 2023 to December 31, 2023 (Successor)

Operating Expenses

Selling, General and Administrative (SG&A) Expenses

SG&A expenses were $13.6 million for the year ended December 31, 2024 (Successor), a decrease of $6.1 million, or 31%, compared to $9.8 million and $9.9 million for the period from January 1, 2023 to July 21, 2023 (Predecessor) and July 22, 2023 to December 31, 2023 (Successor), respectively. The decrease in SG&A expenses was primarily attributable to a decrease of $4.4 million in legal expenses and professional fees related to the Merger, $1.1 million of stock-based compensation expense, of which $0.9 million is related to the repricing of stock options in connection with the Merger, and $0.5 million in payroll-related expenses due to FTE reduction in May 2024 following the strategic reprioritization to the biosimilar pathway.

Research and Development (R&D) Expenses

R&D expenses were $14.2 million for the year ended December 31, 2024 (Successor), a decrease of $18.9 million, or 57%, compared to $19.8 million and $13.2 million for the period from January 1, 2023 to July 21, 2023 (Predecessor) and July 22, 2023 to December 31, 2023 (Successor), respectively. The decrease was primarily attributable to $18.5 million reduction in R&D expenses due to wind down of Phase 2 cervical dystonia in 2023 and close out of Phase 2 clinical trials for the migraine programs in mid-2024.

Change in Fair Value of Contingent Consideration

The Company recognized a gain of $100.8 million for the year ended December 31, 2024 (Successor), an increase of $48.1 million, or 91%, compared to $52.8 million related to the change in the fair value of the contingent consideration liability for the period from July 22, 2023 to December 31, 2023 (Successor). See Note 6 Fair Value Measurements to the consolidated financial statements for further discussion. The gain of $100.8 million for the year ended December 31, 2024 is primary due to the changes in probabilities of meeting milestones and fluctuations in stock price from $518.40 at December 31, 2023 to $38.88 at December 31, 2024, as compared to the gain of $52.8 million for the period ended December 31, 2023, which was primarily due to decrease in stock price used in the initial valuation of $780.48 to $518.40 at December 31, 2023.

Other Loss, Net

Other loss, net was $31.0 million for the year ended December 31, 2024, a decrease of $5.6 million, or 15%, compared to $31.0 million and $5.5 million for the period from January 1, 2023 to July 21, 2023 (Predecessor) and July 22, 2023 to December 31, 2023 (Successor), respectively. The change is primarily due to a gain of $3.3 million for the year ended December 31, 2024 (Successor) compared to a loss of $19.4 million for the period from January 1, 2023 to July 21, 2023 (Predecessor) related to changes in fair value of convertible notes, offset by a loss on change in fair value of warrants of $14.7 million for the year ended December 31, 2024, compared to a gain of $2.3 million on change in fair value of warrants for the period from July 22, 2023 to December 31, 2023 (Successor).

Liquidity and Capital Resources

Our primary sources of capital have been debt financing (Predecessor) and equity financing (Successor). We have experienced recurring losses from operations and have a net capital deficiency and negative cash flows from operations since our inception. As of December 31, 2024 (Successor), we had reported cash and cash equivalents of $13 thousand and an accumulated deficit of $431.6 million.

On May 3, 2024, we announced preliminary top-line results from its planned interim analysis of the Phase 2 trial with ABP-450 in the preventative treatment of chronic migraine, which did not meet the primary or secondary endpoints. We originally intended to pursue submission of an Original BLA seeking one or more potential therapeutic indications for ABP-450. However, in May 2024, we announced the discontinuation of our Phase 2 clinical trials for episodic and chronic migraine in order to implement certain cash preservation measures. On July 9, 2024, we announced a strategic reprioritization to pursue a 351(k) biosimilar regulatory pathway for ABP-450, using AbbVie Inc.’s product Botox as a proposed reference product for all of the indications for which Botox is approved, other than the cosmetic uses.

On March 19, 2024, we entered into the Subscription Agreement with Daewoong relating to our sale and issuance of Convertible Notes in the principal amount of up to $15.0 million, which are convertible into shares of common stock, subject to certain conditions and limitations set forth in each Convertible Note. Each Convertible Note will contain customary events of default, will accrue interest at an annual rate of 15.79% and will have a maturity date that is three years from the funding date, unless earlier repurchased, converted or redeemed in accordance with its terms prior to such date. We will use the net proceeds from each Convertible Note to support the late-stage clinical development of ABP-450 and for general working capital purposes. Pursuant to the terms of the Subscription Agreement, on March 24, 2024, the Company issued and sold to Daewoong one Convertible Note in the principal amount of $5.0 million, and on April 12, 2024, the Company issued and sold to Daewoong one Convertible Note in the principal amount of $10.0 million.

On March 19, 2024, we entered into the License Agreement Amendment with Daewoong, which amends the License Agreement. Pursuant to the terms of the License Agreement Amendment, the License Agreement will terminate if, over any six-month period, (a) we cease to commercialize ABP-450 in certain territories specified in the License Agreement and (b) we cease to advance any clinical studies of ABP-450 in such territories. The License Agreement Amendment also provides that, in the event that the License Agreement is terminated for the foregoing reasons, Daewoong will have the right to purchase all Know- How (as defined in the License Agreement) related to ABP-450 for a price of $1.00. The Termination Purchase Right will terminate and expire upon Daewoong’s sale of 50% of its common stock, including common stock held by its affiliates and common stock that would be issued upon an Automatic Conversion or Optional Conversion (as defined in the Convertible Notes).

On July 9, 2024, we announced a strategic reprioritization to pursue a Section 351(k) biosimilar regulatory pathway for ABP-450, using AbbVie Inc.’s product Botox as a proposed reference product. We held an initial meeting with the FDA in the third quarter of 2024 during which we aligned with the FDA on next steps to develop a Botox biosimilar. We commenced analytical studies in the fourth quarter of 2024 to prepare for a potential Biosimilar Biological Product Development (“BPD”) Type 2a meeting with the FDA in the second half of 2025 to review the results from the studies. However, the commencement of studies, preparation for the potential BPD meeting and any further development of ABP-450 would require additional funding in the form of equity financings or debt. There can be no assurance that such efforts will be successful or that, in the event that they are successful, the terms and conditions of such financing will be commercially acceptable. Furthermore, the use of equity as a source of financing would dilute existing shareholders.

On January 6, 2025, we entered into an underwriting agreement with Aegis pursuant to which we agreed to sell and issue, in an underwritten public offering (the “Offering”) 555,571 Common Units, each consisting of (i) one (1) share of Common Stock, (ii) one (1) Series A Registered Common Warrant to purchase one (1) share of Common Stock per warrant at an exercise price of $45.00 (the “Series A Warrants”) and (iii) one (1) Series B Registered Common Warrant to purchase one (1) share of Common Stock per warrant at an exercise price of $45.00 (the “Series B Warrants” and together with the Series A Warrants, the “Warrants”). Additionally, the Company granted Aegis a 45-day option to purchase additional shares of Common Stock and/or Warrants of (i) up to 15.0% of the number of shares of Common Stock sold in the offering, (ii) up to 15.0% of the number of Series A Warrants sold in the offering and (iii) up to 15.0% of the number of Series B Warrants sold in the offering. The purchase price per additional share of Common Stock is equal to the public offering price of one Common Unit (less $0.01 allocated to each full Warrant), less the underwriting discount. The purchase price per additional Warrant is $0.01. On January 7, 2025, Aegis exercised its over-allotment option with respect to 83,334 Series A Warrants and 83,334 Series B Warrants. The Offering closed on January 7, 2025, and the Company received net proceeds of approximately $18.3 million from the Offering, after deducting the offering expenses payable by the Company, including the Underwriter’s fees and expenses.

As of the date of this Report, we expect to have sufficient cash to fund our operating plan into the fourth quarter of 2025. We will actively attempt to secure additional capital to fund our operations. However, we cannot assure you that we will be able to raise additional capital on commercially reasonable terms or at all.

We have incurred operating losses and negative cash flows from operating activities since inception and expect to continue to incur significant operating losses for the foreseeable future and may never become profitable. Our primary use of cash is to fund operating expenses, which consist of R&D expenditures, including clinical trials, as well as SG&A expenditures. Cash used to fund operating expenses is impacted by the timing of when we pay or prepay these expenses. We expect to continue to incur substantial costs in order to conduct R&D activities necessary to develop and commercialize our product candidates. Until such time, if ever, as we can generate substantial product revenue from sales of ABP-450, we will need additional capital to undertake these activities and commercialization efforts, and, therefore, we intend to raise such capital through the issuance of additional equity, borrowings, and potentially strategic alliances with other companies. However, if such financing is not available at adequate levels or on acceptable terms, we could be required to reduce the scope of or eliminate some of our development programs or commercialization efforts, out-license intellectual property rights to our product candidates or sell unsecured assets, or a combination of the above, any of which may have a material adverse effect on our business, results of operations, financial condition and/or our ability to fund our scheduled obligations on a timely basis or at all. Our ability to continue as a going concern is dependent upon our ability to successfully accomplish these plans and secure sources of financing and ultimately attain profitable operations.

We may also seek to raise additional capital through the sale of public or private equity or convertible debt securities. If we incur additional debt, the debt holders would have rights senior to holders of common stock to make claims on our assets, and the terms of any debt could restrict our operations, including our ability to pay dividends to holders of our common stock. If we undertake discretionary financing by issuing equity securities or convertible debt securities, our stockholders may experience substantial dilution. We may sell common stock, convertible securities or other equity securities in one or more transactions at a price per share that is less than the price per share paid by current public stockholders. If we sell common stock, convertible securities, or other equity securities in more than one transaction, stockholders may be further diluted by subsequent sales. Additionally, future equity financings may result in new investors receiving rights superior to our existing stockholders. Because our decision to issue securities in the future will depend on numerous considerations, including factors beyond our control, we cannot predict or estimate the amount, timing, or nature of any future issuances of debt or equity securities. As a result, our stockholders bear the risk of future issuances of debt or equity securities reducing the value of our common stock and diluting their interests.

We may receive additional capital from the cash exercise of the Private Placement Warrants. However, the exercise price of our Private Placement Warrants is $828.00 per warrant and the last reported sales price of our common stock on March 17, 2025 was $0.73. The likelihood that holders of the Private Placement Warrants will exercise their Private Placement Warrants, and therefore the likelihood of any amount of cash proceeds that we may receive, is dependent upon the trading price of our common stock after effectiveness of the registration statement related thereto registering the issuance of common stock underlying the Private Placement Warrants. If the trading price for our common stock does not maintain a price above $828.00 per share, we do not expect holders to exercise their Warrants for cash. We will have broad discretion over the use of any proceeds from the exercise of such securities. Any proceeds from the exercise of such securities would increase our liquidity, but we are not currently budgeting for any cash proceeds from the exercise of the Private Placement Warrants when planning for our operational funding needs. The Private Placement Warrants may be exercised on a cashless basis at any time and we will not receive any proceeds from such exercise, even if the Private Placement Warrants are in-the-money.

To the extent that we raise additional capital through marketing and distribution arrangements or other collaborations, strategic alliances, or licensing arrangements with third parties, we may have to relinquish valuable rights to our product candidates, future revenue streams, research programs or product licenses on terms that may not be favorable to us. If these sources are insufficient to satisfy our liquidity requirements, we will seek to raise additional funds through future equity or debt financings. If we raise additional funds by issuing equity securities, our stockholders would experience dilution. Additional debt financing, if available, may involve covenants restricting our operations or our ability to incur additional debt. There can be no assurance that our efforts to procure additional financing will be successful or that, if they are successful, the terms and conditions of such financing will be favorable to us or our stockholders. If we are unable to raise additional financing when needed, we may be required to delay, reduce, or terminate the development, commercialization and marketing of our products and scale back our business and operations.

As a result of these conditions, management has concluded that substantial doubt about our ability to continue as a going concern exists as conditions and events, considered in the aggregate, indicate that it is probable that we will be unable to meet our obligations as they become due within one year after the date that the financial statements included in this Report are issued. Our financial information throughout this Report and our financial statements included elsewhere in this Report have been prepared on a basis that assumes that we will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. This financial information and our consolidated financial statements do not include any adjustments that may result from an unfavorable outcome of this uncertainty. Our ability to continue as a going concern is dependent upon our ability to successfully accomplish our business plans and secure sources of financing and ultimately attain profitable operations.

Net Cash Used in Operating Activities

Net cash used in operating activities for the year ended December 31, 2024 (Successor) was $20.3 million, consisting primarily of a net income of $42.0 million (Successor) and non-cash charges of $(63.0) million, consisting primarily of $(100.8) million related to change in fair value of contingent consideration (Successor) and $(3.3) million related to the change in fair value of the convertible notes (Successor), offset by $19.7 million related to loss on forward purchase agreement and derivative liabilities (Successor), $14.7 million related to change in fair value of warrants (Successor) and $6.3 million non-cash expense related to stock-based compensation for our executives and directors (Successor); and an increase in accounts payable of $2.5 million and a decrease in accrued expenses and other liabilities of $1.4 million due to timing of payments.

Net cash used in operating activities for the period from January 1, 2023 to July 21, 2023 (Predecessor) and July 22, 2023 to December 31, 2023 (Successor) were $21.7 million and $26.1 million, respectively, consisting primarily of a net losses of $60.7 million (Predecessor) and $324.0 million (Successor), respectively, and non-cash charges of $34.4 million (Predecessor) and $305.1 million (Successor), consisting primarily of $348.0 million (Successor) write off of acquired IR&D, $19.4 million related to the change in fair value of the convertible notes (Predecessor), $11.8 million (Predecessor) and $8.4 million (Successor) related to change in fair value of derivatives and $3.2 million (Predecessor) and $3.8 million (Successor) non-cash expense related to stock-based compensation for our executives and directors, offset by $(52.8) million related to change in fair value of contingent consideration (Successor) and $(2.3) million related to change in fair value of warrants (Successor); and a decrease in accounts payable of $4.6 million related to timing of payments to our vendors, offset by an increase in accrued expenses and other liabilities of $2.5 million primarily related to increase in clinical trial accrual of $3.0 million.

Cash Flows from Investing Activities

There was no cash used in investing activities for the year ended December 31, 2024 and the period from January 1, 2023 to July 21, 2023 (Predecessor) and July 22, 2023 to December 31, 2023 (Successor).

Cash Flows from Financing Activities

Net cash provided by financing activities for the year ended December 31, 2024 (Successor) and the periods from January 1, 2023 to July 21, 2023 (Predecessor) and July 22, 2023 to December 31, 2023 (Successor) were $15.1 million, $14.0 million and $0, respectively, primarily related to the issuance of convertible notes.

Contingent Consideration

As part of the Merger, Founder Shares and certain Participating Stockholders shares (together, “Contingent Consideration Shares”), as further discussed below, contain certain contingent provisions.

On April 27, 2023, Priveterra and Old AEON amended the Business Combination Agreement. Concurrently with the amendment to the Business Combination Agreement, Priveterra amended the Sponsor Support Agreement to include restriction and forfeiture provisions related to the Founder Shares. In addition following the Closing, certain AEON stockholders will be issued a portion of up to 222,653 additional shares of common stock

Pursuant to the terms of the Sponsor Support Agreement, as amended, effective immediately after the Closing, 50% of the Founder Shares (i.e., 47,921 Founder Shares) (the “Contingent Founder Shares”) were unvested and subject to the restrictions and forfeiture provisions set forth in this Sponsor Support Agreement. The remaining 50% of the Founder Shares and 100% of the Private Placement Warrants are not subject to such restrictions and forfeiture provisions. The Contingent Founder Shares shall vest, and shall become free of the provisions as follows:

●	13,890 of the Contingent Founder Shares (the “Migraine Phase 3 Contingent Founder Shares”) shall vest upon the achievement of the conditions for the issuance of the Migraine Phase 3 Contingent Consideration Shares on or prior to the Migraine Phase 3 Outside Date;
●	13,890 of the Contingent Founder Shares (the “CD BLA Contingent Founder Shares”) shall vest upon the achievement of the conditions for the issuance of the CD BLA Contingent Consideration Shares on or prior to the CD BLA Outside Date; and
●	20,141 of the Contingent Founder Shares (the “Episodic/Chronic Migraine Contingent Founder Shares”) shall vest upon the earlier of (x) the achievement of the conditions for the issuance of the Episodic Migraine Contingent Consideration Shares on or before the Episodic Migraine Outside Date and (y) the achievement of the conditions for the issuance of the Chronic Migraine Contingent Consideration Shares on or before the Chronic Migraine Outside Date.

The Sponsor has agreed not to vote the Contingent Founder Shares during any period of time that such Contingent Founder Shares are subject to vesting.

Following the Closing, in addition to the consideration received at the Closing and as part of the overall consideration paid in connection with the Merger, certain holders of common stock in Old AEON (the “Participating AEON Stockholders”) will be issued a portion of up to 222,653 additional shares of common stock, as follows:

●	13,996 shares of common stock, in the aggregate, if, on or before June 30, 2025 (as it may be extended, the “Migraine Phase 3 Outside Date”), the Company shall have commenced a Phase 3 clinical study for the treatment of chronic migraine or episodic migraine, which Phase 3 clinical study will have been deemed to commence upon the first subject having received a dose of any product candidate that is being researched, tested, developed or manufactured by or on behalf of the Company or any of its subsidiaries (any such product candidate, a “Company Product”) in connection with such Phase 3 clinical study (such 13,996 shares of common stock, the “Migraine Phase 3 Contingent Consideration Shares”); and
●	55,659 shares of common stock, in the aggregate, if, on or before November 30, 2026 (as it may be extended, the “CD BLA Outside Date”), the Company shall have received from the FDA acceptance for review of the BLA submitted by the Company for the treatment of cervical dystonia (such 55,659 shares of common stock, the “CD BLA Contingent Consideration Shares”);
●	55,659 shares of common stock, in the aggregate, if, on or before June 30, 2029 (as it may be extended, the “Episodic Migraine Outside Date”), the Company shall have received from the FDA acceptance for review of the BLA submitted by the Company for the treatment of episodic migraine (such 55,659 shares of common stock, the “Episodic Migraine Contingent Consideration Shares”); provided that in the event the satisfaction of the conditions for the issuance of the Episodic Migraine Contingent Consideration Shares occurs prior to the satisfaction of the conditions for the issuance of the Chronic Migraine Contingent Consideration Shares, then the number of Episodic Migraine Contingent Consideration Shares shall be increased to 152,998 shares of common stock; and

●	97,339 shares of common stock, in the aggregate, if, on or before June 30, 2028 (as it may be extended, the “Chronic Migraine Outside Date”, and together with the Migraine Phase 3 Outside Date, the CD BLA Outside Date and the Episodic Migraine Outside Date, the “Outside Dates”), the Company shall have received from the FDA acceptance for review of the BLA submitted by AEON for the treatment of chronic migraine (such 97,339 shares of common stock, the “Chronic Migraine Contingent Consideration Shares”); provided that in the event that the number of Episodic Migraine Contingent Consideration Shares is increased to 152,998, then the number of Chronic Migraine Contingent Consideration Shares shall be decreased to zero and no Contingent Consideration Shares will be issued in connection with the satisfaction of the conditions to the issuance of the Chronic Migraine Contingent Consideration Shares.
●	In the event that the Company licenses any of its products (except in connection with migraine or cervical dystonia indications) to a third-party licensor for distribution in the U.S. market (a “Qualifying License”) prior to the satisfaction of (x) the conditions for the issuance of the Episodic Migraine Contingent Consideration Shares and (y) the conditions for the issuance of the Chronic Migraine Contingent Consideration Shares, then upon the entry of AEON into such Qualifying License, 27,992 shares of common stock shall become due and payable to Participating Stockholders and the number of Episodic Migraine Contingent Consideration Shares and (A) the number of Episodic Migraine Contingent Consideration Shares shall be reduced by 13,996 or by 27,992 and (B) the number of Chronic Migraine Contingent Consideration Shares shall be reduced by 13,996, but not below zero.

The Company accounts for the Contingent Consideration as either equity-classified or liability-classified instruments based on an assessment of the Contingent Consideration Shares specific terms and applicable authoritative guidance in ASC 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). Based on the appropriate guidance, the Company determined that the Contingent Consideration would be classified as a liability on the Successor’s consolidated balance sheets and remeasured at each reporting period with changes to fair value recorded to the Successor’s consolidated statements of operations and comprehensive income (loss), while the founder shares were recorded to equity. As of December 31, 2024 and 2023 (Successor), the contingent consideration liability was $3.5 million and $104.4 million, respectively. The Company utilized the Probability-Weighted Expected Return Method (PWERM) model to value the contingent consideration based on earnout milestones, probability of forfeiture and success scenarios. The Company recognized $100.8 million and $52.8 million in income related to the change in fair value of contingent consideration for the year ended December 31, 2024 (Successor) and for the period from July 22, 2023 to December 31, 2023 (Successor) on the consolidated statements of operations and comprehensive income (loss).

Critical Accounting Policies and Estimates

Management’s discussion and analysis of our financial condition and results of operations are based on our financial statements, which have been prepared in accordance with United States generally accepted accounting principles (“GAAP”). The preparation of these financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and related disclosure of contingent assets and liabilities, revenue and expenses at the date of the financial statements as well as the expenses incurred during the reporting period. Generally, we base our estimates on historical experience and on various other assumptions in accordance with United States GAAP that we believe to be reasonable under the circumstances. Actual results may differ materially from these estimates under different assumptions or conditions and such differences could be material to the financial position and results of operations. On an ongoing basis, we evaluate our judgments and estimates in light of changes in circumstances, facts and experience.

While our significant accounting policies are more fully described in the notes to our financial statements appearing elsewhere in this Report, we believe the following accounting policies to be most critical for fully understanding and evaluating our financial condition and results of operations, as these policies relate to the more significant areas involving management’s judgments and estimates.

Acquired in-Process Research and Development

The Company records costs incurred in obtaining technology licenses to research and development expense as acquired in-process research and development (“IPR&D”) if the technology licensed has not reached technological feasibility and has no alternative future use. The Company used a Multi-Period Excess Earnings Method under the Income Approach for the valuation of IPR&D. The valuation is subject to inputs and assumptions that have variability, including, but not limited to, the discount rate used, the total addressable market for each potential drug, market penetration assumptions, and the estimated timing of commercialization of the drugs. Changes in these inputs and assumptions could have a significant impact on the fair value of the IPR&D. The IPR&D recorded at the Closing was written off in the Successor’s consolidated statement of operations and comprehensive income (loss) (see Note 3 Forward Merger to the consolidated financial statements).

Contingent Consideration (Successor)

The Company accounts for its contingent consideration as either equity-classified or liability-classified instruments based on an assessment of the Contingent Consideration Shares specific terms and applicable authoritative guidance in ASC 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). Based on the appropriate guidance, the Company determined that the Contingent Consideration would be classified as a liability on the Successor’s consolidated balance sheets and remeasured at each reporting period with changes to fair value recorded to the Successor’s consolidated statements of operations and comprehensive income (loss). The Company utilized the Probability-Weighted Expected Return Method (PWERM) model to value the contingent consideration based on earnout milestones, probability of forfeiture and success scenarios. The valuation is subject to inputs and assumptions that have variability, including stock price and milestone probabilities. As stock price and/or probabilities of achieving the milestones increases or decreases, this may result in an increase or decrease, respectively, in the liability.

Forward Purchase Agreements (Successor)

Based on the applicable guidance in ASC 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”), the Company has determined it is a freestanding financial instrument and the prepaid forward contract is a derivative instrument. The Company has recorded the prepaid forward contract as a derivative liability and measured it at fair value with the initial value of the derivative recorded as a loss “on the line” in the Successor’s opening accumulated deficit. Subsequent changes in the fair value of the forward purchase agreements are recorded in the Successor’s consolidated statements of operations and comprehensive income (loss). The Company utilized the Monte-Carlo valuation model to value the forward purchase agreements. The valuation is subject to inputs and assumptions that have variability, including stock price, risk-free rate and volatility, and changes in these inputs may result in increases or decreases in the liabilities.

Warrants (Successor)

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in FASB ASC 480 and ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own shares of common stock, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding. For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter until settlement. Changes in the estimated fair value of the warrants are recognized as a non-cash gain or loss on the consolidated statements of operations and comprehensive income (loss). Prior to the public warrant redemptions, the Company utilized the publicly reported market price of the public warrants to value the warrant liability. After the redemption, the Company uses the Black-Scholes model to value the private warrants. The valuation is subject to inputs and assumptions that have variability, including market price of warrants, and changes in warrant price may result in an increase or decrease in the liability.

Share-based Compensation

The Company accounts for the measurement and recognition of compensation expense for all share-based awards based on the estimated fair value of the awards at grant date. The Company measures the fair value of awards granted using the Black-Scholes option pricing model, which requires the input of subjective assumptions, including the Company’s share price, expected volatility of the Company’s common stock, expected risk-free interest rate, and the option’s expected life. The Company also evaluates the impact of modifications made to the original terms of equity awards when they occur. The fair value of equity awards that are expected to vest is amortized on a straight-line basis over the requisite service period. Stock-based compensation expense is recognized net of actual forfeitures when they occur, as an increase to additional paid-in capital in the consolidated balance sheets and in selling, general and administrative or research and development expenses in the consolidated statements of operations and comprehensive income (loss). All stock-based compensation costs are recorded in the consolidated statements of operations and comprehensive income (loss) based upon the underlying employee’s role within the Company.

Convertible Notes

We elected to account for our convertible notes, which meets the required criteria, at fair value at inception. We recorded the initial fair value of the convertible notes as a liability on the consolidated balance sheets. Subsequent changes in fair value are recorded as a component of other income (loss) in the consolidated statements of operations and comprehensive income (loss) or as a component of other comprehensive income (loss) for changes related to instrument-specific credit risk. As a result of electing the fair value option, direct costs and fees related to the liabilities are expensed as incurred. The fair value of the convertible notes was determined based on Level 3 inputs using a scenario-based analysis that estimated the fair value of the convertible notes based on the probability-weighted present value of expected future investment returns, considering each of the possible outcomes available to the noteholders, including various qualified financings, corporate transaction and dissolution scenarios. The significant unobservable input assumptions that can significantly change the fair value included (i) the discount rates, (ii) the timing of payments, and (iii) the probability of certain settlement scenarios.

JOBS Act; Smaller Reporting Company

We are an emerging growth company, as defined in the Securities Act, as modified by the JOBS Act. For so long as we remain an emerging growth company, we are permitted and intend to rely on certain exemptions from various public company reporting requirements, including not being required to have our internal control over financial reporting audited by our independent registered public accounting firm pursuant to Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and any golden parachute payments not previously approved. In particular, in this Report, we have provided only two years of audited financial statements and unaudited financial statements and have not included all of the executive compensation- related information that would be required if we were not an emerging growth company. Section 102(b)(2) of the JOBS Act allows us to delay adoption of the new or revised accounting standards until those standards apply to non-public business entities. Accordingly, the information contained herein may be different than the information you receive from other public companies in which you hold stock.

We will remain an emerging growth company until the earliest of (i) the last day of the fiscal year following the fifth anniversary of Priveterra’s initial public offering (December 31, 2026), (ii) the last day of the fiscal year in which we have total annual gross revenue of at least $1.235 billion, (iii) the last day of the fiscal year in which we are deemed to be a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock held by non-affiliates exceeded $700.0 million as of the last business day of the second fiscal quarter of such year, or (iv) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the prior three-year period.

We are also a “smaller reporting company,” as such term is defined in Rule 12b-2 of the Exchange Act, meaning that the market value of our common stock held by non-affiliates plus the proposed aggregate amount of gross proceeds to us as a result of this offering is less than $700 million and our annual revenue is less than $100 million during the most recently completed fiscal year. We will continue to be a smaller reporting company if either (i) the market value of our common stock held by non-affiliates is less than $250 million or (ii) our annual revenue is less than $100 million during the most recently completed fiscal year and the market value of our common stock held by non-affiliates is less than $700 million. If we are a smaller reporting company at the time we cease to be an emerging growth company, we may continue to rely on exemptions from certain disclosure requirements that are available to smaller reporting companies.

Specifically, as a smaller reporting company, we may choose to present only the two most recent fiscal years of audited financial statements in our Annual Report on Form 10-K and, similar to emerging growth companies, smaller reporting companies have reduced disclosure obligations regarding executive compensation. Investors could find our common stock less attractive to the extent we rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and the trading price may be more volatile.

Recently Issued and Adopted Accounting Pronouncements

We describe the recently issued accounting pronouncements that apply to us in Note 2 of the consolidated financial statements.

APPENDIX B-1

AEON BIOPHARMA, INC. UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025

(AS INCLUDED IN THE COMPANY’S QUARTERLY REPORT

ON FORM 10-Q FILED NOVEMBER 14, 2025)

PART I —FINANCIAL INFORMATION

Item 1. Financial Statements

AEON BIOPHARMA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share data and par value amounts)

	September 30,	December 31,
	2025	2024
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$5,927	$13
Prepaid expenses and other current assets	1,485	1,577
Total current assets	7,412	1,590
Property and equipment, net	181	235
Operating lease right-of-use asset	1,112	1,288
Other assets	29	29
Total assets	$8,734	$3,142
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$2,525	$5,910
Accrued clinical trials expenses	1,524	3,571
Accrued compensation	1,547	1,068
Other accrued expenses	2,632	3,600
Total current liabilities	8,228	14,149
Convertible notes at fair value, including related party amount of $17,051 and $11,689, at September 30, 2025 and December 31, 2024, respectively	17,051	11,689
Operating lease liability	957	1,145
Warrant liability	2,338	1,187
Contingent consideration liability	32	3,541
Total liabilities	28,606	31,711
Commitments and contingencies (Note 6)
Stockholders’ Deficit:
Class A common stock, $0.0001 par value; 1,040,000,000 and 500,000,000 shares authorized at September 30, 2025 and December 31, 2024, and 11,643,786 and 555,511 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively	9	4
Additional paid-in capital	413,801	403,024
Accumulated deficit	(433,682)	(431,597)
Total stockholders' deficit	(19,872)	(28,569)
Total liabilities and stockholders' deficit	$8,734	$3,142

See accompanying notes to the condensed consolidated financial statements

1

AEON BIOPHARMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS) INCOME

(in thousands, except share and per share data) (Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
Operating expenses:
Selling, general and administrative	$1,933	$3,044	$8,316	$11,014
Research and development	597	972	2,485	11,144
Change in fair value of contingent consideration	(37)	—	(3,509)	(97,464)
Total operating costs and expenses	2,493	4,016	7,292	(75,306)
(Loss) income from operations	(2,493)	(4,016)	(7,292)	75,306
Other (loss) income:
Change in fair value of convertible notes	(1,877)	(1,878)	(5,362)	(170)
Change in fair value of warrants	(236)	(377)	85,950	(15,376)
Loss on issuance of warrants	—	—	(75,644)	—
Loss on embedded forward purchase agreements and derivative liabilities, net	—	81	—	(19,931)
Other income, net	68	19	263	94
Total other (loss) income, net	(2,045)	(2,155)	5,207	(35,383)
(Loss) income before taxes	(4,538)	(6,171)	(2,085)	39,923
Income taxes	—	—	—	—
Net (loss) income	$(4,538)	$(6,171)	$(2,085)	$39,923
Basic net (loss) income per share	$(0.39)	$(11.24)	$(0.23)	$74.53
Diluted net (loss) income per share	$(0.39)	$(11.24)	$(0.23)	$69.53
Weighted average shares of common stock outstanding used to compute basic net (loss) income per share	11,634,946	549,175	8,931,566	535,693
Weighted average shares of common stock outstanding used to compute diluted net (loss) income per share	11,634,946	549,175	8,931,566	574,216

See accompanying notes to the condensed consolidated financial statements

2

AEON BIOPHARMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ DEFICIT

(in thousands, except share data) (Unaudited)

			Additional			Total
	Common Stock		Paid-in	Subscription	Accumulated	Stockholders'
	Shares	Amount	Capital	Receivables	Deficit	Deficit
Balance as of January 1, 2025	555,511	$4	$403,024	$—	$(431,597)	$(28,569)
Net loss	—	—	—	—	(2,085)	(2,085)
Issuance of shares and reclassification of liability related to cashless warrant exercises	10,869,856	5	6,884	—	—	6,889
Issuance of shares related to at-the-market offering, net	218,419	—	168	—	—	168
Stock-based compensation expense	—	—	3,725	—	—	3,725
Balance as of September 30, 2025	11,643,786	$9	$413,801	$—	$(433,682)	$(19,872)

Balance as of January 1, 2024	516,404	$4	$381,264	$(60,710)	$(473,602)	$(153,044)
Net income	—	—	—	—	39,923	39,923
Termination of Forward Purchase Agreements	—	—	—	60,710	—	60,710
Issuance of shares and reclassification of liability related to cashless warrant exercises	27,310	—	14,979	—	—	14,979
Issuance of shares related to at-the-market offering, net	916	—	50	—	—	50
Issuance of common stock	5,556	—	384	—	—	384
Stock-based compensation expense	—	—	4,908	—	—	4,908
Balance as of September 30, 2024	550,186	$4	$401,585	$—	$(433,679)	$(32,090)

			Additional			Total
	Common Stock		Paid-in	Subscription	Accumulated	Stockholders'
	Shares	Amount	Capital	Receivables	Deficit	Deficit
Balance as of July 1, 2025	11,537,870	$9	$413,283	$—	$(429,144)	$(15,852)
Net loss	—	$—	$—	$—	$(4,538)	(4,538)
Issuance of shares and reclassification of liability related to cashless warrant exercises	—	$—	$20	$—	$—	20
Issuance of shares related to at-the-market offering, net	105,916	$—	$84	$—	$—	84
Stock-based compensation expense	—	$—	$414	$—	$—	414
Balance as of September 30, 2025	11,643,786	$9	$413,801	$—	$(433,682)	$(19,872)

Balance as of July 1, 2024	543,714	$4	$399,557	$—	$(427,508)	$(27,947)
Net loss	—	—	—	—	(6,171)	(6,171)
Issuance of shares related to cashless warrant exercises	—	—	—	—	—	—
Issuance of shares related to at-the-market offering, net	916	—	50	—	—	50
Issuance of common stock	5,556	—	384	—	—	384
Stock-based compensation expense	—	—	1,594	—	—	1,594
Balance as of September 30, 2024	550,186	$4	$401,585	$—	$(433,679)	$(32,090)

See accompanying notes to the condensed consolidated financial statements

3

AEON BIOPHARMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, except per share data) (Unaudited)

	Nine Months Ended
	September 30,
	2025	2024
Cash flows from operating activities:
Net income	$(2,085)	$39,923
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation	58	74
Stock-based compensation expense	3,725	4,908
Loss on issuance of warrants	75,644	—
Change in fair value of convertible notes	5,362	170
Change in fair value of warrants	(85,950)	15,376
Change in fair value of embedded forward purchase agreements and derivative liabilities	—	19,931
Change in fair value of contingent consideration	(3,509)	(97,464)
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	93	(770)
Accounts payable	(3,385)	1,242
Accrued expenses and other liabilities	(2,537)	(3,181)
Other assets and liabilities	(12)	120
Net cash used in operating activities	(12,596)	(19,671)
Cash flows from investing activities:
Purchases of property and equipment	(4)	—
Net cash used in investing activities	(4)	—
Cash flows from financing activities:
Proceeds from issuance of convertible notes	—	15,000
Proceeds from issuance of at-the-market shares, net	168	50
Proceeds from issuance of public offering shares, net	18,346	—
Net cash provided by financing activities	18,514	15,050
Net increase (decrease) in cash	5,914	(4,621)
Cash and cash equivalents at beginning of period	13	5,158
Cash and cash equivalents at end of period	$5,927	$537
Supplemental disclosure of cash flow information:
Non-cash financing activities:
Cashless warrant exercises	$6,884	$—

See accompanying notes to the condensed consolidated financial statements

4

AEON BIOPHARMA, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization

Description of Business

AEON Biopharma, Inc. (“AEON” or the “Company”) is a biopharmaceutical company focused on developing its proprietary botulinum toxin complex, ABP-450 (prabotulinumtoxinA) injection (“ABP-450”), as a biosimilar to BOTOX® for debilitating medical conditions. The Company is headquartered in Irvine, California.

On July 21, 2023 (the “Closing Date”), the Company completed the acquisition of AEON Biopharma Sub, Inc. (formerly known as AEON Biopharma, Inc.) (“Old AEON”) pursuant to the definitive agreement dated December 12, 2022 (the “Business Combination Agreement”), as amended April 27, 2023, by and among Priveterra Acquisition Corp. (“Priveterra”), Priveterra’s wholly-owned subsidiary, Priveterra Merger Sub, Inc., and Old AEON (the “Merger”). On the Closing Date, Old AEON merged with Priveterra Merger Sub, Inc., with Old AEON surviving the merger as a wholly-owned subsidiary of the Company. Also on the Closing Date, the Company changed its name from “Priveterra Acquisition Corp.” to “AEON Biopharma, Inc.” and is referred to herein as “AEON,” or the “Company.”

The Company’s Class A common stock is trading on NYSE American under the symbol “AEON.”

Reverse Stock Split

On February 24, 2025, following a Special Meeting of Shareholders, the board of directions of the Company (the “Board”) approved the filing of a Certificate of Amendment to the Certificate of Incorporation to effect a reverse stock split at a split ratio of 1-for-72 (the “Reverse Stock Split”). As a result of the Reverse Stock Split, each 72 pre-split shares of Common Stock outstanding was automatically combined into one new share of Common Stock without any action on the part of the holders. The Reverse Stock Split affected all of the Company’s stockholders uniformly and did not affect any stockholder’s percentage ownership interests in the Company. No fractional shares were issued in connection with the Reverse Stock Split. In lieu of fractional shares, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the reclassification and combination following the effective time of the Reverse Stock Split (after taking into account all fractional shares of Common Stock otherwise issuable to such holder) instead received a number of shares rounded up to the nearest whole share. Proportional adjustments were made to the number of shares of Common Stock issuable upon exercise or conversion of the Company’s outstanding equity awards and warrants, as well as the applicable exercise price, except in cases where the applicable agreement provides otherwise. All share and per share amounts in the accompanying condensed consolidated financial statements have been retroactively adjusted to reflect the Reverse Stock Split for all periods presented.

Liquidity and Going Concern

The accompanying condensed consolidated financial statements have been prepared on a basis that assumes the Company will continue as a going concern. The Company has experienced recurring losses from operations and has a net capital deficiency and negative cash flows from operations since its inception. As of September 30, 2025, the Company reported cash and cash equivalents of $5.9 million and an accumulated deficit of $433.7 million. The Company expects to incur losses and use cash in its operations for the foreseeable future.

On May 3, 2024, the Company announced preliminary top-line results from its planned interim analysis of the Phase 2 trial with ABP-450 in the preventative treatment of chronic migraine, which did not meet the primary or secondary endpoints. The Company originally intended to pursue submission of an Original BLA seeking one or more potential therapeutic indications for ABP-450. However, in May 2024, the Company announced the discontinuation of its Phase 2 clinical trials for episodic and chronic migraine in order to implement certain cash preservation measures.

On July 9, 2024, the Company announced a strategic reprioritization to pursue a Section 351(k) biosimilar regulatory pathway for ABP-450, using AbbVie Inc.’s product Botox as a proposed reference product. The Company held an initial meeting with the Food and Drug Administration (the “FDA”) in the third quarter of 2024 during which it aligned with the FDA on next steps to develop a Botox biosimilar. The Company commenced analytical studies in the fourth quarter of 2024 to prepare for an anticipated, and now confirmed Biosimilar Biological Product Development (“BPD”) Type 2a meeting with the FDA to review the results from the analytical studies, including comparative primary structure analysis and select functional analyses, on November 19, 2025.

5

On August 14, 2024, the Company entered into an “at-the-market” sales agreement with Leerink Partners LLC (“Leerink Partners”) relating to an at-the-market offering program (the “ATM”), pursuant to which the Company may offer and sell, from time to time at its sole discretion, shares of common stock, registered pursuant to a shelf registration statement on Form S-3 (No. 333-281562) (as amended and supplemented, the “Registration Statement”) that the Securities and Exchange Commission (the “SEC”) declared effective on August 21, 2024, having aggregate gross proceeds of up to $50.0 million through Leerink Partners as sales agent. Any sales by us pursuant to the Registration Statement, including any sales pursuant to the ATM, will be subject to any limits imposed under applicable law, including General Instructions I.B.1 and I.B.6 of Form S-3. Under the ATM, Leerink Partners is entitled to commission at a rate equal to 3.0% of the gross proceeds from sales of shares of common stock under the ATM. For the three months ended September 30, 2025, there were 105,916 shares issued under the ATM for net proceeds of approximately $84,000. As of September 30, 2025, the cumulative shares issued under the ATM were 379,010 shares, net proceeds were received of approximately $0.3 million, and approximately $49.7 million of common stock remains available to be sold under the ATM. The Company may cancel its at-the-market program at any time upon prior notice, pursuant to its terms.

The commencement of additional studies, preparation for anticipated BPD meetings and any further development of ABP-450 would require additional funding in the form of equity financings or debt. There can be no assurance that such efforts will be successful or that, in the event that they are successful, the terms and conditions of such financing will be commercially acceptable. Furthermore, the use of equity as a source of financing would dilute existing shareholders. The Company is actively attempting to secure additional capital to fund its operations. However, there can be no assurance that the Company will be able to raise additional capital on commercially reasonable terms or at all. As a result of these conditions, management has concluded that there is substantial doubt about the Company’s ability to continue as a going concern and to meet its obligations as they become due within one year after the date that these condensed consolidated financial statements are issued.

The preparation of these condensed consolidated financial statements does not include any adjustments that may result from the outcome of this uncertainty. This basis of accounting contemplates the recovery of the Company’s assets and the satisfaction of the Company’s liabilities and commitments in the normal course of business and does not include any adjustments to reflect the possible future effects of the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

The Company’s future operations are highly dependent on a combination of factors, including (1) the success of its research and development programs; (2) the timely and successful completion of any additional financing; (3) the development of competitive therapies by other biotechnology and pharmaceutical companies; (4) the Company’s ability to manage growth of the organization; (5) the Company’s ability to protect its technology and products; and, ultimately (6) regulatory approval and successful commercialization and market acceptance of its product candidates.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The condensed consolidated financial statements include the accounts of the Company and its controlled subsidiaries.

Unaudited Interim Financial Information

The accompanying interim condensed consolidated balance sheets as of September 30, 2025, condensed consolidated statements of operations and comprehensive (loss) income and stockholders’ deficit for the three and nine months ended September 30, 2025 and 2024, condensed consolidated statement of cash flows for the nine months ended September 30, 2025 and 2024, and the related note disclosures are unaudited. The balance sheet information as of December 31, 2024 is derived from the audited financial statements. These unaudited interim financial statements have been prepared in accordance with U.S. GAAP and, in management’s opinion, on a basis consistent with the audited financial statements and reflect all adjustments which only include normal recurring adjustments necessary for the fair presentation of the Company’s financial position as of September 30, 2025 and its results of operations and comprehensive (loss) income for the three and nine months ended September 30, 2025 and September 30, 2024 and cash flows for the nine months ended September 30, 2025 and 2024. The results for the three and nine months ended September 30, 2025 are not necessarily indicative of the results to be expected for the year ending December 31, 2025 or any other interim period.

6

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes. The Company’s most significant estimates relate to the research and development accruals, valuation of stock-based compensation, and the fair values of contingent consideration, forward purchase agreements, warrant liabilities, convertible notes, among others. Although the Company bases estimates on historical experience, knowledge of current events and actions it may undertake in the future, and on various other assumptions that are believed to be reasonable, the results of which form the basis for making judgments over the carrying values of assets and liabilities, this process may result in actual results differing materially from those estimated amounts used in the preparation of the financial statements.

Segment Reporting

The Company determined that it operates and manages its business as one operating segment, focused on the research and development of ABP-450. The Company’s chief operating decision maker (“CODM”) is the Company’s Chief Executive Officer, who reviews its consolidated operating results for the purpose of assessing liquidity needs, allocating resources and evaluating financial performance. Asset information, including monitoring of its cash and cash equivalents, provided to the CODM is consistent with those reported on the condensed consolidated balance sheets. The key measure of the Company’s single segment profit and loss that the CODM uses to allocate resources and assess performance is the Company’s operating (loss) income as reported on the condensed consolidated statement of operations and comprehensive (loss) income.

The table below shows a reconciliation of the Company’s net (loss) income, including the significant expense categories regularly provided to and reviewed by the CODM, as computed under U.S. GAAP to the Company’s total consolidated net (loss) income as reported in the condensed consolidated statement of operations:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024

Segment operating expenses:
Compensation and benefits	$1,933	$2,382	$6,826	$7,845
Professional and legal fees	450	1,030	2,838	4,748
Office and travel	233	408	746	1,206
Research and development	(86)	196	391	8,359
Total selling, general and administrative, and research and development	2,530	4,016	10,801	22,158
Change in fair value of contingent consideration	(37)	—	(3,509)	(97,464)
Total operating costs and expenses	2,493	4,016	7,292	(75,306)
(Loss) income from operations	(2,493)	(4,016)	(7,292)	75,306
Other segment items:
Change in fair value of convertible notes	(1,877)	(1,878)	(5,362)	(170)
Change in fair value of warrants	(236)	(377)	85,950	(15,376)
Loss on issuance of warrants	—	—	(75,644)	—
Loss on embedded forward purchase agreements and derivative liabilities, net	—	81	—	(19,931)
Other income, net	68	19	263	94
Total other segment items, net	(2,045)	(2,155)	5,207	(35,383)
(Loss) income before taxes	(4,538)	(6,171)	(2,085)	39,923
Income taxes	—	—	—	—
Segment net (loss) income	$(4,538)	$(6,171)	$(2,085)	$39,923

Risk and Uncertainties

The Company is subject to risks common to early-stage companies in the pharmaceutical industry including, but not limited to, dependency on the clinical and commercial success of its current and any future product candidates, ability to obtain regulatory

7

approval of its current and any future product candidates, the need for substantial additional financing to achieve its goals, uncertainty of broad adoption of its approved products, if any, by physicians and patients and significant competition.

The Company relies on Daewoong Pharmaceutical Co., Ltd. (“Daewoong”), a South Korean pharmaceutical manufacturer, as an exclusive and sole supplier to manufacture the Company’s source material for product candidates. Any termination or loss of significant rights, including exclusivity, under the Company’s license and supply agreement with Daewoong (the “Daewoong Agreement”) would materially and adversely affect the Company’s commercialization of its products. See Note 6 Commitments and Contingencies for a discussion of the Daewoong Agreement.

Property and Equipment

Property and equipment are carried at cost less accumulated depreciation and amortization. The cost of property and equipment is depreciated over the estimated useful lives of the respective assets. The Company’s furniture and fixtures are depreciated on a straight-line basis over a period of seven years. Equipment is depreciated over a useful life of five years. Leasehold improvements are amortized over the lesser of the estimated useful life of the asset or the related lease term.

Property and equipment, net, as of September 30, 2025 and December 31, 2024 are as follows (in thousands):

	September 30,	December 31,
	2025	2024
Furniture and fixtures	$199	$199
Equipment	241	237
Leasehold improvements	66	66
Property and equipment	506	502
Accumulated depreciation	(325)	(267)
Property and equipment, net	$181	$235

Other Accrued Expenses

Other accrued expenses were as follows (in thousands):

	September 30,	December 31,
	2025	2024
Legal expenses	$1,403	$2,455
Excise tax liability	569	569
Operating lease liability - short term portion	247	121
Daewoong vial usage	228	—
Remaining other accrued expenses	185	455
Total other accrued expenses	$2,632	$3,600

Convertible Notes

The Company elected to account for its convertible notes at fair value at inception and at each subsequent reporting date. Subsequent changes in fair value are recorded as a component of non-operating (loss) income in the condensed consolidated statements of operations or as a component of other comprehensive (loss) income for changes related to instrument-specific credit risk. As a result of electing the fair value option, direct costs and fees related to the convertible notes are expensed as incurred.

Contingent Consideration

The Company accounts for its contingent consideration as either equity-classified or liability-classified instruments based on an assessment of the Contingent Consideration Shares specific terms (as further defined in Note 5 Fair Value Measurements) and applicable authoritative guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, Distinguishing Liabilities from Equity (“ASC 480”) and Derivatives and Hedging (“ASC 815”). Based on the appropriate guidance, the Company determined that the Contingent Consideration would be classified as a liability on the condensed consolidated balance sheets and remeasured at each reporting period with changes to fair value recorded to the condensed consolidated statements of operations and comprehensive (loss) income.

8

Forward Purchase Agreements

Based on the applicable guidance in ASC 480, ASC 815, Equity (“ASC 505”) and Staff Accounting Bulletin Topic 4.E, Receivables from Sale of Stock (“SAB 4E”), the Company had determined that each of its forward purchase agreements was a freestanding hybrid financial instrument comprising a subscription receivable and embedded features, which were bifurcated and accounted for separately as derivative instruments. The Company recorded the derivatives as liabilities and measured them at fair value each reporting period. For more information, see Note 5 Fair Value Measurement. Subsequent changes in the bifurcated derivatives were recorded in the condensed consolidated statements of operations and comprehensive (loss) income. The forward purchase agreements were terminated in March 2024, and the loss related to the termination was recorded to the condensed consolidated statement of operations and comprehensive (loss) income.

Warrants

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in ASC 480 and ASC 815. The assessment considers whether the warrants are freestanding financial instruments and meet all of the requirements for equity classification, including whether the warrants are indexed to the Company’s own shares of common stock, among other conditions for equity classification. This assessment is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding. For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter until settlement. Changes in the estimated fair value of the warrants are recognized in the condensed consolidated statements of operations and comprehensive (loss) income.

Fair Value of Financial Instruments

Fair value is defined as the exchange price that would be received for an asset or an exit price paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs.

Fair value measurements are based on a three-tiered valuation hierarchy, which is classified and disclosed by the Company in one of the three categories as follows:

•	Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
•

Level 2 — Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities in active markets; quoted prices in markets that are not active; or other inputs that are observable, either directly or indirectly, or can be corroborated by observable market data for substantially the full term of the asset or liability; and

•	Level 3 — Prices or valuation techniques that require unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The categorization of a financial instrument within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Leases

The Company determines whether a contract is, or contains, a lease at inception. Right-of-use (“ROU”) assets represent the Company’s right to use an underlying asset during the lease term, and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. ROU assets and lease liabilities are recognized at lease commencement based upon the estimated present value of unpaid lease payments over the lease term using the Company’s incremental borrowing rate applicable to the underlying asset unless the implicit rate is readily determinable. The Company determines the lease term as the noncancellable period of the lease, and may include options to extend or terminate the lease when it is reasonably certain that the Company will exercise that option. Leases with a term of 12 months or less are not recognized on the balance sheets.

9

Research and Development Expenses

Research and development costs are expensed as incurred. Research and development expenses consist primarily of costs associated with the Company’s biosimilar analyses and clinical studies including clinical trial design, clinical site reimbursement, data management, travel expenses and the cost of products used for biosimilar studies and clinical trials, consulting and internal and external costs associated with the Company’s regulatory compliance and quality assurance functions, including the costs of outside consultants and contractors that assist in the process of submitting and maintaining regulatory filings, and overhead costs. Additionally, research and development expenses include employee compensation, including stock-based compensation, supplies, consulting, prototyping, testing, materials, travel expenses and an allocation of facility overhead expenses. Costs incurred in obtaining technology licenses are charged to acquired in-process research and development (“IPR&D”) if the technology licensed has not reached technological feasibility and has no alternative future use.

The Company accrues the expenses for its biosimilar and clinical trial activities performed by third parties, including clinical research organizations and other service providers, based upon estimates of the work completed over the life of the individual study in accordance with associated agreements. The Company determines these estimates through discussion with internal personnel and outside service providers as to progress or stage of completion of trials or services pursuant to contracts with clinical research organizations and other service providers and the agreed-upon fee to be paid for such services. Payments made to outside service providers in advance of the performance of the related services are recorded as prepaid expenses and other current assets until the services are rendered. The Company settled outstanding liabilities with its clinical research organization for the cervical dystonia and migraine programs and recorded a gain of $0.6 million in research and development expenses on the condensed consolidated statement of operations for the three and nine months ended September 30, 2025. Otherwise, there have been no material adjustments to the Company’s estimates for biosimilar and clinical trial expenses through September 30, 2025.

Stock-Based Compensation

The Company recognizes compensation expense for all share-based awards. The Company accounts for stock-based compensation as measured at grant date, based on the fair value of the award. The Company measures the fair value of awards granted using the Black-Scholes option pricing model, which requires the input of subjective assumptions, including the estimated fair value of common stock, the expected volatility of the Company’s common stock, expected risk-free interest rate, and the option’s expected life. The Company also evaluates the impact of modifications made to the original terms of equity awards when they occur.

The fair value of equity awards that are expected to vest is amortized on a straight-line basis over the requisite service period. Stock-based compensation expense is recognized net of actual forfeitures when they occur, as an increase to additional paid-in capital in the condensed consolidated balance sheets and in selling, general and administrative or research and development expenses in the condensed consolidated statements of operations and comprehensive (loss) income. All stock-based compensation costs are recorded in the condensed consolidated statements of operations and comprehensive (loss) income based upon the underlying employee’s role within the Company.

Net (loss) income Per Share

The Company only has one class of shares. Basic net (loss) income per share is computed by dividing the net (loss) income by the weighted average number of shares of common stock outstanding during the period, without consideration for potentially dilutive shares of common stock. Diluted net (loss) income per share is computed by dividing the net (loss) income by the weighted-average shares of common stock and potentially dilutive securities outstanding during the period using the treasury stock and if-converted methods, unless their inclusion would have been anti-dilutive. For purposes of the diluted net loss per share calculation, warrants, convertible notes and common stock options were considered as potentially dilutive securities.

Since the company was in a loss position for three and nine months ended September 30, 2025 and three months ended September 30, 2024, basic net loss per share is the same as diluted net loss per share as the inclusion of all potentially dilutive shares of common stock was anti-dilutive, while the nine months ended September 30, 2024 contained dilutive securities.

Basic and diluted net (loss) income per share for three and nine months ended September 30, 2025 and 2024 were calculated as follows (in thousands, except share and per share amounts):

Three months ended September 30, 2025
Net loss	$(4,538)
Weighted average shares of common stock outstanding, basic and diluted	11,634,946
Net loss per share, basic and diluted	$(0.39)

10

Nine months ended September 30, 2025
Net loss	$(2,085)
Weighted average shares of common stock outstanding, basic and diluted	8,931,566
Net loss per share, basic and diluted	$(0.23)

Three months ended September 30, 2024
Net loss	$(6,171)
Weighted average shares of common stock outstanding, basic and diluted	549,175
Net loss per share, basic and diluted	$(11.24)

Nine months ended September 30, 2024
Net income	$39,923
Weighted average shares of common stock outstanding, basic	535,693
Net income per share, basic	74.53
Weighted average shares of common stock outstanding, diluted	574,216
Net income per share, diluted	$69.53

The following unweighted potentially dilutive securities outstanding have been excluded from the computation of diluted weighted average shares outstanding because such securities have an anti-dilutive impact:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
Warrants	3,747,798	55,403	3,747,798	55,403
Contingent consideration	—	222,653	—	222,653
Common stock options and restricted stock units	461,962	124,585	461,962	86,061
Convertible notes	399,128	399,128	399,128	399,128
	4,608,888	801,769	4,608,888	763,245

Contingencies

The Company may be, from time to time, a party to various disputes and claims arising from normal business activities. The Company continually assesses litigation to determine if an unfavorable outcome would lead to a probable loss or reasonably possible loss which could be estimated. The Company accrues for all contingencies at the earliest date at which the Company deems it probable that a liability has been incurred and the amount of such liability can be reasonably estimated. If the estimate of a probable loss is a range and no amount within the range is more likely than another, the Company accrues the minimum of the range. In the cases where the Company believes that a reasonably possible loss exists, the Company discloses the facts and circumstances of the litigation, including an estimable range, if possible.

Recent Accounting Pronouncements

Accounting Pronouncements Not Yet Adopted

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740), Improvements to Income Tax Disclosures. This update requires disaggregated information about a reporting entity’s effective tax rate reconciliation as well as information on income taxes paid. ASU 2023-09 is effective for public entities with annual periods beginning after December 15, 2024, with early adoption permitted. The Company is currently evaluating the impact of this guidance on its condensed consolidated financial statements.

In November 2024, the FASB issued ASU 2024-03, Disaggregation of Income Statement Expenses, which is intended to improve financial reporting by requiring disaggregated disclosure of certain costs and expenses. ASU 2024-03 is effective for fiscal years beginning after December 15, 2026 and for interim periods within fiscal years beginning after December 15, 2027, with early adoption permitted, and may be applied on either a prospective or retrospective basis. The Company is currently evaluating the impact of this guidance on its condensed consolidated financial statements.

11

Note 3. Daewoong Convertible Notes

On March 19, 2024, the Company entered into a subscription agreement with Daewoong (the “Subscription Agreement”) relating to the sale and issuance by the Company of senior secured convertible notes (each, a “2024 Convertible Note” and together, the “2024 Convertible Notes”) in the principal amount of up to $15.0 million, which are convertible into shares of the Company’s common stock, subject to certain conditions and limitations set forth in each Convertible Note. Each Convertible Note contains customary events of default, accrues interest at an annual rate of 15.79% and has a maturity date that is three years from the funding date, unless earlier repurchased, converted or redeemed in accordance with its terms prior to such date. The Company will use the net proceeds from each Convertible Note to support the late-stage clinical development of its lead product candidate ABP-450 and for general working capital purposes. Pursuant to the terms of the Subscription Agreement, on March 24, 2024, the Company issued and sold to Daewoong one Convertible Note in the principal amount of $5.0 million, and on April 12, 2024, the Company issued and sold to Daewoong one Convertible Note in the principal amount of $10.0 million.

On March 19, 2024, the Company entered into a Fourth Amendment to the License Agreement (the “License Agreement Amendment”) with Daewoong, which amends that certain License and Supply Agreement, by and between the Company and Daewoong, dated December 20, 2019, as previously amended on July 29, 2022, January 8, 2023 and April 24, 2023 (the “License Agreement”). Pursuant to the terms of the License Agreement Amendment, the License Agreement will terminate if, over any six month period, (a) the Company ceases to commercialize ABP-450 in certain territories specified in the License Agreement and (b) the Company ceases to advance any clinical studies of ABP-450 in such territories. The License Agreement Amendment also provides that, in the event that the License Agreement is terminated for the foregoing reasons, Daewoong will have the right to purchase all Know-How (as defined in the License Agreement) related to ABP-450 for a price of $1.00 (the “Termination Purchase Right”). The Termination Purchase Right will terminate and expire upon Daewoong’s sale of 50% of its common stock, including common stock held by its affiliates and common stock that would be issued upon an Automatic Conversion or Optional Conversion (as defined in the Convertible Notes).

Due to certain embedded features within the convertible notes, the Company elected the fair value option to account for its convertible notes, including any paid-in-kind principal and interest, and the embedded features. For more information on fair value of convertible notes, see Note 5 Fair Value Measurements.

During the three and nine months ended September 30, 2025, the Company recognized $1.9 million and $5.4 million, respectively, of expense related to the increase in the fair value of the 2024 Daewoong Convertible Notes. During the three and nine months ended September 30, 2024, the Company recognized $1.9 million and $0.2 million, respectively, of expense related to the increase in the fair value of the 2024 Daewoong Convertible Notes. As of September 30, 2025 and December 31, 2024, the principal amount outstanding under the 2024 Daewoong Convertible Note was $15.0 million, with an estimated fair value inclusive of accrued interest of $17.1 million and $11.7 million, respectively.

Note 4. Public Offering

On January 6, 2025, the Company entered into an underwriting agreement with Aegis Capital Corp. (“Aegis” or the “Underwriter”) pursuant to which the Company agreed to sell and issue, in an underwritten public offering (the “Offering”) 555,571 Common Units, each consisting of (i) one (1) share of Common Stock, (ii) one (1) Series A Registered Common Warrant to purchase one (1) share of Common Stock per warrant (the “Series A Warrants”) at an exercise price of $45.00 (the “Exercise Price”) and (iii) one (1) Series B Registered Common Warrant to purchase one (1) share of Common Stock per warrant (the “Series B Warrants” and together with the Series A Warrants, the “Warrants”) at an Exercise Price of $45.00.

The Offering was made pursuant to that certain Registration Statement on Form S-3, as amended (File No. 333-281562), which was originally filed on August 15, 2024, and declared effective by the Securities and Exchange Commission on August 21, 2024, including the prospectus contained therein and a prospectus supplement dated January 6, 2025, filed with the Securities and Exchange Commission on January 7, 2025.

The closing of the Offering occurred on January 7, 2025. The Company received net proceeds of approximately $18.3 million from the Offering, after deducting the offering expenses payable by the Company, including the Underwriter’s fees and expenses. The Company intends to use the net proceeds from the Offering for general corporate purposes, including working capital.

The Series A Warrants were exercisable beginning on February 24, 2025, the date of approval by stockholders of the Company (the “Stockholder Approval Date” or the “Initial Exercise Date”), and will expire in February 2030, the sixty (60) month anniversary of the Initial Exercise Date. The Series B Warrants were exercisable beginning on the Initial Exercise Date and will expire in August 2027, on the thirty (30) month anniversary of the Initial Exercise Date.

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Upon issuance, the Warrants have an initial exercise price of $45.00, which will be reset on the eleventh trading date after the Stockholder Approval Date (the “Reset Date”). Prior to the Stockholder Approval Date, the Warrants had a floor price of $20.23, and following stockholder approval, the Warrants will have a floor price of $8.06. The reset price would be the greater of (i) the lowest single trading day volume-weighted average price (“VWAP”) of the Company’s common stock during the reset period and (ii) the floor price, as defined in the agreement.

On February 24, 2025, the Company held a special stockholder meeting, at which stockholders voted, among other matters, to authorize stockholder approval of the Warrants within the context of the agreements for such Warrants. As such, as of February 24, 2025, the Warrants became exercisable. The stock price on the Reset Date was below the floor price following the Stockholder Approval Date, and as such, the exercise price was reset to $8.06.

Additionally, the Company granted Aegis a 45-day option to purchase additional shares of Common Stock and/or Warrants of (i) up to 15.0% of the number of shares of Common Stock sold in the offering, (ii) up to 15.0% of the number of Series A Warrants sold in the offering and (iii) up to 15.0% of the number of Series B Warrants sold in the offering. The purchase price per additional share of Common Stock is equal to the public offering price of one Common Unit (less $0.01 allocated to each full Warrant), less the underwriting discount. The purchase price per additional Warrant is $0.01. On January 7, 2025, Aegis exercised its over-allotment option with respect to 83,334 Series A Warrants and 83,334 Series B Warrants.

The holders of Series A Warrants can effect a cashless exercise if there is no effective registration statement at the time of exercise. The number of common shares to be issued would be calculated as VWAP minus exercise price of the Series A Warrants multiplied by the number Series A Warrants to be cashlessly exercised.

The holders of Series B Warrants may effect an alternative cashless exercise whether or not an effective registration statement is available for the issuance of shares. In such event, the number of shares to be issued would be calculated as the number of Series B Warrants to be cashlessly exercised multiplied by a factor of 3.0.

During the nine months ended September 30, 2025, certain holders of the Series B Warrants exercised 3,438,095 Series B Warrants, in accordance with the alternative cashless exercise provision in the Series B Warrants, resulting in the issuance of 10,314,285 shares of Common Stock of the Company. There were no exercises of Series B Warrants for the three months ended September 30, 2025. The fair value of the warrants exercised on the respective exercise dates for the nine months ended September 30, 2025 was $6.9 million. There were no Series A Warrants exercised during the three and nine months ended September 30, 2025. As of September 30, 2025, there were 3,565,245 and 127,150 units of Series A and Series B warrants outstanding, respectively.

On the date of issuance, the Company recognized a loss on issuance of Warrants of $75.6 million, which reflects the fair value of the warrants in excess of the proceeds received. For the nine months ended September 30, 2025, the Company recognized $58.3 million of income related to the change in fair value of the exercised Series B Warrants. For the three and nine months ended September 30, 2025, the Company recognized $(0.2) million and $18.6 million of (expense) income related to the change in fair value of the remaining outstanding Series A Warrants, respectively, and de minimus and $7.9 million of income related to the change in fair value of the remaining outstanding Series B Warrants, respectively. Refer to Note 5 Fair Value Measurements for additional information.

Note 5. Fair Value Measurements

The Company measures fair value based on the prices that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The carrying value of cash and cash equivalents, accounts payable and accrued liabilities approximate fair value because of the short-term nature of those instruments. The following are other financial assets and liabilities that are measured at fair value on a recurring basis.

Convertible Notes at Fair Value

Due to certain embedded features within the convertible notes, the Company elected the fair value option to account for its convertible notes, including any paid-in-kind principal and interest, and the embedded features. For more information on convertible notes, see Note 3 Daewoong Convertible Notes. The fair value of the convertible notes was determined based on Level 3 inputs using a scenario-based analysis that estimated the fair value of the convertible notes based on the probability-weighted present value of expected future investment returns, considering each of the possible outcomes available to the noteholders, including various qualified financings, corporate transaction and dissolution scenarios. The significant unobservable input assumptions that can significantly change the fair value included (i) the weighted average cost of capital, (ii) the timing of payments, (iii) the discount for lack of

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marketability, and (iv) the probability of certain corporate scenarios. During the three months ended September 30, 2025 and 2024, the Company utilized discount rates ranging from 15% to 60%, reflecting changes in the Company’s risk profile, time-to-maturity probability, and key terms when modified to the convertible notes.

Termination of Forward Purchase Agreements

On March 18, 2024, the Company and ACM ARRT J LLC (“ACM”) entered into a termination agreement (the “ACM Termination Agreement”) terminating that certain Forward Purchase Agreement, dated June 29, 2023, by and among the Company and ACM (the “ACM FPA”). The ACM Termination Agreement provides that ACM will retain 43,056 previously issued shares of common stock held by ACM pursuant to the ACM FPA and its respective subscription agreement (the “ACM Retained Shares”). ACM did not pay any cash to the Company for the ACM Retained Shares and retained all portions of the Prepayment Amount associated with the ACM Retained Shares.

On March 18, 2024, the Company and Polar Multi-Strategy Fund (“Polar”) entered into a termination agreement (the “Polar Termination Agreement”) terminating that certain Forward Purchase Agreement, dated June 29, 2023, by and among the Company and Polar (the “Polar FPA”). The Polar Termination Agreement provides that Polar will retain 44,098 previously issued shares of common stock held by Polar pursuant to the Polar FPA and its respective subscription agreement (the “Polar Retained Shares”). Polar did not pay any cash to the Company for the Polar Retained Shares and retained all portions of the Prepayment Amount associated with the Polar Retained Shares.

As a result of the ACM Termination Agreement and Polar Termination Agreement, the Company recorded a charge to the condensed consolidated statement of operations of $20.3 million during the first quarter of 2024 to reverse the related subscription receivable and derivative liability on the accompanying condensed consolidated balance sheet. Additionally, in the first quarter of 2024, the Company had recorded potential liquidated damages of $3.0 million related to ACM and Polar; however, since ACM and Polar each elected to remove its respective shares from the registration statement, the Company released the liability from the condensed consolidated balance sheet during the second quarter of 2024.

In connection with the negotiation of the Forward Purchase Agreements (and FPA Termination Agreements) and related subscription agreements, J.V.B. Financial Group, LLC, acting through its Cohen & Company Capital Markets division (“CCM”), provided certain consulting services, initially to Priveterra and subsequently to AEON, pursuant to an engagement letter, by and between the Company and CCM, dated July 27, 2023 and amended July 1, 2024 (the “CCM Engagement Letter”). On July 5, 2024, pursuant to the CCM Engagement Letter, the Company issued 5,556 shares of the Company’s common stock to CCM.

Contingent Consideration and Contingent Founder Shares

As part of the Business Combination Agreement, certain Founder Shares and Participating Stockholders shares (together, “Contingent Consideration Shares”), as further discussed below, contain certain contingent provisions.

On April 27, 2023, concurrently with the amendment of the Business Combination Agreement, Priveterra amended the Sponsor Support Agreement to include restriction and forfeiture provisions related to the Founder Shares. In addition, following the Closing, certain AEON stockholders will be issued up to 222,653 additional shares of common stock.

Pursuant to the terms of the amended Sponsor Support Agreement, effective immediately after the Closing, 50% of the Founder Shares (i.e., 47,921 Founder Shares) (the “Contingent Founder Shares”) were unvested and subject to the restrictions and forfeiture provisions set forth in this Sponsor Support Agreement, of which 13,980 of such Contingent Founder Shares were forfeited on June 30, 2025 as the result of a vesting event not occurring. The remaining 50% of the Founder Shares were not subject to such restrictions and forfeiture provisions. The remaining Contingent Founder Shares shall vest, and shall become free of the provisions as follows:

●	13,890 of the Contingent Founder Shares shall vest upon the achievement of the conditions for the issuance of the CD BLA Contingent Consideration Shares (as defined below) on or prior to the CD BLA Outside Date; and
●	20,141 of the Contingent Founder Shares shall vest upon the earlier of (x) the achievement of the conditions for the issuance of the Episodic Migraine Contingent Consideration Shares (as defined below) on or before the Episodic Migraine Outside Date (as defined below) and (y) the achievement of the conditions for the issuance of the Chronic Migraine Contingent Consideration Shares (as defined below) on or before the Chronic Migraine Outside Date (as defined below).

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The Priveterra Sponsor, LLC (the “Sponsor”) has agreed not to vote the Contingent Founder Shares during any period of time that such Contingent Founder Shares are subject to vesting.

Following the Closing, in addition to the consideration received at the Closing and as part of the overall consideration paid in connection with the Merger, certain holders of common stock in Old AEON may be issued a portion of up to 208,657 additional shares of common stock, subject to the occurrence of the following milestones:

●	55,659 shares of common stock, in the aggregate, if, on or before November 30, 2026 (as it may be extended, the “CD BLA Outside Date”), the Company shall have received from the FDA acceptance for review of the BLA submitted by the Company for the treatment of cervical dystonia (such 55,659 shares of common stock, the “CD BLA Contingent Consideration Shares”);
●	55,659 shares of common stock, in the aggregate, if, on or before June 30, 2029 (as it may be extended, the “Episodic Migraine Outside Date”), the Company shall have received from the FDA acceptance for review of the BLA submitted by the Company for the treatment of episodic migraine (such 55,659 shares of common stock, the “Episodic Migraine Contingent Consideration Shares”); provided that in the event the satisfaction of the conditions for the issuance of the Episodic Migraine Contingent Consideration Shares occurs prior to the satisfaction of the conditions for the issuance of the Chronic Migraine Contingent Consideration Shares, then the number of Episodic Migraine Contingent Consideration Shares shall be increased to 152,998 shares of common stock; and
●	97,339 shares of common stock, in the aggregate, if, on or before June 30, 2028, the Company shall have received from the FDA acceptance for review of the BLA submitted by AEON for the treatment of chronic migraine (such 97,339 shares of common stock, the “Chronic Migraine Contingent Consideration Shares”); provided that in the event that the number of Episodic Migraine Contingent Consideration Shares is increased to 152,998, then the number of Chronic Migraine Contingent Consideration Shares shall be decreased to zero and no Contingent Consideration Shares will be issued in connection with the satisfaction of the conditions to the issuance of the Chronic Migraine Contingent Consideration Shares.
●	In the event that the Company licenses any of its products (except in connection with migraine or cervical dystonia indications) to a third-party licensor for distribution in the U.S. market (a “Qualifying License”) prior to the satisfaction of (x) the conditions for the issuance of the Episodic Migraine Contingent Consideration Shares and (y) the conditions for the issuance of the Chronic Migraine Contingent Consideration Shares, then upon the entry of AEON into such Qualifying License, 27,992 shares of common stock shall become due and payable to Participating Stockholders and the number of Episodic Migraine Contingent Consideration Shares and (A) the number of Episodic Migraine Contingent Consideration Shares shall be reduced by 13,996 or by 27,992 and (B) the number of Chronic Migraine Contingent Consideration Shares shall be reduced by 13,996, but not below zero.

The Company classifies the Contingent Consideration as a liability on the condensed consolidated balance sheets and remeasures at each reporting period with changes to fair value recorded to the condensed consolidated statements of operations and comprehensive (loss) income.

The Company utilized the Probability-Weighted Expected Return Method (PWERM) model to value the contingent consideration based on earnout milestones, probability of forfeiture and success scenarios. For the three and nine months ended September 30, 2025 and September 30, 2024, the Company recognized $37 thousand, $3.5 million, $0 and $97.5 million of income, respectively, related to the change in fair value of contingent consideration on the condensed consolidated statements of operations and comprehensive (loss) income, and relates to the change in probabilities of achieving certain scenarios prior to and following the clinical results released in the second quarter of 2024 and changes in the Company’s stock price during the period. As of September 30, 2025 and December 31, 2024, the contingent consideration liability was $32 thousand and $3.5 million, respectively.

Warrants

Public and Private Placement Warrants related to the Closing

Upon the Closing, 201,112 warrants, consisting of 127,788 public warrants sold in Priveterra’s initial public offering and 73,334 warrants issued in a concurrent private placement, were outstanding. The terms of the warrants are governed by a Warrant Agreement dated February 8, 2021 between the Company (then known as Priveterra Acquisition Corp.) and Continental Stock Transfer & Trust Company (the “Warrant Agreement”).

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Public warrants related to the Closing

Each whole public warrant entitles the holder to purchase one share of the Company’s common stock at a price of $828.00 per share. The public warrants became exercisable 30 days after the completion of the Merger, and will expire at 5:00 p.m., New York City time, on July 21, 2028, the five-year anniversary of the completion of the Merger, or earlier upon redemption or liquidation. Warrant holders may, until such time as there is an effective registration statement and during any period when the Company has failed to maintain an effective registration statement covering the shares of the Company’s common stock issuable upon exercise of the warrants, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exception. When exercised on a cashless basis, the number of shares received per warrant is capped at 1.0.

The Company may call the public warrants for redemption for cash:

●	in whole and not in part;
●	at a price of $0.72 per warrant;
●	upon not less than 30 days’ prior written notice of redemption to each warrant holder (the “30-day redemption period”);
●	if, and only if, there is an effective registration statement under the Securities Act of 1933 covering the issuance of the shares of common stock issuable upon exercise of the warrants, and a current prospectus relating thereto, available through the 30-day redemption period; and
●	if, and only if, the closing price of the Company's common stock equals or exceeds $1,296.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending three business days before the Company sends to the notice of redemption to the warrant holders.

The Company may also call the public warrants for redemption:

●	in whole and not in part;
●	at $7.20 per warrant upon a minimum of 30 days’ prior written notice of redemption provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares to be determined by reference to a table in the Warrant Agreement, based on the redemption date and the “fair market value” (as defined in the Warrant Agreement) of common stock except as otherwise described below; and
●	if, and only if, the closing price of the Company’s common stock equals or exceeds $720.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending three business days before the Company sends to the notice of redemption to the warrant holders.

On March 29, 2024, the Company delivered notice of redemptions to warrant holders with a redemption date of April 29, 2024 for cashless redemptions of the Company’s outstanding public warrants. The number of shares of common stock that each exercising warrant holder received by virtue of the cashless exercise (instead of paying the $11.50 per public warrant cash exercise price) was calculated in accordance with the terms of the Warrant Agreement. Any remaining unexercised public warrants on the redemption date were cancelled and the public warrant holders received the redemption price of $0.10 for each public warrant. The Company paid $21 thousand in April 2024 related to the cancellation of the remaining 2,881 public warrants on the redemption date.

Private placement warrants related to the Closing

Each private placement warrant was identical to the public warrants initially sold by Priveterra in the IPO, except that the private placement warrants, so long as they are held by the Sponsor or its permitted transferees, (i) will not be redeemable by the Company and (ii) may be exercised by the holders on a cashless basis.

Warrant exercises for Warrants related to the Closing

There were no warrants related to the Closing exercised during the three and nine months ended September 30, 2025 and the three months ended September 30, 2024. During the nine months ended September 30, 2024, there were 142,828 warrants exercised on a cashless basis for 27,310 shares of common stock, with an impact to additional paid in capital of $15.0 million. A summary of activity for the Company’s issued and outstanding public and private warrants related to the Closing for the nine months ended September 30, 2025 and 2024 is as follows:

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	Public	Private

Issued and Outstanding, January 1, 2025	—	55,403
Number of warrants issued	—	—
Number of warrants exercised	—	—
Number of warrants cancelled	—	—
Issued and Outstanding, September 30, 2025	—	55,403

Issued and Outstanding, January 1, 2024	127,778	73,334
Number of warrants exercised	(124,897)	(17,931)
Number of warrants cancelled	(2,881)	—
Issued and Outstanding, September 30, 2024	—	55,403

The private warrants are accounted for as a liability with changes in the fair value recorded to the condensed consolidated statement of operations. The Company utilized the Black-Scholes option pricing model (Level 3), which requires the input of subjective assumptions, including the Company’s stock price, expected volatility of the Company’s common stock, expected risk-free interest rate, and the option’s expected remaining life. The fair value of the warrants at September 30, 2025 and December 31, 2024 were de minimus and $1.2 million, respectively. For the three and nine months ended September 30, 2025 and 2024, the Company recorded de minimus, $1.2 million, $(0.4) million, and $(15.4) million, respectively, of income (expense) related to the change in fair value of the warrants related to the Closing.

Series A and Series B Warrants

The measurement of fair value for the Series A and Series B warrants were determined utilizing a Monte-Carlo simulation considering all relevant assumptions at the date of issuance of January 7, 2025 and at September 30, 2025. The fair value on grant date was recorded as a liability on the condensed consolidated balance sheets and changes in fair value will be recognized at each reporting period on the condensed consolidated statement of operations.

The table below summarizes the significant assumptions:

	September 30,		January 7
	2025		2025
	Series A	Series B	Series A	Series B
	(Level 3)	(Level 3)	(Level 3)	(Level 3)
Stock Price	$0.81	$0.81	$15.91	$15.91
Exercise Price	8.06	8.06	45.00	45.00
Expected volatility	151.00%	203.00%	99.00%	130.00%
Risk-free interest rate	3.70%	3.60%	4.36%	4.22%
Expected life (in years)	4.27	1.77	5.00	2.50
Expected dividend yield	—	—	—	—

The grant date fair values for these warrants were $94.0 million, comprised of $20.7 million and $73.3 million for Series A and Series B Warrants, respectively, on January 7, 2025 and was recorded as a liability as of the grant date due to certain exercise price adjustment provisions occurring in connection with future events. Proceeds were allocated to the warrant liability based on the fair value as of grant date of the warrants of $94.0 million. As the fair value of the warrants issued were greater than the proceeds received, the Company recognized a loss on issuance of common shares and the warrants of $75.6 million.

A summary of activity for the Company’s issued and outstanding Series A and Series B warrants for the nine months ended September 30, 2025 is as follows:

	Series A	Series B

Issued and Outstanding, January 1, 2025	—	—
Number of warrants issued	3,565,245	3,565,245
Number of warrants exercised	—	(3,438,095)
Issued and Outstanding, September 30, 2025	3,565,245	127,150

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Summary of Recurring Fair Value Measurements

The following details the Company’s recurring measurements for assets and liabilities at fair value (in thousands):

	Convertible Notes	Warrant Liabilities	Contingent Consideration	Embedded Forward Purchase Agreement and Make Whole Derivative
	(Level 3)	(Level 3)	(Level 3)	(Level 3)

Balance, January 1, 2025	$11,689	$1,187	$3,541	$—
Issuance of convertible notes	—	—	—	—
Issuance of warrants	—	93,986	—	—
Change in fair value	5,362	(85,950)	(3,509)	—
Warrant cashless exercise	—	(6,885)	—	—
Termination of forward purchase agreements	—	—	—	—
Balance, September 30, 2025	$17,051	$2,338	$32	$—

Balance, January 1, 2024	$—	$1,447	$104,350	$41,043
Issuance of convertible notes	15,000	—	—	—
Change in fair value	170	15,376	(97,464)	(399)
Warrant cashless exercise	—	(14,979)	—	—
Termination of forward purchase agreements	—	—	—	(40,380)
Balance, September 30, 2024	$15,170	$1,844	$6,886	$264

Note 6. Commitments and Contingencies

Operating Leases

In December 2021, the Company entered into a three-year non-cancellable lease for office space. The lease was extended for an additional five years in March 2024. The lease does not include variable or contingent lease payments. An operating lease asset and liability are recognized based on the present value of the remaining lease payments discounted using the Company’s incremental borrowing rate. Lease expense is recognized on a straight-line basis over the lease term.

The following table summarizes supplemental balance sheet information related to the operating lease as of September 30, 2025 (in thousands):

Minimum lease payments by fiscal year
2025 (Remaining)	$72
2026	297
2027	307
2028	318
2029	329
Thereafter	—
Total future minimum lease payments	1,323
Less: Imputed interest	(119)
Present value of lease payments	1,204
Less: Current portion (included in other accrued expenses)	(247)
Noncurrent operating lease liability	$957
Operating lease right-of-use asset	$1,112
Remaining lease term in years	4.3
Discount rate	4.3%

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The following table summarizes supplemental disclosures of operating cost and cash flow information related to operating leases for three and nine months ended September 30, 2025 and 2024 (in thousands).

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
Cost of operating leases	$72	$72	$217	188
Cash paid for operating leases	72	80	103	239

Daewoong License and Supply Agreement

On December 20, 2019, the Company entered into the Daewoong Agreement, pursuant to which Daewoong agreed to manufacture and supply ABP-450 and grant the Company an exclusive license for therapeutic indications to import, distribute, promote, market, develop, offer for sale and otherwise commercialize and exploit ABP-450 in the United States, the European Union, the United Kingdom, Canada, Australia, Russia, the Commonwealth of Independent States and South Africa (collectively the “covered territories”).

Daewoong supplies the Company with ABP-450 at an agreed-upon transfer price, with no milestone or royalty payments and no minimum purchase requirements. Daewoong is responsible for all costs related to the manufacturing of ABP-450, including costs related to the operation and upkeep of its manufacturing facility, and the Company is responsible for all costs related to obtaining regulatory approval, including clinical expenses, and commercialization of ABP-450. The Company’s exclusivity is subject to its exercise of commercially reasonable efforts to: (i) achieve all regulatory approvals necessary for ABP-450 to be marketed in the territory for therapeutic indications and (ii) commercialize ABP-450 in the territory for therapeutic indications. During the term of the Daewoong Agreement, the Company cannot purchase, sell or distribute any competing products in a covered territory or sell ABP-450 outside a covered territory.

The initial term of the Daewoong Agreement is from December 20, 2019 to the later of (i) the fifth anniversary of approval from the relevant governmental authority necessary to market and sell ABP-450 or (ii) December 20, 2029, and automatically renews for unlimited additional three-year terms, provided the Daewoong Agreement is not earlier terminated. The Daewoong Agreement will terminate upon written notice by either the Company or Daewoong upon a continuing default that remains uncured within 90 days (or 30 days for a payment default) by the other party, or without notice upon the bankruptcy or insolvency of the Company.

The Company has recorded $0.2 million and $0 as a liability in accrued expenses on the condensed consolidated balance sheets as of September 30, 2025 and December 31, 2024 for ABP-450 supplies, respectively.

Legal Proceedings

The Company, from time to time, is involved in various litigation matters or regulatory encounters arising in the ordinary course of business that could result in unasserted or asserted claims or litigation. Other than as described below, the Company is not subject to any currently pending legal matters or claims that would have a material adverse effect on its accompanying financial position, results of operations or cash flows.

On September 18, 2023, Odeon Capital Group LLC (“Odeon”) filed a lawsuit against the Company in the Supreme Court of the State of New York, alleging that the Company failed to pay Odeon’s deferred underwriting fee of $1.25 million, and seeking monetary damages for the full amount of its claimed underwriting fee, punitive damages, attorneys’ fees and other amounts, totaling approximately $1.7 million, which was recorded in other accrued expenses on the condensed consolidated balance sheets as of December 31, 2024. On October 31, 2025, the Company entered into a settlement agreement with Odeon to settle the lawsuit in exchange for $1.0 million in cash, $0.3 million shares of common stock and 125,000 warrants to purchase shares of common stock with an exercise price of $2.00 and a three-year term. The Company recorded a gain on settlement of $0.4 million to selling, general and administrative expenses on the condensed consolidated statement of operations for the three and nine months ended September 30, 2025.

In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties and provide for general indemnifications. The Company’s exposure under these agreements is unknown because it involves claims that may be made against the Company in the future, but have not yet been made. The Company accrues a liability for such matters when it is probable that future expenditures will be made and such expenditures can be reasonably estimated. See Note 2 Summary of Significant Accounting Policies for additional information.

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Note 7. Common Stock

On February 24, 2025, the Company held a special stockholder meeting, at which stockholders voted, among other matters, to amend the Company’s Certificate of Incorporation, as amended and restated, to increase the number of authorized common stock from 500,000,000 to 1,040,000,000 shares of common stock at par value of $0.0001 per share. The holders of common stock are entitled to receive dividends whenever funds are legally available, when and if declared by the Company’s Board of Directors. As of September 30, 2025, there have been no cash dividend declared to date. Each share of common stock is entitled to one vote.

Common Stock Reserved

The table below summarizes the Company’s reserved common stock for further issuance as of September 30, 2025 and December 31, 2024:

	September 30,	December 31,
	2025	2024

Stock options issued and outstanding	158,005	98,971
Restricted stock units (unvested)	303,957	25,613
Shares available for future issuance under the stock incentive plans and employee stock purchase plan	720,800	25,818
Warrants	3,747,798	55,403
Contingent consideration	208,657	222,653
Convertible notes	399,128	399,128
Total common stock reserved	5,538,345	827,586

2023 Employee Stock Purchase Plan (“ESPP”)

The 2023 Employee Stock Purchase Plan assists eligible employees in acquiring a stock ownership interest of the Company’s common stock in consideration of the participating employees’ continued services. Eligible employees will be entitled to purchase, by means of payroll deductions, limited amounts of the Company’s common stock at a discount during periodic offering periods. There were 6,780 shares initially reserved for issuance under the 2023 ESPP, which shall automatically increase on January 1 of each calendar year beginning and including January 1, 2024 and ending on and including January 1, 2033, by an amount equal to the lesser of (i) 1.0% of the total number of shares of common stock issued and outstanding on January 1 of the year in which such increase is to occur, or (ii) such smaller number of shares of common stock as may be established by the Board of Directors. As of September 30, 2025, there were 19,419 shares available for issuance. There have been no shares issued under the 2023 ESPP.

Note 8. Share-based Compensation

2019 Incentive Award Plan

The following table summarizes stock option activity under the 2019 Award Plan:

		Weighted
		Average
	Number of	Exercise
	Shares	Price
Outstanding, January 1, 2025	47,955	$720.00
Options granted	—	—
Options forfeited	—	—
Outstanding, September 30, 2025	47,955	$720.00
Exercisable, September 30, 2025	44,595	$720.00

As of September 30, 2025 and December 31, 2024, the weighted average remaining contractual life of options outstanding and options exercisable was 5.3 years and 6.0 years, respectively.

During the three and nine months ended September 30, 2025 and 2024, the Company recognized $0.3 million and $1.3 million, $0.7 million and $2.3 million, respectively, of share-based compensation expense related to stock options granted.

As of September 30, 2025 and December 31, 2024, total unrecognized compensation expense related to nonvested stock options was $0.5 million and $1.8 million, respectively, which is expected to be recognized over the weighted-average remaining requisite service period of 1 month and 4 months, respectively.

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The following table summarizes restricted stock units activity under the 2019 Award Plan:

		Weighted
		Average
	Number of	Grant Date
	Shares	Fair Value
Outstanding, January 1, 2025	11,398	$780.48
Granted	—	—
Vested	(1,639)	—
Forfeited	—	—
Outstanding, September 30, 2025	9,759	$780.48

During three and nine months ended September 30, 2025 and 2024, the Company recognized $0.3 million, $1.0 million, $0.3 million and $1.1 million, respectively, of share-based compensation expense related to restricted stock units granted, excluding restricted stock units with earnout vesting criteria. For the restricted stock units with earnout vesting criteria, the Company recognized $0.1 million and $0.5 million for the three and nine months ended September 30, 2024. As of September 30, 2025, the Company determined that the earnout vesting criteria was no longer probable, as such, the Company reversed $1.0 million of share-based compensation expense related to the restricted stock units with earnout criteria during the three and nine months ended September 30, 2025.

As of September 30, 2025 and December 31, 2024, total unrecognized compensation expense related to nonvested restricted stock units was $2.0 million and $3.0 million, respectively, which is expected to be recognized over the weighted-average remaining requisite service period of 14 months and 21 months, respectively. The unrecognized compensation expense with the earnout criteria as of September 30, 2025 and December 31, 2024 of $5.1 million and $4.3 million, respectively, will be recognized when the milestones are determined to be probable over the RSUs vesting term, calculated as the period from the date the milestone was determined to be probable and the expected achievement date of the milestone.

2023 Incentive Award Plan

As of September 30, 2025 there were 40,398 shares of common stock available for issuance under the Company’s 2023 Incentive Award Plan (the “2023 Award Plan”). The following table summarizes stock options activity under the 2023 Award Plan:

		Weighted
		Average
	Number of	Exercise
	Shares	Price

Outstanding, January 1, 2025	51,016	$242.14
Options granted	—	—
Options forfeited	—	—
Outstanding, September 30, 2025	51,016	$242.14
Exercisable, September 30, 2025	32,426	$—

The weighted average remaining contractual life of options outstanding and options exercisable as of September 30, 2025 and December 31, 2024 was 8.7 years and 9.5 years, respectively.

During the three and nine months ended September 30, 2025 and 2024, the Company recognized $0.6 million, $1.9 million, $0.5 million and $1.0 million respectively, of share-based compensation expense related to stock options granted. As of September 30, 2025 and December 31, 2024, total unrecognized compensation expense related to nonvested stock options was $3.4 million and $5.3 million, respectively, which is expected to be recognized over the weighted-average remaining requisite service period of 10 months and 19 months, respectively.

The following table summarizes restricted stock units activity under the 2023 Award Plan:

		Weighted
		Average
	Number of	Grant Date
	Shares	Fair Value

Outstanding, January 1, 2025	14,215	$60.05

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Granted	—	—
Vested	—	—
Forfeited	—	—
Outstanding, September 30, 2025	14,215	$60.05

During the three and nine months ended September 30, 2025, the Company recognized $0.1 million and $0.3 million, and de minimus stock-based compensation expenses for the three and nine months ended September 30, 2024.

As of September 30, 2025 and December 31, 2024, total unrecognized compensation expense related to nonvested restricted stock units was $0.4 million and $0.7 million, respectively, which is expected to be recognized over the weighted-average remaining requisite service period of 11 and 20 months, respectively.

In May 2025, under the 2023 Award Plan, the Board approved cash-settled restricted stock units, which are share-based awards granted to employees and directors over a vesting period that entitle the grantee to receive the cash equivalent to the value of a share of the Company’s common stock upon each vesting anniversary.

During the three and nine months ended September 30, 2025, there were 5,288,059 cash-settled restricted stock units granted with weighted-average grant date fair value of $0.81 with one, three, and four-year vesting, subject to continued service through the applicable vesting date. There were no units vested as of September 30, 2025.

The Company has elected to account for cash-settled restricted stock units in accordance with ASC 718. The Company will recognize compensation expense on the condensed consolidated statement of operations and record the associated liability to accrued compensation on the condensed consolidated balance sheets using straight-line method over the service period. Additionally, changes in fair value of the awards will be recorded to operating costs on the condensed consolidated statement of operations at each reporting date until settlement, reflecting changes in the underlying stock price.

During the three and nine months ended September 30, 2025, the Company recognized $0.6 million and $0.7 million of share-based compensation expense related to cash-settled restricted stock units granted. As of September 30, 2025, total unrecognized compensation expense related to nonvested cash-settled restricted stock units was $3.6 million, which is expected to be recognized over the weighted-average remaining requisite service period of 34 months. As of September 30, 2025, the liability related to cash-settled restricted stock units was $0.7 million in accrued compensation on the condensed consolidated balance sheet.

2025 Employee Inducement Incentive Award Plan

Effective April 19, 2025, the Board adopted the 2025 Employment Inducement Incentive Award Plan (the “Inducement Plan”) and, subject to the adjustment provisions of the Inducement Plan, reserved 1,000,000 shares of the Company’s Class A common stock for issuance pursuant to equity awards granted under the Inducement Plan. The Inducement Plan provides for the grant of equity-based awards, including non-statutory stock options, restricted stock units, restricted stock, stock appreciation rights, performance shares and performance stock units, and its terms are substantially similar to the 2023 Award Plan. In accordance with the NYSE American Company Guide, awards under the Inducement Plan may only be made to individuals not previously employees or non-employee directors of the Company (or following such individuals’ bona fide period of non-employment with the Company), as an inducement material to the individuals’ entry into employment with the Company or being rehired following a bona fide period of interruption of employment by the Company. The Inducement Plan was adopted without stockholder approval pursuant to the applicable provisions of the NYSE American Company Guide. As of September 30, 2025, there were 660,983 shares of common stock available for issuance under the Inducement Plan.

For the nine months ended September 30, 2025 there were 59,034 stock options issued, with weighted average exercise price of $0.41. The weighted average fair value of options granted as of September 30, 2025 was $0.37. The weighted average remaining contractual life of options outstanding and options exercisable as of September 30, 2025 was 9.6 years. During the three and nine months ended September 30, 2025, the Company recognized de minimus amounts of share-based compensation expense related to stock options granted. As of September 30, 2025, total unrecognized compensation expense related to nonvested stock options was $20 thousand, which is expected to be recognized over the weighted-average remaining requisite service period of 43 months.

For the nine months ended September 30, 2025, there were 279,983 restricted stock units issued, with weighted averaged grant date fair value of $0.49. During the three and nine months ended September 30, 2025, the Company recognized de minimus amounts of share-based compensation expense related to restricted stock units granted. As of September 30, 2025, total unrecognized compensation expense related to nonvested restricted stock units was $0.1 million, which is expected to be recognized over the weighted-average remaining requisite service period of 43 months.

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Share-based Compensation Expense and Valuation Information

The Company accounts for the measurement and recognition of compensation expense for all share-based awards based on the estimated fair value of the awards. The fair value of share-based awards is amortized on a straight-line basis over the requisite service period. The Company records share-based compensation expense net of actual forfeitures.

During the three and nine months ended September 30, 2025 and 2024, the Company recognized $1.0 million, $4.4 million $1.6 million and $4.9 million, respectively, of share-based compensation expense, of which $0.6 million, $3.3 million, $1.2 million, and $3.7 million, respectively, were in selling, general and administrative expenses, and $0.3 million and $1.1 million and $0.4 million and $1.3 million respectively, were in research and development expenses in the accompanying condensed consolidated statements of operations and comprehensive (loss) income.

The fair value of stock options granted under the Award Plan was estimated using the following assumptions:

	Nine Months Ended
	September 30,
	2025	2024

Expected volatility	123%	47% – 87%
Risk-free interest rate	3.9%	3.7% – 4.3%
Expected life (in years)	6.25	5.27 – 6.25
Expected dividend yield	—	—

Note 9. Subsequent Events

The Company has further evaluated subsequent events for recognition and remeasurement purposes as of and for the three and nine months ended September 30, 2025. After review and evaluation, management has concluded that there were no material subsequent events as of the date of the issuance of the financial statements, except as described below.

On October 31, 2025, the Company entered into a settlement agreement with Odeon to settle a lawsuit filed against the Company in exchange for $1.0 million in cash, $0.3 million shares of common stock and 125,000 warrants with exercise price of $2.00 and a three year term. The Company recorded a gain on settlement of $0.4 million to selling, general and administrative expenses on the condensed consolidated statement of operations for the three and nine months ended September 30, 2025.

On November 12, 2025, the Company entered into a securities purchase agreement for a private placement (“PIPE”) financing for: (i) the sale of 6,581,829 shares of the Company’s Class A common stock (or pre-funded warrants in lieu of shares) at a price per share of $0.9116, for gross proceeds of $6 million; (ii) five-year warrants to purchase up to 6,581,829 shares of Class A common stock at an exercise price of $1.094 per share (the “PIPE Warrants”); and (iii) the investors’ rights to receive anti-dilutive warrants following the exchange of the Daewoong 2024 Convertible Notes, for a number of shares not to exceed 6,581,829 shares (the “anti-dilutive Warrants”). The PIPE financing will close in two stages. The first closing is expected to occur in November 2025, subject to the satisfaction of customary closing conditions, and result in $1.79 million in gross proceeds to the Company. The second closing will be subject to stockholder approval, the closing of the exchange of the Daewoong 2024 Convertible Notes, and other customary closing conditions. The PIPE Warrants and anti-dilutive Warrants will be issued only at the second closing. The Company plans to use net proceeds to further advance analytical work for its ABP-450 biosimilar program, and for general corporate purposes.

On November 13, 2025, the Company announced that it has entered into a binding term sheet with Daewoong contemplating the exchange of the 2024 Convertible Notes of $15.0 million in principal plus accrued interest for approximately 23,103,694 shares of Class A common stock (or pre-funded warrants in lieu of shares), a $1.5 million new convertible note due 2030 with interest rate of 15.79%, and approximately 8 million cash-exercise warrants on the same term as the PIPE Warrants (the “Exchange”). The parties expect to enter into definitive documentation for the Exchange in the coming weeks following execution of definitive documentation. The consummation of the Exchange will be subject to stockholder approval.

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APPENDIX B-2

MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025 AND 2024

(AS INCLUDED IN THE COMPANY’S QUARTERLY REPORT

ON FORM 10-Q FILED NOVEMBER 14, 2025)

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion and analysis of financial condition and results of operations should be read together with the consolidated financial statements and the related notes and other financial information included elsewhere in this Report. Some of the information contained in this discussion and analysis contains forward-looking statements that involve risks and uncertainties. As a result of many factors, such as those set forth in the sections of this Report captioned “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements”, actual results may differ materially from those anticipated in these forward-looking statements. Unless the context otherwise requires, references to “we”, “us”, “our,” “AEON” and “the Company” refer to the business and operations of AEON Biopharma, Inc. and its consolidated subsidiaries.

Company Overview

We are a biopharmaceutical company seeking accelerated and full-label United States (“U.S.”) market entry by developing our ABP-450 as a BOTOX® biosimilar for debilitating medical conditions. We plan to develop and seek regulatory approval of ABP-450 as a biosimilar product in the U.S. through submission of a Biologics License Application, (“BLA”), under Section 351(k) of the Public Health Service Act, (“Section 351(k) BLA”) with the ultimate goal of addressing the global therapeutic botulinum toxin market, which we estimate to be at least $3.3 billion based on AbbVie’s reported global revenues for its therapeutic Botox segment for the fiscal year ended 2024. ABP-450 is manufactured by Daewoong Pharmaceutical in compliance with current Good Manufacturing Practice (“cGMP”), in a facility that has been approved by the U.S. Food and Drug Administration, Health Canada, and European Medicines Agency. ABP-450 is the same botulinum toxin complex that is currently approved as a biosimilar in Mexico, India and Philippines and, in the U.S., is approved to provide temporary improvement in the appearance of moderate to severe glabellar lines for certain adult patients and marketed by Evolus, Inc. under the name Jeuveau in the U.S. and Nuceiva in Canada and the European Union. We have exclusive development and distribution rights for therapeutic uses of ABP-450 in the U.S., Canada, the European Union, the United Kingdom, and certain other international territories. We have built a highly experienced management team with specific experience in biopharmaceutical and botulinum toxin development and commercialization.

We originally intended to pursue a submission of a BLA under Section 351(a) of the Public Health Service Act, or an Original BLA, seeking one or more potential therapeutic indications for ABP-450. We had completed a Phase 2 study of ABP-450 for the treatment of cervical dystonia and completed enrollment and dosing of patients for a Phase 2 double blind study of ABP-450 for the treatment of both chronic and episodic migraine. However, our Phase 2 clinical trials for episodic and chronic migraine did not meet their respective primary endpoints. In May 2024, we announced the discontinuation of our Phase 2 clinical trials for episodic and chronic migraine in order to implement certain cash preservation measures.

On July 9, 2024, we announced a strategic reprioritization to pursue a 351(k) biosimilar regulatory pathway for ABP-450, using AbbVie Inc.’s product Botox as a proposed reference product for all of the indications for which Botox is approved, other than the cosmetic uses for which we do not hold development or commercialization rights.

The FDA regulates biosimilars under the Public Health Service Act’s 351(k) pathway, which requires developers to demonstrate that a proposed product is highly similar to an approved reference biologic with no clinically meaningful differences in safety, purity, or potency. Analytical similarity is the scientific foundation of this process, representing the most critical and data-intensive phase of development. Once analytical comparability across key quality attributes is established, subsequent FDA interactions focus on confirming whether any residual uncertainty requires limited clinical evaluation.

We held an initial meeting with the FDA in the third quarter of 2024 during which we aligned with the FDA on next steps to develop a Botox biosimilar. We commenced analytical studies in the fourth quarter of 2024 to prepare for an anticipated, now confirmed BPD Type 2a meeting with the FDA on November 19, 2025 to review the results from the analytical studies, including comparative primary structure analysis and select functional analyses.

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The initial results from our analytical studies indicate a 100% amino acid sequence match confirmed between ABP-450 and Botox, based on sequence coverage of 93% to 99% for the five proteins that comprise the 900kD botulinum toxin type A complex, using liquid chromatography/mass spectrometry (“LC/MS”) analysis of more than 3,400 peptides across multiple lots of ABP-450 and Botox, without any sequence deviations observed. Additionally, ABP-450 also demonstrated highly similar potency across two distinct assays (LD50 - in vivo biological activity and CBPA - cell-based potency assay) to support clinical dose predictability, comparable vial to vial active ingredient composition using ELISA - further supporting dose similarity and reliability, and functional cleavage of SNAP-25, consistent with the mechanism of action. The Company expects to perform additional analyses to seek regulatory approval of ABP-450 as a biosimilar to Botox for therapeutic indications.

Botulinum toxins represent a well-characterized class of biologic therapeutics with over 230 potential therapeutic uses documented in the published scientific literature and twelve FDA-approved indications in the United States. ABP-450 has been previously evaluated in multiple clinical and preclinical programs, including Phase 2 studies in cervical dystonia and migraine and preclinical work in gastroparesis and neuropsychiatric models. The Phase 2 cervical dystonia program met its primary and key secondary endpoints and, together with its open-label safety extension, provides human clinical data supporting the safety and efficacy of ABP-450. We are not currently pursuing additional 351(a) indication-specific development programs, but we retain related intellectual property and know-how that could support future collaborations or lifecycle opportunities.

We license ABP-450 from Daewoong, a South Korean pharmaceutical manufacturer, and have exclusive development and distribution rights for therapeutic indications in the U.S., Canada, the European Union, the United Kingdom, and certain other international territories. Daewoong licenses the same 900 kDa botulinum toxin to Evolus for cosmetic indications, which Evolus markets and sells under the name Jeuveau in the United States and Nuceiva in Canada and the European Union. Prior to licensing the botulinum toxin complex to Evolus, Daewoong conducted a broad preclinical development program for ABP-450 that was primarily focused on safety to support any clinical indication. Subsequently, Evolus completed a comprehensive clinical development program of the same botulinum toxin complex and has received approval from regulatory authorities in the United States, the European Union and Canada to market and sell Jeuveau in the United States and Nuceiva in Canada and the European Union for the temporary improvement in the appearance of moderate to severe glabellar, or frown, lines in adults. Over 2,100 adult subjects with moderate to severe glabellar lines at maximum frown participated in Evolus’ clinical development program, and each of Evolus’ Phase 3 clinical studies successfully met their respective primary safety and efficacy endpoints. While none of these preclinical or clinical programs specifically contemplated any therapeutic use of ABP-450, given that the FDA’s regulatory requirements are generally the same for the cosmetic or therapeutic use of a toxin, we believe that the positive data derived from these preclinical and clinical studies will support the clinical development and anticipated future safety labeling of ABP-450 for our 351(k) biosimilar program, across all labeled dose ranges.

We plan to pursue approval of a BLA under Section 351(k) that exclusively contemplates therapeutic indications for ABP-450, which we believe could improve provider reimbursement for ABP-450, if approved. Existing botulinum toxins, including Botox, are approved under a single BLA for both therapeutic and cosmetic indications. As a result, other botulinum toxins are required to include the sales prices of both therapeutic and cosmetic botulinum toxin sales when calculating the average selling price, or ASP, that is used to determine the reimbursement amount physicians receive for therapeutic usage. The inclusion of a lower cosmetic sales price in the calculation of ASP can cause physicians that inject for therapeutic applications to lose money when treating patients with existing botulinum toxins and also creates a deterrent to providing payors and/or providers with rebates or other financial incentives. If we are successful in obtaining a BLA under Section 351(k) for therapeutic indications of ABP-450, the ASP for ABP-450 would be calculated using only therapeutic sales, which we believe would facilitate consistent and favorable product reimbursement to physicians when they choose to use ABP-450 for therapeutic treatments, as well as the ability to provide payors and/or providers with rebates and other financial incentives. This pricing model would be unique to us within the current therapeutic neurotoxin market, and we believe it would allow physicians to provide treatment with ABP-450 at a more competitive or the same net price as the market leader after rebates and discounts.

We have never been profitable from operations and, as of September 30, 2025, we had an accumulated deficit of $433.7 million. We have never generated revenue from ABP-450. We have concluded that we do not have sufficient cash to fund our operations for 12 months from the date of our financial statements without additional financing, and as a result, there is substantial doubt about our ability to continue as a going concern. As of the date of this Report, we expect to have sufficient cash to fund our operating plan into the second quarter of 2026, including funds anticipated to be received from the first and second closings of the PIPE Financing in November 2025. Any further development of ABP-450 for any indication, including the biosimilar pathway and any additional studies, will require additional funding, which may not be available to us on reasonable terms, or at all.

We do not expect to receive any revenue from ABP-450 or any future product candidates that we develop unless and until we obtain regulatory approval and commercialize ABP-450 or any future product candidates. We expect to continue to incur significant expenses and increasing net operating losses for the foreseeable future as we seek regulatory approval, prepare for and, if approved, proceed to commercialization of ABP-450.

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Executive Overview

On April 19, 2025, the board of directors (the “Board”) appointed Robert Bancroft as the Company’s Principal Executive Officer, President, Chief Executive Officer and member of the Board, effective as of April 29, 2025, in connection with Marc Forth’s resignation as the Company’s President and Chief Executive Officer. Mr. Bancroft reports directly to the Board. Mr. Forth continues to serve as a member of the Board.

Liquidity and Capital Resources and Going Concern

As disclosed further below in the section titled “Liquidity and Capital Resources”, we have incurred operating losses and negative cash flows from operating activities since inception and expect to continue to incur significant operating losses for the foreseeable future and may never become profitable. As of September 30, 2025, we had reported cash and cash equivalents of $5.9 million and an accumulated deficit of $433.7 million. As a result of these conditions, management has concluded that substantial doubt about our ability to continue as a going concern exists as conditions and events, considered in the aggregate, indicate that it is probable that we will be unable to meet our obligations as they become due within one year after the date that the financial statements included in this Report are issued. Our ability to continue as a going concern is dependent upon our ability to successfully accomplish our business plans and secure sources of financing and ultimately attain profitable operations.

Notice of Noncompliance

On February 3, 2025, the Company received a written notice of non-compliance (the “Notice”) from NYSE American stating that the Company is not in compliance with continued listing standards of Section 1003(a)(i) of the NYSE American Company Guide (the “Company Guide”), which requires stockholders’ equity of $2.0 million or more if the listed company has reported losses from continuing operations and/or net losses in two of its three most recent fiscal years (the “Minimum Requirement”), as defined in Section 1003(a)(i) of the Company Guide. Pursuant to the Notice, the Company reported a stockholders’ deficit of $32.1 million at September 30, 2024 and has had losses in the two most recent fiscal years ended December 31, 2023 based on the Company’s Annual Report on Form 10-K/A filed with the U.S. Securities and Exchange Commission on May 14, 2024, and the Company is not currently eligible for any exemption from the stockholders’ equity requirement in Section 1003(a) of the Company Guide, and as such, NYSE American deems the Company below compliance with the Minimum Requirement. As required by the Notice, the Company submitted a plan to regain compliance with the continued listings standards of the Company Guide (the “Plan”).

On April 22, 2025, the Company received a notification (the “Acceptance Letter”) from NYSE American that the Plan was accepted. In the Acceptance Letter, NYSE American granted the Company until August 3, 2026 (the “Plan Period”) to regain compliance with the continued listing standards. During the Plan Period, the Company will be subject to periodic review by NYSE American on its progress with the goals and initiatives outlined in the Plan. The Company intends to take all reasonable measures available to regain compliance with Sections 1003(a)(i), (ii) and (iii) of the Company Guide during the Plan Period. If the Company does not regain compliance with NYSE American listing standards by August 3, 2026, or if the Company does not make sufficient progress consistent with the Plan during the Plan Period, then NYSE American may initiate delisting proceedings.

The Acceptance Letter has no immediate impact on the listing of the Company’s shares of Class A common stock, par value $0.0001 per share (the “Common Stock”), which will continue to be listed and traded on NYSE American during the Plan Period, subject to the Company’s compliance with the other listing requirements of NYSE American. The Common Stock will continue to trade under the symbol “AEON”. The Acceptance Letter does not affect the Company’s ongoing business operations or its reporting requirements with the Securities and Exchange Commission. The Company intends to consider available options to resolve the non-compliance with the Minimum Requirement by August 3, 2026. However, there can be no assurance that the Company will be able to regain compliance with the Minimum Requirement.

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Convertible Note Subscription

On March 19, 2024, we entered into the Subscription Agreement with Daewoong relating to our sale and issuance of the Convertible Notes in the principal amount of up to $15.0 million, which are convertible into shares of Common Stock, subject to certain conditions and limitations set forth in each Convertible Note. Each Convertible Note contains customary events of default, accrues interest at an annual rate of 15.79% and has a maturity date that is three years from the funding date (the “Maturity Date”), unless earlier repurchased, converted or redeemed in accordance with its terms prior to such date. We will use the net proceeds from each Convertible Note to support the late-stage clinical development of ABP-450 and for general working capital purposes. Pursuant to the terms of the Subscription Agreement, on March 24, 2024, we issued and sold to Daewoong one Convertible Note in the principal amount of $5.0 million and, on April 12, 2024, we issued and sold to Daewoong an additional Convertible Note in the principal amount of $10.0 million.

On March 19, 2024, we entered into a Fourth Amendment to the License Agreement (the “License Agreement Amendment”) with Daewoong, which amends that certain License and Supply Agreement, by and between us and Daewoong, dated December 20, 2019, as amended on July 29, 2022, January 8, 2023 and April 24, 2023 (the “License Agreement”). Pursuant to the terms of the License Agreement Amendment, the License Agreement will terminate if, over any six-month period, (a) we cease to commercialize ABP-450 in certain territories specified in the License Agreement and (b) we cease to advance any clinical studies of ABP-450 in such territories. The License Agreement Amendment also provides that, in the event that the License Agreement is terminated for the foregoing reasons, Daewoong will have the right to purchase all Know-How (as defined in the License Agreement) related to ABP-450 for a price of $1.00 (the “Termination Purchase Right”). The Termination Purchase Right will terminate and expire upon Daewoong’s sale of 50% of its common stock, including common stock held by its affiliates and common stock that would be issued upon an Automatic Conversion or Optional Conversion (as defined below).

If, prior to the Maturity Date, the Company consummates a bona-fide third-party financing in the form of Common Stock or any securities convertible into, or exchangeable or exercisable for, Common Stock (subject to certain exceptions as described in each Convertible Note), in one or more transactions or a series of related and substantially similar and simultaneous transactions at the same purchase price from third parties unaffiliated with Daewoong and its affiliates, for aggregate gross cash proceeds to the Company of at least $30.0 million (a “Qualified Financing”), then, upon written notice thereof to Daewoong by the Company, on the closing date of such Qualified Financing, each Convertible Note will automatically convert in whole (the “Automatic Conversion”) (subject to any limitations under the rules and regulations of NYSE American), without any further action by Daewoong, into a number of shares equal to: (i) one and three tenths (1.3) multiplied by (ii) the quotient of (a) the principal amount of each Convertible Note and all accrued and unpaid interest to be converted divided by (b) the per share price of the common stock sold in the Qualified Financing, provided that such per share price of common stock is at least $1.00 per share.

If, prior to the Maturity Date, the Company provides (i) written notice to Daewoong that it has publicly announced topline clinical data regarding its Phase 3 clinical study of ABP-450 for the treatment of chronic or episodic migraine, and such data indicates achievement of all primary endpoints or (ii) a written notice that the Company has consummated a Change of Control (as defined in each Convertible Note), Daewoong will have the right for thirty (30) days following receipt of either such notice, at Daewoong’s option (the “Optional Conversion”), to convert all (but not less than all) of the remaining outstanding portion of each Convertible Note (subject to any limitations under the rules of NYSE American) into an amount of shares of common stock equal to: (i) one and three tenths (1.3) multiplied by (ii) the quotient of (a) the principal amount of each Convertible Note and all accrued and unpaid interest to be converted divided by (b) the volume weighted average trading per share price of common stock over the five (5) trading days prior to the Company’s receipt of Daewoong’s written notice of exercise of the Optional Conversion, provided that such per share price of common stock is at least $1.00 per share.

On November 13, 2025, the Company announced that it has entered into a binding term sheet with Daewoong contemplating the exchange of the 2024 Convertible Notes of $15.0 million in principal plus accrued interest for approximately 23,103,694 shares of Class A common stock (or pre-funded warrants in lieu of shares), a $1.5 million new convertible note due 2030 with interest rate of 15.79%, and approximately 8 million cash-exercise warrants on the same term as the PIPE Warrants (the “Exchange”). The parties expect to enter into definitive documentation for the Exchange in the coming weeks following execution of definitive documentation. The consummation of the Exchange will be subject to stockholder approval.

Public Offering

On January 6, 2025, we entered into an underwriting agreement with Aegis Capital Corp. (“Aegis” or the “Underwriter”) pursuant to which the Company agreed to sell and issue, in an underwritten public offering (the “Offering”) 555,571 Common Units, each consisting of (i) one (1) share of Common Stock, (ii) one (1) Series A Registered Common Warrant to purchase one (1) share of Common Stock per warrant at an exercise price of $45.00 (the “Series A Warrants”) and (iii) one (1) Series B Registered Common Warrant to purchase one (1) share of Common Stock per warrant at an exercise price of $45.00 (the “Series B Warrants” and together

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with the Series A Warrants, the “Warrants”). Additionally, the Company granted Aegis a 45-day option to purchase additional shares of Common Stock and/or Warrants of (i) up to 15.0% of the number of shares of Common Stock sold in the offering, (ii) up to 15.0% of the number of Series A Warrants sold in the offering and (iii) up to 15.0% of the number of Series B Warrants sold in the offering. The purchase price per additional share of Common Stock is equal to the public offering price of one Common Unit (less $0.01 allocated to each full Warrant), less the underwriting discount. The purchase price per additional Warrant is $0.01. On January 7, 2025, Aegis exercised its over-allotment option with respect to 83,334 Series A Warrants and 83,334 Series B Warrants.

The closing of the Offering occurred on January 7, 2025. The Company received net proceeds of approximately $18.3 million from the Offering, after deducting the offering expenses payable by the Company, including the Underwriter’s fees and expenses. The Company intends to use the net proceeds from the Offering for general corporate purposes, including working capital.

PIPE Financing

On November 12, 2025, the Company entered into a securities purchase agreement for a private placement (“PIPE”) financing for: (i) the sale of 6,581,829 shares of the Company’s Class A common stock (or pre-funded warrants in lieu of shares) at a price per share of $0.9116, for gross proceeds of $6 million; (ii) five-year warrants to purchase up to 6,581,829 shares of Class A common stock at an exercise price of $1.094 per share (the “PIPE Warrants”); and (iii) the investors’ rights to receive anti-dilutive warrants following the exchange of the Daewoong 2024 Convertible Notes, for a number of shares not to exceed 6,581,829 shares (the “anti-dilutive Warrants”). The PIPE financing will close in two stages. The first closing is expected to occur in November 2025, subject to the satisfaction of customary closing conditions, and result in $1.79 million in gross proceeds to the Company. The second closing will be subject to stockholder approval, the closing of the exchange of the Daewoong 2024 Convertible Notes, and other customary closing conditions. The PIPE Warrants and anti-dilutive Warrants will be issued only at the second closing. The Company plans to use net proceeds to further advance analytical work for its ABP-450 biosimilar program, and for general corporate purposes.

Components of Our Results of Operations

Revenue

We have generated no revenue from the sale of products and do not anticipate deriving any product revenue unless and until we receive regulatory approval for, and are able to successfully commercialize, ABP-450.

Operating Expenses

Selling, General and Administrative Expenses

Selling, general and administrative (“SG&A”) expenses, consist primarily of compensation for personnel, including stock-based compensation, management, finance, legal, and regulatory functions. Other SG&A expenses include travel expenses, market research and analysis, conferences and trade shows, professional services fees, including legal, audit and tax fees, insurance costs, general corporate expenses, and allocated facilities-related expenses. As we pivot to our biosimilar strategy, we anticipate that our SG&A expenses will decrease in the near-future to focus our resources to research and development (“R&D”) activities. Additionally, we anticipate increased costs associated with being a public company, including expenses related to services associated with maintaining compliance with the requirements of NYSE American and the SEC, insurance, and investor relations costs. We expect to incur increased costs associated with establishing sales, marketing, and commercialization functions in advance of potential future regulatory approvals and commercialization of our product candidates. If ABP-450 obtains United States regulatory approval for any indication, we expect that we would incur significantly increased expenses associated with building a sales and marketing team and funding commercial activities.

Research and Development Expenses

Our R&D expenses are primarily attributed to the development of ABP-450 as a biosimilar product in the United States through a Section 351(k) BLA, using AbbVie Inc.’s product Botox as a proposed reference product for all of the indications for which Botox is approved, other than the cosmetic uses for which we do not hold development or commercialization rights, which may include initiating a comparability study of ABP-450 in one or more of the indications currently approved for use by the proposed reference product. Due to the stage of our development and our ability to use resources across all of our programs, most of our R&D costs are not recorded on a program-specific basis. We expect our R&D expenses to increase as we, subject to raising additional capital, develop and seek regulatory approval of ABP-450. R&D expenses associated with these activities may include third-party costs such as expenses incurred under agreements with clinical research organizations, the cost of consultants who assist with the development of ABP-450 on a program-specific basis, investigator grants, sponsored research, product costs in connection with acquiring ABP-450

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from Daewoong and Botox for use in conducting preclinical and clinical studies, and other third-party expenses attributable to the development of our product candidates.

R&D activities will be critical to achieving our business strategy. The biosimilar pathway will require significant costs in order to design, execute and complete the primary structural analysis and any additional analyses. Any clinical studies, such as a comparability study in any of the indications currently approved for use by the proposed reference product, will generally incur greater development costs than those programs incurred in the earlier stages of clinical development, primarily due to the increased size and duration of later-stage clinical studies. We expect our R&D expenses to be significant over the next years as we pursue the development of ABP-450 as a biosimilar and seek regulatory approval using Botox as the reference product. As a result, we are unable to determine the duration and completion costs of our programs or when and to what extent we will generate revenue from commercialization and sale of any of our product candidates. Our R&D activities may be subject to change from time to time as we evaluate our strategic plan, priorities and available resources.

Change in Fair Value of Contingent Consideration

The Company determined that the Contingent Consideration would be classified as a liability on the consolidated balance sheets and remeasured at each reporting period with changes to fair value recorded to the consolidated statements of operations and comprehensive (loss) income.

Other (Loss) Income, Net

Other (loss) income, net primarily consists of gains and losses resulting from the remeasurement of the fair value of our convertible notes, warrant liabilities, forward purchase agreements, and loss on issuance of warrants, each described below, at each balance sheet date.

Change in fair value of convertible notes – The Company elected the fair value option to account for its convertible notes, with the subsequent changes in fair value recorded in the consolidated statement of operations and comprehensive (loss) income.

Change in fair value of warrants - Changes in the estimated fair value of our warrant liabilities are recognized as a non-cash gain or loss on the consolidated statements of operations and comprehensive (loss) income.

Loss on embedded forward purchase agreement and make whole derivative - the Company has determined that each of its forward purchase agreements entered in connection with the Merger is a freestanding hybrid financial instrument comprising a subscription receivable and embedded features, which were bifurcated and accounted for separately as derivative instruments. The Company recorded the derivatives as liabilities and measured them at fair value. Subsequent changes in the bifurcated derivatives are recorded in the consolidated statements of operations and comprehensive (loss) income. Upon termination of the forward purchase agreements in the first quarter of fiscal 2024, the Company recorded a charge to the consolidated statement of operations of $20.3 million to reverse the related subscription receivable and derivative liability on the accompanying consolidated balance sheet.

Loss on issuance of warrants – the Company’s issued Warrants in the first quarter of 2025 had grant date fair values of $94.0 million on January 7, 2025 and was recorded as a liability as of grant date. Proceeds were allocated to the warrant liability based on the fair value as of grant date of the warrants of $94.0 million. As the fair value of the warrants issued were greater than the proceeds received, the Company recognized a loss on issuance of warrants of $75.6 million.

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Results of Operations

The following table summarizes our results of operations for the periods indicated (in thousands):

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
Operating expenses:
Selling, general and administrative	$1,933	$3,044	$8,316	$11,014
Research and development	597	972	2,485	11,144
Change in fair value of contingent consideration	(37)	—	(3,509)	(97,464)
Total operating costs and expenses	2,493	4,016	7,292	(75,306)
(Loss) income from operations	(2,493)	(4,016)	(7,292)	75,306
Other (loss) income:
Change in fair value of convertible notes	(1,877)	(1,878)	(5,362)	(170)
Change in fair value of warrants	(236)	(377)	85,950	(15,376)
Loss on issuance of warrants	—	—	(75,644)	—
Loss on embedded forward purchase agreements and derivative liabilities, net	—	81	—	(19,931)
Other income, net	68	19	263	94
Total other (loss) income, net	(2,045)	(2,155)	5,207	(35,383)
(Loss) income before taxes	(4,538)	(6,171)	(2,085)	39,923
Income taxes	—	—	—	—
Net (loss) income	$(4,538)	$(6,171)	$(2,085)	$39,923
Basic net (loss) income per share	$(0.39)	$(11.24)	$(0.23)	$74.53
Diluted net (loss) income per share	$(0.39)	$(11.24)	$(0.23)	$69.53
Weighted average shares of common stock outstanding used to compute basic net (loss) income per share	11,634,946	549,175	8,931,566	535,693
Weighted average shares of common stock outstanding used to compute diluted net (loss) income per share	11,634,946	549,175	8,931,566	574,216

Comparison of the three and nine months ended September 30, 2025 and 2024

Operating Expenses

Selling, General and Administrative (SG&A) Expenses

SG&A expenses were $1.9 million for the three months ended September 30, 2025, resulting in a decrease of $1.1 million, or 36%, compared to $3.0 million during the three months ended September 30, 2024. The decrease in SG&A expenses was primarily attributable to a decrease of $1.0 million related to reversal of share-based compensation expense related to restricted stock units (“RSU”) with earnout criteria determined to be improbable in the third quarter of 2025, $0.4 million gain on the settlement with Odeon in the third quarter of 2025 and a $0.1 million decrease in business insurance costs due to lower renewal premiums, offset by $0.5 million of expense related to cash-settled restricted stock units (“RSU”) that were issued in the second quarter of 2025.

SG&A expenses were $8.3 million for the nine months ended September 30, 2025, resulting in a decrease of $2.7 million, or 25%, compared to $11.0 million during the nine months ended September 30, 2024. The decrease in SG&A expenses was primarily attributable to a decrease of $1.0 million related to reversal of share-based compensation expense related to RSU with earnout criteria determined to be improbable in the third quarter of 2025, $1.2 million decrease in legal expenses and professional fees for the Company’s registration statement filings in the prior year, $0.4 million gain on the settlement with Odeon in the third quarter of 2025, $0.4 million decrease in business insurance costs due to lower renewal premiums and a $0.3 million decrease in salaries due to headcount reduction in the prior year to preserve cash, offset by $0.7 million of expense related to cash-settled RSU that were issued in the second quarter of 2025.

Research and Development (R&D) Expenses

R&D expenses were $0.6 million for the three months ended September 30, 2025, a decrease of $0.4 million, or 40%, compared to $1.0 million for the three months ended September 30, 2024. The decrease was primarily attributable to $1.1 million decrease in R&D expenses due to wind down of Phase 2 clinical trials related to chronic and episodic migraine and cervical dystonia, including

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$0.6 million gain related to settlement of outstanding liabilities with the Company’s clinical research organization related to its cervical dystonia and migraine programs, offset by an increase of $0.7 million for biosimilar consulting.

R&D expenses were $2.5 million for the nine months ended September 30, 2025, a decrease of $8.7 million, or 80%, compared to $11.1 million for the nine months ended September 30, 2024. The decrease was primarily attributable to a $9.4 million decrease in R&D expenses due to wind down of Phase 2 clinical trials related to chronic and episodic migraine and cervical dystonia, including $0.6 million related to settlement of outstanding liabilities with the Company’s clinical research organization related to its cervical dystonia and migraine programs, and $0.3 million decrease in salaries due to headcount reduction in the prior year to preserve cash, offset by an increase of $1.1 million for biosimilar consulting.

Change in Fair Value of Contingent Consideration

The Company recognized gains of de minimus and $3.5 million for the three and nine months ended September 30, 2025, respectively, related to the change in the fair value of the contingent consideration related to certain contingent provisions, restrictions and forfeiture provisions for Founder Shares and certain Participating Stockholders shares. The gain was primarily due to a decrease in the Company’s stock price from $38.88 to $0.81 as of December 31, 2024 and September 30, 2025, respectively. For the three and nine months ended September 30, 2024, the Company recognized gains of $0 and $97.5 million, respectively, primarily due to changes in the milestone probabilities in the second quarter of 2024 following the announcement of the Company’s topline Phase 2 migraine results and fluctuations in the Company’s stock price from $518.40 to $75.60 as of December 31, 2023 and September 30, 2024, respectively.

Loss on Issuance of Warrants

The Company’s issued Warrants in the first quarter of 2025 had grant date fair values of $94.0 million on January 7, 2025 and was recorded as a liability as of grant date. Proceeds were allocated to the warrant liability based on the fair value as of grant date of the warrants of $94.0 million. As the fair value of the warrants issued were greater than the proceeds received, the Company recognized a loss on issuance of warrants of $75.6 million.

Other Income, Net

For the three and nine months ended September 30, 2025 and September 30, 2024, the Company recognized losses of $1.9 million, $5.4 million, $1.9 million, and $0.2 million related to change in fair value of convertible notes due to changes in stock price and conversion probabilities of the Daewoong convertible notes.

For the three months ended September 30, 2025 and 2024, the Company recognized losses of $0.2 million and $0.4 million, respectively, related to the change in fair value of warrants.

For the nine months ended September 30, 2025 and September 30, 2024, the Company recognized income of $86.0 million, offset by $75.6 million from fair value loss at issuance related to Series A and Series B warrants issued in the first quarter of fiscal 2025, compared to a loss of $15.4 million in the prior year, related to warrants issued at the Closing.

For the nine months ended September 30, 2024, the Company recognized a loss of $19.9 million related to the termination of the forward purchase agreements in 2024.

Liquidity and Capital Resources

Our primary sources of capital have been debt and equity financing. We have experienced recurring losses from operations and have a net capital deficiency and negative cash flows from operations since our inception. As of September 30, 2025, we had reported cash and cash equivalents of $5.9 million and an accumulated deficit of $433.7 million.

On March 19, 2024, we entered into the Subscription Agreement with Daewoong relating to our sale and issuance of Convertible Notes in the principal amount of up to $15.0 million, which are convertible into shares of common stock, subject to certain conditions and limitations set forth in each Convertible Note. Each Convertible Note will contain customary events of default, will accrue interest at an annual rate of 15.79% and will have a maturity date that is three years from the funding date, unless earlier repurchased, converted or redeemed in accordance with its terms prior to such date. We will use the net proceeds from each Convertible Note to support the late-stage clinical development of ABP-450 and for general working capital purposes. Pursuant to the terms of the Subscription Agreement, on March 24, 2024, the Company issued and sold to Daewoong one Convertible Note in the principal

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amount of $5.0 million, and on April 12, 2024, the Company issued and sold to Daewoong one Convertible Note in the principal amount of $10.0 million.

On March 19, 2024, we entered into the License Agreement Amendment with Daewoong, which amends the License Agreement. Pursuant to the terms of the License Agreement Amendment, the License Agreement will terminate if, over any six-month period, (a) we cease to commercialize ABP-450 in certain territories specified in the License Agreement and (b) we cease to advance any clinical studies of ABP-450 in such territories. The License Agreement Amendment also provides that, in the event that the License Agreement is terminated for the foregoing reasons, Daewoong will have the right to purchase all Know- How (as defined in the License Agreement) related to ABP-450 for a price of $1.00. The Termination Purchase Right will terminate and expire upon Daewoong’s sale of 50% of its common stock, including common stock held by its affiliates and common stock that would be issued upon an Automatic Conversion or Optional Conversion (as defined in the Convertible Notes).

On November 13, 2025, the Company announced that it has entered into a binding term sheet with Daewoong contemplating the exchange of the 2024 Convertible Notes of $15.0 million in principal plus accrued interest for approximately 23,103,694 shares of Class A common stock (or pre-funded warrants in lieu of shares), a $1.5 million new convertible note due 2030 with interest rate of 15.79%, and approximately 8 million cash-exercise warrants on the same term as the PIPE Warrants (the “Exchange”). The parties expect to enter into definitive documentation for the Exchange in the coming weeks following execution of definitive documentation. The consummation of the Exchange will be subject to stockholder approval.

On May 3, 2024, we announced preliminary top-line results from a planned interim analysis of the Phase 2 trial with ABP-450 in the preventative treatment of chronic migraine, which did not meet the primary or secondary endpoints. We originally intended to pursue submission of an Original BLA seeking one or more potential therapeutic indications for ABP-450. However, in May 2024, we announced the discontinuation of our Phase 2 clinical trials for episodic and chronic migraine in order to implement certain cash preservation measures.

On July 9, 2024, we announced a strategic reprioritization to pursue a 351(k) biosimilar regulatory pathway for ABP-450, using AbbVie Inc.’s product Botox as a proposed reference product for all of the indications for which Botox is approved, other than the cosmetic uses.

We held an initial meeting with the FDA in the third quarter of 2024 during which we aligned with the FDA on next steps to develop a Botox biosimilar. We commenced analytical studies in the fourth quarter of 2024 to prepare for an anticipated, now confirmed BPD Type 2a meeting with the FDA on November 19, 2025 to review the results from the studies. However, the commencement of studies, preparation for an expected BPD meeting and any further development of ABP-450 would require additional funding in the form of equity financings or debt. There can be no assurance that such efforts will be successful or that, in the event that they are successful, the terms and conditions of such financing will be commercially acceptable. Furthermore, the use of equity as a source of financing would dilute existing shareholders.

On January 6, 2025, we entered into an underwriting agreement with Aegis pursuant to which we agreed to sell and issue, in an underwritten public offering (the “Offering”) 555,571 Common Units, each consisting of (i) one (1) share of Common Stock, (ii) one (1) Series A Registered Common Warrant to purchase one (1) share of Common Stock per warrant at an exercise price of $45.00 (the “Series A Warrants”) and (iii) one (1) Series B Registered Common Warrant to purchase one (1) share of Common Stock per warrant at an exercise price of $45.00 (the “Series B Warrants” and together with the Series A Warrants, the “Warrants”). Additionally, the Company granted Aegis a 45-day option to purchase additional shares of Common Stock and/or Warrants of (i) up to 15.0% of the number of shares of Common Stock sold in the offering, (ii) up to 15.0% of the number of Series A Warrants sold in the offering and (iii) up to 15.0% of the number of Series B Warrants sold in the offering. The purchase price per additional share of Common Stock is equal to the public offering price of one Common Unit (less $0.01 allocated to each full Warrant), less the underwriting discount. The purchase price per additional Warrant is $0.01. On January 7, 2025, Aegis exercised its over-allotment option with respect to 83,334 Series A Warrants and 83,334 Series B Warrants. The Offering closed on January 7, 2025, and the Company received net proceeds of approximately $18.3 million from the Offering, after deducting the offering expenses payable by the Company, including the Underwriter’s fees and expenses.

On November 12, 2025, the Company entered into a securities purchase agreement for a private placement (“PIPE”) financing for: (i) the sale of 6,581,829 shares of the Company’s Class A common stock (or pre-funded warrants in lieu of shares) at a price per share of $0.9116, for gross proceeds of $6 million; (ii) five-year warrants to purchase up to 6,581,829 shares of Class A common stock at an exercise price of $1.094 per share (the “PIPE Warrants”); and (iii) the investors’ rights to receive anti-dilutive warrants following the exchange of the Daewoong 2024 Convertible Notes, for a number of shares not to exceed 6,581,829 shares (the “anti-dilutive Warrants”). The PIPE financing will close in two stages. The first closing is expected to occur in November 2025, subject to the satisfaction of customary closing conditions, and result in $1.79 million in gross proceeds to the Company. The second closing will be subject to stockholder approval, the closing of the exchange of the Daewoong 2024 Convertible Notes, and other customary closing

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conditions. The PIPE Warrants and anti-dilutive Warrants will be issued only at the second closing. The Company plans to use net proceeds to further advance analytical work for its ABP-450 biosimilar program, and for general corporate purposes.

As of the date of this Report, we expect to have sufficient cash to fund our operating plan into the second quarter of 2026, including funds anticipated to be received from the first and second closings of the PIPE Financing in November 2025. We will actively attempt to secure additional capital to fund our operations. However, we cannot assure you that we will be able to raise additional capital on commercially reasonable terms or at all.

We have incurred operating losses and negative cash flows from operating activities since inception and expect to continue to incur significant operating losses for the foreseeable future and may never become profitable. Our primary use of cash is to fund operating expenses, which consist of R&D expenditures, including clinical trials, as well as SG&A expenditures. Cash used to fund operating expenses is impacted by the timing of when we pay or prepay these expenses. We expect to continue to incur substantial costs in order to conduct R&D activities necessary to develop and commercialize our product candidates. Until such time, if ever, as we can generate substantial product revenue from sales of ABP-450, we will need additional capital to undertake these activities and commercialization efforts, and, therefore, we intend to raise such capital through the issuance of additional equity, borrowings, and potentially strategic alliances with other companies. However, if such financing is not available at adequate levels or on acceptable terms, we could be required to reduce the scope of or eliminate some of our development programs or commercialization efforts, out-license intellectual property rights to our product candidates or sell unsecured assets, or a combination of the above, any of which may have a material adverse effect on our business, results of operations, financial condition and/or our ability to fund our scheduled obligations on a timely basis or at all. Our ability to continue as a going concern is dependent upon our ability to successfully accomplish these plans and secure sources of financing and ultimately attain profitable operations.

We may also seek to raise additional capital through the sale of public or private equity or convertible debt securities. If we incur additional debt, the debt holders would have rights senior to holders of common stock to make claims on our assets, and the terms of any debt could restrict our operations, including our ability to pay dividends to holders of our common stock. If we undertake discretionary financing by issuing equity securities or convertible debt securities, our stockholders may experience substantial dilution. We may sell common stock, convertible securities or other equity securities in one or more transactions at a price per share that is less than the price per share paid by current public stockholders. If we sell common stock, convertible securities, or other equity securities in more than one transaction, stockholders may be further diluted by subsequent sales. Additionally, future equity financings may result in new investors receiving rights superior to our existing stockholders. Because our decision to issue securities in the future will depend on numerous considerations, including factors beyond our control, we cannot predict or estimate the amount, timing, or nature of any future issuances of debt or equity securities. As a result, our stockholders bear the risk of future issuances of debt or equity securities reducing the value of our common stock and diluting their interests.

We may receive additional capital from the cash exercise of the Private Placement Warrants. However, the exercise price of our Private Placement Warrants is $828.00 per warrant and the last reported sales price of our common stock on November 10, 2025 was $0.935. The likelihood that holders of the Private Placement Warrants will exercise their Private Placement Warrants, and therefore the likelihood of any amount of cash proceeds that we may receive, is dependent upon the trading price of our common stock after effectiveness of the registration statement related thereto registering the issuance of common stock underlying the Private Placement Warrants. If the trading price for our common stock does not maintain a price above $828.00 per share, we do not expect holders to exercise their Warrants for cash. We will have broad discretion over the use of any proceeds from the exercise of such securities. Any proceeds from the exercise of such securities would increase our liquidity, but we are not currently budgeting for any cash proceeds from the exercise of the Private Placement Warrants when planning for our operational funding needs. The Private Placement Warrants may be exercised on a cashless basis at any time and we will not receive any proceeds from such exercise, even if the Private Placement Warrants are in-the-money.

To the extent that we raise additional capital through marketing and distribution arrangements or other collaborations, strategic alliances, or licensing arrangements with third parties, we may have to relinquish valuable rights to our product candidates, future revenue streams, research programs or product licenses on terms that may not be favorable to us. If these sources are insufficient to satisfy our liquidity requirements, we will seek to raise additional funds through future equity or debt financings. If we raise additional funds by issuing equity securities, our stockholders would experience dilution. Additional debt financing, if available, may involve covenants restricting our operations or our ability to incur additional debt. There can be no assurance that our efforts to procure additional financing will be successful or that, if they are successful, the terms and conditions of such financing will be favorable to us or our stockholders. If we are unable to raise additional financing when needed, we may be required to delay, reduce, or terminate the development, commercialization and marketing of our products and scale back our business and operations.

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As a result of these conditions, management has concluded that substantial doubt about our ability to continue as a going concern exists as conditions and events, considered in the aggregate, indicate that it is probable that we will be unable to meet our obligations as they become due within one year after the date that the financial statements included in this Report are issued. Our financial information throughout this Report and our financial statements included elsewhere in this Report have been prepared on a basis that assumes that we will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. This financial information and our consolidated financial statements do not include any adjustments that may result from an unfavorable outcome of this uncertainty. Our ability to continue as a going concern is dependent upon our ability to successfully accomplish our business plans and secure sources of financing and ultimately attain profitable operations.

Net Cash Used in Operating Activities

Net cash used in operating activities for the nine months ended September 30, 2025 was $12.6 million, consisting of a net loss of $2.1 million, non-cash gain of $4.7 million and changes in operating assets and liabilities of $5.8 million. Non-cash gain primarily consists of $86.0 million decrease related to change in fair value of warrants and $3.5 million decrease related to change in fair value of contingent consideration, offset by $75.6 million loss on issuance of warrants, $3.7 million related to stock-based compensation for our executives and directors and $5.4 million related to the change in fair value of the convertible notes. Decrease in cash used in operating activities of $7.1 million is primarily attributable to timing of clinical trial payments.

Net cash used in operating activities for the nine months ended September 30, 2024 was $19.7 million, consisting primarily of a net income of $39.9 million and non-cash charges of $(57.0) million, consisting primarily of $4.9 million non-cash expense related to stock-based compensation for our executives and directors, $0.2 million related to the change in fair value of the convertible notes, $15.4 million related to change in fair value of warrants, $19.9 million related to loss on forward purchase agreement and derivative liabilities, and $(97.5) million related to change in fair value of contingent consideration.

Cash Flows from Investing Activities

Net cash used in investing activities for the nine months ended September 30, 2025 and 2024 were a de minimus amount and zero, respectively, related to the purchase of property and equipment.

Cash Flows from Financing Activities

Net cash provided by financing activities for the nine months ended September 30, 2025 and 2024 were $18.5 million and $15.1 million, respectively, primarily related to the public offering in the first quarter of fiscal 2025 and proceeds from issuance of convertible notes in the first and second quarters of fiscal 2024, respectively.

Critical Accounting Policies and Estimates

Management’s discussion and analysis of our financial condition and results of operations are based on our financial statements, which have been prepared in accordance with United States generally accepted accounting principles (“GAAP”). The preparation of these financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and related disclosure of contingent assets and liabilities, revenue and expenses at the date of the financial statements as well as the expenses incurred during the reporting period. Generally, we base our estimates on historical experience and on various other assumptions in accordance with GAAP that we believe to be reasonable under the circumstances. Actual results may differ materially from these estimates under different assumptions or conditions and such differences could be material to the financial position and results of operations. On an ongoing basis, we evaluate our judgments and estimates in light of changes in circumstances, facts and experience. As of September 30, 2025, there have been no changes to our critical accounting policies from those reported on our Annual Report Form 10-K.

JOBS Act; Smaller Reporting Company

We are an emerging growth company, as defined in the Securities Act, as modified by the JOBS Act. For so long as we remain an emerging growth company, we are permitted and intend to rely on certain exemptions from various public company reporting requirements, including not being required to have our internal control over financial reporting audited by our independent registered public accounting firm pursuant to Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and any golden parachute payments not previously approved. In particular, in this Report, we have provided only two years of unaudited financial statements and have not included all of the executive compensation- related

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information that would be required if we were not an emerging growth company. Section 102(b)(2) of the JOBS Act allows us to delay adoption of the new or revised accounting standards until those standards apply to non-public business entities. Accordingly, the information contained herein may be different than the information you receive from other public companies in which you hold stock.

We will remain an emerging growth company until the earliest of (i) the last day of the fiscal year following the fifth anniversary of Priveterra’s initial public offering (December 31, 2026), (ii) the last day of the fiscal year in which we have total annual gross revenue of at least $1.235 billion, (iii) the last day of the fiscal year in which we are deemed to be a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock held by non-affiliates exceeded $700.0 million as of the last business day of the second fiscal quarter of such year, or (iv) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the prior three-year period.

We are also a “smaller reporting company,” as such term is defined in Rule 12b-2 of the Exchange Act, meaning that the market value of our common stock held by non-affiliates is less than $700 million and our annual revenue is less than $100 million during the most recently completed fiscal year. We will continue to be a smaller reporting company if either (i) the market value of our common stock held by non-affiliates is less than $250 million or (ii) our annual revenue is less than $100 million during the most recently completed fiscal year and the market value of our common stock held by non-affiliates is less than $700 million. If we are a smaller reporting company at the time we cease to be an emerging growth company, we may continue to rely on exemptions from certain disclosure requirements that are available to smaller reporting companies.

Specifically, as a smaller reporting company, we may choose to present only the two most recent fiscal years of audited financial statements in our Annual Report on Form 10-K and, similar to emerging growth companies, smaller reporting companies have reduced disclosure obligations regarding executive compensation. Investors could find our common stock less attractive to the extent we rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and the trading price may be more volatile.

Recently Issued and Adopted Accounting Pronouncements

We describe the recently issued accounting pronouncements that apply to us in Note 2 Summary of Significant Accounting Policies of the condensed consolidated financial statements.

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APPENDIX C – AEON BIOPHARMA AMENDED AND RESTATED 2023 INCENTIVE PLAN

AEON Biopharma, inc.

AMENDED AND RESTATED 2023 INCENTIVE AWARD PLAN

ARTICLE I.
Purpose

The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities.  Capitalized terms used in the Plan are defined in Article XI. This Plan amends and restates in its entirety the AEON Biopharma, Inc. 2023 Incentive Award Plan (the “Original Plan”) which became effective on July 21, 2023 (the “Original Effective Date”).

ARTICLE II.
Eligibility

Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.

ARTICLE III.
Administration and Delegation
3.1Administration.  The Plan is administered by the Administrator.  The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan.  The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable.  The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award Agreement as it deems necessary or appropriate to administer the Plan and any Awards.  The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.
3.2Appointment of Committees.  To the extent Applicable Laws permit, the Board or the Administrator may delegate any or all of its powers under the Plan to one or more Committees or committees of officers of the Company or any of its Subsidiaries.  The Board or the Administrator, as applicable, may rescind any such delegation, abolish any such committee or Committee and/or re-vest in itself any previously delegated authority at any time.
ARTICLE IV.
Stock Available for Awards
4.1Number of Shares.  Subject to adjustment under Article VIII and the terms of this Article IV, Awards may be made under the Plan covering up to the Overall Share Limit.  Prior Plan Awards will remain subject to the terms of the Prior Plan.  Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.
4.2Share Recycling.  If, after the Original Effective Date, all or any part of an Award or Prior Plan Award expires, lapses or is terminated, exchanged for or settled in cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award or Prior Plan Award at a price not greater than the price

(as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award or Prior Plan Award, the unused Shares covered by the Award or Prior Plan Award will, as applicable, become or again be available for Award grants under the Plan.  Further, Shares delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award or Prior Plan Award and/or to satisfy any applicable tax withholding obligation with respect to an Award or Prior Plan Award (including Shares retained by the Company from the Award or Prior Plan Award being exercised or purchased and/or creating the tax obligation) will, as applicable, become or again be available for Award grants under the Plan.  The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards or Prior Plan Awards shall not count against the Overall Share Limit.  Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 4.1 and shall not be available for future grants of Awards: (a) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (b) Shares purchased on the open market with the cash proceeds from the exercise of Options (including Prior Plan Awards).

4.3Incentive Stock Option Limitations.  Notwithstanding anything to the contrary herein, no more than 20,000,000 Shares may be issued pursuant to the exercise of Incentive Stock Options.
4.4Substitute Awards.  In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate.  Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan.  Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees, Consultants or Directors prior to such acquisition or combination.
4.5Non-Employee Director Compensation.  Notwithstanding any provision to the contrary in the Plan, the Administrator may establish compensation for non-employee Directors from time to time, subject to the limitations in the Plan.  The Administrator will from time to time determine the terms, conditions and amounts of all such non-employee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a non-employee Director as compensation for services as a non-employee Director during any calendar year of the Company may not exceed $600,000 (increased to $750,000 in the calendar year of a non-employee Director’s initial service as a non-employee director or any calendar year during which a non-employee Director serves as chairman of the Board or lead independent Director), which limits shall

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not apply to the compensation for any non-employee Director of the Company who serves in any capacity in addition to that of a non-employee Director for which he or she receives additional compensation or any compensation paid to any non-employee Director prior to the calendar year following the calendar year in which the Plan’s effective date occurs.  The Administrator may make exceptions to this limit for individual non-employee Directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee Directors.

ARTICLE V.
Stock Options and Stock Appreciation Rights
5.1General.  The Administrator may grant Options or Stock Appreciation Rights to Service Providers subject to the limitations in the Plan, including any limitations in the Plan that apply to Incentive Stock Options.  A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose and payable in cash, Shares valued at Fair Market Value or a combination of the two as the Administrator may determine or provide in the Award Agreement.
5.2Exercise Price.  The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement.  The exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option (subject to Section 5.6) or Stock Appreciation Right.
5.3Duration.  Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that, subject to Section 5.6, the term of an Option or Stock Appreciation Right will not exceed ten years.  Notwithstanding the foregoing and unless determined otherwise by the Company, in the event that on the last business day of the term of an Option or Stock Appreciation Right (other than an Incentive Stock Option) (i) the exercise of the Option or Stock Appreciation Right is prohibited by Applicable Law, as determined by the Company, or (ii) Shares may not be purchased or sold by the applicable Participant due to any Company insider trading policy (including blackout periods) or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right shall be extended until the date that is 30 days after the end of the legal prohibition, black-out period or lock-up agreement, as determined by the Company; provided, however, in no event shall the extension last beyond the ten year term of the applicable Option or Stock Appreciation Right.  Notwithstanding the foregoing, to the extent permitted under Applicable Laws, if the Participant, prior to the end of the term of an Option or Stock Appreciation Right, violates the non-competition, non-solicitation, confidentiality or other similar restrictive covenant provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right of the Participant and the Participant’s transferees to exercise any Option or Stock Appreciation Right issued to the Participant shall terminate immediately upon such violation, unless the Company otherwise determines.
5.4Exercise.  Options and Stock Appreciation Rights may be exercised by delivering to the Company a written notice of exercise, in a form the Administrator approves (which may be electronic), signed by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full (i) as specified in Section 5.5 for the number of Shares for which the Award is

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exercised and (ii) as specified in Section 9.5 for any applicable taxes.  Unless the Administrator otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.

5.5Payment Upon Exercise.  Subject to Sections 9.10 and 10.8, any Company insider trading policy (including blackout periods) and Applicable Laws, the exercise price of an Option must be paid by:
(a)cash, wire transfer of immediately available funds or by check payable to the order of the Company, provided that the Company may limit the use of one of the foregoing payment forms if one or more of the payment forms below is permitted;
(b)if there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that such amount is paid to the Company at such time as may be required by the Administrator;
(c)to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value;
(d)to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date;
(e)to the extent permitted by the Administrator, delivery of a promissory note or any other property that the Administrator determines is good and valuable consideration; or
(f)to the extent permitted by the Company, any combination of the above payment forms approved by the Administrator.
5.6Additional Terms of Incentive Stock Options.  The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code.  If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years.  All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code.  By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (i) two years from the grant date of the Option or (ii) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer.  Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code.  Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Non-Qualified Stock Option.
ARTICLE VI.
Restricted Stock; Restricted Stock Units

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6.1General.  The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the Company’s right to repurchase all or part of such Shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such Shares) if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award.  In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement.
6.2Restricted Stock.
(a)Dividends.  Participants holding Shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such Shares, unless the Administrator provides otherwise in the Award Agreement.  In addition, unless the Administrator provides otherwise, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.  Notwithstanding anything to the contrary herein, with respect to any award of Restricted Stock, dividends which are paid to holders of Common Stock prior to vesting shall only be paid out to a Participant holding such Restricted Stock to the extent that the vesting conditions are subsequently satisfied.  All such dividend payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the dividend payment becomes nonforfeitable.
(b)Stock Certificates.  The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of Shares of Restricted Stock, together with a stock power endorsed in blank.
6.3Restricted Stock Units.
(a)Settlement.  The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A.
(b)Stockholder Rights.  A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.
ARTICLE VII.
Other Stock or Cash Based Awards; DIVIDEND EQUIVALENTS

7.1Other Stock or Cash Based Awards.  Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled.  Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines.

7.2Dividend Equivalents.  A grant of Restricted Stock Units or Other Stock or Cash Based Award may provide a Participant with the right to receive Dividend Equivalents, and no Dividend

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Equivalents shall be payable with respect to Options or Stock Appreciation Rights.  Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with to which the Dividend Equivalents are paid and subject to other terms and conditions as set forth in the Award Agreement.  Notwithstanding anything to the contrary herein, Dividend Equivalents with respect to an Award shall only be paid out to a Participant to the extent that the vesting conditions are subsequently satisfied.  All such Dividend Equivalent payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the Dividend Equivalent payment becomes nonforfeitable, unless determined otherwise by the Administrator or unless deferred in a manner intended to comply with Section 409A.

ARTICLE VIII.
Adjustments for Changes in Common Stock
and Certain Other Events
8.1Equity Restructuring.  In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article VIII, the Administrator will equitably adjust each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include (if applicable) adjusting the number and type of securities subject to each outstanding Award, the Award’s exercise price or grant price and/or applicable performance goals, granting new Awards to Participants, and making a cash payment to Participants.  The adjustments provided under this Section 8.1 will be nondiscretionary and final and binding on the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.
8.2Corporate Transactions.  In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken in connection with the occurrence of such transaction or event (any action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change), is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles:
(a)To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment; provided, further, that Awards held by members of the Board will be deemed settled in Shares on or immediately prior to the applicable event if the Administrator takes action under this clause (a);

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(b)To provide that such Award shall vest and, to the extent applicable, be exercisable as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;
(c)To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, or equivalent value thereof in cash, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;
(d)To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article IV on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant or exercise price or applicable performance goals), and the criteria included in, outstanding Awards;
(e)To replace such Award with other rights or property selected by the Administrator; and/or
(f)To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.
8.3Effect of Non-Assumption in a Change in Control.  Notwithstanding the provisions of Section 8.2, if a Change in Control occurs and a Participant’s Awards are not continued, converted, assumed, or replaced with a substantially similar award by (a) the Company, or (b) a successor entity or its parent or subsidiary (an “Assumption”), and provided that the Participant has not had a Termination of Service, then, immediately prior to the Change in Control, such Awards shall become fully vested, exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards shall lapse (provided that, to the extent the vesting of any such Award is subject to the satisfaction of specified performance goals, such Award shall vest and all performance goals or other vesting criteria will be deemed achieved at the target level of performance, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any Subsidiary, as applicable).  In addition, to the extent an Assumption does not occur, such Awards shall be canceled upon the consummation of the Change in Control in exchange for the right to receive the Change in Control consideration payable to other holders of Common Stock (i) which may be on such terms and conditions as apply generally to holders of Common Stock under the Change in Control documents (including, without limitation, any escrow, earn-out or other deferred consideration provisions) or such other terms and conditions as the Administrator may provide, and (ii) determined by reference to the number of Shares subject to such Awards and net of any applicable exercise price; provided that to the extent that any Awards constitute “nonqualified deferred compensation” that may not be paid upon the Change in Control under Section 409A without the imposition of taxes thereon under Section 409A, the timing of such payments shall be governed by the applicable Award Agreement (subject to any deferred consideration provisions applicable under the Change in Control documents); and provided, further, that if the amount to which a Participant would be entitled upon the settlement or exercise of such Award at the time of the Change in Control is equal to or less than zero, then such Award may be terminated without payment.  The Administrator shall determine whether an Assumption of an Award has occurred in connection with a Change in Control.
8.4Administrative Stand Still.  In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting

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the Shares or the Share price, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to 60 days before or after such transaction.

8.5General.  Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation.  Except as expressly provided with respect to an Equity Restructuring under Section 8.1 or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price.  The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares.  The Administrator may treat Participants and Awards (or portions thereof) differently under this Article VIII.
ARTICLE IX.
General Provisions Applicable to Awards
9.1Transferability.  Except as the Administrator may determine or provide in an Award Agreement or otherwise for Awards other than Incentive Stock Options, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except for certain Designated Beneficiary designations, by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, and, during the life of the Participant, will be exercisable only by the Participant.  Any permitted transfer of an Award hereunder shall be without consideration, except as required by Applicable Law.  References to a Participant, to the extent relevant in the context, will include references to a Participant’s authorized transferee that the Administrator specifically approves.
9.2Documentation.  Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines.  Each Award may contain terms and conditions in addition to those set forth in the Plan.
9.3Discretion.  Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award.  The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.
9.4Termination of Status.  The Administrator will determine how the disability, death, retirement, an authorized leave of absence or any other change or purported change in a Participant’s Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.
9.5Withholding.  Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by Applicable Law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability.  The Company may deduct an amount sufficient to satisfy such tax obligations based on the applicable statutory withholding rates (or such other rate as may be determined by the Company after considering any accounting consequences or costs)

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from any payment of any kind otherwise due to a Participant.  In the absence of a contrary determination by the Company (or, with respect to withholding pursuant to clause (ii) below with respect to Awards held by individuals subject to Section 16 of the Exchange Act, a contrary determination by the Administrator), all tax withholding obligations will be calculated based on the minimum applicable statutory withholding rates.  Subject to Section 10.8 and any Company insider trading policy (including blackout periods), Participants may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company, provided that the Company may limit the use of the foregoing payment forms if one or more of the payment forms below is permitted, (ii) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares delivered by attestation and Shares retained from the Award creating the tax obligation, valued at their fair market value on the date of delivery, (iii) subject to Section 9.10, if there is a public market for Shares at the time the tax obligations are satisfied, unless the Company otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to satisfy the tax obligations, or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Administrator, or (iv) to the extent permitted by the Company, any combination of the foregoing payment forms approved by the Administrator.  Notwithstanding any other provision of the Plan, the number of Shares which may be so delivered or retained pursuant to clause (ii) of the immediately preceding sentence shall be limited to the number of Shares which have a fair market value on the date of delivery or retention no greater than the aggregate amount of such liabilities based on the maximum applicable statutory withholding rate in the applicable jurisdiction at the time of such withholding (or such other rate as may be required to avoid the liability classification of the applicable award under generally accepted accounting principles in the United States of America).  Subject to Section 9.10, if any tax withholding obligation will be satisfied under clause (ii) above by the Company’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.

9.6Amendment of Award; Prohibition on Repricing.  The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option.  The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted under Article VIII or pursuant to Section 10.6.  Notwithstanding the foregoing or anything in the Plan to the contrary, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price per share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per share that is less than the exercise price per share of the original Options or Stock Appreciation Rights without the approval of the stockholders of the Company.
9.7Conditions on Delivery of Stock.  The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company,

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all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws.  The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.

9.8Acceleration.  The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.
9.9Cash Settlement.  Without limiting the generality of any other provision of the Plan, the Administrator may provide, in an Award Agreement or subsequent to the grant of an Award, in its discretion, that any Award may be settled in cash, Shares or a combination thereof.
9.10Broker-Assisted Sales.  In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 9.5 above: (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all Participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.
ARTICLE X.
Miscellaneous
10.1No Right to Employment or Other Status.  No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company or any of its Subsidiaries.  The Company and its Subsidiaries expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement or in the Plan.
10.2No Rights as Stockholder; Certificates.  Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares.  Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).  The Company may place legends on stock certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.

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10.3Effective Date and Term of Plan.  Unless earlier terminated by the Board, the Plan (as amended and restated) will become effective on the date on which the Plan is approved by the Company’s stockholders (the “Effective Date”) and will remain in effect until the tenth anniversary of the Effective Date.  Notwithstanding anything to the contrary in the Plan, an Incentive Stock Option may not be granted under the Plan after 10 years from the earlier of (i) the date the Board adopted the Plan (as amended and restated) or (ii) the date the Company’s stockholders approved the Plan (as amended and restated), but Awards previously granted may extend beyond that date in accordance with the Plan.
10.4Amendment of Plan.  The Administrator may amend, suspend or terminate the Plan at any time; provided that no amendment, other than an increase to the Overall Share Limit, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent.  No Awards may be granted under the Plan during any suspension period or after the Plan’s termination.  Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination.  The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.
10.5Provisions for Foreign Participants.  The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.
10.6Section 409A.
(a)General.  The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply.  Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date.  The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise.  The Company will have no obligation under this Section 10.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.
(b)Separation from Service.  If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a termination of a Participant’s Service Provider relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the termination of the Participant’s Service Provider relationship.  For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”
(c)Payments to Specified Employees.  Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator

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determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest).  Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.  Furthermore, notwithstanding any contrary provision of the Plan or any Award Agreement, any payment of “nonqualified deferred compensation” under the Plan that may be made in installments shall be treated as a right to receive a series of separate and distinct payments.
10.7Limitations on Liability.  Notwithstanding any other provisions of the Plan and to the fullest extent permitted by Applicable Laws and the Company’s certificate of incorporation and bylaws, (a)  no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company or any Subsidiary, and (b) the Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.
10.8Lock-Up Period.  The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to 180 days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.
10.9Data Privacy.  As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan.  The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”).  The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management.  These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country.  By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares.  The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan.  A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or

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withdraw the consents in this Section 10.9 in writing, without cost, by contacting the local human resources representative.  If the Participant refuses or withdraws the consents in this Section 10.9, the Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards.  For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

10.10Severability.  If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.
10.11Governing Documents.  If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan will not apply.
10.12Governing Law.  The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.
10.13Claw-back Provisions.  All Awards (including, without limitation, any proceeds, gains or other economic benefit actually or constructively received by Participant upon any receipt or exercise of any Award or upon the receipt or sale of any Shares underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, the Company’s Policy for Recovery of Erroneously Awarded Compensation and any claw-back policy adopted to comply with Applicable Laws as and to the extent set forth in such claw-back policy or the Award Agreement.
10.14Titles and Headings.  The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.
10.15Conformity to Applicable Laws.  Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws.  Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws.  To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws. For the avoidance of doubt and notwithstanding anything herein to the contrary, any provisions relating to exculpation or indemnification of directors, officers, employees or others under the Plan and all Awards will be administered and construed in accordance with Applicable Laws and the Company’s certificate of incorporation, bylaws, and other governing documents.
10.16Relationship to Other Benefits.  No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.

10.17Stockholder Approval. The Plan (as amended and restated) will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan (as amended and restated). Awards may be granted or awarded under the Plan (as amended and restated) and subject to the terms and conditions of the Original Plan following the Board’s adoption of the Plan (as amended and restated) unless and until the Plan (as amended and restated) receives stockholder approval. Awards granted from and after stockholder approval of the Plan (as amended and restated) will be subject to the terms and conditions of the Plan (as amended and restated). If the Plan (as

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amended and restated) is not approved by stockholders within twelve (12) months after its adoption by the Board, then the Original Plan shall continue on its existing terms and conditions and the Plan (as amended and restated) shall be of no force or effect.

ARTICLE XI.
Definitions

As used in the Plan, the following words and phrases will have the following meanings:

11.1“Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.
11.2“Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, corporate, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted.
11.3“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalents, or Other Stock or Cash Based Awards.
11.4“Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.
11.5“Board” means the Board of Directors of the Company.
11.6“Change in Control” means and includes each of the following:
(a)A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clauses (i) and (ii) of subsection (c) below) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
(b)During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (a) or (c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
(c)The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the

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Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
(i)which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
(ii)after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or portion of any Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b) or (c) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award (or portion thereof) if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

11.7 “Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.
11.8“Committee” means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent Applicable Laws permit.  To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
11.9“Common Stock” means the Class A common stock of the Company, par value of $0.0001 per share.
11.10“Company” means AEON Biopharma, Inc., a Delaware corporation, or any successor.
11.11 “Consultant” means any consultant or advisor, engaged by the Company or any of its Subsidiaries to render services to such entity, who qualifies as a consultant or advisor under the applicable rules of Form S-8 Registration Statement.

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11.12“Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies or becomes incapacitated.  Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.
11.13“Director” means a Board member.
11.14“Dividend Equivalents” means a right granted to a Participant under the Plan to receive the equivalent value (in cash or Shares) of dividends paid on Shares.
11.15“Employee” means any employee of the Company or its Subsidiaries.
11.16“Equity Restructuring” means, as determined by the Administrator, a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, or other large, nonrecurring cash dividend, that affects the Shares (or other securities of the Company) or the share price of Common Stock (or other securities of the Company) and causes a change in the per share value of the Common Stock underlying outstanding Awards.
11.17“Exchange Act” means the Securities Exchange Act of 1934, as amended.
11.18“Fair Market Value” means, as of any date, the value of a Share of Common Stock determined as follows: (a) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (b) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (c) without an established market for the Common Stock, the Administrator will determine the Fair Market Value in its discretion.
11.19“Fully-Diluted Shares” means, as of any given date, (i) shares of Preferred Stock and shares of Common Stock outstanding on such date, (ii) shares of Common Stock subject to compensatory equity awards (including stock options and restricted stock units) outstanding on such date, with (A) performance-based compensatory equity awards calculated at the “target” level of performance and (B) shares of Common Stock subject to stock options calculated on a “net exercised” basis as of the applicable date, assuming shares are surrendered having a Fair Market Value on such date equal to the exercise price of such options (rounded up to the nearest whole Share, and determined without regard to the vested status of the stock option) and (iii) shares issuable upon the exercise or settlement of other equity securities with respect to which shares of Common Stock have not actually been issued and the conversion of all convertible securities into shares of Common Stock, in each case, counted on an as-converted-to shares of Common Stock basis; provided, however, that shares of Common Stock subject to warrants outstanding on such date shall not be included in the determination of Fully-Diluted Shares.
11.20“Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.

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11.21“Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.
11.22“Non-Qualified Stock Option” means an Option, or portion thereof, not intended or not qualifying as an Incentive Stock Option.
11.23“Option” means an option to purchase Shares, which will either be an Incentive Stock Option or a Non-Qualified Stock Option.
11.24“Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property awarded to a Participant under Article VII.
11.25“Overall Share Limit” means the sum of (a) [_______]1 Shares, (b) any Shares which, as of the Original Effective Date, are subject to Prior Plan Awards which, on or following the Original Effective Date, become available for issuance under the Plan pursuant to Article IV (which aggregate number added to the Overall Share Limit shall not exceed 4,556,783 Shares) and (c) an annual increase on the first day of each calendar year beginning on and including January 1, 2027 and ending on and including January 1, 2033 equal to the lesser of (i) a number of Shares equal to 5% of the number of Fully-Diluted Shares on the final day of the immediately preceding calendar year and (ii) such smaller number of Shares as is determined by the Board.
11.26“Participant” means a Service Provider who has been granted an Award.
11.27“Performance Criteria” mean the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period, which may include the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human capital management; supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition activity; investment sourcing activity; and marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease.  Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary,

1 NTD: This amount will equal the sum of (i) the current plan reserve (53,332 shares), plus (ii) any shares that have been added to the plan pursuant to the evergreen on January 1, 2024 (23,357 shares) and January 1, 2025 (27,198 shares), plus any shares that are added on January 1, 2026 to the extent the amended plan becomes effective on or after such date, plus (iii) the number of new shares to be added to the plan (17,288,059 shares).

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division, business segment or business unit of the Company or a Subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies.
11.28“Plan” means this Amended and Restated 2023 Incentive Award Plan.
11.29“Preferred Stock” means the preferred stock of the Company, par value of $0.0001 per share.
11.30“Prior Plan” means the AEON Biopharma, Inc. Amended and Restated 2019 Incentive Award Plan.
11.31“Prior Plan Award” means an award outstanding under the Prior Plan as of the Original Effective Date.
11.32“Restricted Stock” means Shares awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.
11.33“Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.
11.34“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.
11.35“Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.
11.36“Securities Act” means the Securities Act of 1933, as amended.
11.37“Service Provider” means an Employee, Consultant or Director.
11.38“Shares” means shares of Common Stock.
11.39“Stock Appreciation Right” means a stock appreciation right granted under Article V.
11.40“Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
11.41“Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
11.42“Termination of Service” means the date the Participant ceases to be a Service Provider.

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. AEON BIOPHARMA, INC. ATTN: CHIEF LEGAL OFFICER 5 PARK PLAZA, SUITE 1750 IRVINE, CA 92614 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. AEON BIOPHARMA, INC. The Board of Directors recommends you vote FOR the following proposals: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1. To approve, for purposes of complying with the NYSE American Company Guide, and for all other purposes, (i) the issuance and sale of 4,616,924 shares (the "Shares") of Class A common stock, par value $0.0001 per share (the "Common Stock"), or pre-funded warrants to purchase Common Stock in lieu of the Shares, (ii) warrants to purchase an aggregate of 6,581,829 shares of Common Stock and (iii) shares issuable upon exercise of True-Up Warrants (the "PIPE Financing Proposal"). 2. To approve, for purposes of complying with the NYSE American Company Guide, and for all other purposes, the exchange of the outstanding senior secured convertible notes of the Company held by Daewoong Pharmaceutical Co, Ltd. ("Daewoong") pursuant to an exchange agreement, dated December 15, 2025, by and between the Company and Daewoong for (i) shares of Common Stock or pre-funded warrants in lieu of shares of Common Stock, (ii) a new senior secured convertible note in a principal amount of $1,500,000 and (iii) a warrant to purchase 8,000,000 shares of Common Stock (the "Exchange Proposal"). 3. To approve the Amended and Restated 2023 Incentive Award Plan, to, among other things, increase the number of shares of Common Stock authorized for issuance thereunder (the "Equity Plan Proposal"). 4. To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the PIPE Financing Proposal, the Exchange Proposal or the Equity Plan Proposal (the "Adjournment Proposal"). V82386-S27807 For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! SCAN TO VIEW MATERIALS & VOTEw

V82387-S27807 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement and Form 10-K are available at www.proxyvote.com. AEON BIOPHARMA, INC. Special Meeting of Stockholders January 21, 2026 at 8:00 a.m. Pacific Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Alex Wilson and Jennifer Sy, or either of them, as proxies, each, with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of AEON BIOPHARMA, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 8:00 a.m. Pacific Time, on Wednesday, January 21, 2026, at 5 Park Plaza, Suite 1750, Irvine, CA 92614, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side